                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8764
                  --------------------------------------------

                         UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Amy R. Doberman
                      UBS Global Asset Management (US)
                                      Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                     Dechert
                              1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: July 31, 2003

Date of reporting period:  July 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS PACE(SM)

GOING THE DISTANCE TO MEET YOUR FINANCIAL NEEDS

ANNUAL REPORT

JULY 31, 2003

UBS PACE Select Advisors Trust

Table of Contents

              Introduction

              UBS PACE Money Market Investments                                  2

              UBS PACE Government Securities Fixed Income Investments            5

              UBS PACE Intermediate Fixed Income Investments                     8

              UBS PACE Strategic Fixed Income Investments                       11

              UBS PACE Municipal Fixed Income Investments                       14

              UBS PACE Global Fixed Income Investments                          17

              UBS PACE Large Co Value Equity Investments                        21

              UBS PACE Large Co Growth Equity Investments                       26

              UBS PACE Small/Medium Co Value Equity Investments                 31

              UBS PACE Small/Medium Co Growth Equity Investments                35

              UBS PACE International Equity Investments                         38

              UBS PACE International Emerging Markets Equity Investments        42

              Financial Statements                                              47


              UBS PACE SELECT ADVISORS TRUST OFFERS FIVE CLASSES OF SHARES REPRESENTING INTERESTS IN TWELVE SEPARATE PORTFOLIOS. (UBS PACE MONEY MARKET INVESTMENTS OFFERS ONLY ONE SHARE CLASS.) DIFFERENT CLASSES OF SHARES AND/OR PORTFOLIOS ARE OFFERED BY SEPARATE PROSPECTUSES.

              FOR MORE INFORMATION ON A PORTFOLIO OR CLASS OF SHARES, CONTACT YOUR FINANCIAL ADVISOR. HE OR SHE CAN SEND YOU A CURRENT PROSPECTUS RELATING TO A PORTFOLIO OR CLASS OF SHARES, WHICH INCLUDES A DISCUSSION OF INVESTMENT RISKS, SALES CHARGES, EXPENSES AND OTHER MATTERS OF INTEREST. PLEASE READ THE PROSPECTUS RELATED TO THE PORTFOLIO OR CLASS OF SHARES YOU ARE INTERESTED IN CAREFULLY BEFORE YOU INVEST.

Introduction

Dear UBS PACE(SM) Shareholder,

We are pleased to provide you with the annual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust.

This report includes summaries of the performance of each Portfolio and commentaries from the individual investment advisors regarding the events during the fiscal year ended July 31, 2003. Please note that the opinions of the advisors do not necessarily represent those of UBS Global Asset Management (US) Inc.

Despite lackluster economic growth in both the US and abroad, the global equity markets posted positive results during the fiscal year. Strong rallies in the fourth quarter of 2002 and the second quarter of 2003 more than offset the markets' weakness at other points during the reporting period. During a year in which investor risk aversion ran high at times, the rally that occurred in the second quarter of 2003 was also significant in that it appeared to underscore an important change in investor psychology. With the conclusion of major military action in Iraq, a key uncertainty that had been weighing the markets down was eliminated. Investors grew increasingly optimistic that a sustainable economic recovery was possible, and thus more willing to take on the greater risk associated with stock investing.

There was also good news in the global bond markets, as virtually every sector generated positive results during the fiscal year, despite the equity market rallies. Throughout the period, investors were drawn in varying degrees to the relative safety offered by fixed income securities in light of ongoing geopolitical issues and persistent signs of economic weakness. For much of the second half of the reporting period, the riskier segments of the bond market generated the best performance, as investors searched for incremental yields given the low interest rate environment.

The stock and bond markets both will, in all likelihood, continue to experience periods of heightened volatility in the months ahead. As such, we believe it's important to work closely with your professional financial advisor. He or she can provide valuable guidance during difficult periods, and help you remain focused on your long-term goals. To that end, the UBS PACE Portfolios can be a key component of your investment strategy, since they offer a wide choice of actively managed investments that may better position you to take advantage of evolving market opportunities.

As always, we appreciate the opportunity to help you achieve your financial goals. If you have any questions about the UBS PACE Program or about UBS PACE Select Advisors Trust, please contact your financial advisor.


Sincerely,


/s/ Joseph A. Varnas                              /s/ Bruce A. Bursey

Joseph A. Varnas                                  Bruce A. Bursey
PRESIDENT                                         EXECUTIVE VICE PRESIDENT
UBS PACE Select Advisors Trust                    Investment Consulting Services
MANAGING DIRECTOR                                 UBS Financial Services, Inc.
UBS Global Asset Management (US) Inc.


This report is intended to assist investors in understanding how the Portfolios performed during the fiscal year ended July 31, 2003. The views expressed in the Advisor's Comments sections are as of the end of the reporting period and are those of the investment advisors. These views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security or market sector, the markets generally or any Portfolio. The Portfolios are actively managed and their composition will differ over time; any specific securities discussed may or may not be current or future holdings of a Portfolio. We encourage you to consult your financial advisor regarding your personal investment program.

UBS PACE Money Market Investments

PERFORMANCE

During the fiscal year ended July 31, 2003, the Portfolio returned 0.96% (before the deduction of the UBS PACE program fee; after the deduction of the maximum program fee, the Portfolio declined 0.55%). In comparison, the 90-Day US T-Bill Index and the Lipper Money Market Funds Median, returned 1.35% and 0.73%, respectively. (Returns over various time periods are shown in the "Performance at a Glance" table on page 3. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

MARKET REVIEW

Overall, the US economy was generally weak during the Portfolio's fiscal year. There was a short period of time when it appeared that the economy was headed in the right direction: gross domestic product (GDP) rose 4.0% in the third quarter of 2002, following an anemic 1.7% rate in the prior quarter. However, the growth spurt was short-lived, as turmoil in the Middle East, tepid corporate spending and a weak stock market all served to undermine the economy.

In early 2003, consumer spending, which, unlike corporate spending, had been relatively strong in 2002, began to show signs of weakening. Geopolitical concerns, a spike in oil prices, rising unemployment and severe weather in some parts of the country further served to undermine the economy. In the aftermath of major conflict in Iraq, no clear spending picture emerged.

Investors carefully scrutinized statements and actions by the Federal Reserve throughout the reporting period, viewing them as a general barometer against which to measure economic health. At its November 2002 meeting, citing a "soft spot" in the economy, the Federal Reserve lowered the federal funds rate one half of a percentage point to 1.25%. In the months that followed, the Fed deferred from making additional rate cuts, although it made it clear that it was assuming a "heightened surveillance" of the economy in light of the conflict with Iraq. After the war's start, however, and absent a lift in the economy, the Fed alluded to the possibility of a future rate cut, stating that it viewed economic weakness to be a greater risk than inflation. The move finally came during the Fed's June 25, 2003 Federal Open Market Committee meeting, at which time the federal funds rate was lowered a quarter of a percentage point to 1.0% -- its lowest level since 1958. In explaining the cut, the Fed noted that the economy had yet to exhibit sustainable growth and that "a slightly more expansive monetary policy would add further support for an economy, which it expects to improve over time."

ADVISOR'S COMMENTS

During the fiscal year, we continued to utilize a "barbell" strategy, whereby we purchased securities at both ends of the maturity spectrum. The Portfolio's longer-term securities--with maturities up to one year in duration--were used to lock in higher yields as interest rates fell. At the same time, shorter-term securities--typically one month or less in duration--provided liquidity.

Given the combination of a weak economy, uncertainty regarding the outcome and repercussions of the war in Iraq, and corporate accounting scandals, the credit markets were extremely volatile during the period. Therefore, we emphasized securities that offered the highest credit quality and liquidity. By doing so, we were able to avoid the problems that plagued some areas of the corporate credit markets.

Looking ahead, we remain skeptical about the strength of an economic recovery. Despite the rapid conclusion to the war in Iraq, there continues to be a great deal of uncertainty around the world. The repercussions of the war remain unknown and the situation in North Korea remains volatile.

In the US, one could look at the economic "glass" as either being half empty, or half full. Among the positives, major combat in Iraq has ended and consumer confidence has risen since the height of the war. Oil prices have fallen sharply and low interest rates continue

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MONEY MARKET INVESTMENTS

INVESTMENT ADVISOR:
UBS Global Asset Management (US) Inc.

PORTFOLIO MANAGER:
Susan P. Ryan

OBJECTIVE:
Current income consistent with preservation of capital and liquidity.

INVESTMENT PROCESS:
The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

to spur mortgage refinancing, which places more money in the consumer's pocket. The stock market has rallied, and Congress approved an economic stimulus package.

On the other hand, unemployment remains high, and the economy will have to gain momentum in order to stimulate the labor market. The housing market may have peaked, and consumer debt levels are high. Finally, the Fed has less mobility to lower short-term interest rates--although Chairman Greenspan has indicated his willingness to lower rates again if the economy fails to recover as anticipated.

Against this backdrop, credit quality and liquidity will continue to be of paramount importance. As a result, we expect to continue to allocate a large portion of the Portfolio to securities that offer the highest credit quality and liquidity. We also expect to continue employing a barbell strategy for as long as rate spreads continue to support such a strategy.

PERFORMANCE AT A GLANCE

                                                                                                                    SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/03                               6 MONTHS   1 YEAR   5 YEARS  INCEPTION+
----------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments without maximum UBS PACE program fee*                 0.34%     0.96%    3.76%        4.30%
UBS PACE Money Market Investments with maximum UBS PACE program fee*                   -0.40     -0.55     2.21         2.74
----------------------------------------------------------------------------------------------------------------------------
90-Day US T-Bill Index**                                                                0.56      1.35     3.82         4.36
----------------------------------------------------------------------------------------------------------------------------
Lipper Money Market Funds Median                                                        0.26      0.73     3.50         4.09
----------------------------------------------------------------------------------------------------------------------------

Average annual total returns for UBS PACE Money Market Investments, for periods ended June 30, 2003, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, -0.45%; 5-year period, 2.30%; since inception, 2.79%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2003 was 0.47%, without maximum UBS PACE program fee. With the maximum UBS PACE program fee, the 7-day current yield was -1.03%. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect any fee waivers.

+ Since inceptions returns are calculated as of commencement of issuance on August 24, 1995 for UBS PACE Money Market Investments. Inception returns for the Index and Lipper Median are as of the nearest month-end of the Fund's inception: August 31, 1995.

* The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

** 90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE 90-DAY US T-BILL INDEX

                    UBS PACE MONEY MARKET INVESTMENTS WITHOUT   UBS PACE MONEY MARKET INVESTMENTS WITH
                    MAXIMUM UBS PACE PROGRAM FEE*               MAXIMUM UBS PACE PROGRAM FEE*               90-DAY US T-BILL INDEX
August-95                                       $      10,000                            $      10,000               $      10,000
September-95                                    $      10,045                            $      10,032               $      10,045
October-95                                      $      10,090                            $      10,065               $      10,091
November-95                                     $      10,134                            $      10,096               $      10,135
December-95                                     $      10,179                            $      10,128               $      10,182
January-96                                      $      10,223                            $      10,160               $      10,228
February-96                                     $      10,263                            $      10,187               $      10,269
March-96                                        $      10,306                            $      10,216               $      10,313
April-96                                        $      10,347                            $      10,244               $      10,355
May-96                                          $      10,389                            $      10,273               $      10,400
June-96                                         $      10,431                            $      10,301               $      10,444
July-96                                         $      10,475                            $      10,331               $      10,489
August-96                                       $      10,518                            $      10,362               $      10,535
September-96                                    $      10,561                            $      10,391               $      10,580
October-96                                      $      10,605                            $      10,421               $      10,626
November-96                                     $      10,649                            $      10,451               $      10,671
December-96                                     $      10,693                            $      10,481               $      10,717
January-97                                      $      10,738                            $      10,512               $      10,763
February-97                                     $      10,779                            $      10,539               $      10,805
March-97                                        $      10,825                            $      10,571               $      10,852
April-97                                        $      10,871                            $      10,602               $      10,898
May-97                                          $      10,918                            $      10,635               $      10,947
June-97                                         $      10,965                            $      10,667               $      10,993
July-97                                         $      11,013                            $      10,701               $      11,040
August-97                                       $      11,062                            $      10,735               $      11,088
September-97                                    $      11,109                            $      10,767               $      11,135
October-97                                      $      11,158                            $      10,801               $      11,183
November-97                                     $      11,206                            $      10,834               $      11,230
December-97                                     $      11,257                            $      10,869               $      11,279
January-98                                      $      11,307                            $      10,904               $      11,329
February-98                                     $      11,353                            $      10,935               $      11,374
March-98                                        $      11,403                            $      10,969               $      11,424
April-98                                        $      11,451                            $      11,002               $      11,473
May-98                                          $      11,501                            $      11,036               $      11,522
June-98                                         $      11,550                            $      11,069               $      11,570
July-98                                         $      11,601                            $      11,104               $      11,619
August-98                                       $      11,652                            $      11,139               $      11,668
September-98                                    $      11,701                            $      11,172               $      11,716
October-98                                      $      11,749                            $      11,204               $      11,763
November-98                                     $      11,795                            $      11,234               $      11,806
December-98                                     $      11,844                            $      11,266               $      11,850
January-99                                      $      11,890                            $      11,296               $      11,894
February-99                                     $      11,931                            $      11,321               $      11,935
March-99                                        $      11,977                            $      11,350               $      11,980
April-99                                        $      12,021                            $      11,378               $      12,025
May-99                                          $      12,068                            $      11,407               $      12,071
June-99                                         $      12,113                            $      11,436               $      12,116
July-99                                         $      12,161                            $      11,467               $      12,163
August-99                                       $      12,211                            $      11,499               $      12,211
September-99                                    $      12,260                            $      11,531               $      12,259
October-99                                      $      12,311                            $      11,565               $      12,309
November-99                                     $      12,362                            $      11,598               $      12,359
December-99                                     $      12,418                            $      11,636               $      12,411
January-00                                      $      12,475                            $      11,675               $      12,466
February-00                                     $      12,529                            $      11,710               $      12,519
March-00                                        $      12,587                            $      11,750               $      12,578
April-00                                        $      12,645                            $      11,790               $      12,637
May-00                                          $      12,707                            $      11,833               $      12,699
June-00                                         $      12,771                            $      11,877               $      12,758
July-00                                         $      12,837                            $      11,924               $      12,820
August-00                                       $      12,904                            $      11,972               $      12,884
September-00                                    $      12,970                            $      12,017               $      12,948
October-00                                      $      13,038                            $      12,065               $      13,016
November-00                                     $      13,104                            $      12,111               $      13,082
December-00                                     $      13,173                            $      12,160               $      13,151
January-01                                      $      13,238                            $      12,204               $      13,219
February-01                                     $      13,293                            $      12,240               $      13,276
March-01                                        $      13,350                            $      12,277               $      13,334
April-01                                        $      13,402                            $      12,309               $      13,385
May-01                                          $      13,450                            $      12,338               $      13,434
June-01                                         $      13,494                            $      12,363               $      13,478
July-01                                         $      13,536                            $      12,385               $      13,520
August-01                                       $      13,576                            $      12,407               $      13,561
September-01                                    $      13,611                            $      12,424               $      13,600
October-01                                      $      13,641                            $      12,435               $      13,636
November-01                                     $      13,667                            $      12,443               $      13,665
December-01                                     $      13,691                            $      12,449               $      13,689
January-02                                      $      13,712                            $      12,453               $      13,710
February-02                                     $      13,729                            $      12,453               $      13,728
March-02                                        $      13,748                            $      12,454               $      13,749
April-02                                        $      13,766                            $      12,455               $      13,768
May-02                                          $      13,784                            $      12,456               $      13,789
June-02                                         $      13,802                            $      12,457               $      13,809
July-02                                         $      13,819                            $      12,457               $      13,829
August-02                                       $      13,836                            $      12,456               $      13,849
September-02                                    $      13,852                            $      12,455               $      13,868
October-02                                      $      13,868                            $      12,454               $      13,887
November-02                                     $      13,882                            $      12,451               $      13,905
December-02                                     $      13,894                            $      12,446               $      13,922
January-03                                      $      13,904                            $      12,439               $      13,937
February-03                                     $      13,912                            $      12,431               $      13,950
March-03                                        $      13,921                            $      12,424               $      13,964
April-03                                        $      13,930                            $      12,416               $      13,977
May-03                                          $      13,938                            $      12,408               $      13,991
June-03                                         $      13,946                            $      12,399               $      14,003
July-03                                         $      13,952                            $      12,389               $      14,016

     The graph depicts the performance of UBS PACE Money Market Investments versus the 90-Day US T-Bill Index from the closest month end after the inception date of Class P shares, August 31, 1995, through July 31, 2003. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PORTFOLIO STATISTICS

CHARACTERISTICS                                                                       7/31/03
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                   $     123.9
Number of issuers (excl. Govts)                                                            38
Weighted Average Maturity                                                             50 days
---------------------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*                                                                7/31/03
---------------------------------------------------------------------------------------------
Commercial Paper                                                                         50.8%
U.S. Government and Agency Obligations                                                   28.6
Short-Term Corporate Obligations                                                          8.1
Bank Obligations                                                                          8.1
Money Market Funds                                                                        4.0
Other Assets in Excess of Liabilities                                                     0.4
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

TOP 10 HOLDINGS (EXCLUDING U.S. GOVERNMENT AND AGENCY OBLIGATIONS)*                   7/31/03
---------------------------------------------------------------------------------------------
Giro Multi-Funding                                                                        3.4%
K2 (USA)                                                                                  3.2
Societe Generale North America                                                            3.2
Aim Liquid Assets Portfolio                                                               3.2
Triple A One Funding                                                                      2.4
Dexia Delaware                                                                            2.4
Novartis Finance                                                                          2.4
Wells Fargo Bank                                                                          2.4
SunTrust Bank                                                                             2.4
Stadshypotek Delaware                                                                     2.4
---------------------------------------------------------------------------------------------
Total                                                                                    27.4%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Government Securities Fixed Income Investments

PERFORMANCE

During the fiscal year ended July 31, 2003, the Portfolio's Class P shares returned 1.35% (before the deduction of the maximum UBS PACE program fee; Class P shares posted a decline of 0.16% after the deduction of the maximum program fee), compared to the Lehman Brothers Mortgage-Backed Securities Index (the "Index") return of 2.56% and the 3.04% return of the Lipper Intermediate US Government Funds Median. (Returns for all share classes over various time periods are shown in the table on page 6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Despite high prepayment rates, mortgage-backed securities (MBS) generated positive results during the first 11 months of the fiscal year, as strong demand helped sustain premium prices and push yields on MBS toward historic lows. In particular, risk-averse financial institutions helped raise the demand level for MBS -- especially collateralized mortgage obligation (CMO) securities, which were viewed as being attractive due to their stable cash flows and prepayment protection. In the low yield environment, refinancing activity was robust.

The fixed income market abruptly reversed course, however, in July of 2003. This was the worst month for MBS performance since September 2001, as mortgage spreads versus Treasurys significantly widened. Given the sharp rise in interest rates, refinancing activity substantially declined.

ADVISOR'S COMMENTS

During the fiscal year, the Portfolio's above-index duration enhanced results as interest rates overall fell during the period. Also, with prepayment rates running at historically high levels for most of the period, our exposure to lower coupon MBS aided results.

Alternately, the Portfolio's position in National Century Financial Enterprise asset-backed bonds had a negative impact on performance, due to its bankruptcy filing. An overweight in 15-year mortgages also detracted from results during the period, as these securities underperformed the 30-year mortgage sector.

Finally, our underweight in Government National Mortgage Association (GNMA) securities also hurt relative results. GNMA securities, which have the full faith and credit guarantee backing of the U.S. Government, performed better than its two primary federal agency counterparts: Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie
Mac), which do not have the specific guarantee.

Given our expectations for relatively stable interest rates, we see little reason to take on additional interest rate risk. In the mortgage sector, we expect to maintain duration and yield curve positioning in line with the Index, while looking to add value through security selection. However, we expect to shorten duration versus the Index, in the event a reflationary scenario should occur.

We currently believe that technical factors present the biggest risk to the mortgage market: Financial institutions have been strong buyers of mortgages, and performance is dependent upon their demand. In the near term, new supply will need to be absorbed by these market participants. We expect to continue to focus on 30-year conventional pass-through certificates because these issues remain attractive, especially relative to their 15-year counterparts. Furthermore, we anticipate maintaining an overweight to Fannie Mae securities relative to Freddie Mac and Ginnie Mae issues.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Pacific Investment Management Company LLC ("PIMCO")

PORTFOLIO MANAGER:
Pasi Hamalainen

OBJECTIVE:
Total return of income and capital preservation.

INVESTMENT PROCESS:
The Portfolio invests primarily in mortgage-backed securities along with US government and agency securities of varying maturities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio's dollar-weighted average duration normally ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other similar securities.

PERFORMANCE AT A GLANCE

                                                                                                               SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/03                6 MONTHS        1 YEAR       5 YEARS    INCEPTION+
------------------------------------------------------------------------------------------------------------------------
Before deducting                               Class A*                 -0.55%         1.13%          N/A          5.28%
maximum sales charge                           Class B**                -0.85          0.34           N/A          5.29
or UBS PACE program fee                        Class C***               -0.74          0.59           N/A          5.92
                                               Class Y****              -0.39          1.46           N/A          5.61
                                               Class P*****             -0.37          1.35          6.26%         6.72
-----------------------------------------------------------------------------------------------------------------------
After deducting                                Class A*                 -5.00         -3.45           N/A          3.34
maximum sales charge                           Class B**                -5.77         -4.55           N/A          4.23
or UBS PACE program fee                        Class C***               -2.45         -1.13           N/A          5.54
                                               Class P*****             -1.11         -0.16          4.67          5.13
-----------------------------------------------------------------------------------------------------------------------
Lehman Brothers Mortgage-Backed Securities Index                        -0.55          2.56          6.46          7.00
-----------------------------------------------------------------------------------------------------------------------
Lipper Intermediate US Government Funds Median                          -0.47          3.04          5.85          6.11
-----------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended June 30, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -0.28%; since inception, 4.29%; Class B--1-year period, -1.40%; since inception, 5.22%; Class C--1-year period, 2.15%; since inception, 6.55%; Class Y--1-year period, 4.75%; since inception, 6.65%; Class P--1-year period, 3.15%; 5-year period, 5.16%; since inception, 5.46%.

+ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index are shown as of August 24, 1995 which is the inception date of the oldest share class (Class P). Since inception returns for the Lipper Median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class
      (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Mortgage-Backed Securities Index covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages are included, but Graduated Equity Mortgages are not. The average-weighted life is approximately eight years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX

               UBS PACE GOVERNMENT SECURITIES         UBS PACE GOVERNMENT SECURITIES              LEHMAN BROTHERS
               FIXED INCOME INVESTMENTS               FIXED INCOME INVESTMENTS                    MORTGAGE-BACKED
               WITHOUT MAXIMUM UBS PACE PROGRAM FEE   WITH MAXIMUM UBS PACE PROGRAM FEE           SECURITIES INDEX
   8/24/1995                          $      10,000                       $      10,000              $      10,000
August-95                             $      10,008                       $      10,005              $      10,073
September-95                          $      10,050                       $      10,034              $      10,162
October-95                            $      10,219                       $      10,190              $      10,252
November-95                           $      10,343                       $      10,301              $      10,369
December-95                           $      10,493                       $      10,437              $      10,499
January-96                            $      10,552                       $      10,483              $      10,578
February-96                           $      10,402                       $      10,321              $      10,490
March-96                              $      10,354                       $      10,260              $      10,452
April-96                              $      10,297                       $      10,191              $      10,423
May-96                                $      10,301                       $      10,182              $      10,392
June-96                               $      10,427                       $      10,294              $      10,535
July-96                               $      10,435                       $      10,289              $      10,574
August-96                             $      10,460                       $      10,301              $      10,574
September-96                          $      10,627                       $      10,452              $      10,751
October-96                            $      10,837                       $      10,645              $      10,962
November-96                           $      11,012                       $      10,804              $      11,119
December-96                           $      10,940                       $      10,720              $      11,060
January-97                            $      10,993                       $      10,758              $      11,143
February-97                           $      11,019                       $      10,770              $      11,180
March-97                              $      10,927                       $      10,667              $      11,074
April-97                              $      11,090                       $      10,813              $      11,251
May-97                                $      11,185                       $      10,891              $      11,361
June-97                               $      11,310                       $      11,000              $      11,494
July-97                               $      11,522                       $      11,192              $      11,710
August-97                             $      11,495                       $      11,151              $      11,682
September-97                          $      11,624                       $      11,262              $      11,830
October-97                            $      11,771                       $      11,391              $      11,962
November-97                           $      11,827                       $      11,430              $      12,001
December-97                           $      11,929                       $      11,514              $      12,110
January-98                            $      12,034                       $      11,601              $      12,231
February-98                           $      12,049                       $      11,601              $      12,256
March-98                              $      12,089                       $      11,626              $      12,308
April-98                              $      12,156                       $      11,676              $      12,378
May-98                                $      12,252                       $      11,752              $      12,460
June-98                               $      12,326                       $      11,809              $      12,520
July-98                               $      12,374                       $      11,840              $      12,583
August-98                             $      12,515                       $      11,960              $      12,698
September-98                          $      12,624                       $      12,049              $      12,852
October-98                            $      12,586                       $      11,998              $      12,835
November-98                           $      12,623                       $      12,018              $      12,899
December-98                           $      12,694                       $      12,071              $      12,955
January-99                            $      12,796                       $      12,152              $      13,046
February-99                           $      12,718                       $      12,063              $      12,994
March-99                              $      12,804                       $      12,129              $      13,081
April-99                              $      12,848                       $      12,156              $      13,142
May-99                                $      12,782                       $      12,078              $      13,068
June-99                               $      12,707                       $      11,992              $      13,022
July-99                               $      12,625                       $      11,900              $      12,934
August-99                             $      12,609                       $      11,871              $      12,934
September-99                          $      12,804                       $      12,038              $      13,143
October-99                            $      12,849                       $      12,066              $      13,219
November-99                           $      12,863                       $      12,064              $      13,226
December-99                           $      12,823                       $      12,011              $      13,194
January-00                            $      12,769                       $      11,946              $      13,079
February-00                           $      12,953                       $      12,103              $      13,231
March-00                              $      13,119                       $      12,243              $      13,375
April-00                              $      13,128                       $      12,236              $      13,385
May-00                                $      13,093                       $      12,188              $      13,391
June-00                               $      13,348                       $      12,410              $      13,678
July-00                               $      13,427                       $      12,468              $      13,766
August-00                             $      13,622                       $      12,633              $      13,975
September-00                          $      13,745                       $      12,731              $      14,120
October-00                            $      13,861                       $      12,823              $      14,222
November-00                           $      14,091                       $      13,019              $      14,435
December-00                           $      14,296                       $      13,192              $      14,668
January-01                            $      14,640                       $      13,492              $      14,896
February-01                           $      14,825                       $      13,646              $      14,982
March-01                              $      14,854                       $      13,656              $      15,069
April-01                              $      14,848                       $      13,632              $      15,089
May-01                                $      14,969                       $      13,726              $      15,190
June-01                               $      15,004                       $      13,741              $      15,222
July-01                               $      15,335                       $      14,028              $      15,492
August-01                             $      15,468                       $      14,131              $      15,629
September-01                          $      15,671                       $      14,299              $      15,863
October-01                            $      15,893                       $      14,483              $      16,082
November-01                           $      15,747                       $      14,332              $      15,934
December-01                           $      15,681                       $      14,254              $      15,874
January-02                            $      15,804                       $      14,348              $      16,021
February-02                           $      15,963                       $      14,474              $      16,203
March-02                              $      15,804                       $      14,312              $      16,031
April-02                              $      16,074                       $      14,539              $      16,335
May-02                                $      16,178                       $      14,614              $      16,454
June-02                               $      16,317                       $      14,721              $      16,589
July-02                               $      16,538                       $      14,902              $      16,779
August-02                             $      16,627                       $      14,963              $      16,911
September-02                          $      16,755                       $      15,060              $      17,031
October-02                            $      16,793                       $      15,076              $      17,096
November-02                           $      16,678                       $      14,954              $      17,084
December-02                           $      16,781                       $      15,027              $      17,263
January-03                            $      16,823                       $      15,046              $      17,305
February-03                           $      16,902                       $      15,098              $      17,421
March-03                              $      16,942                       $      15,115              $      17,422
April-03                              $      17,029                       $      15,173              $      17,495
May-03                                $      17,030                       $      15,154              $      17,509
June-03                               $      17,085                       $      15,185              $      17,538
July-03                               $      16,761                       $      14,879              $      17,209

     The graph depicts the performance of UBS PACE Government Securities Fixed Income Investments Class P shares versus the Lehman Brothers Mortgage-Backed Securities Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2003. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      7/31/03
---------------------------------------------------------------------------------------------
Weighted Average Duration                                                           2.77 yrs.
Weighted Average Maturity                                                           3.09 yrs.
Average Coupon                                                                           3.01%
Average Quality                                                                           AAA
Net Assets (mm)                                                                   $     480.2
Number of Securities                                                                      174
Bonds                                                                                   131.6%
Cash Equivalents and Liabilities in Excess of Other Assets                              (31.6)%
---------------------------------------------------------------------------------------------

ASSET ALLOCATION*                                                                     7/31/03
---------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs                                           114.3%
Collateralized Mortgage Obligations                                                      10.3
Asset-Backed Securities                                                                   6.5
Stripped Mortgage-Backed Securities                                                       0.5
Cash Equivalents and Liabilities in Excess of Other Assets                              (31.6)
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Intermediate Fixed Income Investments

PERFORMANCE

Over the fiscal year ended July 31, 2003, the Portfolio's Class P shares returned 6.34% (before the deduction of the maximum UBS PACE program fee; 4.75% after the deduction of the maximum program fee), compared to the Lehman Brothers Intermediate Government/Credit Index return of 6.57% and the 4.76% return of the Lipper Short-Intermediate Investment Grade Debt Funds Median. (Returns for all share classes over various time periods are shown in the table on page 9. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Over the 12-month review period, ongoing uncertainty over the strength of the economy and geopolitical concerns weighed heavily on the markets. As a result, there was significant volatility within all areas of the fixed income market, and, in particular, within the Treasury sector.

In the second half of the period, geopolitical issues continued to generate significant market volatility. Bonds rallied as investors flocked to the relative safety of bonds in the days leading up to, and during, the war with Iraq. As the end to major conflict became more certain, investors turned their attention to the equity markets. However, the reality of a softening economy served to anchor the short end of the yield curve. Then, in July, positive economic comments from Fed officials, combined with expectations over the effects of monetary and fiscal stimulus, and improving economic data, led to a dramatic rise in rates.

ADVISOR'S COMMENTS

Throughout the fiscal year, the Portfolio was positioned in anticipation of a flattening yield curve (when a yield curve flattens, the difference between short- and long-term bond yields decreases). This bias hurt performance, as the curve steepened over the period: Yields on the two-year Treasury dropped 49 basis points (or "bps"; a basis point is 1/100th of a percentage point), while 10-year yields fell only five bps.

The underlying story behind these numbers, however, is the dramatic swing in rates that occurred during the final month of the review period. During the first 11 months of the year, the yield on the two-year Treasury bill dropped 93 bps, while the yield on the 10-year bond dropped 95 bps. Over this time frame, our flattening bias would not have influenced performance. However, due to a massive sell-off in July, the yield on the two-year went from 1.30% to 1.74%, while the yield on the 10-year went from 3.51% to 4.49%. Ultimately, the sell-off in the last month of the period undermined our flattening bias. Although our yield curve positioning detracted from performance, we expect to maintain our flattening bias, as the yield curve continues to be steep on a historical basis.

An underweight in the corporate sector also hurt relative performance, since credit securities outperformed other sectors during the period. However, security selection within the corporate sector was a positive contributor to performance. We anticipate maintaining our underweight position in this area, as we feel the sector does not offer relative value at this time.

A weighting in asset-backed securities (ABS) during the fiscal period, with a bias towards autos and credit cards, enhanced results, as ABS outperformed Treasurys. Autos and credit cards were among the strongest sub-sectors within the ABS market. We anticipate maintaining our allocation to ABS in non-prepayment-sensitive sectors such as student loans, credit cards and autos.

In the agency sector, an underweight relative to the benchmark hurt performance, since agencies did well over the period. However, in June, Freddie Mac announced the departures of three top executives after accounting problems at the agency were discovered. Following disclosure of the finding, US agency spreads widened globally as concerns grew over the potential for increased scrutiny, regulation and risk. Post-widening, we added to our position in this sector.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
BlackRock Financial Management, Inc.

PORTFOLIO MANAGERS:
Team

OBJECTIVE:
Current income, consistent with reasonable stability of principal.

INVESTMENT PROCESS:
BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to maintain the Portfolio's duration relative to the Lehman Brothers Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, sub-sector and security.

Despite record refinancing, mortgage-backed securities (MBS) performed well during most of the period, due largely to banks reaching for additional yield. However, in July 2003, the dramatic rise in rates, coupled with a steepening yield curve and the subsequent drop-off in demand by banks and agencies, caused the Lehman Mortgage Index to post its worst monthly performance since 1980. We added to our MBS exposure in July, as we believe the current valuations are now attractive.

The Portfolio's allocation to non-US dollar securities benefited performance. We expect to maintain our exposure to non-US dollar instruments, as we are skeptical of growth prospects in Europe relative to the US.

The July bond market decline was largely due to the inflationary implications of the massive amount of stimulus provided by both monetary and fiscal policies. However, given the magnitude of the recent rise in Treasury yields, we need to see more tangible evidence of economic improvement to validate current interest rate levels. Against this backdrop, the Portfolio is currently positioned with a longer duration than the Index. As always, we will actively manage the Portfolio and rotate sectors as they move in and out of favor.

PERFORMANCE AT A GLANCE

                                                                                                              SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/03                6 MONTHS       1 YEAR      5 YEARS    INCEPTION+
----------------------------------------------------------------------------------------------------------------------
Before deducting                               Class A*                  1.21%         6.05%         N/A          2.45%
maximum sales charge                           Class B**                 0.83          5.13          N/A          2.38
or UBS PACE program fee                        Class C***                0.95          5.49          N/A          3.01
                                               Class Y****               1.33          6.32          N/A          2.76
                                               Class P*****              1.35          6.34         4.21%         4.93
----------------------------------------------------------------------------------------------------------------------
After deducting                                Class A*                 -3.34          1.32          N/A          0.59
maximum sales charge                           Class B**                -4.17          0.13          N/A          1.32
or UBS PACE program fee                        Class C***               -0.83          3.72          N/A          2.62
                                               Class P*****              0.59          4.75         2.66          3.37
----------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Index                     1.44          6.57         6.98          6.95
----------------------------------------------------------------------------------------------------------------------
Lipper Short-Intermediate Investment Grade Debt Funds Median             0.97          4.76         5.80          6.00
----------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended June 30, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 0.94%; since inception, 1.86%; Class B--1-year period, -0.09%; since inception, 2.59%; Class C--1-year period, 3.36%; since inception, 3.88%; Class Y--1-year period, 5.93%; since inception, 4.09%; Class P--1-year period, 4.35%; 5-year period, 3.29%; since inception, 3.80%.

+ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index are shown as of August 24, 1995 which is the inception date of the oldest share class (Class P). Since inception returns for the Lipper Median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class
      (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Intermediate Government/Credit Index is a subset of the Lehman Brothers Government/Credit Index covering all investment grade issues with maturities between one and 10 years. The average-weighted maturity is typically between four and five years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX

               UBS PACE INTERMEDIATE FIXED INCOME      UBS PACE INTERMEDIATE FIXED INCOME
               INVESTMENTS WITHOUT MAXIMUM             INVESTMENTS WITH MAXIMUM               LEHMAN BROTHERS INTERMEDIATE
               UBS PACE PROGRAM FEE                    UBS PACE PROGRAM FEE                   GOVERNMENT/CREDIT INDEX
   8/24/1995                        $      10,000                           $      10,000                    $      10,000
August-95                           $      10,108                           $      10,105                    $      10,071
September-95                        $      10,175                           $      10,159                    $      10,143
October-95                          $      10,232                           $      10,203                    $      10,256
November-95                         $      10,281                           $      10,240                    $      10,390
December-95                         $      10,396                           $      10,341                    $      10,499
January-96                          $      10,413                           $      10,344                    $      10,590
February-96                         $      10,340                           $      10,259                    $      10,466
March-96                            $      10,279                           $      10,186                    $      10,412
April-96                            $      10,227                           $      10,122                    $      10,376
May-96                              $      10,226                           $      10,108                    $      10,368
June-96                             $      10,314                           $      10,182                    $      10,478
July-96                             $      10,359                           $      10,214                    $      10,509
August-96                           $      10,381                           $      10,223                    $      10,517
September-96                        $      10,508                           $      10,335                    $      10,664
October-96                          $      10,662                           $      10,474                    $      10,852
November-96                         $      10,782                           $      10,579                    $      10,996
December-96                         $      10,722                           $      10,506                    $      10,925
January-97                          $      10,758                           $      10,528                    $      10,968
February-97                         $      10,779                           $      10,536                    $      10,989
March-97                            $      10,720                           $      10,464                    $      10,913
April-97                            $      10,825                           $      10,554                    $      11,042
May-97                              $      10,910                           $      10,624                    $      11,133
June-97                             $      11,006                           $      10,704                    $      11,235
July-97                             $      11,202                           $      10,881                    $      11,463
August-97                           $      11,133                           $      10,800                    $      11,405
September-97                        $      11,285                           $      10,934                    $      11,538
October-97                          $      11,401                           $      11,032                    $      11,666
November-97                         $      11,415                           $      11,033                    $      11,691
December-97                         $      11,521                           $      11,120                    $      11,784
January-98                          $      11,671                           $      11,251                    $      11,939
February-98                         $      11,640                           $      11,207                    $      11,929
March-98                            $      11,663                           $      11,216                    $      11,967
April-98                            $      11,712                           $      11,249                    $      12,027
May-98                              $      11,812                           $      11,331                    $      12,115
June-98                             $      11,896                           $      11,397                    $      12,193
July-98                             $      11,920                           $      11,406                    $      12,235
August-98                           $      12,118                           $      11,580                    $      12,427
September-98                        $      12,393                           $      11,828                    $      12,739
October-98                          $      12,331                           $      11,755                    $      12,727
November-98                         $      12,307                           $      11,717                    $      12,725
December-98                         $      12,368                           $      11,761                    $      12,776
January-99                          $      12,428                           $      11,803                    $      12,846
February-99                         $      12,256                           $      11,625                    $      12,658
March-99                            $      12,344                           $      11,694                    $      12,752
April-99                            $      12,366                           $      11,700                    $      12,792
May-99                              $      12,268                           $      11,593                    $      12,694
June-99                             $      12,262                           $      11,573                    $      12,702
July-99                             $      12,255                           $      11,552                    $      12,691
August-99                           $      12,269                           $      11,550                    $      12,701
September-99                        $      12,366                           $      11,627                    $      12,819
October-99                          $      12,393                           $      11,638                    $      12,853
November-99                         $      12,401                           $      11,631                    $      12,868
December-99                         $      12,355                           $      11,573                    $      12,826
January-00                          $      12,302                           $      11,509                    $      12,778
February-00                         $      12,418                           $      11,603                    $      12,883
March-00                            $      12,567                           $      11,727                    $      13,017
April-00                            $      12,503                           $      11,653                    $      12,987
May-00                              $      12,513                           $      11,648                    $      13,008
June-00                             $      12,750                           $      11,854                    $      13,237
July-00                             $      12,836                           $      11,919                    $      13,337
August-00                           $      12,977                           $      12,035                    $      13,495
September-00                        $      13,119                           $      12,151                    $      13,617
October-00                          $      13,131                           $      12,147                    $      13,679
November-00                         $      13,281                           $      12,271                    $      13,865
December-00                         $      13,470                           $      12,430                    $      14,121
January-01                          $      13,687                           $      12,614                    $      14,352
February-01                         $      13,827                           $      12,727                    $      14,488
March-01                            $      13,898                           $      12,776                    $      14,599
April-01                            $      13,862                           $      12,727                    $      14,561
May-01                              $      13,949                           $      12,792                    $      14,643
June-01                             $      14,029                           $      12,848                    $      14,697
July-01                             $      14,298                           $      13,079                    $      15,003
August-01                           $      14,394                           $      13,150                    $      15,153
September-01                        $      14,420                           $      13,158                    $      15,374
October-01                          $      14,623                           $      13,326                    $      15,629
November-01                         $      14,521                           $      13,216                    $      15,472
December-01                         $      14,478                           $      13,161                    $      15,386
January-02                          $      14,518                           $      13,180                    $      15,466
February-02                         $      14,613                           $      13,250                    $      15,589
March-02                            $      14,493                           $      13,125                    $      15,352
April-02                            $      14,519                           $      13,132                    $      15,606
May-02                              $      14,661                           $      13,244                    $      15,762
June-02                             $      14,233                           $      12,841                    $      15,898
July-02                             $      13,778                           $      12,415                    $      16,086
August-02                           $      13,916                           $      12,524                    $      16,326
September-02                        $      14,126                           $      12,697                    $      16,618
October-02                          $      14,070                           $      12,631                    $      16,553
November-02                         $      14,186                           $      12,719                    $      16,539
December-02                         $      14,475                           $      12,962                    $      16,900
January-03                          $      14,456                           $      12,929                    $      16,899
February-03                         $      14,657                           $      13,092                    $      17,137
March-03                            $      14,705                           $      13,119                    $      17,155
April-03                            $      14,804                           $      13,190                    $      17,286
May-03                              $      15,095                           $      13,433                    $      17,633
June-03                             $      15,078                           $      13,401                    $      17,621
July-03                             $      14,651                           $      13,005                    $      17,142

     The graph depicts the performance of UBS PACE Intermediate Fixed Income Investments Class P shares versus the Lehman Brothers Intermediate Government/Credit Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2003. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      7/31/03
---------------------------------------------------------------------------------------------
Weighted Average Duration                                                           3.74 yrs.
Weighted Average Maturity                                                           5.20 yrs.
Average Coupon                                                                           5.27%
Net Assets (mm)                                                                   $     348.2
Number of Securities                                                                      144
Long-Term Debt Securities (bonds and notes)                                              97.3%
Cash Equivalents and Liabilities in Excess of Other Assets                                2.7%
---------------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                              7/31/03
---------------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                                    49.6%
AAA                                                                                      20.6
AA                                                                                        1.0
A                                                                                         9.4
BBB and Below                                                                            16.7
Cash Equivalents and Liabilities in Excess of Other Assets                                2.7
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

ASSET ALLOCATION*                                                                     7/31/03
---------------------------------------------------------------------------------------------
Corporate Securities                                                                     29.3%
Mortgage Pass-Throughs                                                                   26.7
U.S. Government Securities                                                               21.3
Asset-Backed Securities                                                                  12.2
Collateralized Mortgage Obligations                                                       5.5
International Government Securities                                                       2.3
Cash Equivalents and Liabilities in Excess of Other Assets                                2.7
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Strategic Fixed Income Investments

PERFORMANCE

During the fiscal year ended July 31, 2003, the Portfolio's Class P shares returned 6.54% (before the deduction of the UBS PACE program fee; 4.96% after the deduction of the maximum program fee). This compares to the 7.11% return of the Lehman Brothers Government/Credit Index and the 5.43% return of the Lipper Intermediate Investment Grade Debt Funds Median. (Returns for all share classes over various time periods are shown in the table on page 12. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the first half of the reporting period, corporate malfeasance and increased geopolitical concerns led investors to flock to the perceived safety of fixed income investments, particularly Treasury securities. However, investors' appetite for risk was revived in the second half of the period, when hope grew for an economic recovery as major military conflict in Iraq came to a rapid end. In the low rate environment, bond investors searched for incremental yield from the riskier segments of the fixed income market, most notably high yield bonds and emerging market debt.

The period ended eventfully, when, in July, the fixed income market reversed course and yields rose sharply. The rise was fueled by indications that growth rates were increasing and that the second quarter 2003 gross domestic product ("GDP") figure was going to be stronger than initially anticipated.

ADVISOR'S COMMENTS

Throughout the reporting period, the Portfolio was well diversified among a wide range of securities. We had an emphasis on short- and longer-term maturities, which made a positive contribution to performance, as these issues did well. Our exposure to mortgage securities also enhanced results. In particular, our overweight in lower coupon mortgages, which were less vulnerable to prepayment risk, helped returns as these issues outperformed their higher coupon counterparts. Our tactical exposure to emerging market bonds boosted returns as well, as this asset class performed well amid growing demand from investors drawn to their relatively high yields and improving credit quality.

On the other hand, the Portfolio's below-benchmark duration detracted from the Portfolio's returns as, overall, interest rates declined during the fiscal year. Our corporate underweight also detracted from relative return as these securities generated strong results. However, positive security selection of telecom and energy pipeline issues somewhat mitigated this impact.

With rates expected to be stable in the near term, we see no reason to take extra interest rate risk. We therefore currently intend to target a near-index duration and yield curve exposure. Given their current valuations, we expect to aim for a neutral weighting in Treasurys and corporate bonds. We expect to emphasize mortgage coupon selection strategies that may help us to capture longer-term structural advantages in the sector.

As we move into the latter stages of 2003, we believe a prudent posture still leaves opportunity to add value. Selecting undervalued individual bonds is one way to do so. Another strategy entails purchasing bonds with longer settlement periods, and investing the cash backing the unsettled issues in short-term debt that have relatively high yields. We also believe that stable real yields and the potential for reflation makes real return bonds compelling as a substitute for Treasurys. Municipal bonds, whose yields are nearly equal to taxable debt, also possess the potential to generate capital gains as yields in these sectors revert to a more typical relationship. Finally, we feel that emerging market issues have the potential to provide a comfortable yield cushion with generally improving credit fundamentals.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Pacific Investment Management Company LLC ("PIMCO")

PORTFOLIO MANAGER:
William C. Powers

OBJECTIVE:
Total return consisting of income and capital appreciation.

INVESTMENT PROCESS:
The Portfolio invests primarily in investment-grade bonds of governmental and private issuers in the United States and foreign countries. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) normally ranges between three and eight years. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/03                6 MONTHS       1 YEAR         5 YEARS    INCEPTION+
-------------------------------------------------------------------------------------------------------------------------
Before deducting                               Class A*                  0.07%         6.22%            N/A          7.51%
maximum sales charge                           Class B**                -0.30          5.52             N/A          6.26
or UBS PACE program fee                        Class C***               -0.17          5.69             N/A          7.21
                                               Class Y****               0.13          6.39             N/A          6.93
                                               Class P*****              0.22          6.54            6.21%         7.45
-------------------------------------------------------------------------------------------------------------------------
After deducting                                Class A*                 -4.41          1.44             N/A          5.65
maximum sales charge                           Class B**                -5.21          0.52             N/A          5.15
or UBS PACE program fee                        Class C***               -1.91          3.91             N/A          6.79
                                               Class P*****             -0.53          4.96            4.63          5.85
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index                                  0.82          7.11            6.89          7.23
-------------------------------------------------------------------------------------------------------------------------
Lipper Intermediate Investment Grade Debt Funds Median                   0.44          5.43            5.83          6.20
-------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended June 30, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 6.63%; since inception, 7.82%; Class B--1-year period, 5.82%; since inception, 7.51%; Class C--1-year period, 9.25%; since inception, 9.02%; Class Y--1-year period, 11.90%; since inception, 9.33%; Class P--1-year period, 10.31%; 5-year period, 5.65%; since inception, 6.57%.

+ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index are shown as of August 24, 1995 which is the inception date of the oldest share class (Class P). Since inception returns for the Lipper Median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class
      (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Government/Credit Index is composed of all investment-grade bonds that have at least one year to maturity. The index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX

               UBS PACE STRATEGIC FIXED INCOME         UBS PACE STRATEGIC FIXED INCOME
               INVESTMENTS WITHOUT MAXIMUM             INVESTMENTS WITH MAXIMUM              LEHMAN BROTHERS GOVERNMENT/
               UBS PACE PROGRAM FEE                    UBS PACE PROGRAM FEE                  CREDIT INDEX
   8/24/1995                     $      10,000                           $      10,000                     $      10,000
August-95                        $      10,067                           $      10,063                     $      10,110
September-95                     $      10,425                           $      10,409                     $      10,213
October-95                       $      10,660                           $      10,630                     $      10,363
November-95                      $      10,859                           $      10,815                     $      10,534
December-95                      $      11,023                           $      10,964                     $      10,689
January-96                       $      11,099                           $      11,026                     $      10,755
February-96                      $      10,808                           $      10,724                     $      10,527
March-96                         $      10,779                           $      10,682                     $      10,438
April-96                         $      10,679                           $      10,569                     $      10,366
May-96                           $      10,665                           $      10,543                     $      10,349
June-96                          $      10,820                           $      10,682                     $      10,487
July-96                          $      10,815                           $      10,663                     $      10,512
August-96                        $      10,775                           $      10,611                     $      10,486
September-96                     $      11,009                           $      10,828                     $      10,673
October-96                       $      11,278                           $      11,079                     $      10,922
November-96                      $      11,519                           $      11,301                     $      11,123
December-96                      $      11,377                           $      11,148                     $      10,999
January-97                       $      11,413                           $      11,169                     $      11,012
February-97                      $      11,443                           $      11,185                     $      11,036
March-97                         $      11,264                           $      10,996                     $      10,904
April-97                         $      11,459                           $      11,172                     $      11,063
May-97                           $      11,564                           $      11,261                     $      11,166
June-97                          $      11,697                           $      11,376                     $      11,300
July-97                          $      12,042                           $      11,697                     $      11,646
August-97                        $      11,890                           $      11,535                     $      11,516
September-97                     $      12,082                           $      11,706                     $      11,696
October-97                       $      12,303                           $      11,905                     $      11,884
November-97                      $      12,377                           $      11,962                     $      11,947
December-97                      $      12,537                           $      12,101                     $      12,073
January-98                       $      12,728                           $      12,271                     $      12,243
February-98                      $      12,678                           $      12,207                     $      12,219
March-98                         $      12,706                           $      12,219                     $      12,257
April-98                         $      12,770                           $      12,265                     $      12,318
May-98                           $      12,913                           $      12,387                     $      12,450
June-98                          $      13,067                           $      12,519                     $      12,577
July-98                          $      13,085                           $      12,521                     $      12,587
August-98                        $      13,282                           $      12,693                     $      12,832
September-98                     $      13,658                           $      13,036                     $      13,199
October-98                       $      13,450                           $      12,821                     $      13,105
November-98                      $      13,485                           $      12,838                     $      13,184
December-98                      $      13,568                           $      12,901                     $      13,216
January-99                       $      13,640                           $      12,954                     $      13,310
February-99                      $      13,255                           $      12,573                     $      12,993
March-99                         $      13,393                           $      12,688                     $      13,058
April-99                         $      13,437                           $      12,714                     $      13,090
May-99                           $      13,297                           $      12,565                     $      12,956
June-99                          $      13,184                           $      12,443                     $      12,915
July-99                          $      13,113                           $      12,360                     $      12,879
August-99                        $      13,109                           $      12,341                     $      12,869
September-99                     $      13,231                           $      12,440                     $      12,985
October-99                       $      13,261                           $      12,453                     $      13,019
November-99                      $      13,273                           $      12,449                     $      13,011
December-99                      $      13,196                           $      12,361                     $      12,931
January-00                       $      13,119                           $      12,274                     $      12,927
February-00                      $      13,297                           $      12,424                     $      13,089
March-00                         $      13,528                           $      12,625                     $      13,278
April-00                         $      13,385                           $      12,475                     $      13,212
May-00                           $      13,375                           $      12,450                     $      13,201
June-00                          $      13,691                           $      12,729                     $      13,470
July-00                          $      13,780                           $      12,795                     $      13,613
August-00                        $      13,884                           $      12,876                     $      13,805
September-00                     $      14,029                           $      12,994                     $      13,857
October-00                       $      14,090                           $      13,035                     $      13,944
November-00                      $      14,398                           $      13,303                     $      14,182
December-00                      $      14,725                           $      13,587                     $      14,462
January-01                       $      14,927                           $      13,757                     $      14,705
February-01                      $      15,119                           $      13,916                     $      14,857
March-01                         $      15,135                           $      13,913                     $      14,925
April-01                         $      14,976                           $      13,750                     $      14,813
May-01                           $      14,983                           $      13,740                     $      14,898
June-01                          $      15,025                           $      13,761                     $      14,970
July-01                          $      15,535                           $      14,210                     $      15,343
August-01                        $      15,702                           $      14,345                     $      15,540
September-01                     $      16,041                           $      14,637                     $      15,683
October-01                       $      16,407                           $      14,952                     $      16,080
November-01                      $      16,065                           $      14,622                     $      15,817
December-01                      $      15,959                           $      14,507                     $      15,692
January-02                       $      16,181                           $      14,690                     $      15,807
February-02                      $      16,380                           $      14,852                     $      15,941
March-02                         $      15,971                           $      14,464                     $      15,618
April-02                         $      16,389                           $      14,824                     $      15,920
May-02                           $      16,510                           $      14,914                     $      16,067
June-02                          $      16,554                           $      14,936                     $      16,204
July-02                          $      16,601                           $      14,959                     $      16,399
August-02                        $      16,943                           $      15,248                     $      16,767
September-02                     $      17,280                           $      15,532                     $      17,128
October-02                       $      17,136                           $      15,383                     $      16,964
November-02                      $      17,167                           $      15,391                     $      16,974
December-02                      $      17,572                           $      15,735                     $      17,424
January-03                       $      17,649                           $      15,785                     $      17,423
February-03                      $      17,971                           $      16,052                     $      17,733
March-03                         $      18,005                           $      16,062                     $      17,710
April-03                         $      18,256                           $      16,266                     $      17,899
May-03                           $      18,702                           $      16,643                     $      18,408
June-03                          $      18,538                           $      16,476                     $      18,335
July-03                          $      17,687                           $      15,701                     $      17,566

     The graph depicts the performance of UBS PACE Strategic Fixed Income Investments Class P shares versus the Lehman Brothers Government/Credit Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2003. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      7/31/03
---------------------------------------------------------------------------------------------
Weighted Average Duration                                                           6.13 yrs.
Weighted Average Maturity                                                           9.45 yrs.
Average Coupon                                                                           4.27%
Net Assets (mm)                                                                   $     301.6
Long-Term Debt Securities (bonds and notes)                                              95.6%
Cash Equivalents and Liabilities in Excess of Other Assets                                4.4%
---------------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                              7/31/03
---------------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                                    62.4%
AAA                                                                                       9.8
AA                                                                                        3.5
A                                                                                         5.7
BBB                                                                                       9.5
BB                                                                                        1.5
B                                                                                         1.9
Below B/Non-rated                                                                         1.3
Cash Equivalents and Liabilities in Excess of Other Assets                                4.4
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

SECTOR ALLOCATION*                                                                    7/31/03
---------------------------------------------------------------------------------------------
Mortgage Pass-Throughs                                                                   30.7%
Collateralized Mortgage Obligations                                                      27.7
Corporate Securities                                                                     16.3
U.S. Government Securities                                                               12.3
Municipal Securities                                                                      4.3
International Government Obligations                                                      2.7
Asset-Backed Securities                                                                   1.6
Cash Equivalents and Liabilities in Excess of Other Assets                                4.4
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Municipal Fixed Income Investments

PERFORMANCE

For the fiscal year ended July 31, 2003, the Portfolio's Class P shares returned 2.64% (before the deduction of the UBS PACE program fee; 1.11% after the deduction of the maximum program fee), compared to a 3.96% return for the Lehman Brothers Municipal Five-Year Index and a 2.72% return for the Lipper Intermediate Municipal Debt Funds Median. (Returns for all share classes over various time periods are shown in the table on page 15. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the fiscal year, municipal securities nearly reached all-time inexpensive levels versus Treasurys and other high-quality fixed income instruments, with tax-free yields nearly equivalent to those of taxable debt. Overall, municipal quality remained strong, with upgrades exceeding downgrades despite budgetary pressures and the weak economy. Demand for municipals was strong, too, although retail demand weakened with lower interest rates.

While the municipal market was not immune to the fixed income market sell-off in July 2003, it held up relatively well. Hedge funds were heavy sellers of 10-year municipals on relative market strength, which contributed to the 0.72% underperformance of the 10-year municipal versus its five-year counterpart.

ADVISOR'S COMMENTS

Over the 12-month review period, sector and security selection were positive contributors to performance. From a regional standpoint, our holdings in New York City, Illinois and Texas bonds enhanced results. In addition, our underweight to California (which we opportunistically increased) was beneficial to performance. Given the State's poor financial situation, these bonds lagged the overall municipal market.

In terms of market sectors, our holdings in hospital and industrial development bonds did well, as did our active trading of tobacco bonds early in the second quarter of 2003. In addition, our position in revenue bonds boosted returns.

Conversely, our position in general obligation bonds hurt absolute results, although the Portfolio's underweight to this sector was a positive. In addition, our exposure to the housing sector detracted from returns during the fiscal year, although this area did perform very well during periods of market weakness.

Our yield curve strategy detracted from performance results during the reporting period, due to the unprecedented steepening of the municipal curve. This steepening scenario disproportionately benefited the five-year concentrated benchmark, as opposed to the Portfolio's more diverse exposure to intermediate-term municipals. However, despite our performance over the fiscal year, we continue to believe that the Portfolio's generally broad maturity mix will, over time, offer an attractive combination of risk and return for shareholders. As the yield curve reverts to a more normal shape, which we believe it will, we feel that our investment strategy has the potential to help us going forward compared to a strategy that emphasizes only one portion of the yield curve.

At period end, the Portfolio was strategically overweight in revenue bonds, and underweight in prerefunded and general obligation bonds. We were continuing to add non-callable bonds to the Portfolio, as we believe they offered compelling opportunities. On the other hand, we were selling callable bonds, given their higher valuations, in order to capture profits.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Standish Mellon Asset Management Company LLC ("Standish Mellon")

PORTFOLIO MANAGER:
Christine L. Todd

OBJECTIVE:
Total return and high current income exempt from Federal income tax.

INVESTMENT PROCESS:
In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

Looking ahead, we believe that municipal yields will likely remain volatile and inexpensive compared to Treasurys. While the economic picture is mixed, it does appear to be strengthening. However, we feel that the economy will need to show above-average growth and stability before we see a reversal of the current easy monetary policy. This is especially true given the benign inflationary environment.

It is our opinion that the yield curve will flatten to a more normal shape. In order to capture the potential benefits of a flattening curve, we expect to maintain our broad intermediate maturity exposure. In addition, high quality liquid bonds will be the primary focus of the Portfolio, while sector and security selection seek to provide a yield advantage.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/03                6 MONTHS       1 YEAR         5 YEARS    INCEPTION+
-------------------------------------------------------------------------------------------------------------------------
Before deducting                               Class A*                  0.16%         2.42%            N/A          4.33%
maximum sales charge                           Class B**                -0.21          1.65             N/A          3.61
or UBS PACE program fee                        Class C***               -0.10          1.88             N/A          4.62
                                               Class Y****               0.19          2.65             N/A          4.63
                                               Class P*****              0.26          2.64            4.26%         5.14
-------------------------------------------------------------------------------------------------------------------------
After deducting                                Class A*                 -4.34         -2.20             N/A          2.43
maximum sales charge                           Class B**                -5.14         -3.30             N/A          2.43
or UBS PACE program fee                        Class C***               -1.83          0.12             N/A          4.24
                                               Class P*****             -0.48          1.11            2.70          3.57
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Five-Year Index                                0.54          3.96            5.51          5.45
-------------------------------------------------------------------------------------------------------------------------
Lipper Intermediate Municipal Debt Funds Median                          0.28          2.72            4.64          5.11
-------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended June 30, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A --1-year period, 1.34%; since inception, 3.59%; Class B--1-year period, 0.28%; since inception, 3.69%; Class C--1-year period, 3.70%; since inception, 5.44%; Class Y--1-year period, 6.31%; since inception, 5.93%; Class P--1-year period, 4.72%; 5-year period, 3.28%; since inception, 3.96%.

+ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class (Class P): August 31, 1995.

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Municipal Five-Year Index is a total return performance benchmark for the tax-exempt bond market. The index is a sub-index of the Lehman Brothers Municipal Bond Index and includes all issues rated Aa/AA or higher with an average maturity of five years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL FIVE-YEAR INDEX

               UBS PACE MUNICIPAL FIXED INCOME        UBS PACE MUNICIPAL FIXED INCOME
               INVESTMENTS WITHOUT MAXIMUM            INVESTMENTS WITH MAXIMUM               LEHMAN BROTHERS MUNICIPAL
               UBS PACE PROGRAM FEE                   UBS PACE PROGRAM FEE                   FIVE-YEAR INDEX
August-95                        $      10,000                          $      10,000                    $      10,000
September-95                     $      10,050                          $      10,037                    $      10,025
October-95                       $      10,157                          $      10,132                    $      10,086
November-95                      $      10,312                          $      10,274                    $      10,178
December-95                      $      10,461                          $      10,409                    $      10,231
January-96                       $      10,469                          $      10,404                    $      10,333
February-96                      $      10,475                          $      10,397                    $      10,304
March-96                         $      10,343                          $      10,253                    $      10,232
April-96                         $      10,338                          $      10,235                    $      10,231
May-96                           $      10,409                          $      10,293                    $      10,227
June-96                          $      10,508                          $      10,378                    $      10,287
July-96                          $      10,594                          $      10,449                    $      10,362
August-96                        $      10,645                          $      10,487                    $      10,372
September-96                     $      10,766                          $      10,592                    $      10,457
October-96                       $      10,854                          $      10,665                    $      10,548
November-96                      $      11,004                          $      10,799                    $      10,685
December-96                      $      10,969                          $      10,752                    $      10,665
January-97                       $      11,022                          $      10,790                    $      10,701
February-97                      $      11,135                          $      10,887                    $      10,779
March-97                         $      11,002                          $      10,743                    $      10,661
April-97                         $      11,046                          $      10,773                    $      10,707
May-97                           $      11,138                          $      10,849                    $      10,839
June-97                          $      11,230                          $      10,925                    $      10,921
July-97                          $      11,474                          $      11,149                    $      11,114
August-97                        $      11,377                          $      11,041                    $      11,057
September-97                     $      11,492                          $      11,138                    $      11,155
October-97                       $      11,600                          $      11,229                    $      11,213
November-97                      $      11,636                          $      11,250                    $      11,248
December-97                      $      11,738                          $      11,334                    $      11,345
January-98                       $      11,812                          $      11,391                    $      11,448
February-98                      $      11,838                          $      11,402                    $      11,466
March-98                         $      11,875                          $      11,423                    $      11,477
April-98                         $      11,834                          $      11,370                    $      11,429
May-98                           $      11,965                          $      11,481                    $      11,566
June-98                          $      12,000                          $      11,500                    $      11,605
July-98                          $      12,033                          $      11,517                    $      11,646
August-98                        $      12,189                          $      11,653                    $      11,789
September-98                     $      12,302                          $      11,746                    $      11,910
October-98                       $      12,310                          $      11,738                    $      11,945
November-98                      $      12,335                          $      11,748                    $      11,966
December-98                      $      12,370                          $      11,767                    $      12,008
January-99                       $      12,477                          $      11,853                    $      12,135
February-99                      $      12,432                          $      11,795                    $      12,123
March-99                         $      12,429                          $      11,778                    $      12,134
April-99                         $      12,473                          $      11,805                    $      12,171
May-99                           $      12,420                          $      11,741                    $      12,121
June-99                          $      12,279                          $      11,592                    $      11,984
July-99                          $      12,315                          $      11,612                    $      12,058
August-99                        $      12,232                          $      11,519                    $      12,053
September-99                     $      12,198                          $      11,473                    $      12,097
October-99                       $      12,095                          $      11,361                    $      12,066
November-99                      $      12,171                          $      11,419                    $      12,138
December-99                      $      12,105                          $      11,343                    $      12,098
January-00                       $      12,024                          $      11,253                    $      12,093
February-00                      $      12,164                          $      11,370                    $      12,133
March-00                         $      12,347                          $      11,526                    $      12,243
April-00                         $      12,295                          $      11,463                    $      12,215
May-00                           $      12,224                          $      11,382                    $      12,211
June-00                          $      12,458                          $      11,587                    $      12,435
July-00                          $      12,607                          $      11,710                    $      12,565
August-00                        $      12,738                          $      11,817                    $      12,701
September-00                     $      12,734                          $      11,798                    $      12,679
October-00                       $      12,804                          $      11,848                    $      12,768
November-00                      $      12,874                          $      11,898                    $      12,823
December-00                      $      13,106                          $      12,098                    $      13,029
January-01                       $      13,234                          $      12,201                    $      13,254
February-01                      $      13,287                          $      12,234                    $      13,289
March-01                         $      13,393                          $      12,316                    $      13,398
April-01                         $      13,270                          $      12,188                    $      13,323
May-01                           $      13,397                          $      12,289                    $      13,461
June-01                          $      13,490                          $      12,359                    $      13,529
July-01                          $      13,641                          $      12,481                    $      13,675
August-01                        $      13,834                          $      12,642                    $      13,860
September-01                     $      13,848                          $      12,639                    $      13,901
October-01                       $      13,965                          $      12,730                    $      14,017
November-01                      $      13,826                          $      12,588                    $      13,906
December-01                      $      13,746                          $      12,499                    $      13,838
January-02                       $      13,928                          $      12,649                    $      14,061
February-02                      $      14,084                          $      12,774                    $      14,220
March-02                         $      13,827                          $      12,526                    $      13,917
April-02                         $      14,099                          $      12,756                    $      14,238
May-02                           $      14,183                          $      12,817                    $      14,334
June-02                          $      14,300                          $      12,906                    $      14,490
July-02                          $      14,440                          $      13,016                    $      14,646
August-02                        $      14,566                          $      13,113                    $      14,787
September-02                     $      14,728                          $      13,243                    $      14,993
October-02                       $      14,559                          $      13,074                    $      14,840
November-02                      $      14,538                          $      13,039                    $      14,825
December-02                      $      14,816                          $      13,271                    $      15,120
January-03                       $      14,781                          $      13,224                    $      15,145
February-03                      $      14,968                          $      13,374                    $      15,311
March-03                         $      14,944                          $      13,337                    $      15,289
April-03                         $      15,021                          $      13,388                    $      15,361
May-03                           $      15,263                          $      13,587                    $      15,607
June-03                          $      15,201                          $      13,514                    $      15,566
July-03                          $      14,821                          $      13,160                    $      15,227

     The graph depicts the performance of UBS PACE Municipal Fixed Income Investments Class P shares versus the Lehman Brothers Municipal Five-Year Index from the closest month end after the inception date of Class P shares, August 31, 1995, through July 31, 2003. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      7/31/03
---------------------------------------------------------------------------------------------
Weighted Average Duration                                                           4.33 yrs.
Weighted Average Maturity                                                           6.90 yrs.
Average Coupon                                                                           5.65%
Net Assets (mm)                                                                   $     260.9
Bonds and Notes                                                                          98.2%
Short-Term Variable Notes                                                                 2.4%
---------------------------------------------------------------------------------------------
Cash Equivalents and Liabilities in Excess of Other Assets                               (0.6)%
---------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                        7/31/03
---------------------------------------------------------------------------------------------
Insured                                                                                  36.9%
General Obligation                                                                       18.8
Revenue                                                                                  14.5
Federal Agency-Backed                                                                     8.6
Housing                                                                                   7.0
---------------------------------------------------------------------------------------------
Total                                                                                    85.8%
---------------------------------------------------------------------------------------------

TOP 5 STATES*                                                                         7/31/03
---------------------------------------------------------------------------------------------
California                                                                               12.2%
Texas                                                                                    10.7
New York                                                                                 10.4
Florida                                                                                   9.0
Illinois                                                                                  7.2
---------------------------------------------------------------------------------------------
Total                                                                                    49.5%
---------------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                              7/31/03
---------------------------------------------------------------------------------------------
AAA/Aaa and Agency-Backed Securities                                                     56.2%
AA/Aa                                                                                    18.4
A/A                                                                                      16.4
BBB/Baa                                                                                   7.2
A-1+/VMIG1                                                                                2.4
---------------------------------------------------------------------------------------------
Cash Equivalents and Liabilities in Excess of Other Assets                               (0.6)
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Global Fixed Income Investments

PERFORMANCE

During the fiscal year ended July 31, 2003, the Portfolio's Class P shares returned 11.31% before deduction of the UBS PACE program fee (9.64% after deduction of the maximum program fee), compared to an 11.95% return for the Citigroup (formerly Salomon Smith Barney) World Government Bond Index (in USD) and an 11.34% return for the Lipper Global Income Funds Median. (Returns for all share classes over various time periods are shown in the table on page 19. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The fiscal year was characterized in its early stages by economic weakness and sluggish forecasts from policy makers. This, in turn, led to an ongoing bond market rally. To begin, the Federal Reserve Board (the "Fed") cut rates in November 2002 and June 2003, taking the federal funds rate from 1.75% to 1.00%. A similar story unfolded in Europe, but from a lower base of economic activity. Over the review period, the European Central Bank (the "ECB") cut rates three times, from 3.25% down to 2.00%. In June, Treasury bond yields declined to a 45-year low, as the Fed warned of the risks of a "substantial fall in inflation." Finally, in July 2003, there was a huge reversal in rates as 10-year Treasurys rose from 3.11% to 4.49%.

Of course, there were other strong influences on the market--most notably the geopolitical events that culminated in the coalition invasion of Iraq. As tension mounted in the early phases of the review period, government bonds globally benefited from the "flight-to-quality" associated with capital flows toward lower-risk assets. Arguably, this trend reached its peak in October 2002, when the equity markets hit their lows. As military action became more probable and was then implemented, the market swiftly moved from risk aversion to risk seeking. The early months of 2003 saw rallies in equities, emerging market bonds and non-government debt as investors sought incremental yield.

Although the ECB cut rates through the review period, they were widely criticized for lagging economic reality as the economies of the core European countries weakened. The Japanese Government bond market rallied in a straight line to the middle of June, as economic reform floundered and a lack of credible domestic opportunities resulted in a continuing flow of money into Japanese government bonds ("JGBs"). An unguarded comment from a Bank of Japan spokesman regarding inflation, coupled with a weak government bond auction, sent yields soaring from the middle of June, with 10-year yields moving from 0.44% to a high of 1.15% in early July.

In the foreign exchange markets, the twin US deficits (balance of payments and fiscal) weighed heavily on the US dollar. Asian central banks supported their currencies from appreciating and the main axis of movement therefore revolved around the US dollar versus the euro, which moved from around 0.97 to 1.13 over the review period.

ADVISORS' COMMENTS ROGGE GLOBAL PARTNERS

During the period, an overweight in European bond markets and an underweight in US and Japan enhanced results. In particular, the peripheral countries of Denmark and Sweden were preferred, since they were deemed to be the beneficiaries of the strict European

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE GLOBAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISORS:
Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. (and affiliates) ("FFTW")

PORTFOLIO MANAGERS:
Rogge Global Partners: Team, led by Olaf Rogge; FFTW: Team, led by David J. Marmon.

OBJECTIVE:
High total return.

INVESTMENT PROCESS:
ROGGE GLOBAL PARTNERS seeks to invest the Portfolio assets it manages in bonds of issuers in financially healthy countries because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

FFTW divides the investment universe into three major blocs (Europe, the United States and Japan) and analyzes in each bloc, trends in economic growth, inflation, and monetary and fiscal policies. FFTW decides which securities to buy for the Portfolio by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

monetary regime, and to have better fiscal positions than the core countries. An approximate overweight of 10% to Europe was maintained from the beginning of the review period through to April, when the overweight was reduced in favor of the Canadian bond market. The underweights in Japan and in the US were broadly consistent through the entire review period.

The second largest influence on relative return was foreign exchange positioning. Until January 2003, relative foreign exchange positions were limited, with a bias toward non-core European currencies (in particular, the Swedish Krona) versus the euro. We were also underweight the yen versus the euro and the US dollar. In January, significant positions were placed for a decline in the US dollar and the yen versus the euro and other European currencies. This was the theme of our positioning for 2003, and the rallying euro helped bolster the Portfolio's performance. On the other hand, our lack of exposure to the strong-performing Australian dollar hurt relative performance during the reporting period.

Additional value was added from opportunistic investment in emerging markets and non-government bonds. In emerging markets, South Korean debt and currency exposure was implemented, principally versus Japanese exposure. In Europe, positions were instituted in the Polish and Hungarian markets, to benefit from their path to the European Union and the euro. Nongovernment debt was favored throughout the review period, given the perception that major global corporates were entering a period of balance sheet repair, which would benefit debt holders. For significant periods, over 20% of the Portfolio was invested in a diversified group of nongovernment securities. Yield spreads versus government bonds compressed dramatically in 2003, and significant value was added from the relative outperformance of the Portfolio's nongovernment holdings.

In the emerging markets, the timing of certain entrance and exits of positions hurt results. Our investment in Hungary coincided with a period of high volatility and, ultimately, a widening of spreads. This was due to the Hungarian government's attempt to manipulate currency trading in the face of deteriorating economic fundamentals, which eroded investor confidence. Due to rising geopolitical tensions with North Korea we exited our investment in South Korea with a loss. However, the South Korean market subsequently rebounded.

Looking ahead, our expectation for the path of economic recovery in the US has always been relatively benign compared to the market. When yields were near their lows, it appeared that rates were too bearish on the economic outcome. The July interest rate reversal now raises the question whether the market is currently too optimistic about a recovery. We still see better value in non-US bond markets, particularly Denmark and Sweden. After a period of exceptionally strong performance from nongovernment securities, which benefited performance, we are rotating our positions into lower credit risk positions. We expect the US dollar to continue its decline versus the euro, and for pressure to rise for a drop in valuation versus Asian currencies.

FISCHER FRANCIS TREES & WATTS

Looking at the fiscal year as a whole, our overweight in the corporate securities sector generated positive results. Early in the period, this overweight detracted from performance, as the credit sector was weak during the months of September and October 2002. At that time, corporate spreads were widening in the US and Europe on the back of declining equity prices. However, the corporate market staged an impressive rally beginning in November 2002. In the US, the demand for higher yielding securities increased dramatically in the low interest rate environment and amid improving technical factors. Strong investor demand also drove the European corporate market. Our corporate strategy, which focuses on identifying solid credits, led to overweights in the banks, utility and wireless sectors. At the same time, we avoided the weak-performing airlines and tobacco sectors. At period end, we retained a slight overweight in US and European credit.

Conversely, mortgage securities were the main detractors of performance during the fiscal year. In particular, a significant overweight position in mortgages held during the volatile rising yield environment in June and July of 2003 detracted from returns. During this period, mortgages performed poorly as their yield spread versus Treasurys rose to their widest levels of the reporting period.

In terms of currencies, our positions fluctuated during the fiscal year in response to changing expectations. In general, the euro appreciated versus the US dollar over most of the period. Early on, in the fourth quarter of 2002, the dollar weakened as the specter of a war in Iraq loomed and as concerns over the strength of an economic recovery grew; a half of a percentage point cut in the federal funds rate in November failed to provide any boost. Overseas, the euro strengthened during this time, but started to weaken upon the commencement of the war in Iraq.

Against this backdrop, our main foreign exchange positions have included being long the Euro versus the US dollar, long the Canadian and Australian dollar versus the US dollar, and long the Hungarian forint against the Euro. Excepting the forint/Euro strategy, this strategy added to returns during the second quarter of 2003, when low interest rates, large trade deficits and comments from the Fed suggesting that fighting deflation was a central goal implied that a weaker US dollar would be welcome. As a result, the dollar depreciated further. In June 2003, the US dollar stabilized against the euro and the yen, as investors remained on hold while assessing the success of the attempt to reflate the economy. At period end, we had a neutral bias to the US dollar, a negative one to the Euro and a positive bias to the yen. We also had a positive outlook on the Australian and Canadian dollar.

Looking ahead, we have a positive bias toward the US fixed income market, and are looking for an entry point to establish an overweight exposure. We also have a positive view of European bonds, on both a fundamental and a valuation basis. In the corporate market, technicals remain robust and volatility has decreased. We remain constructive on the sector and maintain a modest overweight. From a currency standpoint, we are currently underweight the euro against both the US dollar and the yen.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/03                6 MONTHS       1 YEAR       5 YEARS      INCEPTION+
-------------------------------------------------------------------------------------------------------------------------
Before deducting                               Class A*                  2.37%        11.01%          N/A            8.39%
maximum sales charge                           Class B**                 1.99         10.16           N/A            6.36
or UBS PACE program fee                        Class C***                2.12         10.43           N/A            8.03
                                               Class Y****               2.52         11.34           N/A            7.76
                                               Class P*****              2.48         11.31          4.63%           4.82
-------------------------------------------------------------------------------------------------------------------------
After deducting                                Class A*                 -2.24          6.06           N/A            6.52
maximum sales charge                           Class B**                -3.01          5.16           N/A            5.24
or UBS PACE program fee                        Class C***                0.34          8.59           N/A            7.64
                                               Class P*****              1.72          9.64          3.07            3.25
-------------------------------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index (in USD)                           2.52         11.95          6.02            5.32
-------------------------------------------------------------------------------------------------------------------------
Lipper Global Income Funds Median                                        2.91         11.34          5.16            5.86
-------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended June 30, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 10.67%; since inception, 8.28%; Class B--1-year period, 9.98%; since inception, 7.08%; Class C--1-year period, 13.47%; since inception, 9.45%; Class Y--1-year period, 16.21%; since inception, 9.60%; Class P--1-year period, 14.45%; 5-year period, 3.81%; since inception, 3.78%.

+ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Since inception returns for the Index are shown as of August 24, 1995 which is the inception date of the oldest share class (Class P). Since inception returns for the Lipper Median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class
      (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Citigroup World Government Bond Index (in USD) is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE CITIGROUP WORLD GOVERNMENT BOND INDEX (IN USD)

                 UBS PACE GLOBAL FIXED INCOME           UBS PACE GLOBAL FIXED INCOME
                 INVESTMENTS WITHOUT MAXIMUM            INVESTMENTS WITH MAXIMUM           CITIGROUP WORLD GOVERNMENT
                 UBS PACE PROGRAM FEE                   UBS PACE PROGRAM FEE               BOND INDEX (IN USD)
   8/24/1995                    $      10,000                          $      10,000                    $      10,000
August-95                       $       9,950                          $       9,947                    $      10,048
September-95                    $      10,242                          $      10,226                    $      10,272
October-95                      $      10,360                          $      10,331                    $      10,348
November-95                     $      10,460                          $      10,417                    $      10,465
December-95                     $      10,643                          $      10,586                    $      10,575
January-96                      $      10,583                          $      10,514                    $      10,445
February-96                     $      10,439                          $      10,358                    $      10,391
March-96                        $      10,346                          $      10,252                    $      10,377
April-96                        $      10,482                          $      10,374                    $      10,335
May-96                          $      10,421                          $      10,301                    $      10,337
June-96                         $      10,487                          $      10,353                    $      10,419
July-96                         $      10,668                          $      10,519                    $      10,619
August-96                       $      10,685                          $      10,523                    $      10,661
September-96                    $      10,798                          $      10,621                    $      10,704
October-96                      $      11,042                          $      10,847                    $      10,904
November-96                     $      11,252                          $      11,039                    $      11,048
December-96                     $      11,131                          $      10,907                    $      10,959
January-97                      $      10,828                          $      10,597                    $      10,666
February-97                     $      10,819                          $      10,575                    $      10,586
March-97                        $      10,694                          $      10,440                    $      10,506
April-97                        $      10,551                          $      10,287                    $      10,413
May-97                          $      10,821                          $      10,537                    $      10,697
June-97                         $      10,974                          $      10,672                    $      10,824
July-97                         $      11,046                          $      10,729                    $      10,740
August-97                       $      10,910                          $      10,584                    $      10,733
September-97                    $      11,293                          $      10,942                    $      10,962
October-97                      $      11,431                          $      11,061                    $      11,190
November-97                     $      11,320                          $      10,941                    $      11,019
December-97                     $      11,242                          $      10,851                    $      10,985
January-98                      $      11,400                          $      10,990                    $      11,092
February-98                     $      11,502                          $      11,075                    $      11,182
March-98                        $      11,446                          $      11,007                    $      11,071
April-98                        $      11,576                          $      11,118                    $      11,248
May-98                          $      11,529                          $      11,059                    $      11,274
June-98                         $      11,586                          $      11,100                    $      11,291
July-98                         $      11,586                          $      11,086                    $      11,306
August-98                       $      11,842                          $      11,317                    $      11,613
September-98                    $      12,582                          $      12,009                    $      12,231
October-98                      $      12,906                          $      12,303                    $      12,593
November-98                     $      12,897                          $      12,278                    $      12,416
December-98                     $      13,333                          $      12,678                    $      12,665
January-99                      $      13,241                          $      12,575                    $      12,549
February-99                     $      12,688                          $      12,035                    $      12,146
March-99                        $      12,688                          $      12,020                    $      12,176
April-99                        $      12,668                          $      11,985                    $      12,171
May-99                          $      12,337                          $      11,658                    $      11,967
June-99                         $      12,161                          $      11,477                    $      11,757
July-99                         $      12,338                          $      11,629                    $      12,045
August-99                       $      12,348                          $      11,625                    $      12,101
September-99                    $      12,443                          $      11,699                    $      12,290
October-99                      $      12,422                          $      11,665                    $      12,283
November-99                     $      12,232                          $      11,472                    $      12,155
December-99                     $      12,197                          $      11,425                    $      12,125
January-00                      $      11,714                          $      10,959                    $      11,867
February-00                     $      11,681                          $      10,915                    $      11,782
March-00                        $      12,005                          $      11,203                    $      12,147
April-00                        $      11,496                          $      10,715                    $      11,750
May-00                          $      11,627                          $      10,823                    $      11,841
June-00                         $      11,932                          $      11,094                    $      12,129
July-00                         $      11,724                          $      10,887                    $      11,924
August-00                       $      11,537                          $      10,700                    $      11,835
September-00                    $      11,535                          $      10,684                    $      11,811
October-00                      $      11,364                          $      10,513                    $      11,661
November-00                     $      11,583                          $      10,702                    $      11,893
December-00                     $      12,043                          $      11,113                    $      12,319
January-01                      $      12,065                          $      11,119                    $      12,303
February-01                     $      12,006                          $      11,051                    $      12,298
March-01                        $      11,729                          $      10,783                    $      11,943
April-01                        $      11,687                          $      10,731                    $      11,901
May-01                          $      11,641                          $      10,675                    $      11,865
June-01                         $      11,555                          $      10,583                    $      11,756
July-01                         $      11,808                          $      10,801                    $      12,053
August-01                       $      12,219                          $      11,163                    $      12,506
September-01                    $      12,248                          $      11,176                    $      12,598
October-01                      $      12,396                          $      11,296                    $      12,697
November-01                     $      12,229                          $      11,131                    $      12,519
December-01                     $      11,896                          $      10,814                    $      12,196
January-02                      $      11,757                          $      10,674                    $      11,971
February-02                     $      11,830                          $      10,727                    $      12,033
March-02                        $      11,732                          $      10,625                    $      12,000
April-02                        $      12,103                          $      10,947                    $      12,429
May-02                          $      12,450                          $      11,247                    $      12,781
June-02                         $      12,963                          $      11,696                    $      13,398
July-02                         $      13,050                          $      11,759                    $      13,529
August-02                       $      13,257                          $      11,930                    $      13,766
September-02                    $      13,388                          $      12,034                    $      13,916
October-02                      $      13,295                          $      11,935                    $      13,859
November-02                     $      13,341                          $      11,962                    $      13,876
December-02                     $      13,969                          $      12,509                    $      14,574
January-03                      $      14,173                          $      12,676                    $      14,774
February-03                     $      14,392                          $      12,856                    $      14,981
March-03                        $      14,378                          $      12,827                    $      15,027
April-03                        $      14,637                          $      13,042                    $      15,207
May-03                          $      15,283                          $      13,600                    $      15,866
June-03                         $      15,060                          $      13,385                    $      15,610
July-03                         $      14,525                          $      12,894                    $      15,146

     The graph depicts the performance of UBS PACE Global Fixed Income Investments Class P shares versus the Citigroup World Government Bond Index (unhedged) from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2003. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Global Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PORTFOLIO STATISTICS

CHARACTERISTICS                                                                       7/31/03
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                   $     339.7
Number of Securities                                                                      166
---------------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                              7/31/03
---------------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                                    17.3%
AAA                                                                                      44.3
AA                                                                                       12.3
A                                                                                        18.2
BBB                                                                                       6.9
Cash Equivalents and Other Assets in Excess of Liabilities                                1.0
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

TOP 5 COUNTRIES*                                                                      7/31/03
---------------------------------------------------------------------------------------------
United States                                                                            48.5%
Japan                                                                                    11.3
Sweden                                                                                    5.9
Canada                                                                                    5.6
Denmark                                                                                   5.4
---------------------------------------------------------------------------------------------
Total                                                                                    76.7%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Large Co Value Equity Investments

PERFORMANCE

Over the fiscal year ended July 31, 2003, the Portfolio's Class P shares returned 5.09% (before the deduction of the UBS PACE program fee; 3.52% after the deduction of the maximum program fee), compared to a 10.75% return for the Russell 1000 Value Index (the "Index") and a 9.87% return for the Lipper Multi-Cap Value Funds Median. (Returns for all share classes over various time periods are shown in the table on page 24. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The period began on a negative note for value stocks (and the broader equity market as a whole) as a weak economy, anemic corporate profits, accounting irregularities and conflict in the Middle East caused investors to flee stocks in favor of the relative security offered by bonds. However, after falling to a five-year low in early October 2002, stocks staged a surprising rally. Following the market's sharp decline, compelling valuations in certain downtrodden sectors attracted investors. When all was said and done, investors drove value stocks to a 9.22% gain over the last three months of 2002 (as measured by the Index).

The tide turned again in the early months of 2003, when geopolitical issues came to the fore at the start of the year. Anticipation of the war in Iraq, saber rattling in North Korea and renewed concerns about terrorism preoccupied the country. Investor aversion to risk resurfaced, and value stocks fell 4.86% over the first three months of 2003. Then, in another reversal, the majority of sectors covered in the Index sharply rebounded. With the end to major conflict in Iraq, investors grew increasingly optimistic about the potential for an economic revival. Signs that a recovery appeared to be gaining momentum included a generally strong housing market, improving retail sales and a slight revival in industrial production. Combined with the fact that the yields available from many fixed income securities were at low levels, the prospect of a strengthening economy proved compelling enough to re-ignite investor interest in stocks. Thus, over the last three months of the review period, value stocks posted a 9.23% gain.

ADVISORS' COMMENTS SSgA

Our investment process incorporates perspectives on valuation, quality and sentiment. These components exhibited mixed stock picking ability over the period, with the corporate earnings estimate revision factor--which is a proxy for earnings growth expectations--exhibiting the greatest weakness.

Underperformance in the Portfolio was driven by poor stock selection in the financials and consumer discretionary sectors. Strong stock selection in the technology, utilities and healthcare sectors was not enough to overcome the performance deficit. At the industry level, financial services was the largest detractor from the Fund's performance, followed by general manufacturing and life insurers. Successful positions added value in the software, electrical utility and high technology manufacturing industries.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

INVESTMENT ADVISORS:
SSgA Funds Management, Inc. ("SSgA"), Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood")

PORTFOLIO MANAGER:
SSgA: Team; ICAP: Team; Westwood: Susan M. Byrne

OBJECTIVE:
Capital appreciation and dividend income.

INVESTMENT PROCESS:
SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs the portion of the Portfolio it advises by selecting the highest-ranked stocks from the investable universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting Portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over the next 12 to 18 months. ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

WESTWOOD maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecasted growth rates and earnings estimates exceed Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and sells a stock if Westwood expects limited future price appreciation or if the projected price/earnings ratio exceeds the three-year growth rate.

More specifically, at the stock level, the largest detractor from performance was Tenet Healthcare.** This stock had been a strong performer until Medicare billing fraud drove investors out of the stock, and its price sharply plummeted. In the financials sector, price deterioration in some of the financial services, banks and insurance stocks held by the Portfolio negatively impacted performance. Examples included MetLife (0.6%),* Household International** and Greater Bay Bancorp.** Alternately, several very strong performers within the technology sector bolstered the Portfolio's performance. Specifically, Scientific Atlanta (0.7%), Computer Associates (0.6%), CheckFree (0.4%) and Citrix Systems (0.5%) appreciated solidly during the fiscal year.*

In spite of the strong equity returns posted in the second quarter of 2003, we are not convinced that the US economy is fully on the path to recovery. We would like to see improvement on the earnings front before we allow ourselves to be convinced that the recovery is here. We are, however, beginning to see more opportunities in the technology area. To take advantage of these, we reduced our exposure to consumer-oriented stocks slightly, specifically in the consumer discretionary and financials sectors, given our opinion that the impact of the low interest rate environment appears to be waning. As always, our positions are driven by stock selection.

ICAP

During the review period, we adhered to our investment discipline, whereby we focus on what we believe are financially strong companies with the potential for solid stock appreciation over a forward-looking 12 to 18 months. While no single stock accounted for more than 5% of the Portfolio's holdings, we ended the period with underweights in basic industries, energy and financials versus the Russell 1000 Value Index. Conversely, the Portfolio was overweight in healthcare, retail and consumer services.

While sector weightings had a small negative impact on performance, the majority of the underperformance was due to stock selection. Examples of holdings that detracted from results included Electronic Data Systems, McDonalds, Cigna, Honeywell and Northrop. All of these stocks were subsequently eliminated from the Portfolio. On the other hand, holdings in Citigroup (4.3%), Hewlett Packard (1.4%), Bank of America (3.8%), Liberty Media (0.8%) and American International Group (1.4%) enhanced results.*

Looking ahead, we believe the prospect for a solid pickup in the economy appears to be good. The Federal Reserve Board is aggressively fighting the potential risk of deflation, and the recently enacted tax relief package is providing significant stimulus to the economy. Second quarter 2003 gross domestic product
(GDP) was over 3.0%, and we feel that growth in the second half of the year will be significantly higher. Additionally, corporate profits are recovering from their weakness exhibited in 2001 and 2002. Write-offs are also diminishing; sales gains are occurring; and productivity enhancements should continue to contribute positively to an improving profit picture.

Our current strategy reflects several key elements. For one, we are focusing on what we believe are financially strong companies with attractive valuations. Also, we are emphasizing sectors with relatively protected franchises that are facing less intense pricing pressures. As a result, the financials and media sectors have significant representation in the Portfolio. In addition, since the beginning of 2003, we have purchased companies that we believe will benefit from the improvement in economic activity; and, finally, we have increased positions in the utility and communications sectors.

WESTWOOD

In the fourth quarter of 2002, the beaten down and lowest priced stocks within the equity universe began to experience a strong rally. These companies, which do not represent value to us given that we believe many of them possess poor fundamentals and high relative valuations, negatively impacted the Portfolio's relative performance over the period.

In 2003, events leading up to the Iraqi war and the ensuing war itself led to increased volatility in the financial markets. Predictably, consumer spending was tepid and corporate decision-making was at a standstill as people waited for events to unfold. Concerns fluctuated between a slowing economy caused by the conflict with Iraq, and expectations that the war may last longer than anticipated.


* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

**    Not held by the Portfolio as of July 31, 2003.

When Saddam Hussein's regime was toppled, the markets embarked on a second low-quality, post-war rally, which again negatively impacted our relative performance.

Looking at the fiscal year as a whole, top contributing sectors were in the technology and certain energy sub-sectors. Conversely, our stocks in the utilities sector--more specifically telecommunications and electric utility stocks--negatively impacted performance. Fear that the telecommunications industry's fundamentals would not soon improve impacted performance. Additionally, AT&T was impacted by concerns regarding profit margin pressure from new, debt-free competitors, such as WorldCom. AT&T was subsequently removed from the Portfolio. Within the electric utility sub-sector, the Portfolio maintained an underweight position, but the performance of individual holdings nevertheless hurt returns. In the technology sector, the Portfolio benefited from strong stock selection and a relative overweight versus the benchmark. In terms of specific holdings, Apple Computer (0.3%)* and Hewlett Packard (1.4%)* were two that significantly enhanced results. The Portfolio's overweight and strong stock selection in the other energy sub-sectors also boosted returns.

Looking ahead, we have not changed our economic outlook. We believe the prospects for economic expansion continue to be solid, and the fundamentals for an improving economy and a rebound in corporate profits are in place. Our current investment strategy continues to focus on cyclical companies that are demonstrating the ability to generate free cash flow in the absence of revenue growth. We believe that these companies will experience greater benefits from an economic recovery and translate even modest revenue growth into greater increases in free cash flow and earnings. This is reflected in our overweight positions in the materials and processing, producer durables and energy sectors, as well as our ownership of select technology stocks. We are also focusing on companies that offer attractive dividend yields, and high or growing dividend rates. We feel these companies are positioned to provide attractive returns in an investment environment favoring total returns.


* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/03                6 MONTHS       1 YEAR         5 YEARS    INCEPTION+
-------------------------------------------------------------------------------------------------------------------------
Before deducting                               Class A*                 13.08%         4.82%            N/A         -2.56%
maximum sales charge                           Class B**                12.63          4.00             N/A         -3.26
or UBS PACE program fee                        Class C***               12.63          4.04             N/A         -3.24
                                               Class Y****              13.31          5.19             N/A         -3.31
                                               Class P*****             13.23          5.09           -1.35%         7.73
-------------------------------------------------------------------------------------------------------------------------
After deducting                                Class A*                  6.87         -0.92             N/A         -4.61
maximum sales charge                           Class B**                 7.63         -1.00             N/A         -4.35
or UBS PACE program fee                        Class C***               10.49          2.00             N/A         -3.61
                                               Class P*****             12.39          3.52           -2.82          6.12
-------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                                16.04         10.75            1.71         10.34
-------------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Median                                     15.92          9.87            1.98          8.71
-------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended June 30, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -9.10%; since inception, -4.99%; Class B--1-year period, -9.40%; since inception, -4.71%; Class C--1-year period, -6.48%; since inception, -3.94%; Class Y--1-year period, -3.49%; since inception, -3.68%; Class P--1-year period, -5.08%; 5-year period, -3.44%; since inception, 6.12%.

+ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 19, 2001 for Class Y shares. Since inception returns for the Index are shown as of August 24, 1995 which is the inception date of the oldest share class (Class P). Since inception returns for the Lipper Median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 1000 Value Index meaures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX

               UBS PACE LARGE CO                       UBS PACE LARGE CO
               VALUE EQUITY INVESTMENTS WITHOUT        VALUE EQUITY INVESTMENTS WITH                RUSSELL 1000
               MAXIMUM UBS PACE PROGRAM FEE            MAXIMUM UBS PACE PROGRAM FEE                 VALUE INDEX
   8/24/1995                      $      10,000                        $      10,000               $      10,000
August-95                         $      10,117                        $      10,113               $      10,155
September-95                      $      10,442                        $      10,425               $      10,522
October-95                        $      10,408                        $      10,379               $      10,417
November-95                       $      10,975                        $      10,930               $      10,945
December-95                       $      11,169                        $      11,110               $      11,220
January-96                        $      11,622                        $      11,546               $      11,570
February-96                       $      11,798                        $      11,706               $      11,657
March-96                          $      12,016                        $      11,907               $      11,855
April-96                          $      12,242                        $      12,116               $      11,901
May-96                            $      12,426                        $      12,283               $      12,050
June-96                           $      12,384                        $      12,227               $      12,059
July-96                           $      11,790                        $      11,625               $      11,604
August-96                         $      12,250                        $      12,064               $      11,936
September-96                      $      12,795                        $      12,585               $      12,410
October-96                        $      13,072                        $      12,840               $      12,890
November-96                       $      13,968                        $      13,704               $      13,825
December-96                       $      13,974                        $      13,693               $      13,649
January-97                        $      14,483                        $      14,174               $      14,310
February-97                       $      14,580                        $      14,250               $      14,521
March-97                          $      14,106                        $      13,770               $      13,998
April-97                          $      14,527                        $      14,163               $      14,587
May-97                            $      15,598                        $      15,188               $      15,401
June-97                           $      16,326                        $      15,878               $      16,062
July-97                           $      17,581                        $      17,077               $      17,270
August-97                         $      16,888                        $      16,383               $      16,655
September-97                      $      17,643                        $      17,094               $      17,662
October-97                        $      16,669                        $      16,130               $      17,168
November-97                       $      17,028                        $      16,458               $      17,927
December-97                       $      17,433                        $      16,827               $      18,451
January-98                        $      17,557                        $      16,926               $      18,190
February-98                       $      19,081                        $      18,373               $      19,414
March-98                          $      20,178                        $      19,404               $      20,602
April-98                          $      19,977                        $      19,187               $      20,739
May-98                            $      19,691                        $      18,889               $      20,432
June-98                           $      19,815                        $      18,984               $      20,694
July-98                           $      19,320                        $      18,486               $      20,329
August-98                         $      16,565                        $      15,831               $      17,303
September-98                      $      17,747                        $      16,939               $      18,296
October-98                        $      19,091                        $      18,199               $      19,714
November-98                       $      19,892                        $      18,938               $      20,632
December-98                       $      20,632                        $      19,619               $      21,334
January-99                        $      20,498                        $      19,467               $      21,501
February-99                       $      19,715                        $      18,700               $      21,197
March-99                          $      20,395                        $      19,321               $      21,636
April-99                          $      22,220                        $      21,024               $      23,657
May-99                            $      21,901                        $      20,695               $      23,397
June-99                           $      22,777                        $      21,496               $      24,076
July-99                           $      21,798                        $      20,546               $      23,371
August-99                         $      21,024                        $      19,793               $      22,504
September-99                      $      19,498                        $      18,333               $      21,717
October-99                        $      19,539                        $      18,349               $      22,967
November-99                       $      19,653                        $      18,432               $      22,788
December-99                       $      19,778                        $      18,527               $      22,898
January-00                        $      18,449                        $      17,260               $      22,151
February-00                       $      16,937                        $      15,825               $      20,505
March-00                          $      18,630                        $      17,386               $      23,007
April-00                          $      19,460                        $      18,138               $      22,739
May-00                            $      19,699                        $      18,337               $      22,979
June-00                           $      18,869                        $      17,543               $      21,929
July-00                           $      18,585                        $      17,257               $      22,203
August-00                         $      19,563                        $      18,142               $      23,439
September-00                      $      19,506                        $      18,067               $      23,653
October-00                        $      20,051                        $      18,549               $      24,235
November-00                       $      19,225                        $      17,762               $      23,335
December-00                       $      20,269                        $      18,704               $      24,504
January-01                        $      20,327                        $      18,733               $      24,598
February-01                       $      20,005                        $      18,414               $      23,914
March-01                          $      19,328                        $      17,768               $      23,069
April-01                          $      20,384                        $      18,716               $      24,200
May-01                            $      20,682                        $      18,966               $      24,744
June-01                           $      20,154                        $      18,459               $      24,195
July-01                           $      20,131                        $      18,415               $      24,144
August-01                         $      19,190                        $      17,532               $      23,177
September-01                      $      17,974                        $      16,400               $      21,546
October-01                        $      18,100                        $      16,494               $      21,360
November-01                       $      18,984                        $      17,278               $      22,602
December-01                       $      19,480                        $      17,708               $      23,134
January-02                        $      19,295                        $      17,517               $      22,956
February-02                       $      19,191                        $      17,401               $      22,993
March-02                          $      19,989                        $      18,103               $      24,081
April-02                          $      19,596                        $      17,724               $      23,255
May-02                            $      19,700                        $      17,796               $      23,371
June-02                           $      18,612                        $      16,792               $      22,029
July-02                           $      17,177                        $      15,478               $      19,982
August-02                         $      17,211                        $      15,490               $      20,133
September-02                      $      15,452                        $      13,889               $      17,894
October-02                        $      16,170                        $      14,516               $      19,220
November-02                       $      16,829                        $      15,089               $      20,430
December-02                       $      16,199                        $      14,506               $      19,543
January-03                        $      15,941                        $      14,257               $      19,070
February-03                       $      15,601                        $      13,936               $      18,561
March-03                          $      15,601                        $      13,918               $      18,593
April-03                          $      16,773                        $      14,945               $      20,229
May-03                            $      17,723                        $      15,771               $      21,535
June-03                           $      17,934                        $      15,939               $      21,804
July-03                           $      18,051                        $      16,024               $      22,129

     The graph depicts the performance of UBS PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2003. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      7/31/03
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                   $     838.5
Number of Securities                                                                      154
Stocks                                                                                   98.6%
Cash Equivalents and Liabilities in Excess of Other Assets                                1.4%

TOP 5 SECTORS*                                                                        7/31/03
---------------------------------------------------------------------------------------------
Financials                                                                               31.6%
Consumer Discretionary                                                                   12.2
Energy                                                                                   11.3
Industrials                                                                               9.4
Consumer Staples                                                                          6.8
---------------------------------------------------------------------------------------------
Total                                                                                    71.3%
---------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                              7/31/03
---------------------------------------------------------------------------------------------
Citigroup                                                                                 4.3%
Bank of America                                                                           3.8
Exxon Mobil                                                                               3.0
Verizon Communications                                                                    2.0
Washington Mutual                                                                         1.5
Hewlett-Packard                                                                           1.4
Wells Fargo                                                                               1.4
American International Group                                                              1.4
Pfizer                                                                                    1.4
BellSouth                                                                                 1.3
---------------------------------------------------------------------------------------------
Total                                                                                    21.5%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Large Co Growth Equity Investments

PERFORMANCE

During the fiscal year ended July 31, 2003, the Portfolio's Class P shares returned 11.45% (before the deduction of the UBS PACE program fee; 9.79% after the deduction of the maximum program fee), compared to the 11.64% return of the Russell 1000 Growth Index and the 9.38% return of the Lipper Large-Cap Growth Funds Median. (Returns for all share classes over various time periods are shown in the table on page 29. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the fiscal year ended July 31, 2003, the Russell 1000 Growth Index increased 11.64%. This gain followed a two-year period over which the Index declined by a total of more than 50%. The rise in the Index over the review period is attributable to the strength in the information technology, consumer discretionary, energy and healthcare sectors. The financials and consumer staple sectors lagged the overall benchmark return (although they still posted returns in positive territory), while the industrials sector was the only sector to post negative performance over the twelve-month period.

ADVISORS' COMMENTS

GEAM (PLEASE NOTE: GEAM ASSUMED A PORTION OF THE PORTFOLIO'S MANAGEMENT BEGINNING ON SEPTEMBER 16, 2002.)

In constructing our portion of the Portfolio, we employ a bottom-up stock selection process. In particular, we emphasize what we believe are market leaders with solid financial characteristics, strong management teams, double-digit growth and reasonable market valuations. To that end, the Portfolio's largest holdings over the period include First Data Corp. (1.5%), Liberty Media (1.6%), Dell Computer (3.8%), Carnival Cruise Lines (1.6%) and Cardinal Health (1.1%).* Relative weightings in sectors and industry groups are a direct result of our stock selection process. Therefore, at period end, the Portfolio was underweight in the consumer staples, healthcare, industrials, materials and utilities sectors. Conversely, the Portfolio was overweight in the information technology, consumer discretionary, financials, telecommunications and energy sectors.

Several holdings contributed positively to performance over the fiscal year, including technology companies Yahoo! (0.5%) and Cisco Systems (4.4%), media companies Comcast (1.4%) and Liberty Media (1.6%), and financial services company Citigroup (3.5%).* Conversely, debit card processor Concord EFS (0.4%) detracted from performance.* We continue to invest in this company as we feel its fundamentals and valuations remain attractive.

Despite the volatile markets that characterized the period, we maintained our disciplined approach to identifying stocks with sustainable earnings. Therefore, as a result of adhering to this philosophy, Paychex (0.7%) and

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

ADVISORS:
GE Asset Management Incorporated ("GEAM"), Marsico Capital Management ("Marsico") and SSgA Funds Management, Inc. ("SSgA")

PORTFOLIO MANAGERS:
GEAM: David B. Carlson; Marsico: James A. Hillary; SSgA: Team

OBJECTIVE:
Capital appreciation.

INVESTMENT PROCESS:
GEAM invests primarily in a limited number of equity securities believed to have above-average growth histories and/or growth potential. GEAM seeks to identify companies with characteristics such as: above-average annual growth rates, financial strength, leadership in their respective industries and high-quality management focused on generating shareholder value.

MARSICO seeks to identify companies with earnings growth potential that may not be recognizable by the market at large. Marsico's stock selection process focuses on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations. Marsico's disciplined investment approach combines top-down analysis with bottom-up stock picking.

SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SsgA uses several independent valuation measures to identify investment opportunities within a large-cap growth universe and combines factors to produce an overall rank. Comprehensive research helps determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The Portfolio has characteristics similar to the Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

Yahoo! (0.5%) were added to the Portfolio.* Conversely, we eliminated Interpublic Group, Texas Instruments and IMS Health Corp. due to deteriorating fundamentals.

Many market analysts are encouraged by the recent positive momentum in the markets, and thus believe we are in the midst of a new bull market. It will undoubtedly take some time to know if this postulation is correct, given the sluggish economic climate. However, what we do know is that the stock market posted positive results for the quarter ended June 30, 2003--its strongest quarter since 1998. Strategists, economists and investors appear to be encouraged by the market's action after a three-year bear market. Reasons for this optimism include modest improvement in corporate profits, fiscal stimulus that has been injected with the new tax legislation, monetary policy that continues to provide ample liquidity (as evidenced by the latest Federal Reserve Board easing), and some economic data that appears to suggest the economy is turning. On the whole, the market appears favorably disposed to a better economic environment, and, therefore, an improving situation for corporate earnings. Furthermore, while the rally in 2003 was robust in the second quarter and year to date, valuations appear reasonable. Assuming we continue to see improvement in corporate demand and ongoing attention to rational cost structures, we would expect the market has the potential to continue to recover in the second half of 2003, and into 2004.

MARSICO (PLEASE NOTE: MARSICO ASSUMED A PORTION OF THE PORTFOLIO'S MANAGEMENT BEGINNING ON SEPTEMBER 16, 2002.)

Over the period of time since we assumed management for a portion of the Portfolio through period end, our holdings in the consumer discretionary, industrials, and information technology sectors detracted from results versus the benchmark. In the consumer discretionary sector, an overweight position and individual stocks such as retail firms Kohl's Corp.** and Lowe's Companies (1.1%),* and a hotel/leisure position in MGM Grand** detracted from results. Early in the reporting period, the Portfolio had substantial investments in the capital goods industry, with aerospace/defense positions representing the bulk of our investments in this area. However, aerospace/defense companies sold off sharply during the period they were held in the Portfolio, including Lockheed-Martin, General Dynamics and L-3 Communications. All three positions were subsequently sold from the Portfolio.

While individual stock selection in the information technology sector produced good results, our underweight in the sector relative to the benchmark detracted from results. We are sensitive to valuations, so stocks that appear overpriced to us in relation to our underlying long-term growth assumptions are generally avoided. This is one of the reasons why we have maintained an underweight position to the sector, and avoided investing in many internet, telecommunications and semiconductor companies.

Our investments in the healthcare sector produced mixed results. The Portfolio's positions in the pharmaceutical/biotechnology industries gained more than 50% during the period. This was due, in part, to our holding in Genentech (2.3%),* which more than doubled during the period. In contrast, our investments in healthcare equipment and services trailed the benchmark by a substantial margin, and significantly detracted from performance. Tenet Healthcare and HCA Corporation were the primary culprits behind this drag on performance, and both were eliminated from the Portfolio during the period.

The primary positive contributor to our Portfolio's performance was investments in select financial services companies, including SLM Corporation (2.4%), Citigroup (3.5%), and Goldman Sachs Group (1.0%).* An underweight position in the consumer staples sector (particularly the food and beverage and tobacco industry) also helped performance.

As of July 31, 2003, the Portfolio's primary sector allocations were in healthcare, consumer discretionary, financial services and information technology. The Portfolio ended the period with little or no exposure to sectors such as materials, utilities, telecommunications and energy.

Looking ahead, our investment outlook continues to be anchored by the premise that there appears to be a favorable backdrop, longer term, for equity returns, despite the possibility of short-term downdrafts. This view reflects our positive reaction to factors such as low interest rates, constrained inflation, accommodative monetary policy, fiscal stimulus, strong productivity gains, improving consumer confidence and a decline in deflationary forces. We are balancing these positive elements with an objective, thoughtful assessment of the potential risks to stock prices, including geopolitical concerns, subdued economic growth and unsettled labor markets. On the whole, we believe that equities appear relatively attractive, and that stock market performance in the second quarter of 2003 may serve as an important catalyst moving forward, financially and psychologically.


* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

**    Not held by the Portfolio as of July 31, 2003.

SSgA

During the fiscal year, our portion of the Portfolio modestly underperformed its benchmark. Our investment process incorporates perspectives on valuation, quality and sentiment. During the last twelve months, these components exhibited mixed stock picking ability, with the corporate earnings estimate revision factor, which is a proxy for earnings growth expectations, exhibiting the greatest weakness. In particular, poor stock selection in the healthcare and consumer staples sectors hurt performance during the review period. On the other hand, impressively strong performance in the technology sector enabled the Portfolio to overcome much of the poor stock selection in other areas.

At the industry level, the medical products area was the largest detractor from the Portfolio's performance, followed by the pharmaceuticals and agricultural/foods/beverages industries. In consumer staples, the Portfolio's returns were negatively affected by our underweight exposure to Altria**--formerly Philip Morris--as its stock appreciated substantially during the second quarter of 2003. This was the result of a Florida District Court of Appeals decertifying a ruling that had called for $145 million in punitive damages. This decision removes many financial impediments that were hampering the company. Several very strong performers within the technology sector bolstered the Portfolio's performance--specifically, SanDisk (0.4%),* VERITAS Software (0.6%)* and Macromedia,** which appreciated solidly during the fiscal year.

In spite of the strong equity returns posted in the second quarter of 2003, we are not convinced that the US economy is fully on the path to recovery. We would like to see improvement on the earnings front before we allow ourselves to be convinced that the recovery is here. We are, however, beginning to see more opportunities in the technology area. To take advantage of these, we reduced our exposure to consumer-oriented stocks slightly, specifically in the consumer discretionary and financials sectors, given our opinion that the impact of the low interest rate environment appears to be waning. As always, our positions are driven by stock selection.


* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

**    Not held by the Portfolio as of July 31, 2003.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/03                6 MONTHS       1 YEAR       5 YEARS      INCEPTION+
-------------------------------------------------------------------------------------------------------------------------
Before deducting                               Class A*                 19.33%        11.23%          N/A          -17.83%
maximum sales charge                           Class B**                18.77         10.30           N/A          -18.44
or UBS PACE program fee                        Class C***               18.86         10.39           N/A          -18.42
                                               Class Y****              19.48         11.61           N/A          -16.45
                                               Class P*****             19.42         11.45         -6.72%           4.70
-------------------------------------------------------------------------------------------------------------------------
After deducting                                Class A*                 12.80          5.10           N/A          -19.56
maximum sales charge                           Class B**                13.77          5.30           N/A          -19.36
or UBS PACE program fee                        Class C***               16.65          8.34           N/A          -18.72
                                               Class P*****             18.53          9.79         -8.11            3.14
-------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                                               18.79         11.64         -4.44            6.73
-------------------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Median                                    17.34          9.38         -3.12            5.38
-------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended June 30, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -4.98%; since inception, -21.08%; Class B--1-year period, -5.16%; since inception, -20.85%; Class C--1-year period, -2.13%; since inception, -20.20%; Class Y--1-year period, 0.97%; since inception, -18.05%; Class P--1-year period, -0.69%; 5-year period, -8.36%; since inception, 2.78%.

+ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 15, 2001 for Class Y shares. Since inception returns for the Index are shown as of August 24, 1995 which is the inception date of the oldest share class (Class P). Since inception returns for the Lipper Median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 1000 GROWTH INDEX

               UBS PACE LARGE CO                      UBS PACE LARGE CO
               GROWTH EQUITY INVESTMENTS WITHOUT      GROWTH EQUITY INVESTMENTS WITH            RUSSELL 1000
               MAXIMUM UBS PACE PROGRAM FEE           MAXIMUM UBS PACE PROGRAM FEE              GROWTH INDEX
   8/24/1995                      $      10,000                        $      10,000           $      10,000
August-95                         $      10,000                        $       9,997           $      10,039
September-95                      $      10,367                        $      10,350           $      10,502
October-95                        $      10,400                        $      10,371           $      10,509
November-95                       $      10,675                        $      10,632           $      10,918
December-95                       $      10,667                        $      10,610           $      10,980
January-96                        $      10,967                        $      10,895           $      11,348
February-96                       $      11,234                        $      11,147           $      11,555
March-96                          $      11,284                        $      11,182           $      11,570
April-96                          $      11,485                        $      11,367           $      11,875
May-96                            $      11,810                        $      11,674           $      12,289
June-96                           $      11,819                        $      11,668           $      12,307
July-96                           $      11,076                        $      10,921           $      11,586
August-96                         $      11,485                        $      11,310           $      11,885
September-96                      $      12,520                        $      12,314           $      12,750
October-96                        $      12,662                        $      12,438           $      12,827
November-96                       $      13,338                        $      13,085           $      13,790
December-96                       $      12,932                        $      12,672           $      13,520
January-97                        $      13,660                        $      13,368           $      14,468
February-97                       $      13,267                        $      12,967           $      14,370
March-97                          $      12,313                        $      12,020           $      13,592
April-97                          $      13,208                        $      12,878           $      14,495
May-97                            $      13,944                        $      13,578           $      15,541
June-97                           $      14,605                        $      14,204           $      16,163
July-97                           $      16,128                        $      15,665           $      17,592
August-97                         $      15,115                        $      14,664           $      16,563
September-97                      $      16,019                        $      15,521           $      17,378
October-97                        $      15,567                        $      15,064           $      16,736
November-97                       $      15,735                        $      15,207           $      17,446
December-97                       $      16,138                        $      15,577           $      17,642
January-98                        $      16,475                        $      15,883           $      18,169
February-98                       $      18,089                        $      17,417           $      19,536
March-98                          $      18,789                        $      18,069           $      20,315
April-98                          $      19,100                        $      18,344           $      20,596
May-98                            $      18,896                        $      18,126           $      20,012
June-98                           $      20,039                        $      19,199           $      21,237
July-98                           $      20,385                        $      19,506           $      21,097
August-98                         $      16,377                        $      15,651           $      17,931
September-98                      $      17,149                        $      16,368           $      19,308
October-98                        $      19,100                        $      18,207           $      20,860
November-98                       $      20,350                        $      19,375           $      22,446
December-98                       $      22,601                        $      21,491           $      24,470
January-99                        $      24,138                        $      22,923           $      25,907
February-99                       $      23,167                        $      21,974           $      24,724
March-99                          $      23,996                        $      22,732           $      26,026
April-99                          $      24,043                        $      22,748           $      26,059
May-99                            $      23,402                        $      22,114           $      25,258
June-99                           $      25,429                        $      23,999           $      27,027
July-99                           $      24,392                        $      22,992           $      26,168
August-99                         $      24,835                        $      23,380           $      26,596
September-99                      $      23,930                        $      22,500           $      26,037
October-99                        $      25,730                        $      24,163           $      28,004
November-99                       $      26,126                        $      24,504           $      29,514
December-99                       $      28,307                        $      26,516           $      32,584
January-00                        $      26,963                        $      25,225           $      31,056
February-00                       $      26,750                        $      24,995           $      32,575
March-00                          $      30,000                        $      27,996           $      34,906
April-00                          $      29,071                        $      27,096           $      33,245
May-00                            $      27,708                        $      25,793           $      31,571
June-00                           $      29,071                        $      27,028           $      33,964
July-00                           $      28,723                        $      26,671           $      32,548
August-00                         $      30,860                        $      28,620           $      35,495
September-00                      $      27,949                        $      25,888           $      32,137
October-00                        $      26,644                        $      24,648           $      30,617
November-00                       $      22,828                        $      21,092           $      26,104
December-00                       $      22,627                        $      20,879           $      25,278
January-01                        $      23,937                        $      22,061           $      27,024
February-01                       $      19,838                        $      18,260           $      22,436
March-01                          $      17,396                        $      15,992           $      19,995
April-01                          $      19,849                        $      18,224           $      22,524
May-01                            $      19,849                        $      18,202           $      22,192
June-01                           $      19,524                        $      17,881           $      21,678
July-01                           $      18,908                        $      17,296           $      21,136
August-01                         $      17,239                        $      15,749           $      19,408
September-01                      $      15,323                        $      13,982           $      17,470
October-01                        $      16,220                        $      14,781           $      18,387
November-01                       $      17,810                        $      16,210           $      20,153
December-01                       $      17,765                        $      16,149           $      20,115
January-02                        $      17,194                        $      15,610           $      19,760
February-02                       $      16,096                        $      14,595           $      18,940
March-02                          $      16,824                        $      15,237           $      19,595
April-02                          $      15,447                        $      13,971           $      17,996
May-02                            $      15,043                        $      13,590           $      17,561
June-02                           $      13,845                        $      12,491           $      15,936
July-02                           $      12,915                        $      11,638           $      15,060
August-02                         $      13,061                        $      11,754           $      15,105
September-02                      $      11,929                        $      10,723           $      13,538
October-02                        $      12,770                        $      11,464           $      14,780
November-02                       $      13,162                        $      11,801           $      15,583
December-02                       $      12,310                        $      11,024           $      14,506
January-03                        $      12,053                        $      10,779           $      14,154
February-03                       $      12,019                        $      10,736           $      14,089
March-03                          $      12,254                        $      10,932           $      14,351
April-03                          $      13,117                        $      11,687           $      15,413
May-03                            $      13,856                        $      12,330           $      16,182
June-03                           $      13,957                        $      12,405           $      16,405
July-03                           $      14,394                        $      12,777           $      16,813

     The graph depicts the performance of UBS PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2003. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      7/31/03
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                   $     546.1
Number of Securities                                                                      114
Stocks                                                                                   97.1%
ADRs                                                                                      1.2%
Cash Equivalents and Liabilities in Excess of Other Assets                                1.7%
---------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                        7/31/03
---------------------------------------------------------------------------------------------
Information Technology                                                                   23.0%
Health Care                                                                              21.6
Consumer Discretionary                                                                   20.5
Financials                                                                               16.7
Industrials                                                                              11.0
---------------------------------------------------------------------------------------------
Total                                                                                    92.8%
---------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                              7/31/03
---------------------------------------------------------------------------------------------
Cisco Systems                                                                             4.4%
Dell                                                                                      3.8
Intel                                                                                     3.6
Citigroup                                                                                 3.5
UnitedHealth Group                                                                        3.3
Federal National Mortgage Association                                                     3.1
Microsoft                                                                                 2.6
Pfizer                                                                                    2.6
SLM                                                                                       2.4
Genentech                                                                                 2.3
---------------------------------------------------------------------------------------------
Total                                                                                    31.6%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Small/Medium Co Value Equity Investments

PERFORMANCE

For the fiscal year ended July 31, 2003, the Portfolio's Class P shares returned 11.18% (before the deduction of the UBS PACE program fee; 9.52% after the deduction of the maximum program fee), compared to the 17.30% return of the Russell 2500 Value Index and the 15.97% of the Lipper Small-Cap Value Funds Median. (Returns for all share classes over various time periods are shown in the table on page 33. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the fiscal year, the financial markets were extraordinarily volatile. Specifically, most sectors experienced dramatic weakness in the first eight months of this period. This was due, in large part, to investor pessimism, uncertainty over Iraq, and skepticism surrounding an economic recovery. Conversely, the latter four months of the review period saw most major indices posting double-digit gains as consumer confidence showed signs of stabilizing, concerns over geopolitical uncertainty waned, and investor optimism returned.

ADVISORS' COMMENTS
ARIEL

Our results during the fiscal year were adversely affected by holdings in the consumer discretionary and services, and consumer staples sectors. Contributing to this was the somewhat speculative nature of the small-cap market in the last three months of the period. During this time, investors in general ignored solid businesses in favor of riskier turnaround situations characterized by lower quality and weaker financial health. Conversely, holdings in the healthcare and financial services sectors contributed positively to the Portfolio's return. Companies with particularly strong results over the reporting period included Sybron Dental (1.8%), which saw gains from new product releases; Hasbro (0.8%), whose shares rose due to strong sales of its core toy properties; and
T. Rowe Price (1.1%) and Janus Capital Group (1.5%), which were buoyed by the rising stock market.*

Over the past year, we added a number of new positions to the Portfolio, including: Accenture (1.5%), Baxter International (1.4%), Northern Trust (1.5%), Omnicare (1.9%), St. Paul Companies (0.9%) and Yum! Brands (1.2%)*. On the other hand, we eliminated positions in the following to take advantage of more compelling opportunities: Avery Dennison, which reached our estimation of private market value; Bausch & Lomb, due to a loss of faith in management; Energizer Holdings, based upon our concern over their recent Schick acquisition; Fortune Brands, as we were no longer convinced the company could meet our 12% to 15% annual growth rate standard; H&R Block, which reached our estimation of private market value; Jones

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO VALUE EQUITY
INVESTMENTS

ADVISORS:
Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc.
("ICM")

PORTFOLIO MANAGERS:
Ariel: John W. Rogers, Jr.; ICM: Team, led by Kevin A. Jones

OBJECTIVE:
Capital appreciation.

INVESTMENT PROCESS:
ARIEL invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks with a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

ICM invests primarily in common stocks of companies believed to offer good relative value that have either fallen out of favor among investors or are under-researched. In deciding which stocks to buy for the Portfolio, ICM uses a top-down analysis to identify broad sectors of the market believed to offer good relative value, and then seeks to identify individual companies within those sectors that meet ICM's investment criteria. ICM also performs a bottom-up analysis to attempt to discover inefficiently priced stocks in a broad range of sectors, including those not identified in the top-down analysis. These two approaches are combined in various proportions depending on market conditions. ICM generally sells stocks that meet price objectives, no longer meet its selection criteria, are at risk for fundamental deterioration, or when the team identifies more attractive investment opportunities.

Apparel Group, as we were uncomfortable with the litigation surrounding its licensing dispute with Polo/Ralph Lauren; as well as Kroger, Lee Enterprises, Leggett & Platt, Littelfuse and MBNA Corp.

One of our favorite sayings by the famed value investor, Warren Buffett, is "We must strive to be fearful when others are greedy, and greedy when others are fearful." In our view, the double-digit gains of late have compressed a full year of market returns into a single quarter, with no dramatic change in the underlying fundamentals. Instead, these gains have been driven more by a resurgent optimism--bordering on speculation--as investors have exhibited an increased appetite for risk. As a result, we think the market has generally gotten ahead of itself, with a lot of stock prices not necessarily in line with business values. That is not to say we think it is a time to be fearful but, rather, a time for cautious optimism.

ICM

During the first half of the fiscal year, our overweights in technology, producer durables and energy sectors generated positive results. Conversely, our producer durables, healthcare and energy-related stocks detracted from results.

The second half of the period looked drastically different from the first half of the period, as most sectors generated double-digit returns. The consistency of this advance was also remarkable in that the Index we track, the Russell 2500 Value Index, posted positive returns in every month except February. Obviously, investor sentiment took a swing into positive territory. The end of major conflict in Iraq provided a huge psychological boost, along with the passage of the tax reform package. These factors, coupled with historically low interest rates, provided an environment well suited for equities.

Our Portfolio was well positioned to take advantage of the strong markets during the second half of the period, as many of our sector overweights and underweights worked to our advantage. We continue to overweight the technology and durable goods sectors, and have recently implemented an overweight to the healthcare sector. Strong performers in technology were PerkinElmer (1.2%) and Symbol Technologies (1.1%).* In producer durables, Terex (1.5%)* was an impressive performer. An industry that is currently generating numerous potential new candidates is specialty chemicals.

As we mentioned in our last letter to shareholders, we believed there were numerous undervalued companies that gave us reason to be optimistic about our prospects. This certainly proved to be the case. Today, the expectations among investors are far different than they were six months ago, when the markets were generating negative returns. The implication of this swing is that the hurdle rate for both company and economic performance has been raised. At this juncture, we still don't see clear signs of long-term improvement in the economy or profits. If consumers were to somehow lose their zest for spending, we believe the economy would sputter, and a slow growth environment would not be beneficial for broad-based equity returns. However, in such an environment, we will continue to employ our opportunistic company-focused style.

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/03                6 MONTHS       1 YEAR          5 YEARS   INCEPTION+
-------------------------------------------------------------------------------------------------------------------------
Before deducting                               Class A*                 23.99%        10.88%            N/A        9.93%
maximum sales charge                           Class B**                23.49         10.00             N/A        9.28
or UBS PACE program fee                        Class C***               23.49         10.00             N/A        9.13
                                               Class Y****              24.14         11.12             N/A       11.09
                                               Class P*****             24.10         11.18            4.37%       9.13
-------------------------------------------------------------------------------------------------------------------------
After deducting                                Class A*                 17.20          4.77             N/A        7.63
maximum sales charge                           Class B**                18.49          5.00             N/A        8.31
or UBS PACE program fee                        Class C***               21.29          7.92             N/A        8.72
                                               Class P*****             23.18          9.52            2.82        7.51
-------------------------------------------------------------------------------------------------------------------------
Russell 2500 Value Index                                                24.27         17.30            7.71       12.03
-------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Median                                     23.02         15.97            7.82       11.63
-------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended June 30, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -12.27%; since inception, 6.48%; Class B--1-year period, -12.17%; since inception, 7.17%; Class C--1-year period, -9.75%; since inception, 7.62%; Class Y--1-year period, -6.99%; since inception, 10.01%; Class P--1-year period, -8.37%; 5-year period, 0.59%; since inception, 7.14%.

+ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares and December 20, 2000 for Class Y shares. Since inception returns for the Index are shown as of August 24, 1995 which is the inception date of the oldest share class (Class P). Since inception returns for the Lipper Median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

*****Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 2500 VALUE INDEX

               UBS PACE SMALL/MEDIUM CO                UBS PACE SMALL/MEDIUM CO
               VALUE EQUITY INVESTMENTS WITHOUT        VALUE EQUITY INVESTMENTS WITH                RUSSELL 2500
               MAXIMUM UBS PACE PROGRAM FEE            MAXIMUM UBS PACE PROGRAM FEE                 VALUE INDEX
   8/24/1995                      $      10,000                        $      10,000               $      10,000
August-95                         $      10,017                        $      10,013               $      10,140
September-95                      $      10,025                        $      10,009               $      10,300
October-95                        $       9,617                        $       9,589               $      10,025
November-95                       $       9,867                        $       9,826               $      10,473
December-95                       $       9,992                        $       9,939               $      10,696
January-96                        $      10,034                        $       9,968               $      10,819
February-96                       $      10,142                        $      10,063               $      10,974
March-96                          $      10,376                        $      10,283               $      11,180
April-96                          $      10,711                        $      10,601               $      11,402
May-96                            $      10,953                        $      10,827               $      11,589
June-96                           $      10,786                        $      10,649               $      11,523
July-96                           $      10,276                        $      10,132               $      10,970
August-96                         $      10,794                        $      10,630               $      11,487
September-96                      $      11,096                        $      10,913               $      11,880
October-96                        $      11,246                        $      11,047               $      12,079
November-96                       $      11,948                        $      11,722               $      12,793
December-96                       $      12,225                        $      11,979               $      13,071
January-97                        $      12,656                        $      12,386               $      13,406
February-97                       $      12,777                        $      12,488               $      13,555
March-97                          $      12,406                        $      12,111               $      13,177
April-97                          $      12,389                        $      12,079               $      13,431
May-97                            $      13,432                        $      13,080               $      14,368
June-97                           $      14,346                        $      13,952               $      15,045
July-97                           $      15,105                        $      14,672               $      15,866
August-97                         $      15,337                        $      14,879               $      15,947
September-97                      $      16,476                        $      15,963               $      16,918
October-97                        $      16,165                        $      15,643               $      16,418
November-97                       $      16,277                        $      15,732               $      16,769
December-97                       $      16,781                        $      16,198               $      17,397
January-98                        $      16,511                        $      15,918               $      17,100
February-98                       $      17,645                        $      16,989               $      18,159
March-98                          $      18,341                        $      17,638               $      19,057
April-98                          $      18,592                        $      17,857               $      19,045
May-98                            $      17,812                        $      17,086               $      18,445
June-98                           $      17,422                        $      16,691               $      18,375
July-98                           $      16,158                        $      15,461               $      17,201
August-98                         $      13,770                        $      13,159               $      14,500
September-98                      $      13,937                        $      13,303               $      15,348
October-98                        $      14,402                        $      13,729               $      16,033
November-98                       $      14,783                        $      14,074               $      16,550
December-98                       $      15,214                        $      14,467               $      17,062
January-99                        $      15,079                        $      14,321               $      16,571
February-99                       $      13,803                        $      13,092               $      15,722
March-99                          $      13,626                        $      12,908               $      15,697
April-99                          $      15,380                        $      14,552               $      17,247
May-99                            $      15,899                        $      15,024               $      17,599
June-99                           $      16,522                        $      15,593               $      18,212
July-99                           $      16,345                        $      15,407               $      17,864
August-99                         $      15,567                        $      14,655               $      17,179
September-99                      $      14,944                        $      14,051               $      16,638
October-99                        $      14,487                        $      13,605               $      16,654
November-99                       $      14,487                        $      13,588               $      16,746
December-99                       $      14,789                        $      13,853               $      17,317
January-00                        $      13,967                        $      13,067               $      16,596
February-00                       $      13,178                        $      12,313               $      16,883
March-00                          $      14,110                        $      13,167               $      18,125
April-00                          $      14,033                        $      13,079               $      18,118
May-00                            $      14,175                        $      13,196               $      18,085
June-00                           $      14,164                        $      13,169               $      18,017
July-00                           $      14,614                        $      13,570               $      18,409
August-00                         $      15,283                        $      14,173               $      19,373
September-00                      $      15,381                        $      14,247               $      19,258
October-00                        $      15,305                        $      14,158               $      19,246
November-00                       $      15,342                        $      14,175               $      19,001
December-00                       $      16,529                        $      15,252               $      20,917
January-01                        $      17,727                        $      16,338               $      21,209
February-01                       $      17,638                        $      16,235               $      21,031
March-01                          $      16,917                        $      15,552               $      20,504
April-01                          $      17,594                        $      16,154               $      21,671
May-01                            $      18,493                        $      16,958               $      22,336
June-01                           $      18,703                        $      17,130               $      22,551
July-01                           $      18,881                        $      17,271               $      22,401
August-01                         $      19,302                        $      17,634               $      22,208
September-01                      $      16,851                        $      15,375               $      19,742
October-01                        $      17,561                        $      16,003               $      20,165
November-01                       $      19,014                        $      17,306               $      21,718
December-01                       $      20,029                        $      18,207               $      22,954
January-02                        $      20,152                        $      18,295               $      23,165
February-02                       $      20,720                        $      18,788               $      23,454
March-02                          $      22,282                        $      20,179               $      24,907
April-02                          $      22,259                        $      20,133               $      25,332
May-02                            $      22,126                        $      19,987               $      24,916
June-02                           $      20,787                        $      18,755               $      24,037
July-02                           $      17,999                        $      16,219               $      21,255
August-02                         $      17,944                        $      16,149               $      21,369
September-02                      $      16,115                        $      14,485               $      19,620
October-02                        $      16,427                        $      14,747               $      19,902
November-02                       $      17,564                        $      15,748               $      21,353
December-02                       $      16,861                        $      15,099               $      20,687
January-03                        $      16,125                        $      14,421               $      20,063
February-03                       $      15,726                        $      14,047               $      19,570
March-03                          $      15,968                        $      14,245               $      19,701
April-03                          $      17,308                        $      15,421               $      21,486
May-03                            $      18,877                        $      16,798               $      23,473
June-03                           $      19,335                        $      17,185               $      23,894
July-03                           $      20,011                        $      17,764               $      24,932

     The graph depicts the performance of UBS PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2003. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      7/31/03
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                         274.2
Number of Securities                                                                       99
Stocks                                                                                   95.7%
Cash Equivalents and Liabilities in Excess of Other Assets                                4.3%
---------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                        7/31/03
---------------------------------------------------------------------------------------------
Industrials                                                                              23.4%
Financials                                                                               18.1
Health Care                                                                              14.1
Consumer Discretionary                                                                   13.8
Information Technology                                                                   11.5
---------------------------------------------------------------------------------------------
Total                                                                                    80.9%
---------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                              7/31/03
---------------------------------------------------------------------------------------------
Omnicare                                                                                  1.9%
IMS Health                                                                                1.9
Markel                                                                                    1.9
Sybron Dental Specialties                                                                 1.8
MBIA                                                                                      1.8
Dun & Bradstreet                                                                          1.7
Apogent Technologies                                                                      1.6
McClatchy                                                                                 1.6
Herman Miller                                                                             1.5
Janus Captial Group                                                                       1.5
---------------------------------------------------------------------------------------------
Total                                                                                    17.2%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Small/Medium Co Growth Equity Investments

PERFORMANCE

During the fiscal year ended July 31, 2003, the Portfolio's Class P shares returned 21.14% (before deduction of the UBS PACE program fee, 19.34% after the deduction of the maximum program fee). In comparison, the Russell 2500 Growth Index and Lipper Mid-Cap Growth Funds median returned 26.79% and 15.69%, respectively. (Returns for all share classes over various time periods are shown in the table on page 36. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The fiscal year finally saw an end to the equity market decline that began in March 2000. The early part of the period was marked by continued concerns over the timing and magnitude of an economic rebound, as well as a loss of confidence in the quality of companies' financial results because of much-publicized corporate scandals. The latter part of the fiscal year brought renewed optimism, as stocks staged a rally that began in early October. The rally was fueled at first by bargain hunting in many of the areas of the market that had previously suffered the largest losses. The generally positive results of the conflict in Iraq, and a warm reception to Congress' fiscal stimulus package, generated additional gains toward the latter part of the reporting period.

ADVISOR'S COMMENTS

The Portfolio finished the year with a strong absolute return, but trailed its benchmark. Technology stocks were among the best performers during the period, and our relative underweight in these stocks was a major factor in our underperformance. Conversely, Coach (2.4%)* was the biggest positive contributor to performance--rising significantly over the period--as it continued to post strong earnings and sales gains. Financial stocks, particularly those with exposure to the housing market, also did well during the period as those companies benefited from the low interest rate environment. Doral Financial (0.9%)* was one of the best performing financial companies in the Portfolio. Biotechnology stocks also performed well, with many companies reporting positive results from drugs in development. Many of these companies also benefited from an improved regulatory environment. Inspire Pharmaceuticals (0.9%)* was the Portfolio's best performing stock, increasing substantially during the period after it reported favorable results.

Cerner Corp. was the Portfolio's worst performer during the fiscal year, when it declined after drastically lowering its future sales and earnings guidance. We subsequently eliminated the stock from the Portfolio as a result of this news. First Horizon Pharmaceuticals also performed poorly, and we also sold this stock during the reporting period.

Looking ahead, we are encouraged by the market's recent strength and are hopeful that the lows of the last few years will not be revisited. We feel that the next few months will be critical in determining whether the current rally can be sustained as many companies, particularly technology-related stocks, will be expected to live up to the current high expectations surrounding their future prospects. As the overall economy continues to improve, which we believe it will, we expect individual market leaders to benefit significantly in this favorable environment. We intend to continue to seek out and hold on to these market leaders.

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

ADVISOR:
Delaware Management Company, Inc. ("Delaware Management Company")

PORTFOLIO MANAGER:
Gerald S. Frey

OBJECTIVE:
Capital appreciation.

INVESTMENT PROCESS:
The Portfolio invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market with market capitalizations of less than $6.0 billion at the time of purchase. Up to 5% of the total assets may be invested in US dollar-denominated foreign securities. The advisor employs bottom-up, fundamental analysis to identify companies that have substantially above-average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Management generally sells stocks that no longer meet its selection criteria or are at risk for fundamental deterioration, or when it identifies more attractive investment opportunities.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/03                6 MONTHS       1 YEAR          5 YEARS   INCEPTION+
-------------------------------------------------------------------------------------------------------------------------
Before deducting                               Class A*                 23.51%        20.66%            N/A       -9.71%
maximum sales charge                           Class B**                22.91         19.70             N/A      -10.39
or UBS PACE program fee                        Class C***               23.01         19.79             N/A      -10.36
                                               Class Y****              23.59         20.97             N/A       -5.02
                                               Class P*****             23.64         21.14            7.63%       9.07
-------------------------------------------------------------------------------------------------------------------------
After deducting                                Class A*                 16.68         14.04             N/A      -11.60
maximum sales charge                           Class B**                17.91         14.70             N/A      -11.40
or UBS PACE program fee                        Class C***               20.74         17.59             N/A      -10.69
                                               Class P*****             22.72         19.34            6.02        7.44
-------------------------------------------------------------------------------------------------------------------------
Russell 2500 Growth Index                                               29.53         26.79            1.95        5.07
-------------------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Median                                      21.66         15.69            1.81        5.65
-------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended June 30, 2003 after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -1.94%; since inception, -13.14%; Class B--1-year period, -2.18%; since inception, -12.94%; Class C--1-year period, 0.82%; since inception, -12.21%; Class Y--1-year period, 3.93%; since inception, -6.61%; Class P--1-year period, 2.54%; 5-year period, 4.84%; since inception, 7.06%.

+ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Since inception returns for the Index are shown as of August 24, 1995 which is the inception date of the oldest share class (Class P). Since inception returns for the Lipper Median are shown as of August 31, 1995, which is the nearest month-end of the inception of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

*****Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 2500 GROWTH INDEX

               UBS PACE SMALL/MEDIUM CO                UBS PACE SMALL/MEDIUM CO
               GROWTH EQUITY INVESTMENTS WITHOUT       GROWTH EQUITY INVESTMENTS WITH                RUSSELL 2500
               MAXIMUM UBS PACE PROGRAM FEE            MAXIMUM UBS PACE PROGRAM FEE                  GROWTH INDEX
   8/24/1995                       $      10,000                        $      10,000               $      10,000
August-95                          $       9,942                        $       9,938               $       9,981
September-95                       $       9,967                        $       9,951               $      10,195
October-95                         $       9,575                        $       9,548               $       9,835
November-95                        $       9,758                        $       9,719               $      10,237
December-95                        $       9,863                        $       9,810               $      10,373
January-96                         $       9,470                        $       9,408               $      10,405
February-96                        $      10,004                        $       9,926               $      10,863
March-96                           $      10,013                        $       9,922               $      11,099
April-96                           $      10,881                        $      10,769               $      11,859
May-96                             $      11,348                        $      11,217               $      12,282
June-96                            $      10,764                        $      10,627               $      11,666
July-96                            $       9,345                        $       9,215               $      10,507
August-96                          $       9,821                        $       9,671               $      11,230
September-96                       $      10,463                        $      10,291               $      11,827
October-96                         $      10,088                        $       9,910               $      11,459
November-96                        $      10,463                        $      10,266               $      11,879
December-96                        $      10,589                        $      10,375               $      11,937
January-97                         $      10,989                        $      10,754               $      12,294
February-97                        $      10,572                        $      10,333               $      11,755
March-97                           $       9,804                        $       9,571               $      10,982
April-97                           $       9,571                        $       9,331               $      11,031
May-97                             $      10,697                        $      10,416               $      12,353
June-97                            $      11,198                        $      10,890               $      12,767
July-97                            $      12,049                        $      11,703               $      13,577
August-97                          $      12,341                        $      11,972               $      13,908
September-97                       $      13,509                        $      13,089               $      14,890
October-97                         $      12,917                        $      12,499               $      13,961
November-97                        $      12,733                        $      12,306               $      13,747
December-97                        $      12,889                        $      12,442               $      13,698
January-98                         $      12,706                        $      12,250               $      13,519
February-98                        $      13,430                        $      12,932               $      14,680
March-98                           $      14,286                        $      13,738               $      15,225
April-98                           $      14,207                        $      13,645               $      15,363
May-98                             $      13,334                        $      12,791               $      14,377
June-98                            $      14,076                        $      13,486               $      14,482
July-98                            $      13,788                        $      13,193               $      13,404
August-98                          $      11,022                        $      10,533               $      10,358
September-98                       $      11,903                        $      11,361               $      11,266
October-98                         $      12,444                        $      11,863               $      12,027
November-98                        $      13,518                        $      12,870               $      12,883
December-98                        $      14,805                        $      14,078               $      14,123
January-99                         $      15,350                        $      14,578               $      14,531
February-99                        $      14,242                        $      13,509               $      13,352
March-99                           $      15,225                        $      14,423               $      13,974
April-99                           $      15,832                        $      14,980               $      15,089
May-99                             $      16,047                        $      15,163               $      15,245
June-99                            $      18,066                        $      17,050               $      16,322
July-99                            $      18,423                        $      17,366               $      15,990
August-99                          $      17,878                        $      16,831               $      15,644
September-99                       $      19,156                        $      18,011               $      15,756
October-99                         $      20,523                        $      19,272               $      16,523
November-99                        $      21,935                        $      20,572               $      18,474
December-99                        $      26,464                        $      24,790               $      21,958
January-00                         $      25,575                        $      23,927               $      21,836
February-00                        $      32,974                        $      30,810               $      27,437
March-00                           $      32,480                        $      30,311               $      25,284
April-00                           $      29,072                        $      27,096               $      22,821
May-00                             $      26,158                        $      24,350               $      20,789
June-00                            $      30,248                        $      28,122               $      23,537
July-00                            $      29,902                        $      27,766               $      21,609
August-00                          $      33,527                        $      31,093               $      24,425
September-00                       $      32,006                        $      29,645               $      22,845
October-00                         $      29,704                        $      27,479               $      21,433
November-00                        $      23,538                        $      21,747               $      17,349
December-00                        $      24,324                        $      22,445               $      18,425
January-01                         $      24,611                        $      22,682               $      19,619
February-01                        $      20,063                        $      18,467               $      16,591
March-01                           $      17,842                        $      16,403               $      14,756
April-01                           $      20,728                        $      19,032               $      17,005
May-01                             $      21,106                        $      19,354               $      17,497
June-01                            $      22,345                        $      20,465               $      17,894
July-01                            $      20,652                        $      18,891               $      16,574
August-01                          $      19,701                        $      17,998               $      15,472
September-01                       $      16,407                        $      14,970               $      13,049
October-01                         $      18,114                        $      16,508               $      14,336
November-01                        $      19,580                        $      17,821               $      15,575
December-01                        $      20,819                        $      18,925               $      16,429
January-02                         $      19,882                        $      18,050               $      15,727
February-02                        $      19,293                        $      17,494               $      14,755
March-02                           $      20,380                        $      18,457               $      15,944
April-02                           $      20,260                        $      18,324               $      15,415
May-02                             $      19,852                        $      17,933               $      14,638
June-02                            $      18,462                        $      16,657               $      13,292
July-02                            $      16,437                        $      14,812               $      11,641
August-02                          $      16,165                        $      14,548               $      11,639
September-02                       $      15,289                        $      13,743               $      10,758
October-02                         $      16,165                        $      14,512               $      11,377
November-02                        $      17,465                        $      15,659               $      12,435
December-02                        $      16,679                        $      14,936               $      11,649
January-03                         $      16,105                        $      14,404               $      11,395
February-03                        $      15,803                        $      14,116               $      11,129
March-03                           $      16,075                        $      14,341               $      11,276
April-03                           $      17,661                        $      15,736               $      12,260
May-03                             $      19,111                        $      17,007               $      13,559
June-03                            $      19,217                        $      17,080               $      13,838
July-03                            $      19,912                        $      17,675               $      14,760

     The graph depicts the performance of UBS PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2003. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      7/31/03
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                   $     296.5
Number of Securities                                                                       91
Stocks                                                                                   98.4%
Cash Equivalents and Liabilities in Excess of Other Assets                                1.6%

TOP 5 SECTORS*                                                                        7/31/03
---------------------------------------------------------------------------------------------
Consumer Discretionary                                                                   36.3%
Financials                                                                               21.0
Health Care                                                                              16.9
Information Technology                                                                   13.2
Industrials                                                                               8.4
---------------------------------------------------------------------------------------------
Total                                                                                    95.8%
---------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                              7/31/03
---------------------------------------------------------------------------------------------
Fisher Scientific International                                                           2.6%
Gentex                                                                                    2.4
Krispy Kreme Doughnuts                                                                    2.4
Coach                                                                                     2.4
City National                                                                             2.3
PartnerRe                                                                                 2.3
D.R. Horton                                                                               2.2
Cullen/Frost Bankers                                                                      2.0
Cost Plus                                                                                 2.0
Jack Henry & Associates                                                                   1.8
---------------------------------------------------------------------------------------------
Total                                                                                    22.4%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE International Equity Investments

PERFORMANCE

For the fiscal year ended July 31, 2003, the Portfolio's Class P shares returned 3.10% (before the deduction of the UBS PACE program fee; 1.57% after the deduction of the maximum program fee). In comparison, the MSCI Europe, Australasia, Far East Free (net LU) (in USD) Index returned 6.30%, and the Lipper International Funds Median returned 3.91%. (Returns for all share classes over various time periods are shown in the table on page 39. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The latter part of 2002 was marked by nervousness over the impending Iraq conflict, uncertainty over global recovery and extreme volatility in the equity markets, as demonstrated by the weakness of the global indices in September 2002. Although a global rally occurred towards year-end, by early 2003 the uncertainty surrounding the geopolitical situation caused investors to once more shun stocks in favor of the relative stability offered by the bond market.

A dramatic recovery in equities since March, and the rebuilding of confidence, has been driven by better-than-expected first quarter 2003 corporate earnings, the end of major conflict in Iraq, and the low interest rate environment. In addition, bond yields and cash deposits continued to look unattractive compared to equity yields and valuations. Throughout the fiscal year, emerging equity markets and Asia have shown resilience, based on domestic economic factors and signs of profit growth. Europe has rallied strongly from its lows, with Japan, after a dismal showing in 2002, recovering after the removal of a number of technical factors.

ADVISOR'S COMMENTS

Throughout the reporting period, we maintained an overweight position in the emerging markets, as we were attracted to their relatively robust domestic economics and firming currencies. We also increased the Portfolio's weighting in Japan, moving it towards a more neutral position. This reflected our greater optimism regarding corporate reform, a reduction in the pressure of corporate "cross-held" shares (whereby companies hold stocks of other companies, and vice versa), and positive factors on the domestic pension fund front. We have been underweight pan-Europe throughout the period, in favor of smaller equity markets. At the sector level, our big overweights have been in the financials, telecommunications and consumer discretionary sectors. On the other hand, we have generally been underweight in energy, health and defense stocks.

The Portfolio's asset allocation strategy to countries had a negative impact on performance during the fiscal year, although it added value in the first seven months of 2003. In Asia and the emerging markets, we were initially hurt by the impact that the geopolitical situation revolving around North Korea had on our South Korean positions, and the decline in our Indonesian holdings following the terrorist attack in Bali. However, we fully participated in the substantial rally in these areas that occurred in recent months. The pan-Europe portion of the Portfolio was dominated by our sector bias toward telecommunications, financials and consumer discretionary stocks. This strategy detracted from results in 2002, but it has significantly enhanced results in 2003 as these more risky sectors of the market have outperformed. Our Japanese stock selection was negatively impacted in the first quarter of 2003, due to the decline in larger foreign-held stocks. However, we maintained our positions and are now fully participating in the market recovery.

Looking into the second half of 2003, there is clearly more support for equities, especially in light of an overvalued bond market and the current interest rate environment. However, we believe there needs to be greater evidence of economic momentum for equities to move ahead from their current levels. In this environment, we feel that emerging markets offer the strongest potential for profit growth, while being reasonably valued on a historical basis. Within the mature markets, it's our opinion that Europe offers selective opportunities, although the overall economic backdrop is subdued. Japan has enjoyed the removal of its technical issues and renewed domestic interest.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISOR:
Martin Currie Inc. ("Martin Currie")

PORTFOLIO MANAGER:
Team led by James Fairweather

OBJECTIVE:
Capital appreciation.

INVESTMENT PROCESS:
The Portfolio invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Up to 10% of the Portfolio may be invested in emerging markets. A large part of the Portfolio's investments are usually denominated in foreign currencies. The Advisor looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, the Advisor considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuations and the settlement system. Martin Currie generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/03                6 MONTHS       1 YEAR          5 YEARS   INCEPTION+
-------------------------------------------------------------------------------------------------------------------------
Before deducting                               Class A*                 16.39%         2.95%            N/A      -13.09%
maximum sales charge                           Class B**                15.72          1.79             N/A      -13.87
or UBS PACE program fee                        Class C***               15.95          2.09             N/A      -13.76
                                               Class Y****              16.52          3.24             N/A      -12.88
                                               Class P*****             16.40          3.10           -5.52%       1.15
-------------------------------------------------------------------------------------------------------------------------
After deducting                                Class A*                  9.97         -2.75             N/A      -14.92
maximum sales charge                           Class B**                10.72         -3.21             N/A      -14.85
or UBS PACE program fee                        Class C***               13.79          0.09             N/A      -14.07
                                               Class P*****             15.54          1.57           -6.93       -0.36
-------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Free (net LU) (in USD) Index                                  17.01          6.30           -3.73        1.31
-------------------------------------------------------------------------------------------------------------------------
Lipper International Funds Median                                       15.33          3.91           -3.98        2.09
-------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended June 30, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -13.89%; since inception, -16.16%; Class B--1-year period, -14.26%; since inception, -16.03%; Class C--1-year period, -11.44%; since inception, -15.28%; Class Y--1-year period, -8.49%; since inception, -14.12%; Class P--1-year period, -9.98%; 5-year period, -6.97%; since inception, -0.64%.

+ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 17, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class (Class P): August 31, 1995.

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

*****Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The MSCI EAFE Free (net LU) (in USD) Index is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE MSCI EAFE FREE (NET LU) (IN USD) INDEX

                 UBS PACE INTERNATIONAL                 UBS PACE INTERNATIONAL
                 EQUITY INVESTMENTS WITHOUT             EQUITY INVESTMENTS WITH               MSCI EAFE FREE
                 MAXIMUM UBS PACE PROGRAM FEE           MAXIMUM UBS PACE PROGRAM FEE          (NET LU) (IN USD) INDEX
August-95                       $      10,000                          $      10,000                    $      10,000
September-95                    $      10,067                          $      10,054                    $      10,195
October-95                      $       9,933                          $       9,908                    $       9,921
November-95                     $      10,025                          $       9,988                    $      10,197
December-95                     $      10,417                          $      10,365                    $      10,607
January-96                      $      10,754                          $      10,687                    $      10,651
February-96                     $      10,720                          $      10,640                    $      10,687
March-96                        $      10,964                          $      10,869                    $      10,914
April-96                        $      11,183                          $      11,072                    $      11,231
May-96                          $      11,074                          $      10,950                    $      11,025
June-96                         $      11,192                          $      11,053                    $      11,086
July-96                         $      10,771                          $      10,624                    $      10,763
August-96                       $      10,830                          $      10,668                    $      10,786
September-96                    $      11,124                          $      10,945                    $      11,073
October-96                      $      10,948                          $      10,758                    $      10,960
November-96                     $      11,402                          $      11,190                    $      11,397
December-96                     $      11,490                          $      11,262                    $      11,250
January-97                      $      11,302                          $      11,064                    $      10,856
February-97                     $      11,532                          $      11,276                    $      11,034
March-97                        $      11,507                          $      11,237                    $      11,074
April-97                        $      11,609                          $      11,323                    $      11,132
May-97                          $      12,447                          $      12,125                    $      11,857
June-97                         $      13,020                          $      12,667                    $      12,510
July-97                         $      13,388                          $      13,008                    $      12,713
August-97                       $      12,285                          $      11,921                    $      11,763
September-97                    $      13,088                          $      12,685                    $      12,422
October-97                      $      12,088                          $      11,701                    $      11,467
November-97                     $      12,165                          $      11,761                    $      11,350
December-97                     $      12,577                          $      12,144                    $      11,449
January-98                      $      12,780                          $      12,325                    $      11,972
February-98                     $      13,523                          $      13,025                    $      12,740
March-98                        $      14,009                          $      13,477                    $      13,133
April-98                        $      14,195                          $      13,638                    $      13,237
May-98                          $      14,319                          $      13,740                    $      13,172
June-98                         $      14,319                          $      13,723                    $      13,272
July-98                         $      14,629                          $      14,002                    $      13,406
August-98                       $      12,754                          $      12,192                    $      11,745
September-98                    $      12,223                          $      11,670                    $      11,384
October-98                      $      13,240                          $      12,625                    $      12,570
November-98                     $      13,992                          $      13,326                    $      13,214
December-98                     $      14,631                          $      13,917                    $      13,729
January-99                      $      14,704                          $      13,969                    $      13,677
February-99                     $      14,193                          $      13,466                    $      13,342
March-99                        $      14,841                          $      14,064                    $      13,921
April-99                        $      15,244                          $      14,427                    $      14,488
May-99                          $      14,604                          $      13,805                    $      13,762
June-99                         $      15,390                          $      14,529                    $      14,307
July-99                         $      15,701                          $      14,804                    $      14,725
August-99                       $      15,902                          $      14,975                    $      14,784
September-99                    $      15,956                          $      15,008                    $      14,931
October-99                      $      16,541                          $      15,538                    $      15,479
November-99                     $      17,821                          $      16,719                    $      16,010
December-99                     $      19,848                          $      18,598                    $      17,439
January-00                      $      18,640                          $      17,444                    $      16,319
February-00                     $      19,732                          $      18,443                    $      16,755
March-00                        $      19,935                          $      18,610                    $      17,422
April-00                        $      18,553                          $      17,298                    $      16,510
May-00                          $      17,838                          $      16,611                    $      16,126
June-00                         $      18,621                          $      17,318                    $      16,761
July-00                         $      18,041                          $      16,758                    $      16,052
August-00                       $      18,283                          $      16,961                    $      16,197
September-00                    $      17,326                          $      16,053                    $      15,406
October-00                      $      16,514                          $      15,282                    $      15,033
November-00                     $      15,666                          $      14,479                    $      14,462
December-00                     $      15,812                          $      14,596                    $      14,968
January-01                      $      15,938                          $      14,693                    $      14,961
February-01                     $      14,661                          $      13,499                    $      13,839
March-01                        $      13,562                          $      12,472                    $      12,916
April-01                        $      14,441                          $      13,264                    $      13,813
May-01                          $      14,033                          $      12,873                    $      13,326
June-01                         $      13,625                          $      12,483                    $      12,781
July-01                         $      13,175                          $      12,056                    $      12,548
August-01                       $      12,767                          $      11,668                    $      12,231
September-01                    $      11,543                          $      10,535                    $      10,992
October-01                      $      11,783                          $      10,742                    $      11,273
November-01                     $      12,066                          $      10,985                    $      11,689
December-01                     $      12,154                          $      11,052                    $      11,758
January-02                      $      11,539                          $      10,480                    $      11,134
February-02                     $      11,645                          $      10,563                    $      11,212
March-02                        $      12,186                          $      11,039                    $      11,818
April-02                        $      12,186                          $      11,025                    $      11,896
May-02                          $      12,313                          $      11,127                    $      12,047
June-02                         $      11,773                          $      10,625                    $      11,568
July-02                         $      10,681                          $       9,628                    $      10,426
August-02                       $      10,649                          $       9,587                    $      10,402
September-02                    $       9,166                          $       8,241                    $       9,285
October-02                      $       9,738                          $       8,745                    $       9,784
November-02                     $      10,448                          $       9,371                    $      10,229
December-02                     $       9,833                          $       8,808                    $       9,885
January-03                      $       9,461                          $       8,464                    $       9,472
February-03                     $       9,227                          $       8,245                    $       9,255
March-03                        $       8,929                          $       7,969                    $       9,073
April-03                        $       9,918                          $       8,840                    $       9,963
May-03                          $      10,545                          $       9,387                    $      10,566
June-03                         $      10,758                          $       9,564                    $      10,822
July-03                         $      11,013                          $       9,779                    $      11,084

     The graph depicts the performance of UBS PACE International Equity Investments Class P shares versus the MSCI EAFE Free (net LU) (in USD) Index from the closest month end after the inception date of Class P shares, August 31, 1995, through July 31, 2003. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      7/31/03
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                   $     383.5
Number of Securities                                                                       88
Equities                                                                                 96.8%
Convertible Bond                                                                          1.1%
Cash Equivalents and Liabilities in Excess of Other Assets                                2.1%
---------------------------------------------------------------------------------------------

REGIONAL ALLOCATION*                                                                  7/31/03
---------------------------------------------------------------------------------------------
Europe                                                                                   65.5%
Asia                                                                                     21.9
Emerging Markets                                                                          7.3
Australia                                                                                 3.2
Cash Equivalents and Liabilities in Excess of Other Assets                                2.1
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

TOP FIVE COUNTRIES (EQUITY INVESTMENTS)*                                              7/31/03
---------------------------------------------------------------------------------------------
Japan                                                                                    19.4%
United Kingdom                                                                           19.2
France                                                                                    9.4
Italy                                                                                     7.4
Sweden                                                                                    6.3
---------------------------------------------------------------------------------------------
Total                                                                                    61.7%
---------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                        7/31/03
---------------------------------------------------------------------------------------------
Financials                                                                               26.4%
Consumer Discretionary                                                                   23.4
Industrials                                                                              12.8
Telecommunication Services                                                               10.5
Health Care                                                                               6.1
---------------------------------------------------------------------------------------------
Total                                                                                    79.2%
---------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                              7/31/03
---------------------------------------------------------------------------------------------
Vodafone Group                                                                            3.4%
Royal Bank of Scotland Group                                                              2.4
GlaxoSmithKline                                                                           2.3
Porsche                                                                                   2.1
VNU                                                                                       2.0
Roche Holdings                                                                            2.0
Assa Abloy                                                                                2.0
Zurich Financial Services                                                                 2.0
LVMH Moet Hennessey Louis Vuitton                                                         2.0
BNP Paribas                                                                               1.7
---------------------------------------------------------------------------------------------
Total                                                                                    21.9%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE International Emerging Markets Equity Investments

PERFORMANCE

For the fiscal year ended July 31, 2003, the Portfolio's Class P shares returned 14.76% (before the deduction of the UBS PACE program fee; 13.05% after the deduction of the maximum program fee), compared to the 23.01% return of the MSCI Emerging Markets Free (EMF) Index (the "Index") and the 19.04% return of the Lipper Emerging Markets Funds Median. (Returns for all share classes over various time periods are shown in the table on page 44. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The global emerging markets mirrored the volatility experienced by their developed counterparts over the fiscal year. However, the emerging markets in general outperformed most of their global peers. Early on, the crisis in corporate governance and poor 2002 second quarter earnings in the United States set global stock markets on a downward path. Yet, their fortunes subsequently changed for the better, triggered by monetary easing in the United States. This, however, offered relatively short-term support amid an environment fraught with geopolitical tension. Thus, there was an element of uncertainty that kept investor sentiment at low levels.

At the start of 2003, emerging evidence of a brightening outlook for global technology orders provided another sporadic burst of investor optimism, leading equities worldwide to rally. But this, too, proved short-lived, reflecting uncertainty surrounding the prospect, and the subsequent onset, of war in Iraq. Having fallen in the run up to this, global emerging markets rebounded strongly once the conflict had begun. The rally's momentum was maintained by an early conclusion to major conflict in Iraq, but Asia's rally was tempered by the outbreak of SARS. Nonetheless, while the initial media hype heightened fears about the disease's potential to derail the region's buoyant consumer sector and put the brakes on the flourishing Chinese economy, most Asian nations had been declared safe by the World Health Organization by period end.

ADVISORS' COMMENTS
GGP

During the first half of the fiscal year, the Portfolio underperformed its benchmark, largely due to its currency exposure strategy. An overweight position in Mexico detracted from results as the Mexican peso declined against the US dollar during the period. On a country level, within the Asian markets, an underweight in Taiwan also hurt results. The Portfolio's below-market weight in this market, particularly in medium- to smaller-sized companies, was largely due to liquidity constraints. The decision to overweight certain of the region's large technology sectors also proved unhelpful. Elsewhere, currency fluctuation also played a negative role in our South African investments. The Portfolio's underweight position there detracted from performance, as the rand gained substantially versus the US dollar. However, positive stock selection helped cushion this impact.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISOR:
Gartmore Global Partners ("GGP") and Baring International Investment Limited ("BII")

PORTFOLIO MANAGERS:
GGP: Philip Ehrmann and Peter Dalgliesh; BII: Team

OBJECTIVE:
Capital Appreciation.

INVESTMENT PROCESS:
GGP seeks to identify and quantify unexpected earnings growth. This process is driven by a disciplined and consistent investment philosophy that allows GGP to identify those companies that GGP believes will deliver positive earnings growth that will likely exceed or be sustained beyond consensus expectations. To find these opportunities, GGP uses a top-down and bottom-up fundamental analysis. GGP also uses portfolio monitoring to manage the risk spectrum on the stock, sector, country and Portfolio. GGP generally sells a security that it believes no longer has the potential for above-consensus earnings growth.

BII seeks to identify favorable earnings and valuation characteristics through fundamental research. BII seeks companies and markets that it believes have attractive growth prospects that are not fully reflected in their prices. BII's equity criteria embrace fundamental research to uncover these types of investment opportunities and to manage risk in order to align its investment conviction with the Portfolio's investment objective. BII generally sells securities when it believes there is a fundamental deterioration in the earnings outlook or when the stock achieves its relative valuation target.

During the second half of the period, strong stock selection and positive country allocation enhanced the Portfolio's results. Within Asia, stock selection in the strong Taiwanese market added the most value, helping to offset the adverse impact of our modest underweight towards the overall market. In particular, the Portfolio held above-index positions in several stocks, including chipmaker Taiwan Semiconductor Manufacturing (3.7%), and computer-related firms, such as Compal Electronics (1.1%).* A brighter outlook for these companies surfaced as a result of the gradual decline of SARS and a growing sense of optimism about the prospects for the US economy later in the year. Strong stock selection in neighboring China and Hong Kong, particularly in the IT hardware sector and buoyant shipping sectors, also enhanced results, as it did in the smaller market of Indonesia. The contribution from our Latin American investments was also broadly positive. The overweight position in the resurgent Mexican market boosted returns, enhanced by strong stock selection through above-market weightings in TV Azteca (0.5%), Grupo Elektra (0.4%) and low-income homebuilder Consorico ARA (0.5%).* The overweight stance toward the Brazilian market also had a net positive effect on the Portfolio's results, though this was offset somewhat by the impact of stock selection.

Elsewhere, stock selection in Russia added significant value. The Portfolio was overweight in energy companies Gazprom (1.3%), Surgutneftegaz (0.7%) and YUKOS (1.2%),* all of which rose sharply due to higher expectations of increased corporate activity within the sector, as well as by ongoing interest from the international investment community. Meanwhile, the below-market position in the strongly performing Israeli market detracted from performance, but this was more than offset by strong stock selection.

Looking ahead, we remain positive on the outlook for emerging markets. China's economy continues to flourish and this should buoy the region's industrial and export sectors for some time. We hope SARS will soon become a distant memory. In addition, recent new flows from the US indicate that growth may pick up there later in the year, a prospect that bodes well for the asset class, which is highly geared to global economic demand.

BII

The emerging asset class has delivered impressive positive returns during the fiscal year. However, our relative performance was disappointing versus both the Index and the peer group.

During the fiscal year, we repositioned our investment strategy away from defensive themes, in favor of more cyclical themes. The first moves were made during the last three months of 2002, when we added to the Portfolio's exposure to Korea. However, this proved premature. Global investor confidence, which began to improve during the fourth quarter of 2002, abated during the first quarter of 2003 because of political tensions and economic concerns. Following the conclusion of major conflict in Iraq, we increased the cyclical exposure once again, this time adding to Taiwan and the information technology sector. Although the initial move to add to our position in Korea was detrimental to performance, we have begun to see the cyclical theme reflected in market performance during the latter stages of the twelve-month period.

Aside from the cyclical theme, our strategy has included specific domestic themes. For example, we initiated an overweight in Russia based on the ongoing economic recovery there, its commitment to political reform, and improving corporate governance standards. Although the Portfolio was underweight Brazil during the initial euphoria when Lula was elected President, we did use the market weakness early in 2003 to build up our exposure in this country. This was based on our expectation that the reform agenda would proceed, and also on our belief that stock valuations were very attractive, especially in the export related sectors.

Looking ahead, we believe the conditions exist for emerging equities to continue to appreciate and add value relative to developed markets. Economic data are finally beginning to support our expectations for a better, albeit moderate, growth environment. Meanwhile, the domestic environment across many of the markets is supportive for equity markets with stimulative monetary and fiscal policies in place. Our current investment strategy incorporates markets sensitive to an improving global economic environment (Korea and Taiwan) and domestic drivers (Thailand and Indonesia). With these two themes in place, we believe the Portfolio is well balanced for the developing investment environment. Our overweight positions are being funded by underweights in the more defensive markets of South Africa and Chile, as well as areas where we are uncomfortable about the political and economic fundamentals. These currently include Argentina and Turkey.

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/03                6 MONTHS       1 YEAR          5 YEARS   INCEPTION+
-------------------------------------------------------------------------------------------------------------------------
Before deducting                               Class A*                 23.16%        14.73%            N/A       -3.75%
maximum sales charge                           Class B**                22.71         13.58             N/A       -1.88
or UBS PACE program fee                        Class C***               22.57         13.45             N/A       -1.84
                                               Class Y****              23.82         15.06             N/A       -4.43
                                               Class P*****             23.31         14.76           -2.70%      -3.35
-------------------------------------------------------------------------------------------------------------------------
After deducting                                Class A*                 16.38          8.42             N/A       -5.78
maximum sales charge                           Class B**                17.71          8.58             N/A       -3.02
or UBS PACE program fee                        Class C***               20.38         11.28             N/A       -2.20
                                               Class P*****             22.39         13.05           -4.15       -4.79
-------------------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free (EMF) Index                                  23.95         23.01            3.13       -1.34
-------------------------------------------------------------------------------------------------------------------------
Lipper Emerging Markets Funds Median                                    22.48         19.04            1.38        0.37
-------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended June 30, 2003, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -5.88%; since inception, -8.34%; Class B--1-year period, -6.27%; since inception, -5.59%; Class C--1-year period, -3.26%; since inception, -4.67%; Class Y--1-year period, -0.12%; since inception, -7.19%; Class P--1-year period, -1.72%; 5-year period, -4.63%; since inception, -5.62%.

+ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class (Class P): August 31, 1995.

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

*****Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Euope, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE MSCI EMF INDEX

               UBS PACE INTERNATIONAL EMERGING           UBS PACE INTERNATIONAL EMERGING
               MARKETS EQUITY INVESTMENTS WITHOUT        MARKETS EQUITY INVESTMENTS WITH          MSCI EMERGING MARKETS
               MAXIMUM UBS PACE PROGRAM FEE              MAXIMUM UBS PACE PROGRAM FEE             FREE (EMF) INDEX
August-95                          $       10,000                         $       10,000                 $       10,000
September-95                       $        9,884                         $        9,871                 $        9,953
October-95                         $        9,501                         $        9,477                 $        9,572
November-95                        $        9,459                         $        9,424                 $        9,401
December-95                        $        9,797                         $        9,748                 $        9,819
January-96                         $       10,747                         $       10,680                 $       10,517
February-96                        $       10,464                         $       10,386                 $       10,350
March-96                           $       10,605                         $       10,513                 $       10,430
April-96                           $       10,947                         $       10,838                 $       10,848
May-96                             $       11,039                         $       10,915                 $       10,799
June-96                            $       11,055                         $       10,918                 $       10,866
July-96                            $       10,406                         $       10,263                 $       10,124
August-96                          $       10,564                         $       10,406                 $       10,383
September-96                       $       10,564                         $       10,393                 $       10,473
October-96                         $       10,089                         $        9,914                 $       10,194
November-96                        $       10,331                         $       10,139                 $       10,365
December-96                        $       10,632                         $       10,421                 $       10,411
January-97                         $       11,183                         $       10,948                 $       11,122
February-97                        $       11,610                         $       11,351                 $       11,598
March-97                           $       11,459                         $       11,190                 $       11,292
April-97                           $       11,610                         $       11,323                 $       11,313
May-97                             $       12,170                         $       11,854                 $       11,636
June-97                            $       12,805                         $       12,457                 $       12,259
July-97                            $       13,039                         $       12,669                 $       12,442
August-97                          $       11,635                         $       11,291                 $       10,859
September-97                       $       12,170                         $       11,795                 $       11,160
October-97                         $       10,189                         $        9,863                 $        9,328
November-97                        $        9,988                         $        9,656                 $        8,988
December-97                        $       10,130                         $        9,782                 $        9,205
January-98                         $        9,593                         $        9,251                 $        8,483
February-98                        $       10,214                         $        9,838                 $        9,369
March-98                           $       10,584                         $       10,181                 $        9,775
April-98                           $       10,642                         $       10,225                 $        9,669
May-98                             $        9,232                         $        8,859                 $        8,344
June-98                            $        8,385                         $        8,035                 $        7,469
July-98                            $        8,737                         $        8,363                 $        7,705
August-98                          $        6,270                         $        5,993                 $        5,478
September-98                       $        6,580                         $        6,282                 $        5,825
October-98                         $        7,277                         $        6,939                 $        6,439
November-98                        $        7,612                         $        7,250                 $        6,974
December-98                        $        7,655                         $        7,282                 $        6,873
January-99                         $        7,681                         $        7,297                 $        6,762
February-99                        $        7,630                         $        7,239                 $        6,828
March-99                           $        8,510                         $        8,064                 $        7,728
April-99                           $        9,482                         $        8,975                 $        8,684
May-99                             $        9,347                         $        8,835                 $        8,634
June-99                            $       10,506                         $        9,919                 $        9,613
July-99                            $       10,193                         $        9,611                 $        9,352
August-99                          $       10,218                         $        9,623                 $        9,437
September-99                       $        9,745                         $        9,165                 $        9,118
October-99                         $        9,922                         $        9,321                 $        9,312
November-99                        $       10,785                         $       10,119                 $       10,148
December-99                        $       12,390                         $       11,610                 $       11,438
January-00                         $       12,185                         $       11,404                 $       11,507
February-00                        $       12,126                         $       11,334                 $       11,659
March-00                           $       12,296                         $       11,479                 $       11,716
April-00                           $       10,899                         $       10,161                 $       10,605
May-00                             $       10,413                         $        9,696                 $       10,167
June-00                            $       10,813                         $       10,057                 $       10,525
July-00                            $       10,191                         $        9,466                 $        9,984
August-00                          $       10,421                         $        9,668                 $       10,033
September-00                       $        9,373                         $        8,685                 $        9,157
October-00                         $        8,581                         $        7,940                 $        8,493
November-00                        $        7,712                         $        7,127                 $        7,751
December-00                        $        7,874                         $        7,268                 $        7,938
January-01                         $        8,879                         $        8,186                 $        9,031
February-01                        $        7,967                         $        7,336                 $        8,324
March-01                           $        7,090                         $        6,520                 $        7,506
April-01                           $        7,490                         $        6,879                 $        7,877
May-01                             $        7,660                         $        7,027                 $        7,971
June-01                            $        7,499                         $        6,870                 $        7,808
July-01                            $        6,834                         $        6,253                 $        7,314
August-01                          $        6,646                         $        6,074                 $        7,242
September-01                       $        5,658                         $        5,164                 $        6,121
October-01                         $        6,050                         $        5,515                 $        6,501
November-01                        $        6,749                         $        6,144                 $        7,179
December-01                        $        7,217                         $        6,563                 $        7,749
January-02                         $        7,388                         $        6,709                 $        8,012
February-02                        $        7,516                         $        6,817                 $        8,144
March-02                           $        7,925                         $        7,179                 $        8,634
April-02                           $        7,933                         $        7,178                 $        8,690
May-02                             $        7,805                         $        7,053                 $        8,552
June-02                            $        7,149                         $        6,452                 $        7,910
July-02                            $        6,638                         $        5,983                 $        7,308
August-02                          $        6,621                         $        5,961                 $        7,421
September-02                       $        5,948                         $        5,348                 $        6,620
October-02                         $        6,220                         $        5,586                 $        7,050
November-02                        $        6,578                         $        5,900                 $        7,535
December-02                        $        6,229                         $        5,580                 $        7,285
January-03                         $        6,178                         $        5,527                 $        7,253
February-03                        $        6,007                         $        5,368                 $        7,057
March-03                           $        5,811                         $        5,186                 $        6,856
April-03                           $        6,314                         $        5,628                 $        7,467
May-03                             $        6,825                         $        6,076                 $        8,004
June-03                            $        7,132                         $        6,341                 $        8,460
July-03                            $        7,618                         $        6,764                 $        8,989

     The graph depicts the performance of UBS PACE International Emerging Markets Equity Investments Class P shares versus the MSCI EMF Index from the closest month end after the inception date of Class P shares, August 31, 1995, through July 31, 2003. (The composition of the MSCI EMF Index, like many indices, may change from time to time. At one point, Malaysia was excluded from the Index, but as of July 31, 2001, was included.) The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                      7/31/03
---------------------------------------------------------------------------------------------
Net Assets (mm)                                                                   $      95.6
Number of Securities                                                                      180
Equities (common and preferred stocks, warrants and rights)                              98.0%
Convertible Bonds                                                                         0.5%
Cash Equivalents and Liabilities in Excess of Other Assets                                1.5%

REGIONAL ALLOCATION*                                                                  7/31/03
---------------------------------------------------------------------------------------------
Asia                                                                                     58.4%
Europe/Middle East/Africa                                                                21.6
Latin America                                                                            18.5
Cash Equivalents and Liabilities in Excess of Other Assets                                1.5
---------------------------------------------------------------------------------------------
Total                                                                                   100.0%
---------------------------------------------------------------------------------------------

TOP FIVE COUNTRIES (EQUITY INVESTMENTS)*                                              7/31/03
---------------------------------------------------------------------------------------------
South Korea                                                                              22.0%
Taiwan                                                                                   16.1
Brazil                                                                                    9.1
Mexico                                                                                    8.3
South Africa                                                                              7.9
---------------------------------------------------------------------------------------------
Total                                                                                    63.4%
---------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                              7/31/03
---------------------------------------------------------------------------------------------
Samsung Electronics                                                                       8.3%
Taiwan Semiconductor                                                                      3.7
Anglo American                                                                            2.8
America Movil                                                                             2.3
Kookmin Bank                                                                              2.2
Teva Pharmaceutical Industries                                                            2.2
Pohang Iron & Steel                                                                       2.1
Petroleo Brasileiro                                                                       1.8
Siam Commercial Bank                                                                      1.4
China Mobile (Hong Kong)                                                                  1.4
---------------------------------------------------------------------------------------------
Total                                                                                    28.2%
---------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments
Portfolio of Investments - July 31, 2003

PRINCIPAL
 AMOUNT                                                                   MATURITY                 INTEREST
 (000)                                                                     DATES                     RATES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 28.63%
--------------------------------------------------------------------------------------------------------------------------------
$    4,300   U.S. Treasury Bills                                    10/02/03 to 11/06/03        0.945 to 1.140%@  $    4,289,634
     3,000   Federal Farm Credit Bank                                           08/01/03                 1.000*        2,999,861
     4,000   Federal Home Loan Bank                                             08/01/03                 1.025*        3,999,938
       600   Federal Home Loan Bank                                             08/01/03                 1.170@          600,000
    12,500   Federal Home Loan Bank                                 03/05/04 to 07/16/04        1.070 to 1.400        12,500,000
     2,900   Federal Home Loan Mortgage Corp.                       08/14/03 to 01/12/04        0.900 to 1.100@        2,894,775
     1,000   Federal Home Loan Mortgage Corp.                                   01/15/04                 3.250         1,007,823
     2,000   Federal National Mortgage Association                              08/01/03                 1.020*        1,999,919
     5,200   Federal National Mortgage Association                  08/27/03 to 12/17/03        0.900 to 1.100@        5,188,091
Total U.S. Government and Agency Obligations (cost - $35,480,041)                                                     35,480,041
--------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 8.07%
--------------------------------------------------------------------------------------------------------------------------------
U.S. - 4.84%
--------------------------------------------------------------------------------------------------------------------------------
     3,000   SunTrust Bank                                                      08/01/03                 1.090*        2,999,962
     3,000   Wells Fargo Bank NA                                                08/15/03                 1.030*        3,000,000
                                                                                                                       5,999,962
NON-U.S. - 3.23%
--------------------------------------------------------------------------------------------------------------------------------
     2,000   Abbey National Treasury Services PLC                               08/01/03                 1.025*        1,999,742
     2,000   Westdeutsche Landesbank AG                                         08/01/03                 1.050*        1,999,878
                                                                                                                       3,999,620
Total Certificates of Deposit (cost - $9,999,582)                                                                      9,999,582
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 50.83%
--------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED-MISCELLANEOUS - 9.88%
--------------------------------------------------------------------------------------------------------------------------------
     2,000   Barton Capital Corp.                                               08/07/03                 1.020         1,999,660
     1,048   Giro Funding U.S. Corp.                                            08/01/03                 1.040         1,048,000
     4,192   Giro Multi-Funding Corp.                                           08/04/03                 1.040         4,191,637
     2,000   Grampian Funding LLC                                               09/02/03                 0.920         1,998,364
     3,001   Triple A One Funding Corp.                                         08/01/03                 1.030         3,001,000
                                                                                                                      12,238,661
AUTOMOBILE OEM - 3.13%
--------------------------------------------------------------------------------------------------------------------------------
     2,000   American Honda Finance Corp.                                       08/19/03                 1.020         1,998,980
     1,878   Volkswagen of America, Inc.                                        08/20/03                 1.020         1,876,989
                                                                                                                       3,875,969
BANKING-U.S. - 12.83%
--------------------------------------------------------------------------------------------------------------------------------
     2,100   Danske Corp.                                                       08/21/03                 1.060         2,098,763
     3,000   Dexia Delaware LLC                                                 08/01/03                 1.040         3,000,000
       809   Rabobank USA Financial Corp.                                       08/25/03                 1.050           808,434
     3,000   San Paolo IMI U.S. Financial Co.                                   08/11/03                 1.020         2,999,150
     4,000   Societe Generale North America, Inc.                               08/08/03                 1.020         3,999,207
     3,000   Stadshypotek Delaware, Inc.                                        08/05/03                 1.040         2,999,653
                                                                                                                      15,905,207

PRINCIPAL
 AMOUNT                                                                   MATURITY                 INTEREST
 (000)                                                                     DATES                     RATES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
BANKING-NON-U.S. - 6.40%
--------------------------------------------------------------------------------------------------------------------------------
$    2,935   HBOS Treasury Services PLC                             08/04/03 to 08/14/03        1.020 to 1.050%   $    2,934,365
     3,000   Royal Bank of Scotland PLC                                         08/01/03                 1.030         3,000,000
     2,000   Westpac Banking Corp.                                  08/12/03 to 08/20/03                 1.050         1,999,148
                                                                                                                       7,933,513
BROKERAGE - 4.84%
--------------------------------------------------------------------------------------------------------------------------------
     3,000   Credit Suisse First Boston, Inc.                                   08/25/03                 1.040         2,997,920
     3,000   Goldman Sachs Group, Inc.                                          08/13/03                 1.030         2,998,970
                                                                                                                       5,996,890
CHEMICALS - 1.94%
--------------------------------------------------------------------------------------------------------------------------------
     2,400   DuPont (E. I.) DeNemours & Co.                                     08/07/03                 1.000         2,399,600
ENERGY-INTEGRATED - 2.42%
--------------------------------------------------------------------------------------------------------------------------------
     3,000   Shell Finance (UK) PLC                                             09/04/03                 1.000         2,997,167
FINANCE-NONCAPTIVE DIVERSIFIED - 0.80%
--------------------------------------------------------------------------------------------------------------------------------
     1,000   GE Capital International Funding, Inc.                             12/17/03                 0.920           996,473
FOOD & BEVERAGE - 2.42%
--------------------------------------------------------------------------------------------------------------------------------
     3,000   Nestle Australia Ltd.                                              08/14/03                 1.010         2,998,906
MACHINERY-AGRICULTURAL & CONSTRUCTION - 2.14%
--------------------------------------------------------------------------------------------------------------------------------
     2,652   Caterpillar Financial Services Corp.                   09/03/03 to 09/17/03                 1.010         2,648,986
PHARMACEUTICALS - 2.42%
--------------------------------------------------------------------------------------------------------------------------------
     3,000   Novartis Finance Corp.                                             08/01/03                 1.000         3,000,000
UTILITIES - 1.61%
--------------------------------------------------------------------------------------------------------------------------------
     2,000   RWE AG                                                             08/26/03                 1.040         1,998,556
Total Commercial Paper (cost - $62,989,928)                                                                           62,989,928
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS - 8.07%
--------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED-FINANCE - 4.85%
--------------------------------------------------------------------------------------------------------------------------------
     2,000   Dorada Finance, Inc.                                               08/01/03                 1.075*        1,999,989
     4,000   K2 (USA) LLC                                           08/01/03 to 08/07/03        1.080 to 1.090*        4,000,000
                                                                                                                       5,999,989
ENERGY-INTEGRATED - 1.61%
--------------------------------------------------------------------------------------------------------------------------------
     2,000   BP Capital Markets PLC                                             08/01/03                 1.045*        2,000,000
FINANCE-NONCAPTIVE DIVERSIFIED - 1.61%
--------------------------------------------------------------------------------------------------------------------------------
     2,000   General Electric Capital Corp.                                     08/11/03                 1.191*        2,000,000
Total Short-Term Corporate Obligations (cost - $9,999,989)                                                             9,999,989
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                   MATURITY                INTEREST
 (000)                                                                     DATES                    RATES+           VALUE
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 4.00%
--------------------------------------------------------------------------------------------------------------------------------
     3,925   AIM Liquid Assets Portfolio                                        08/01/03                 1.010%   $    3,925,340
        57   AIM Prime Portfolio                                                08/01/03                 0.950            56,799
       388   BlackRock Provident Institutional TempFund                         08/01/03                 0.932           387,614
        34   Dreyfus Cash Management Fund                                       08/01/03                 0.917            33,914
       545   Scudder Institutional Fund, Inc.                                   08/01/03                 0.961           545,398
Total Money Market Funds (cost - $4,949,065)                                                                           4,949,065
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $123,418,605) - 99.60%                                                                     123,418,605
Other assets in excess of liabilities - 0.40%                                                                            496,047
Net Assets (applicable to 123,914,844 shares of beneficial
  interest outstanding equivalent to $1.00 per share) - 100.00%                                                   $  123,914,652
--------------------------------------------------------------------------------------------------------------------------------

* Variable rate securities - maturity dates reflect earlier of reset date or stated maturity date. The interest rates shown are the current rates as of July 31, 2003, and reset periodically.

@    Interest rates shown are the discount rates at date of purchase.

OEM  Original Equipment Manufacturer.

+    Interest rates shown reflect yield at July 31, 2003.

                       Weighted average maturity - 50 days

                 See accompanying notes to financial statements

UBS PACE Government Securities Fixed Income Investments
Portfolio of Investments - July 31, 2003

PRINCIPAL
 AMOUNT                                                                   MATURITY              INTEREST
 (000)                                                                     DATES                  RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 22.73%
--------------------------------------------------------------------------------------------------------------------------------
$      493   GNMA                                                               06/20/22                 5.375%  $       507,635
    18,871   GNMA                                                               12/16/28                 6.500        19,110,662
        68   GNMA                                                   08/15/21 to 09/15/23                 7.500            72,499
       209   GNMA                                                   12/15/07 to 02/15/23                 8.000           225,080
     1,888   GNMA                                                               04/15/19                 8.250         2,056,672
     1,953   GNMA                                                   08/15/09 to 11/20/30                 9.000         2,117,348
       806   GNMA                                                   02/15/19 to 09/15/20                10.500           911,103
         7   GNMA                                                   03/15/13 to 05/15/19                11.500             7,521
     2,499   GNMA ARM                                                           05/20/30                 4.250         2,527,903
     4,969   GNMA ARM                                               01/20/18 to 02/20/27                 4.375         5,106,693
     1,606   GNMA ARM                                                           07/20/30                 4.500         1,634,816
     3,843   GNMA ARM                                               05/20/21 to 04/20/27                 5.375         3,964,439
       456   GNMA ARM                                                           06/20/30                 5.500           470,114
     2,112   GNMA ARM                                               11/20/21 to 12/20/27                 5.625         2,186,449
     1,889   GNMA ARM                                               07/20/17 to 09/20/26                 5.750         1,949,429
    29,000   GNMA I TBA                                                              TBA                 5.000        27,677,020
    19,000   GNMA I TBA                                                              TBA                 6.500        19,670,890
        94   GNMA II                                                            01/20/27                 4.375            96,128
       846   GNMA II                                                04/20/25 to 09/20/30                 9.000           922,779
       351   GNMA II ARM                                            02/20/28 to 04/20/30                 4.250           355,530
       361   GNMA II ARM                                            01/20/25 to 02/20/28                 4.375           370,845
    12,074   GNMA II ARM                                            04/20/30 to 08/20/30                 5.000        12,394,821
     2,124   GNMA II ARM                                            04/20/18 to 04/20/27                 5.375         2,195,467
     1,717   GNMA II ARM                                            07/20/30 to 11/20/31                 5.500         1,778,686
       135   GNMA II ARM                                                        10/20/29                 5.625           140,065
       663   GNMA II ARM                                            07/20/27 to 08/20/27                 5.750           684,754
Total Government National Mortgage Association Certificates
  (cost - $109,136,994)                                                                                              109,135,348
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK ASSOCIATION CERTIFICATES - 1.04%
--------------------------------------------------------------------------------------------------------------------------------
     5,000   FHLB (cost - $5,000,000)                                           10/25/33                 1.170++       4,995,312
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 14.51%
--------------------------------------------------------------------------------------------------------------------------------
       832   FHLMC                                                              12/15/29                 1.457++         824,887
     3,573   FHLMC                                                  05/15/21 to 01/15/22                 5.000         3,577,041
    12,949   FHLMC                                                  07/01/08 to 07/15/23                 6.000        13,103,602
       184   FHLMC                                                  09/01/04 to 08/01/25                 7.000           189,357
       189   FHLMC                                                              05/01/21                 7.450           187,915
       197   FHLMC                                                  10/01/17 to 11/01/24                 7.500           211,061
       349   FHLMC                                                  03/01/13 to 01/01/23                 8.000           379,114
       509   FHLMC                                                  04/01/04 to 05/01/16                 8.500           534,050
     1,610   FHLMC                                                  07/01/09 to 04/01/25                 9.000         1,762,893
       173   FHLMC                                                              11/01/16                 9.750           190,404
       168   FHLMC                                                  10/01/05 to 11/01/20                10.500           186,147
       626   FHLMC                                                  05/01/11 to 12/01/20                11.000           704,517
       398   FHLMC                                                  05/01/10 to 07/01/19                11.500           449,965
       529   FHLMC ARM                                                          01/01/28                 3.847           544,279

PRINCIPAL
 AMOUNT                                                                   MATURITY              INTEREST
 (000)                                                                     DATES                  RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
$      435   FHLMC ARM                                                          01/01/30                 3.898%   $      444,974
     1,795   FHLMC ARM                                                          04/01/29                 3.902         1,838,317
       809   FHLMC ARM                                                          11/01/27                 3.957           831,930
     2,615   FHLMC ARM                                                          06/01/28                 3.979         2,678,046
     3,322   FHLMC ARM                                                          11/01/29                 3.984         3,413,507
     1,732   FHLMC ARM                                                          12/01/29                 3.985         1,782,985
     2,333   FHLMC ARM                                                          07/01/28                 4.010         2,386,197
     1,388   FHLMC ARM                                                          07/01/24                 4.024         1,423,063
       812   FHLMC ARM                                                          10/01/23                 4.121           830,652
     1,662   FHLMC ARM                                                          01/01/29                 4.149         1,698,416
     1,792   FHLMC ARM                                                          10/01/27                 4.279         1,830,169
     2,555   FHLMC ARM                                                          10/01/27                 4.362         2,616,717
     2,045   FHLMC ARM                                                          11/01/25                 4.377         2,090,815
       688   FHLMC ARM                                                          10/01/29                 5.818           707,321
    22,000   FHLMC TBA                                                               TBA                 6.000        22,240,680
Total Federal Home Loan Mortgage Corporation Certificates
  (cost - $69,781,009)                                                                                                69,659,021
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 3.07%
--------------------------------------------------------------------------------------------------------------------------------
        22   FHA Greystone                                                      12/01/20                 7.430++          22,396
       738   FHA Hilltop                                                        08/01/23                 7.000++         729,107
     7,106   FHA Project Certificates                               04/01/19 to 12/01/23        7.350 to 8.430++       7,142,216
     1,892   FHA Reilly                                             07/01/20 to 08/01/20        6.896 to 7.430         1,912,529
     4,913   FHA Wingate St. Francis                                            04/01/31                 8.375         4,912,915
Total Federal Housing Administration Certificates
  (cost - $14,710,187)                                                                                                14,719,163
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 72.94%
--------------------------------------------------------------------------------------------------------------------------------
     4,893   FNMA                                                   12/01/13 to 03/01/18                 5.500         4,991,036
     3,355   FNMA                                                   09/01/12 to 10/01/31                 6.500         3,502,291
        97   FNMA                                                               03/01/04                 7.000            98,007
     1,760   FNMA                                                   05/01/24 to 11/01/26                 7.500         1,877,555
       803   FNMA                                                   07/01/25 to 11/01/26                 8.000           871,182
       997   FNMA                                                               09/01/25                 8.500         1,087,419
     1,298   FNMA                                                   02/01/05 to 02/01/26                 9.000         1,420,119
       686   FNMA                                                   04/01/10 to 12/01/15                 9.250           739,540
        59   FNMA                                                   03/01/06 to 12/01/09                 9.500            61,343
       283   FNMA                                                               08/01/19                10.000           317,048
       140   FNMA                                                   07/01/10 to 06/01/19                10.250           154,689
       334   FNMA                                                   02/01/12 to 04/01/22                10.500           373,827
       624   FNMA                                                   07/01/13 to 05/01/20                11.000           696,133
    14,455   FNMA ARM                                                           10/01/26                 2.636        14,570,718
     1,037   FNMA ARM                                                           09/01/15                 3.673         1,043,204
     6,865   FNMA ARM                                                           03/01/07                 3.820         6,873,757
       520   FNMA ARM                                                           02/01/29                 3.888           533,130
       499   FNMA ARM                                                           02/01/26                 4.128           511,252
       621   FNMA ARM                                                           02/01/30                 4.196           640,389
       917   FNMA ARM                                                           09/01/26                 4.330           941,222

PRINCIPAL
 AMOUNT                                                                        MATURITY               INTEREST
 (000)                                                                          DATES                   RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
$      893   FNMA ARM                                                           05/01/30                 4.590%   $      914,571
       444   FNMA ARM                                                           12/01/27                 4.616           456,740
       520   FNMA ARM                                                           07/01/30                 5.047           533,888
     1,238   FNMA ARM                                                           03/01/25                 5.301         1,272,159
        67   FNMA ARM                                                           11/01/23                 5.409            69,224
       116   FNMA ARM                                                           09/01/29                 6.622           117,494
     2,872   FNMA ARM                                                           07/01/09                 7.249         3,268,573
    57,500   FNMA TBA                                                                TBA                 5.500        57,152,925
    28,000   FNMA TBA                                                                TBA                 4.500        27,256,320
    25,000   FNMA TBA                                                                TBA                 5.000        24,646,530
    70,000   FNMA TBA                                                                TBA                 6.000        70,760,980
   119,000   FNMA TBA                                                                TBA                 6.500       122,458,140
Total Federal National Mortgage Association Certificates (cost - $355,044,365)                                       350,211,405
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.31%
--------------------------------------------------------------------------------------------------------------------------------
     1,575   Federal Agricultural Mortgage Corp., Series 2002,
               Class AA1                                                        04/25/11                 7.820         1,738,271
       165   FHLMC GNMA REMIC, Series 23, Class KZ                              11/25/23                 6.500           168,187
       133   FHLMC REMIC, Series 0159, Class H                                  09/15/21                 4.500           132,572
        73   FHLMC REMIC, Series 0185, Class E                                  08/15/06                 9.000            73,173
       712   FHLMC REMIC, Series 1003, Class H                                  10/15/20                 1.875++         712,756
        27   FHLMC REMIC, Series 1349, Class PS (1)                             08/15/22                 7.500            27,934
     1,364   FHLMC REMIC, Series 1502, Class PX                                 04/15/23                 7.000         1,458,423
       703   FHLMC REMIC, Series 1534, Class Z                                  06/15/23                 5.000           634,578
       220   FHLMC REMIC, Series 1573, Class PZ                                 09/15/23                 7.000           220,236
       524   FHLMC REMIC, Series 1589, Class Z                                  09/15/23                 6.250           530,449
     1,750   FHLMC REMIC, Series 1592, Class J                                  12/15/21                 6.300         1,768,220
       184   FHLMC REMIC, Series 1658, Class GZ                                 01/15/24                 7.000           190,170
     1,214   FHLMC REMIC, Series 1694, Class Z                                  03/15/24                 6.500         1,251,208
        76   FHLMC REMIC, Series 1775, Class Z                                  03/15/25                 8.500            80,690
       282   FHLMC REMIC, Series 2156, Class ZB                                 05/15/29                 6.000           288,610
       505   FHLMC REMIC, Series 2258, Class F                                  06/15/29                 1.457++         501,709
        21   FNMA REMIC, Trust 1992-074, Class Z                                05/25/22                 8.000            22,418
       103   FNMA REMIC, Trust 1992-129, Class L                                07/25/22                 6.000           107,477
       207   FNMA REMIC, Trust 1992-158, Class ZZ                               08/25/22                 7.750           214,249
     1,543   FNMA REMIC, Trust 1993-037, Class PX                               03/25/23                 7.000         1,627,561
    17,471   FNMA REMIC, Trust 1993-223, Class A                                09/25/22                 6.300        17,554,505
        17   FNMA REMIC, Trust 1993-240, Class Z                                12/25/13                 6.250            17,756
        88   FNMA REMIC, Trust 1993-250, Class Z                                12/25/23                 7.000            93,509
       346   FNMA REMIC, Trust G92-040, Class ZC                                07/25/22                 7.000           363,477
       148   FNMA REMIC, Trust G94-006, Class PJ                                05/17/24                 8.000           163,720
     1,554   FNMA REMIC, Trust Series 1987-002, Class Z                         11/25/17                11.000         1,761,181
       932   FNMA REMIC, Trust Series 1988-007, Class Z                         04/25/18                 9.250         1,037,038
       325   GNMA REMIC, Trust Series 2000-009, Class FH                        02/16/30                 1.603++         326,780
       228   Small Business Administration, Series 1995-10,
               Class B1                                                         03/01/05                 7.750           233,819
       189   Small Business Administration, Series 1997-P10,
               Class B11                                                        05/10/07                 7.310           205,190

PRINCIPAL
 AMOUNT                                                                         MATURITY              INTEREST
 (000)                                                                           DATES                  RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
$    1,915   Small Business Administration, Series 2000-10,
               Class B1                                                         08/01/10                 7.449%   $    2,077,432
       100   Bank of America Mortgage Securities, Series 1999-5,
               Class A22                                                        05/25/29                 6.500           100,477
       445   Bank of America Mortgage Securities, Series 1999-8,
               Class A12                                                        08/25/29                 6.750           446,839
     1,245   Chase Mortgage Finance Corp., Series 1998-AS1,
               Class IA-8                                                       08/25/28                 6.750         1,246,593
       358   CS First Boston Mortgage Securities Corp., Series 2001,
               Class S13                                                        08/25/31                 2.300++         358,518
     4,379   CS First Boston Mortgage Securities Corp., Series 2002-5,
               Class 1A3                                                        02/25/32                 6.150         4,406,996
     4,021   CS First Boston Mortgage Securities Corp., Series 2002-HE4,
               Class A2                                                         08/25/32                 1.540++       4,030,373
       968   CWMBS, Inc., Series 2002-J3, Class 1A1                             10/25/32                 6.250           967,014
       172   Green Tree Financial Corp., Series 1998-2,
               Class A5                                                         11/01/16                 6.240           170,846
     1,874   Home Equity Mortgage Trust, Series 2003-3,
               Class A1                                                         09/25/33                 1.435++       1,879,430
       284   PNC Mortgage Securities Corp., Series 2000-8,
               Class 3A-1                                                       12/25/30                 1.750++         284,315
        27   Prudential Home Mortgage Securities REMIC, Series 1993-29,
               Class A8                                                         08/25/08                 6.750            26,488
         3   Residential Funding Mortgage Securities, Inc., Series 1993-S15,
               Class A9 (1)                                                     04/25/08                 2.791             3,886
Total Collateralized Mortgage Obligations (cost - $48,529,940)                                                        49,505,073
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 6.44%
--------------------------------------------------------------------------------------------------------------------------------
     2,304   Ameriquest Mortgage Securities, Inc.                               05/15/30                 1.427++       2,305,750
       356   Bayview Financial Acquisition Trust, Series 2000-A,
               Class M1 (2)                                                     02/25/30                 1.750++         354,900
     1,961   Bayview Financial Acquisition Trust, Series 2000-C,
               Class M2 (2)                                                     07/25/30                 1.950++       1,911,645
     2,000   Conseco Finance Home Loan Trust                                    06/15/24                 9.520         2,093,505
       350   Conseco Finance Securitizations Corp., Series 1999-F,
               Class M2                                                         10/15/30                 9.300           367,180
     1,352   Conseco Finance Securitizations Corp., Series 1999-H,
               Class MF2                                                        12/15/29                 9.290         1,410,058
     1,000   Conseco Finance Securitizations Corp., Series 2000-5,
               Class M1                                                         02/01/32                 8.400           330,000
     1,638   Embarcadero Aircraft Securitization Trust, Series 2000-A,
               Class B (1)(2)                                                   08/15/25                 2.207++          16,381
     2,328   EMC Mortgage Loan Trust (1)(2)                                     08/25/40                 1.785++       2,351,103
     4,804   Fremont Home Loan Trust                                            02/25/33                 1.440++       4,807,242
       983   Impac Secured Assets CMN Owner Trust, Series 1998-1,
               Class M2                                                         07/25/25                 7.770         1,011,220
     4,185   Long Beach Mortgage Loan Trust                                     05/25/32                 1.420++       4,181,054
     2,000   NPF XII, Inc., Series 2000-2, Class B (1)(2)+                      10/01/03                 2.560++          60,000
     4,990   Renaissance Home Equity Loan Trust, Series 2003-2,
               Class A                                                          08/25/33                 1.468++       5,008,356
     4,726   Specialty Underwriting & Residential Financing, Series 2003-BC1,
               Class A                                                          01/25/34                 1.440++       4,724,281
Total Asset-Backed Securities (cost - $34,952,320)                                                                    30,932,675
--------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES - 0.52%
--------------------------------------------------------------------------------------------------------------------------------
       784   FHLMC REMIC, Series 0013, Class B +++                              06/25/23                 7.000           237,960
       156   FHLMC REMIC, Series 0015, Class WA (1)+++                          03/25/22                 7.000             5,040
        83   FHLMC REMIC, Series 1554, Class 1 (1)+++                           08/15/08                 6.500*           11,005
     3,863   FHLMC REMIC, Series 1627, Class PN (1)+++                          09/15/22                 6.000           310,059
       183   FHLMC REMIC, Series 2136, Class GD (1)+++                          03/15/29                 7.000            14,198
       664   FHLMC REMIC, Series 2143, Class IB (1) +++                         12/15/24                 6.000            11,290
     1,214   FHLMC REMIC, Series 2178, Class PI (1)+++                          08/15/29                 7.500           124,369
         2   FNMA REMIC, Trust 1992-142, Class KB (1)+++                        08/25/07                11.980            26,026
         2   FNMA REMIC, Trust 1992-157, Class JA (1)+++                        09/25/07                10.146            25,688
       223   FNMA REMIC, Trust 1992-207, Class U (1)+++                         10/25/07                 7.500             8,556
       243   FNMA REMIC, Trust 1993-116, Class H (1)+++                         07/25/22                 7.000               811
       575   FNMA REMIC, Trust 1993-138, Class JC (1)+++                        11/25/22                 7.000            14,433

PRINCIPAL
 AMOUNT                                                                   MATURITY              INTEREST
 (000)                                                                     DATES                  RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
$       13   FNMA REMIC, Trust 1993-161, Class GC (1)**                         02/25/23                 8.000%* $        13,201
       302   FNMA REMIC, Trust 1994-030, Class IA (1)+++                        11/25/22                 6.500*            8,886
     3,865   CWMBS, Inc., Series 1998-14, Class A2 (1)+++                       12/25/13                 0.500*           25,365
    41,738   Hilton Hotel Pool Trust, Series 2000-HLTA,
               Class X (1)(2)+++                                                10/03/15                 0.628*        1,682,027
Total Stripped Mortgage-Backed Securities (cost - $2,865,408)                                                          2,518,914
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 1.02%
--------------------------------------------------------------------------------------------------------------------------------
FINANCE--NONCAPTIVE DIVERSIFIED - 1.02%
--------------------------------------------------------------------------------------------------------------------------------
     4,900   General Electric Corp. (cost - $4,893,271)                         09/18/03                 1.030         4,893,271
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 46.86%
--------------------------------------------------------------------------------------------------------------------------------
     6,650   U.S. Treasury Bills++++++                                          08/14/03        1.005 to 1.075         6,647,445
    51,200   Federal Home Loan Bank                                 10/08/03 to 10/17/03        0.988 to 1.000        51,097,515
     3,400   Federal Home Loan Mortgage Corp.                                   09/12/03                 1.180         3,395,319
   164,100   Federal National Mortgage Association                  08/13/03 to 11/13/03        0.985 to 1.180       163,846,194
Total Short-Term U.S. Government and Agency Obligations
  (cost - $224,986,473)                                                                                              224,986,473
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.20%
--------------------------------------------------------------------------------------------------------------------------------
       983   Repurchase Agreement dated 07/31/03 with State
              Street Bank & Trust Co., collateralized by
              $915,000 U.S. Treasury Notes 7.250% due 08/15/04;
              (value-$1,003,023); proceeds: $983,027 (cost -
              $983,000)                                                         08/01/03                 0.980           983,000
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
CONTRACTS
  (000)                                                                                                              VALUE
--------------------------------------------------------------------------------------------------------------------------------
OPTIONS - 0.00%
--------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - 0.00%
--------------------------------------------------------------------------------------------------------------------------------
    18,000   Eurodollar, strike @ $94.00, expires 10/08/03, 6.000%(1) (cost - $2,109)                            $        15,534
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $870,885,076) - 179.64%                                                                    862,555,189
Liabilities in excess of other assets - (79.64)%                                                                    (382,389,549)
Net Assets - 100.00%                                                                                             $   480,165,640
--------------------------------------------------------------------------------------------------------------------------------

@      Interest rates shown are the discount rates at date of purchase.

++ Floating rate securities. The interest rates shown are the current rates as of July 31, 2003.

++++++ Entire or partial amount pledged as collateral for options transactions.

*      Annualized yield at date of purchase.

** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

+ Security is being fair valued by a valuation committee under the direction of the board of directors.

+++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

(1)    Illiquid securities representing 1.20% of net assets.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.33% of net assets as of July 31, 2003, may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of July 31, 2003.

REMIC  Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

NUMBER OF
CONTRACTS
  (000)                                                                                                              VALUE
--------------------------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS(1)

CALL OPTIONS WRITTEN
     3,300   3 Month LIBOR(3) Interest Rate Swap, strike @ 5.97%, expires 10/04/04                               $       241,362
--------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN
    17,000   Federal National Mortgage Association, 5.00%, strike @ $98.00, expires 10/08/03                             638,656
     3,300   3 Month LIBOR(3) Interest Rate Swap, strike @ 5.97%, expires 10/04/04                                       133,749
                                                                                                                         772,405
Total Written Options (premiums received $484,131)                                                               $     1,013,767
--------------------------------------------------------------------------------------------------------------------------------

(3)  3 Month LIBOR (London Interbank Offered Rate) at July 31, 2003 was 1.118%

                 See accompanying notes to financial statements

UBS PACE Intermediate Fixed Income Investments
Portfolio of Investments - July 31, 2003

PRINCIPAL
 AMOUNT                                                                   MATURITY              INTEREST
 (000)                                                                     DATES                  RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 21.26%
--------------------------------------------------------------------------------------------------------------------------------
$    7,204   U.S. Treasury Bonds                                    11/15/12 to 08/15/26       6.750 to 10.375%  $     8,911,969
    62,910   U.S. Treasury Notes (1)                                11/15/04 to 05/15/13        1.250 to 6.625        65,138,048
Total U.S. Government Obligations (cost - $75,073,680)                                                                74,050,017
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 2.84%
--------------------------------------------------------------------------------------------------------------------------------
     1,790   FHLMC                                                              04/01/08                 3.500         1,763,061
     1,300   FHLMC                                                              10/29/07                 4.000         1,313,316
     1,600   FHLMC                                                              10/11/12                 4.750         1,539,326
        32   FHLMC                                                              04/01/17                 5.500            32,504
     2,735   FHLMC                                                              03/15/11                 5.625         2,893,912
     2,300   FHLMC TBA                                                               TBA                 5.500         2,341,676
Total Federal Home Loan Mortgage Corporation Certificates
  (cost - $10,289,601)                                                                                                 9,883,795
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 23.91%
--------------------------------------------------------------------------------------------------------------------------------
     1,775   FNMA                                                               06/16/06                 1.750         1,729,510
     1,620   FNMA                                                               02/21/13                 4.750         1,545,841
     2,968   FNMA                                                               10/01/32                 5.228         3,033,229
     3,325   FNMA                                                               04/15/07                 5.250         3,564,663
       899   FNMA                                                   08/01/15 to 07/01/17                 5.500           920,059
     2,382   FNMA                                                               08/01/32                 5.610         2,433,404
     3,375   FNMA                                                               02/15/08                 5.750         3,672,591
     5,300   FNMA                                                   05/15/08 to 12/01/18                 6.000         5,528,819
       578   FNMA                                                   01/01/16 to 08/01/17                 6.500           606,280
    15,640   FNMA                                                   10/15/07 to 11/15/10                 6.625        17,614,691
     3,900   FNMA                                                               06/15/10                 7.125         4,506,314
     3,450   FNMA                                                               01/15/10                 7.250         4,007,137
       110   FNMA                                                               03/01/04                 8.000           110,209
    10,000   FNMA TBA                                                                TBA                 4.500         9,734,400
    11,000   FNMA TBA                                                                TBA                 5.000        10,515,340
    13,500   FNMA TBA                                                                TBA                 5.500        13,753,125
Total Federal National Mortgage Association Certificates
  (cost - $85,249,869)                                                                                                83,275,612
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.47%
--------------------------------------------------------------------------------------------------------------------------------
       239   FNMA REMIC Trust, Series 1992-185, Class K                         04/25/22                 7.000           238,786
     2,674   FNMA REMIC Trust, Series 2002-63, Class EJ                         10/25/32                 6.000         2,827,158
     2,436   FNMA REMIC Trust, Series 2003-58 Class ZM                          07/25/33                 3.500         2,436,108
     2,000   Chase Commercial Mortgage Securities Corp.,
               Series 1999-2, Class A2                                          01/15/32                 7.198         2,266,377
       322   Enterprise Mortgage Acceptance Co.,
               Series 1998-1, Class A1 (2)                                      01/15/25                 6.110           320,486
       825   GMAC Commercial Mortgage Securities, Inc.,
               Series 1999-C2, Class A2                                         09/15/33                 6.945           924,685
     1,570   LB Commercial Conduit Mortgage Trust,
               Series 1998-C1, Class A3                                         01/18/08                 6.480         1,718,349
     1,850   LB Commercial Conduit Mortgage Trust,
               Series 1998-C4, Class A1B                                        10/15/35                 6.210         2,009,271
     2,231   LB Commercial Conduit Mortgage Trust,
               Series 1999-C2, Class A1                                         10/15/32                 7.105         2,432,198
     1,800   Salomon Brothers Commercial Mortgage Trust,
               Series 2000-C3, Class A2                                         12/18/33                 6.592         1,971,439
       194   Structured Asset Securities Corp.,
               Series 1995-C4, Class A2 ARM                                     06/25/26                 1.585           194,379
     1,819   Structured Asset Securities Corp.,
               Series 2003-AL1, Class A                                         04/25/31                 3.356         1,725,894
Total Collateralized Mortgage Obligations (cost - $19,352,941)                                                        19,065,130
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                   MATURITY                INTEREST
 (000)                                                                     DATES                    RATES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 29.30%
--------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.87%
--------------------------------------------------------------------------------------------------------------------------------
$      720   Lockheed Martin Corp.                                              12/01/09                 8.200%  $       862,682
     1,980   Raytheon Co.                                           08/15/07 to 11/01/08        6.150 to 6.750         2,162,130
                                                                                                                       3,024,812
AIRLINES - 0.27%
--------------------------------------------------------------------------------------------------------------------------------
       719   Continental Airlines, Inc.                                         02/02/19                 6.545           678,396
       249   Delta Air Lines, Inc.                                              05/18/10                 7.379           250,029
                                                                                                                         928,425
AUTOMOTIVE - 3.87%
--------------------------------------------------------------------------------------------------------------------------------
     4,900   DaimlerChrysler N.A. Holding Corp.                     01/15/08 to 06/04/08        4.050 to 4.750         4,764,144
     1,930   Ford Motor Credit Co.                                  10/28/09 to 02/01/11                 7.375         1,956,122
     1,225   Ford Motor Credit Co. MTN                                          12/30/14                 9.140         1,266,591
     3,710   General Motors Acceptance Corp.                        01/15/06 to 09/15/11        6.750 to 7.250         3,701,690
     1,800   General Motors Corp. (1)                                           01/15/11                 7.200         1,797,178
                                                                                                                      13,485,725
BANKING - 0.64%
--------------------------------------------------------------------------------------------------------------------------------
       975   Bank One N.A., Illinois                                            01/15/08                 3.700           971,268
       325   HSBC Holdings PLC                                                  12/12/12                 5.250           323,715
       785   U.S. Central Credit Union                                          05/30/08                 2.750           750,100
       190   Wachovia Corp.                                                     08/15/08                 3.500           185,457
                                                                                                                       2,230,540
CHEMICALS - 0.47%
--------------------------------------------------------------------------------------------------------------------------------
     1,585   Dow Chemical Co.                                       12/15/08 to 02/01/11        5.750 to 6.125         1,649,784

ELECTRIC UTILITIES - 0.50%
--------------------------------------------------------------------------------------------------------------------------------
       525   CenterPoint Energy Houston Electric LLC (2)                        03/15/13                 5.700           534,293
       700   Duke Energy Corp.                                                  04/01/10                 4.500           692,520
       525   Ohio Power Co.                                                     01/15/14                 4.850           499,121
                                                                                                                       1,725,934
ENERGY - 1.62%
--------------------------------------------------------------------------------------------------------------------------------
     1,445   Anadarko Petroleum Corp.                                           03/01/07                 5.375         1,544,183
     1,420   Conoco Funding Co.                                     10/15/06 to 10/15/11        5.450 to 6.350         1,556,536
       340   Florida Power Corp.                                                03/01/13                 4.800           329,582
     1,090   Noram Energy Corp.                                                 11/01/03                 6.375         1,098,175
       400   Occidental Petroleum Corp.                                         01/15/12                 6.750           445,393
       675   Ocean Energy, Inc.                                                 10/01/07                 4.375           686,123
                                                                                                                       5,659,992
FINANCIAL SERVICES - 10.46%
--------------------------------------------------------------------------------------------------------------------------------
       565   Ameritech Capital Funding                                          05/18/09                 6.250           606,304
     1,615   Bank of America Corp.                                              02/15/10                 7.800         1,898,911
       450   Bank of New York Co., Inc. MTN                                     09/01/07                 3.900           456,060
     1,015   Barclays Bank PLC (2)                                              06/15/11                 8.550         1,222,808
       685   Bear Stearns Cos., Inc.                                            07/02/08                 2.875           651,512
     3,720   Citigroup, Inc.                                        05/10/06 to 10/01/10        5.750 to 7.250         4,180,606
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                   MATURITY                INTEREST
 (000)                                                                     DATES                    RATES             VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
$    1,900   European Investment Bank                                           01/24/06                 5.625%  $     2,050,611
     4,495   General Electric Capital Corp. MTN                     11/15/10 to 02/15/12        5.875 to 6.875         4,978,213
     2,265   Goldman Sachs Group, Inc.                              01/15/11 to 09/01/12        5.700 to 6.875         2,425,349
     3,675   Household Finance Corp.                                07/15/06 to 11/27/12        5.750 to 7.200         3,962,296
     5,000   International Bank for Reconstruction
               & Development                                                    03/28/06                 5.000         5,338,755
       870   J.P. Morgan Chase & Co.                                02/01/11 to 03/15/12        6.625 to 6.750           944,171
     1,090   Lehman Brothers Holdings, Inc.                                     05/15/06                 6.250         1,192,955
     1,080   Morgan Stanley & Co.                                   04/15/06 to 04/15/11        5.800 to 6.750         1,184,369
     1,600   Principal Life Global Funding (2)                                  04/30/08                 3.625         1,575,600
       900   Prudential Insurance Co. of America (2)                            07/23/06                 6.375           989,728
       490   Sears Roebuck Acceptance Corp.                         05/01/09 to 04/15/12        6.250 to 6.700           527,384
       650   State Street Capital Trust II MTN                                  02/15/08                 1.790#          650,181
       345   State Street Corp.                                                 06/15/10                 7.650           406,648
       375   U.S. Bancorp                                                       08/23/07                 3.950           381,998
       775   Wells Fargo Financial                                              08/01/12                 5.500           798,804
                                                                                                                      36,423,263
FOOD & BEVERAGE - 2.07%
--------------------------------------------------------------------------------------------------------------------------------
     1,750   General Mills, Inc.                                                02/15/07                 5.125         1,864,853
     1,745   Kellogg Co.                                            04/01/06 to 04/01/11        6.000 to 6.600         1,901,937
     2,045   Kraft Foods, Inc.                                      11/01/06 to 11/01/11        4.625 to 5.625         2,079,315
       650   Kroger Co.                                                         04/01/11                 6.800           704,932
       610   Nabisco, Inc.                                                      06/15/05                 6.850           649,313
                                                                                                                       7,200,350
FOREST PRODUCTS - 0.57%
--------------------------------------------------------------------------------------------------------------------------------
     1,875   Weyerhaeuser Co.                                       12/15/09 to 03/15/12        5.250 to 6.750         1,982,698
INSURANCE - 1.40%
--------------------------------------------------------------------------------------------------------------------------------
       450   AIG SunAmerica Global Financing IX (2)                             01/17/07                 5.100           481,666
       775   Allstate Financial Global Funding (2)                              06/21/06                 1.298#          779,108
     2,200   ASIF Global Financing XVIII (2)++++++                              11/26/07                 3.850         2,204,426
       700   Fund American Cos., Inc.                                           05/15/13                 5.875           682,354
       700   MetLife, Inc.                                                      12/01/11                 6.125           746,310
                                                                                                                       4,893,864
MEDIA - 1.04%
--------------------------------------------------------------------------------------------------------------------------------
       470   AOL Time Warner, Inc.                                              04/15/06                 6.125           505,043
       590   Comcast Corp.                                                      03/15/11                 5.500           594,042
     1,395   Continental Cablevision, Inc.                                      05/15/06                 8.300         1,570,184
       880   Time Warner, Inc.                                      08/15/06 to 02/01/24        7.570 to 8.110           956,729
                                                                                                                       3,625,998
MEDICAL PROVIDERS - 0.10%
--------------------------------------------------------------------------------------------------------------------------------
       325   Anthem, Inc.                                                       08/01/12                 6.800           356,324

PRINCIPAL
 AMOUNT                                                                   MATURITY                  INTEREST
 (000)                                                                     DATES                     RATES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
RAILROADS - 0.79%
--------------------------------------------------------------------------------------------------------------------------------
$      875   Burlington Northern Santa Fe Corp.                                 04/15/07                 7.875%  $     1,005,915
       750   Canadian National Railway Co.                                      03/15/13                 4.400           700,819
       297   Consolidated Rail Corp.                                            04/01/05                 7.070           319,867
        91   CSX Transportation, Inc., Series A                                 03/01/06                 8.410            99,673
       555   Union Pacific Corp.                                                12/01/06                 6.700           610,618
                                                                                                                       2,736,892
REAL ESTATE INVESTMENT TRUSTS - 0.93%
--------------------------------------------------------------------------------------------------------------------------------
       765   Archstone-Smith Operating Trust                        08/15/07 to 06/15/08        3.000 to 5.000           754,861
       555   AvalonBay Communities, Inc. MTN                                    08/01/07                 5.000           575,255
       805   EOP Operating LP                                                   07/15/11                 7.000           891,837
       955   ERP Operating LP                                       03/15/12 to 04/01/13        5.200 to 6.625         1,013,624
                                                                                                                       3,235,577
RETAIL - 0.26%
--------------------------------------------------------------------------------------------------------------------------------
       725   Sears Roebuck Acceptance Corp.                                     11/15/06                 6.700           797,383
       100   Wal-Mart Stores, Inc.                                              06/29/11                 8.875           101,925
                                                                                                                         899,308
TELECOMMUNICATIONS - 2.37%
--------------------------------------------------------------------------------------------------------------------------------
     1,600   Citizens Communications Co.                                        06/01/06                 7.600         1,782,219
       905   Comcast Cable Communications, Inc.                                 05/01/07                 8.375         1,041,112
       425   Cox Communications, Inc.                                           06/01/13                 4.625           394,591
       125   Deutsche Telekom International Finance BV                          06/15/10                 8.000           147,289
       155   SBC Communications, Inc.                                           03/15/11                 6.250           168,070
     1,000   Turner Broadcasting Systems, Inc.                                  07/01/13                 8.375         1,144,890
     3,450   Verizon, Inc.                                                      11/15/11                 5.650         3,569,936
                                                                                                                       8,248,107
UTILITIES - 1.07%
--------------------------------------------------------------------------------------------------------------------------------
       650   Dominion Resources, Inc.                                           12/15/09                 5.125           666,581
       760   DTE Energy Co.                                                     06/01/06                 6.450           829,928
       445   Exelon Corp.                                                       05/01/11                 6.750           489,987
       700   Oncor Electric Delivery Co. (2)                                    01/15/15                 6.375           734,489
       910   Virginia Electric & Power Co.                          03/31/06 to 03/01/25        5.750 to 8.250           993,783
                                                                                                                       3,714,768
Total Corporate Notes (cost - $100,687,562)                                                                          102,022,361
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS - 2.29%
--------------------------------------------------------------------------------------------------------------------------------
     4,690   Federal Republic of Germany                                        08/17/07                 4.500         5,510,398
     2,410   United Mexican States (1)                              10/08/08 to 03/03/15        4.625 to 8.375         2,468,600
Total International Government Obligations (cost - $8,013,418)                                                         7,978,998
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 12.21%
--------------------------------------------------------------------------------------------------------------------------------
       720   Aames Mortgage Trust, Series 1996-D, Class A1G                     03/15/29                 7.320           719,422
     4,000   American Express Credit Account Master Trust,
               Series 2000-1, Class A                                           09/17/07                 7.200         4,327,408

PRINCIPAL
 AMOUNT                                                                   MATURITY                INTEREST
 (000)                                                                     DATES                    RATES             VALUE
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
$    4,075   Capital Auto Receivables Asset Trust,
              Series 2002-3, Class A3                                           10/16/06                 3.580%  $     4,186,774
     3,475   Citibank Credit Card Issuance Trust,
              Series 2003-A6, Class A6                                          05/17/10                 2.900         3,328,967
     3,200   Comed Transitional Funding Trust,
              Series 1998-1, Class A6                                           06/25/09                 5.630         3,446,711
     2,975   Discover Card Master Trust I,
              Series 1993-3, Class A                                            05/16/06                 6.200         3,017,864
     2,000   Epoch 2002 Ltd.                                                    05/30/07                 2.026         1,900,000
     4,200   First USA Credit Card Master Trust,
              Series 1996-6, Class A                                            07/10/06                 1.250#        4,199,663
     1,717   Ford Credit Auto Owner Trust,
              Series 2001-D, Class A3                                           06/15/05                 4.310         1,736,131
     3,500   Honda Auto Receivables Owner Trust,
              Series 2000-1, Class A4                                           01/15/06                 6.670         3,547,314
     2,100   MBNA Master Credit Card Trust,
              Series 2000-E, Class A                                            10/15/12                 7.800         2,455,385
     3,052   Polaris Securities Inc.,
              Series 2001-1, Class A1 +                                         07/15/09                 9.370^        2,350,207
     1,947   Saxon Asset Securities Trust,
              Series 1998-4, Class MF1                                          01/25/30                 6.870         2,008,198
     3,475   Sears Credit Account Master Trust                                  08/18/09                 1.237         3,471,501
     1,807   SLM Student Loan Trust,
              Series 2001-3, Class B                                            10/25/10                 1.350#        1,806,909
Total Asset-Backed Securities (cost - $42,061,779)                                                                    42,502,454
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 8.40%
--------------------------------------------------------------------------------------------------------------------------------
     4,775   U.S. Treasury Bills                                    08/28/03 to 10/30/03        0.950 to 0.965         4,767,596
    13,800   Federal Home Loan Bank                                             08/01/03                 0.950        13,800,000
    10,000   Federal Home Loan Mortgage Corp.                                   09/29/03                 1.010         9,983,447
       690   Federal National Mortgage Association                              08/14/03                 0.975           689,757
Total Short-Term U.S. Government and Agency Obligations
  (cost - $29,240,800)                                                                                                29,240,800
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.03%
--------------------------------------------------------------------------------------------------------------------------------
     88      Repurchase Agreement dated 07/31/03 with State
               Street Bank & Trust Co., collateralized by $65,782
               U.S. Treasury Bills, zero coupon due 01/29/04 and
               $23,240 U.S. Treasury Notes, 1.625% to 5.000% due
               03/31/05 to 08/15/11; (value - $89,768); proceeds:
               $88,002 (cost - $88,000)                                         08/01/03                 0.980            88,000
--------------------------------------------------------------------------------------------------------------------------------

PACE Intermediate Fixed Income Investments
Portfolio of Investments - July 31, 2003

NUMBER OF
 SHARES                                                                   MATURITY               INTEREST
 (000)                                                                     DATES                  RATES++             VALUE
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 6.09%
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 6.09%
--------------------------------------------------------------------------------------------------------------------------------
         1   AIM Liquid Assets Portfolio                                        08/01/03            1.010%       $           804
         2   Scudder Money Market Series                                        08/01/03            0.961                  2,174
    21,208   UBS Private Money Market Fund LLC                                  08/01/03            1.030             21,208,019
Total Money Market Funds (cost - $21,210,997)                                                                         21,210,997
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $391,268,647) - 111.80%                                                                    389,318,164
Liabilities in excess of other assets - (11.80)%                                                                     (41,076,210)
Net Assets - 100.00%                                                                                             $   348,241,954
--------------------------------------------------------------------------------------------------------------------------------

(1)    Security, or portion thereof, was on loan at July 31, 2003.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.54% of net assets as of July 31, 2003, may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Floating rate securities. The interest rates shown are the current rates as of July 31, 2003.

@      Interest rates shown are the discount rates at date of purchase.

^      Annualized yield at date of purchase.

++++++ Entire or partial amount pledged as collateral for futures transactions.

+ Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

++     Interest rates shown reflect yield at July 31, 2003.

ARM Adjustable Rate Mortgage - The interest rate shown is the current rate as of July 31, 2003.

MTN    Medium Term Notes.

REMIC  Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

NUMBER OF                                                               IN                     EXPIRATION          UNREALIZED
CONTRACTS                     CONTRACTS TO DELIVER                 EXCHANGE FOR                   DATE            APPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS
       147                U.S. Treasury Note 5 Year Futur         $   16,999,097             September 2003      $       633,862

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                      UNREALIZED
                                                 CONTRACTS TO           IN             MATURITY      APPRECIATION
                                                   DELIVER         EXCHANGE FOR         DATES       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
Canadian Dollar                                   9,753,336       USD  7,088,238       10/10/03     $     185,022
Euro Dollar                                       8,655,660       USD  9,759,258       10/08/03            56,802
U.S. Dollar                                       3,395,891       EUR  3,001,123       10/08/03           (31,819)
U.S. Dollar                                       6,985,214       CAD  9,753,336       10/10/03           (81,998)
                                                                                                    $     128,007
------------------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:
CAD Canadian Dollars
EUR Euro Dollars
USD U.S. Dollars

                 See accompanying notes to financial statements

UBS PACE Strategic Fixed Income Investments
Portfolio of Investments - July 31, 2003

PRINCIPAL
 AMOUNT                                                                   MATURITY                INTEREST
  (000)                                                                    DATES                    RATES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 12.26%
--------------------------------------------------------------------------------------------------------------------------------
$    4,700   U.S. Treasury Bonds                                    05/15/17 to 08/15/17        8.750 to 8.875%  $     6,441,262
     2,182   U.S. Treasury Notes                                    01/15/11 to 05/15/13        3.500 to 3.625         2,285,423
    25,207   U.S. Treasury Inflation Index Notes++++                01/15/09 to 01/15/10        3.875 to 4.250        28,256,143
Total U.S. Government Obligations (cost - $37,617,961)                                                                36,982,828
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 0.59%
--------------------------------------------------------------------------------------------------------------------------------
       380   GNMA ARM                                               11/20/23 to 05/20/26        4.375 to 5.625           391,044
     1,217   GNMA I                                                 06/15/17 to 11/15/17                 8.000         1,327,771
        56   GNMA II                                                            07/20/25                 5.750            58,211
Total Government National Mortgage Association Certificates
  (cost - $1,724,571)                                                                                                  1,777,026
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK ASSOCIATION CERTIFICATES - 0.24%
--------------------------------------------------------------------------------------------------------------------------------
       731   Federal Home Loan Bank (cost - $731,844)                           12/15/13                 5.000           732,692
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 11.95%
--------------------------------------------------------------------------------------------------------------------------------
    10,780   FHLMC                                                  01/15/32 to 02/25/43        1.607 to 6.500        11,143,851
     1,624   FHLMC ARM                                                          05/01/25                 7.645         1,751,138
    23,000   FHLMC TBA                                                               TBA        5.000 to 6.000        23,154,100
Total Federal Home Loan Mortgage Corporation Certificates
  (cost - $37,088,757)                                                                                                36,049,089
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 0.33%
--------------------------------------------------------------------------------------------------------------------------------
       962   FHA Project Notes (cost - $998,817)                    08/01/20 to 12/01/21                 7.430           981,444
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 17.59%
--------------------------------------------------------------------------------------------------------------------------------
    18,054   FNMA                                                   06/01/18 to 08/01/40        3.152 to 6.500        18,349,857
       185   FNMA ARM                                                           10/25/30                 1.485           183,485
       287   FNMA ARM                                                           05/01/27                 4.296           293,514
       893   FNMA ARM                                                           05/01/30                 5.480           914,571
     3,782   FNMA ARM                                                           12/01/09                 6.970         4,169,013
       613   FNMA ARM COFI                                                      11/01/26                 3.311           623,890
    29,000   FNMA TBA                                                                TBA                 5.000        28,532,110
Total Federal National Mortgage Association Certificates
  (cost - $53,170,138)                                                                                                53,066,440
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 27.74%
--------------------------------------------------------------------------------------------------------------------------------
     1,000   FHLMC REMIC, Series 1278, Class K                                  05/15/22                 7.000         1,023,075
        22   FHLMC REMIC, Series 1366, Class H                                  08/15/07                 6.000            22,976
        17   FHLMC REMIC, Series 1367, Class KA                                 09/15/22                 6.500            18,223
     1,517   FHLMC REMIC, Series 1502, Class PX-Z                               04/15/23                 7.000         1,622,414
     1,080   FHLMC REMIC, Series 1503, Class PZ                                 05/15/23                 7.000         1,146,662
       562   FHLMC REMIC, Series 1534, Class Z                                  06/15/23                 5.000           507,662
       967   FHLMC REMIC, Series 1548, Class Z                                  07/15/23                 7.000         1,028,383
     1,409   FHLMC REMIC, Series 1562, Class Z                                  07/15/23                 7.000         1,497,661
       226   FHLMC REMIC, Series 1601, Class PB                                 11/15/23                 6.500           227,254
       115   FHLMC REMIC, Series 1611, Class I                                  02/15/23                 6.000           117,507
       370   FHLMC REMIC, Series 1694, Class Z                                  03/15/24                 6.500           381,213
     2,781   FHLMC REMIC, Series 2061, Class ZB                                 06/15/28                 6.500         2,931,516
     3,992   FHLMC REMIC, Series 2106, Class ZB                                 12/15/28                 6.250         3,901,454
     2,489   FHLMC REMIC, Series 2441, Class KA                                 05/15/31                 5.750         2,519,764

PRINCIPAL
 AMOUNT                                                                         MATURITY               INTEREST
  (000)                                                                           DATES                  RATES        VALUE
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
$      374   FHLMC REMIC, Series G23, Class KZ                                  11/25/23                 6.500%  $       382,242
     1,084   FNMA REMIC, Series 1998-66, Class FG                               12/25/28                 1.335++       1,085,452
       203   FNMA REMIC, Series 2002-71, Class PZ                               04/01/27                 3.813           209,287
        80   FNMA REMIC, Trust Series 1991-065, Class Z                         06/25/21                 6.500            81,174
         9   FNMA REMIC, Trust Series 1992-118, Class K                         09/25/08                 7.500             8,902
       100   FNMA REMIC, Trust Series 1992-129, Class L                         07/25/22                 6.000           104,220
       173   FNMA REMIC, Trust Series 1992-G40, Class ZC                        07/25/22                 7.000           182,268
       107   FNMA REMIC, Trust Series 1993-037, Class PX                        03/25/23                 7.000           112,844
       433   FNMA REMIC, Trust Series 1993-060, Class Z                         05/25/23                 7.000           466,133
       940   FNMA REMIC, Trust Series 1993-065, Class ZZ                        06/25/13                 7.000           969,155
       171   FNMA REMIC, Trust Series 1993-070, Class Z                         05/25/23                 6.900           174,932
       495   FNMA REMIC, Trust Series 1993-096, Class Z                         06/25/23                 7.000           515,344
        90   FNMA REMIC, Trust Series 1993-122, Class L                         01/25/23                 6.500            91,304
        66   FNMA REMIC, Trust Series 1993-149, Class L                         08/25/23                 6.000            66,669
       183   FNMA REMIC, Trust Series 1993-160, Class ZB                        09/25/23                 6.500           188,821
       147   FNMA REMIC, Trust Series 1993-163, Class ZA                        09/25/23                 7.000           151,483
       360   FNMA REMIC, Trust Series 1994-023, Class PX                        08/25/23                 6.000           372,548
     4,000   FNMA REMIC, Trust Series 1998-M, Class B                           09/25/07                 6.270         4,344,573
     2,052   FNMA REMIC, Trust Series 1998-M7, Class Z                          05/25/36                 6.390         1,950,488
     2,330   FNMA REMIC, Trust Series 1999-010, Class MZ                        09/17/38                 6.500         2,136,328
     2,500   FNMA REMIC, Trust Series 1999-W4, Class A9                         02/25/29                 6.250         2,405,110
     1,137   GNMA REMIC, Trust Series 2000-009, Class FG                        02/16/30                 1.703++       1,144,792
     1,570   GNMA REMIC, Trust Series 2002-031, Class FW                        06/16/31                 1.503++       1,574,175
     2,419   Small Business Administration,
               Series 1999-20K, Class 1                                         11/01/19                 7.060         2,648,254
     2,615   Small Business Administration, Series 2000-20K                     11/01/20                 7.220         2,881,097
     6,986   Small Business Administration,
               Series 2001-P10B, Class 1                                        08/01/11                 6.344         7,276,928
     5,882   Small Business Administration, Series 2002-20K,
               Class 1                                                          11/01/22                 5.080         5,809,979
     3,000   Small Business Administration, Series 2003-20E,
               Class 1                                                          05/01/23                 4.640         2,852,561
     1,600   Small Business Administration, Series 2003-20F,
               Class 1                                                          06/01/23                 4.070         1,452,008
       281   Bank America Mortgage Securities, Inc., Series
               2002-G, Class 1A-3                                               07/20/32                 6.357++         286,027
        33   Bear Stearns, Series 2001-6, Class IIA                             09/25/31                 6.589++          33,605
     1,081   Bear Stearns, Series 2002-2, Class 3-A                             06/25/31                 6.761++       1,105,028
       944   Bear Stearns, Series 2002-6, Class A2                              06/25/32                 5.792++         950,030
     2,556   Bear Stearns, Series 2002-7, Class 5A-2                            08/25/32                 5.823++       2,594,042
       345   Bear Stearns, Series 2003-1, Class 5A1                             03/25/33                 5.459++         352,961
     1,713   Bear Stearns, Series 2003-1, Class 6A1                             04/25/33                 5.219++       1,754,793
       554   Bear Stearns Mortgage Securities, Inc. REMIC,
               Series 2001-9, Class 1A                                          01/25/32                 6.158++         560,885
        24   California Federal Bank REMIC, Series 1990- BN1,
               Class A                                                          12/25/30                 4.954++          23,864
       171   Capital Asset Research Funding, Series 1998-A,
               Class A +(1)                                                     12/15/05                 5.905++         171,285
     2,353   Citicorp Mortgage Securities, Inc., Series 2002-12,
               Class 2A1                                                        12/25/32                 5.250         2,392,703
     1,689   Housing Security, Inc., Series 1992-8, Class B                     06/25/24                 4.585++       1,680,438
     1,920   Irwin Home Equity, Series 2002-1, Class 2A-1                       06/25/29                 1.390++       1,917,696
       133   J.P. Morgan Commercial Mortgage Finance Corp.,
               Series 2000-FL1, Class A (1)                                     04/15/10                 1.387++         133,302
     1,239   Keycorp Student Loan Trust, Series 1996-A, Class A2                08/27/25                 1.553++       1,247,835

PRINCIPAL
 AMOUNT                                                                         MATURITY               INTEREST
  (000)                                                                           DATES                  RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
$    1,007   LTC Commercial Mortgage Certificates,
               Series 1998-1, Class A (1)                                       05/28/30                 6.029%++  $   1,006,872
        40   PNC Mortgage Securities Corp.,
               Series 2000-8, Class 4A-1                                        12/25/30                 1.550++          40,418
       150   Residential Funding Mortgage Securities I, Inc.,
               Series 1993-S30, Class A9                                        08/25/23                 7.500           149,739
     5,546   Structured Asset Mortgage Investments, Inc.,
               Series 2002-AR3, Class A1                                        09/19/32                 1.430++       5,524,854
       371   Structured Asset Securities Corp.,
               Series 1997-4, Class 2A-9                                        12/25/27                 7.000           371,083
     1,294   Washington Mutual Mortgage Securities Corp.,
               Series 2002-AR11, Class A1                                       10/25/32                 5.207         1,309,783
       695   Washington Mutual Mortgage Securities Corp.,
               Series 2002-AR2, Class 1A-1                                      07/25/32                 6.305++         712,352
       760   Wells Fargo Mortgage-Backed Securities Trust,
               Series 2001-25, Class IIA                                        10/25/31                 6.431++         766,077
Total Collateralized Mortgage Obligations (cost - $81,054,780)                                                        83,670,507
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.58%
--------------------------------------------------------------------------------------------------------------------------------
         5   American Residential Mortgage Loan Trust,
               Series 1998-001, Class 1                                         05/25/29                 1.280++           4,606
       230   C-Bass Trust, Series 2000-CB4, Class A1-A                          02/25/30                 1.420++         229,079
        91   CS First Boston Mortgage Securities Corp.,
               Series 2000-HE1, Class A2                                        12/15/30                 1.367++          90,816
       688   Delta Funding Home Equity Loan Trust,
               Series 1999-003, Class A1-A                                      09/15/29                 1.517++         688,747
        17   Keystone Owner Trust, Series 1998-P2, Class A4 (1)                 12/25/18                 6.840            16,749
     2,301   Metropolitan Asset Funding, Inc.,
               Series 2000-A, Class A3 (1)                                      12/25/23                 8.115         2,333,682
     1,310   Mid-State Trust, Series 4, Class A                                 04/01/30                 8.330         1,414,527
Total Asset-Backed Securities (cost - $4,703,700)                                                                      4,778,206
--------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES+ - 0.01%
--------------------------------------------------------------------------------------------------------------------------------
       429   FHLMC REMIC, Trust Series 1680, Class PE ^                         01/15/23                 6.500            21,725
       110   FNMA REMIC, Trust Series 1993-040, Class P ^                       04/25/08                 7.000            10,580
       144   FNMA REMIC, Trust Series 1993-201, Class JB ^                      09/25/21                 6.500               918
Total Stripped Mortgage-Backed Securities (cost - $64,248)                                                                33,223
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 15.96%
--------------------------------------------------------------------------------------------------------------------------------
AIRLINE - 0.05%
--------------------------------------------------------------------------------------------------------------------------------
       500   United Air Lines, Inc.                                             11/27/12                10.360           165,000
BANKING - 1.75%
--------------------------------------------------------------------------------------------------------------------------------
     2,500   Credit Industriel et Commecial                                     10/29/49                 2.553++       2,438,885
       700   Delphi Corp.                                                       08/15/13                 6.500           683,360
     1,400   Household Finance Corp.                                            07/15/13                 4.750         1,309,550
       700   Republic NY Corp.                                                  05/15/21                 9.125           860,218
                                                                                                                       5,292,013
CONTAINERS & PACKAGING - 0.29%
--------------------------------------------------------------------------------------------------------------------------------
       900   Packaging Corp. of America (1)                                     08/01/13                 5.750           875,336
ELECTRIC UTILITIES - 0.17%
--------------------------------------------------------------------------------------------------------------------------------
       500   TXU Energy Co. LLC (1)                                             03/15/13                 7.000           523,507
ENERGY - 1.05%
--------------------------------------------------------------------------------------------------------------------------------
       300   El Paso Corp. (1)(2)                                               06/15/12                 7.875           241,500
     2,600   Kinder Morgan Energy Partners L.P.                                 03/15/12                 7.125         2,928,299
                                                                                                                       3,169,799
FINANCIAL SERVICES - 3.47%
--------------------------------------------------------------------------------------------------------------------------------
     1,400   Devon Financing Corp.                                              09/30/31                 7.875         1,599,090
     3,000   General Motors Acceptance Corp.                                    11/01/31                 8.000         2,768,040

PRINCIPAL
 AMOUNT                                                                    MATURITY               INTEREST
  (000)                                                                     DATES                   RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
$    4,000   Infrastructure Finance Corp.                                       03/26/09                 1.215%++  $   3,920,000
     2,000   J.P. Morgan Chase & Co.                                            02/01/11                 6.750         2,186,016

                                                                                                                      10,473,146
HOTELS/GAMING - 0.52%
--------------------------------------------------------------------------------------------------------------------------------
     1,400   MGM Mirage, Inc.                                                   09/15/10                 8.500         1,561,000
INSURANCE--P&C - 0.49%
--------------------------------------------------------------------------------------------------------------------------------
     1,500   Travelers Property & Casualty Corp.+                               03/15/33                 6.375         1,463,812
MEDIA - 1.24%
--------------------------------------------------------------------------------------------------------------------------------
     2,000   Cox Enterprises, Inc. (1)                                          02/15/07                 8.000         2,277,364
     1,300   Time Warner, Inc.                                                  08/15/06                 8.110         1,457,264
                                                                                                                       3,734,628
OIL SERVICES - 1.03%
--------------------------------------------------------------------------------------------------------------------------------
     3,000   Pemex Project Funding Master Trust                                 12/15/14                 7.375         3,097,500

SECURITIES & ASSET MANAGEMENT - 0.89%
--------------------------------------------------------------------------------------------------------------------------------
     1,500   Goldman Sachs Group, Inc.                                          04/01/13                 5.250         1,479,394
     1,200   Morgan Stanley & Co.                                               04/22/04                 1.579++       1,201,571
                                                                                                                       2,680,965
TELECOMMUNICATIONS - 3.98%
--------------------------------------------------------------------------------------------------------------------------------
     1,500   British Telecommunications PLC                                     12/15/05                 7.625         1,678,749
     1,600   Comcast Corp.                                                      01/15/14                 5.300         1,523,712
       700   Deutsche Telekom International Finance BV                          06/15/30                 8.250           819,595
     1,700   France Telecom SA                                                  03/01/06                 7.200         1,898,050
     2,500   Qwest Corp. (1)                                                    03/15/12                 8.875         2,562,500
     3,500   Sprint Capital Corp.                                   11/15/28 to 03/15/32        6.875 to 8.750         3,511,010
                                                                                                                      11,993,616
TELECOMMUNICATION SERVICES - 0.67%
--------------------------------------------------------------------------------------------------------------------------------
     1,300   Verizon Maryland, Inc.                                             06/15/33                 5.125         1,067,074
     1,000   Verizon North, Inc.+(1)                                            01/01/21                 5.634           951,894
                                                                                                                       2,018,968
UTILITIES - 0.36%
--------------------------------------------------------------------------------------------------------------------------------
     1,000   Centerpoint Energy Resources Corp. (1)                             04/01/13                 7.875         1,086,855
Total Corporate Notes (cost - $46,254,541)                                                                            48,136,145
--------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BOND - 0.39%
--------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES - 0.39%
--------------------------------------------------------------------------------------------------------------------------------
        48   General Motors Corp. (cost - $1,200,000)                           07/15/33                 6.250         1,185,600
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS - 2.67%
--------------------------------------------------------------------------------------------------------------------------------
     2,953     Federal Republic of Brazil                           04/15/06 to 04/15/14        2.125 to 8.000         2,767,743
     2,100     Federal Republic of Panama                           07/23/12 to 09/30/27        8.875 to 9.375         2,246,250
     2,250     Federal Republic of Peru                                         02/21/12                 9.125         2,328,750
       700     United Mexican States                                09/24/22 to 08/15/31        8.000 to 8.300           721,000
Total International Government Obligations (cost - $7,588,948)                                                         8,063,743
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                   MATURITY                INTEREST
  (000)                                                                    DATES                    RATES             VALUE
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 4.27%
--------------------------------------------------------------------------------------------------------------------------------
EDUCATION - 0.47%
--------------------------------------------------------------------------------------------------------------------------------
$    1,300     Clark County Nevada School District, Series C                    06/15/13                 5.375%    $   1,420,601
FINANCE - 0.90%
--------------------------------------------------------------------------------------------------------------------------------
     3,200     Illinois State                                                   06/01/33                 5.100         2,708,640
TOBACCO - 0.89%
--------------------------------------------------------------------------------------------------------------------------------
     3,100     Tobacco Settlement Funding Corp.                                 06/01/39                 6.750         2,688,816
UTILITIES - 2.01%
--------------------------------------------------------------------------------------------------------------------------------
     3,200     California State, Series A                                       06/16/04                 2.000         3,208,192
     1,300     Energy Northwest Washington Electric Revenue                     07/01/15                 5.500         1,399,697
     1,500     New York City Municipal Water Finance Authority                  06/15/34                 5.000         1,441,035
                                                                                                                       6,048,924
Total Municipal Bonds and Notes (cost - $13,837,733)                                                                  12,866,981
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 6.10%
--------------------------------------------------------------------------------------------------------------------------------
BANKING-U.S - 0.17%
--------------------------------------------------------------------------------------------------------------------------------
       500     Danske Corp.                                                     09/16/03                 1.030           499,342
BANKING-NON-U.S. - 4.97%
--------------------------------------------------------------------------------------------------------------------------------
    15,000     Westpac Trust Securities NZ Ltd.                                 08/12/03                 1.190        14,994,546
ENERGY-INTEGRATED - 0.96%
--------------------------------------------------------------------------------------------------------------------------------
     2,900     Shell Finance                                                    08/14/03                 1.190         2,898,754
Total Commercial Paper (cost - $18,392,642)                                                                           18,392,642
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS@ - 0.07%
--------------------------------------------------------------------------------------------------------------------------------
FINANCE-NONCAPTIVE DIVERSIFIED - 0.07%
--------------------------------------------------------------------------------------------------------------------------------
       200     General Electric Capital Corp. (cost - $199,702)                 09/22/03                 1.030           199,702
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 22.10%
--------------------------------------------------------------------------------------------------------------------------------
     9,570     U.S. Treasury Bills (2)                              08/07/03 to 10/30/03        0.800 to 1.110         9,563,865
     5,700     Federal Home Loan Bank                                           11/07/03                 1.140         5,682,311
       900     Federal Home Loan Mortgage Corp.                                 08/11/03                 1.180           899,705
    50,600     Federal National Mortgage Association                08/13/03 to 11/19/03        0.985 to 1.165        50,522,786
Total Short-Term U.S. Government and Agency
  Obligations (cost - $66,668,667)                                                                                    66,668,667
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.75%
--------------------------------------------------------------------------------------------------------------------------------
     2,270   Repurchase Agreement dated 07/31/03 with State Street
               Bank & Trust Co., collateralized by $1,720,000
               U.S. Treasury Bonds, 8.125% due 08/15/19;
               (value - $2,321,584); proceeds: $2,270,062
               (cost - $2,270,000)                                              08/01/03                 0.980         2,270,000
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
CONTRACTS                                                                                                             VALUE
--------------------------------------------------------------------------------------------------------------------------------
OPTIONS - 0.00%
--------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - 0.00%
--------------------------------------------------------------------------------------------------------------------------------
       342   U.S. Treasury 5 Year Notes, zero coupon, strike
               @ $124.00 expires 08/23/03 (cost - $6,626)                                                          $       5,335
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                              MATURITY          INTEREST
  (000)                                                                                DATE              RATE
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED - 0.08%
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND - 0.08%
--------------------------------------------------------------------------------------------------------------------------------
       232   UBS Private Money Market Fund LLC (cost - $232,207)                     08/01/03           1.030%#          232,207
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $373,805,882) - 124.68%                                                                    376,092,477
Liabilities in excess of other assets - (24.68)%                                                                     (74,454,458)
Net Assets - 100.00%                                                                                              $  301,638,019
--------------------------------------------------------------------------------------------------------------------------------

+      Illiquid securities representing 1.08% of net assets.

^ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

++ Floating rate securities. The interest rates shown are the current rates as of July 31, 2003.

++++ Entire or partial amount pledged as collateral for futures and options transactions.

@      Interest rates shown are the discount rates at date of purchase.

#      Interest rate shown reflects yield at July 31, 2003.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 4.04% of net assets as of July 31, 2003, may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)    Security, or portion thereof, was on loan at July 31, 2003.

ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of July 31, 2003.

COFI   Cost of Funds Index.

REMIC  Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

 NUMBER OF
 CONTRACTS
   (000)                                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS

CALL OPTIONS WRITTEN
     9,100   3 Month LIBOR(3) Interest Rate Swap, strike @ 3.00% expires 11/14/03+                                 $      18,291
     8,200   3 Month LIBOR(3) Interest Rate Swap, strike @ 6.65% expires 01/07/05+                                       315,454
         0*  U.S. Treasury Note 10 Year Futures, strike @ $114.00, expires 08/23/03                                       39,840
                                                                                                                         373,585
--------------------------------------------------------------------------------------------------------------------------------

PUT OPTIONS WRITTEN
     8,200   3 Month LIBOR(3) Interest Rate Swap, strike @ 6.65% expires 01/07/05                                        783,592
    14,500   Federal National Mortgage Association 5.00%,12/31/03, strike @ $95.00
               expires 10/08/03+                                                                                         302,166
                                                                                                                       1,085,758
Total Written Options (premiums received $1,135,523)                                                               $   1,459,343
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     UNREALIZED
NUMBER OF                                                                      IN               EXPIRATION          APPRECIATION
CONTRACTS                             CONTRACTS TO DELIVER                EXCHANGE FOR             DATES           (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS
     19  90 Day Euro Dollar Futures                                     $   4,623,412        September 2004       $      17,100
     19  90 Day Euro Dollar Futures                                         4,605,125        December 2004               13,775
     19  90 Day Euro Dollar Futures                                         4,591,112        March 2005                   6,888
     43  90 Day Euro Dollar Futures                                        10,971,680        June 2005                 (148,388)
      8  90 Day Euro Dollar Futures                                         1,944,250        September 2005             (24,350)
      8  90 Day Euro Dollar Futures                                         1,939,800        December 2005              (26,500)
      8  90 Day Euro Dollar Futures                                         1,936,000        March 2006                 (28,600)
     92  90 Day Euro Dollar Interest Rate Put Options Futures,
             strike @ $97.50                                                  61,150         December 2003              60,000
    217  U.S. Treasury Note 5 Year Futures                                24,399,969         September 2003           (241,766)
    705  U.S. Treasury Note 10 Year Futures                               83,128,547         September 2003         (5,137,922)
                                                                                                                  $ (5,509,763)
--------------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACT

                                                                     CONTRACTS TO        IN          MATURITY     UNREALIZED
                                                                       DELIVER       EXCHANGE FOR      DATE      APPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
Euro Dollar                                                           1,614,000     USD 1,854,687    08/28/03    $     17,172

(3) 3 Month LIBOR (London Interbank Offered Rate) at July 31, 2003 was 1.118%

*   Represents less than 500 contracts.

CURRENCY TYPE ABBREVIATIONS:
USD U.S. Dollars

                 See accompanying notes to financial statements

UBS PACE Municipal Fixed Income Investments
Portfolio of Investments - July 31, 2003

PRINCIPAL
 AMOUNT                                                                   MATURITY                INTEREST
 (000)                                                                     DATES                    RATES             VALUE
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 98.15%
--------------------------------------------------------------------------------------------------------------------------------
ALABAMA - 0.02%
--------------------------------------------------------------------------------------------------------------------------------
$       45   Birmingham Medical Clinic Board Revenue
               Baptist Medical Centers (Escrow to Maturity)                     07/01/05                 7.300%  $        48,491
--------------------------------------------------------------------------------------------------------------------------------
ALASKA - 0.86%
--------------------------------------------------------------------------------------------------------------------------------
     2,055   Alaska Student Loan Corp. Revenue
               Series A (AMBAC Insured)*                            07/01/06 to 07/01/09        5.350 to 5.550         2,241,249
--------------------------------------------------------------------------------------------------------------------------------
ARIZONA - 2.80%
--------------------------------------------------------------------------------------------------------------------------------
     1,000   Arizona Transportation Board Highway
               Revenue Series B                                                 07/01/06                 8.000         1,167,280
        50   Pima County Hospital Revenue St. Joseph Hospital
               Project (Escrow to Maturity)                                     01/01/09                 7.500            57,101
     5,000   Pima County Unified School District No. 10
               Refunding Amphitheater (FSA Insured)                             07/01/09                 5.000         5,470,200
       570   Show Low Industrial Development Authority
               Revenue Navapache Regional Medical Center
               Series A (ACA Insured)                                           12/01/06                 5.125           611,684
                                                                                                                       7,306,265
--------------------------------------------------------------------------------------------------------------------------------
ARKANSAS - 0.02%
--------------------------------------------------------------------------------------------------------------------------------
        39   Springdale Residential Housing Mortgage
               Series A (FNMA Collateralized)                                   09/01/11                 7.650            43,359
--------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA - 11.85%
--------------------------------------------------------------------------------------------------------------------------------
       110   California Pollution Control Financing
               Kaiser Steel Corp. Project
               (Escrow to Maturity)                                             10/01/08                 7.250           123,090
    10,500   California State                                       06/01/06 to 02/01/13                 5.000        10,906,770
     3,000   California State (FGIC Insured)                                    10/01/11                 5.000         3,209,250
     2,550   California State (MBIA Insured)                                    10/01/12                 5.000         2,707,743
     1,000   California State Department Water Resources
               Power Supply Revenue Series A                                    05/01/10                 5.500         1,076,080
     1,000   California Statewide Communities Development
               Authority Revenue Kaiser Permanent Series D                      11/01/36                 4.350         1,035,040
     3,750   Golden State Tobacco Securitization Corp.
               Tobacco Settlement Revenue Series A-1                            06/01/21                 5.000         3,606,750
       120   Inglewood Residential Rehabilitation
               (Escrow to Maturity)                                             08/01/10                 7.500           139,219
        65   Los Angeles Community Redevelopment
               Agency Refunding Monterey Hills
               Redevelopment Project B                                          12/01/22                 8.650            65,615
       130   Los Angeles Multi-Family Revenue Housing
               Earthquake Rehabilitation Project Series C
               (FNMA Collateralized)*                                           07/01/07                 5.150           130,634
     4,500   Los Angeles Water & Power Revenue Power
               Systems Series A-1                                               07/01/06                 5.500         4,938,615
     1,000   Metropolitan Water District Southern
               California Waterworks Revenue Refunding Series A                 07/01/14                 5.000         1,062,230
       815   Sacramento Utility District Electric
               Revenue, White Rock Project (Escrow to Maturity)     03/01/10 to 05/01/10        6.750 to 6.800           931,015
       950   Vista Multi-Family Housing Pepperwood
               Apartments (Mandatory Put 06/01/05 @ $100)
               (FNMA Collateralized)                                            06/01/25                 5.700           971,679
                                                                                                                      30,903,730
--------------------------------------------------------------------------------------------------------------------------------
COLORADO - 0.01%
--------------------------------------------------------------------------------------------------------------------------------
        30   Colorado Housing & Finance Authority
               Single-Family Program Subordinated*                              11/01/04                 5.750            29,951
--------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.76%
--------------------------------------------------------------------------------------------------------------------------------
       335   District of Columbia Housing Finance Authority
               Certificates of Participation
               (Asset Guaranty Insured)                                         06/01/08                 4.850           338,722
       515   District of Columbia Prerefunded 2001
               Series A (MBIA Insured)                                          06/01/08                 5.250           572,289
       985   District of Columbia Unrefunded Balance 2001
               Series A (MBIA Insured)                                          06/01/08                 5.250         1,084,120
                                                                                                                       1,995,131
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                   MATURITY                INTEREST
  (000)                                                                     DATES                   RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
FLORIDA - 8.99%
--------------------------------------------------------------------------------------------------------------------------------
$    1,660   Bay County Housing & Finance Authority
               Single-Family Mortgage Revenue Series A*
               (FNMA/GNMA Collateralized)                                       12/01/20                 4.550%  $     1,620,990
     2,900   Florida State Division Board of Finance
               Department General Services Revenues
               Department of Environmental Preservation
               Series 2000-A (AMBAC Insured)                                    07/01/06                 5.500         3,150,560
     3,505   Hialeah Housing Authority Municipal Housing
               Revenue (Escrow to Maturity)                                     11/01/21                 9.500         4,405,224
     2,000   JEA St. Johns River Power Park Systems
               Revenue Refunding Issue Series 2-17                              10/01/09                 5.250         2,210,040
     2,000   JEA St. Johns River Power Park Systems
               Revenue Refunding Issue Series 2-18                              10/01/08                 5.000         2,189,040
     2,625   Lakeland Electric & Water Revenue
               Refunding First Lien Series B (FSA Insured)                      10/01/07                 6.550         3,033,188
     1,915   Leon County Educational Facilities Authority
               Certificates of Participation                                    09/01/14                 9.000         2,588,046
     1,260   North Miami Educational Facilities Revenue
               Johnston & Wales University Project Series A                     04/01/09                 5.000         1,369,154
     2,660   Orlando & Orange County Expressway Authority
               Revenue Refunding Series A (AMBAC Insured)                       07/01/10                 5.000         2,876,843
                                                                                                                      23,443,085
--------------------------------------------------------------------------------------------------------------------------------
GEORGIA - 6.49%
--------------------------------------------------------------------------------------------------------------------------------
     5,000   Conyers Water & Sewage Revenue
               Series A (AMBAC Insured)                                         07/01/15                 6.600         5,318,350
     7,380   Georgia State Series D                                 08/01/08 to 10/01/10        6.000 to 7.400         8,688,500
        70   Gwinnett County Water & Sewer Authority
               Revenue (Escrow to Maturity)                                     10/01/04                 9.600            73,847
     1,090   Metropolitan Atlanta Rapid Transportation
               Authority Sales Tax Revenue Refunding
               Series N                                                         07/01/07                 6.000         1,222,380
     1,500   Metropolitan Atlanta Rapid Transportation
               Authority Sales Tax Revenue Refunding
               Second Indenture Series A (MBIA Insured)                         07/01/05                 6.250         1,634,100
                                                                                                                      16,937,177
--------------------------------------------------------------------------------------------------------------------------------
HAWAII - 0.41%
--------------------------------------------------------------------------------------------------------------------------------
     1,000   Hawaii State Department Budget & Finance
               Special Purpose Revenue
               Hawaiian Electric Co., Inc.
               Series A (MBIA Insured)*                                         05/01/26                 6.200         1,068,500
--------------------------------------------------------------------------------------------------------------------------------
IDAHO - 0.81%
--------------------------------------------------------------------------------------------------------------------------------
       625   Idaho Housing & Finance Association
               Single-Family Mortgage
               Revenue Series D-3*                                              07/01/13                 5.150           636,625
     1,130   Idaho Housing & Finance Association
               Single-Family Mortgage
               Series G-2, Class III*                                           07/01/19                 5.950         1,197,913
       275   Idaho Housing Agency
               Single-Family Mortgage
               Series B (FHA/VA Insured)*                                       07/01/24                 7.500           276,306
                                                                                                                       2,110,844
--------------------------------------------------------------------------------------------------------------------------------
ILLINOIS - 7.20%
--------------------------------------------------------------------------------------------------------------------------------
       250   Belleville St. Clair County
               (Escrow to Maturity)                                             11/01/09                 7.250           288,340
     1,000   Granite City Madison County Disposal Revenue
               Waste Management, Inc. Project*                                  05/01/27                 5.000         1,031,210
       350   Greater Peoria Airport
               Authority (AMBAC Insured)*                                       12/01/07                 6.700           372,194
     3,060   Hodgkins Illinois Enviromental
               Improvement Revenue MBM Project*                     11/01/04 to 11/01/05                 5.500         3,223,794
     1,625   Illinois Development Finance Authority
               Revenue Refunding Community Rehabilitation
               Providers Series A                                               07/01/09                 5.900         1,676,886
       660   Illinois Educational Facilities Authority
               Revenue Evangelical Series A
               (Escrow to Maturity)                                             04/15/17                 6.750           784,357
     2,000   Illinois Educational Facilities Authority
               Revenues University of Chicago
               Series B                                                         07/01/25                 4.400         2,061,360
     5,990   Illinois Health Facilities Authority
               Revenue Advocate Network Health Care                             11/15/10                 6.000         6,605,173
       445   Illinois Health Facilities Authority
               Revenue Ravenswood Hospital Medical Center
               (Escrow to Maturity)                                             08/01/06                 7.250           480,907
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                         MATURITY              INTEREST
  (000)                                                                          DATES                  RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
ILLINOIS - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
$      370   Illinois Housing Development Authority
               Revenue Homeowner Mortgage
               Series A, Subseries A-3*                                         02/01/22                 4.750%  $       386,432
     1,170   Northern Illinois University Revenues                              04/01/13                10.400         1,555,281
       285   St. Clair County Certificates of
               Participation Series A (FSA Insured)                             10/01/08                 5.000           307,407
                                                                                                                      18,773,341
--------------------------------------------------------------------------------------------------------------------------------
INDIANA - 3.51%
--------------------------------------------------------------------------------------------------------------------------------
     1,345   Indiana Health Facility Finance Authority
             Revenue Health Systems Sisters of St. Francis                      11/01/08                 5.500         1,469,533
     1,000   Indiana Health Facility Financing Authority Revenue                11/15/07                 5.500         1,093,330
     5,000   Indianapolis Airport Authority Revenue
               Special Facilities Federal Express Corp. Project*                01/15/17                 7.100         5,280,950
       390   Indianapolis Economic Development Revenue Knob
               In The Woods Project (Mandatory Put
               12/01/04 @ $100) (FNMA Collateralized)*                          12/01/24                 6.375           409,742
       825   Wawasee Community School Corp. Revenue
               In New Element & Remodeling
               Building Corp. First Mortgage                                    07/15/13                 5.750           898,252
                                                                                                                       9,151,807
--------------------------------------------------------------------------------------------------------------------------------
KANSAS - 0.22%
--------------------------------------------------------------------------------------------------------------------------------
       500   Burlington Pollution Control Revenue
              Refunding Kansas Gas & Electric Co. Project
              (MBIA Insured)                                                    06/01/31                 7.000           523,675
        40   Wichita Hospital Revenue St. Francis Hospital
               & Nursing Series A (Escrow to Maturity)                          10/01/07                 6.750            44,020
                                                                                                                         567,695
--------------------------------------------------------------------------------------------------------------------------------
KENTUCKY - 1.41%
--------------------------------------------------------------------------------------------------------------------------------
     3,315   Kentucky State Property & Buildings
               Refunding Project No. 69 Series C (FSA Insured)                  08/01/07                 5.500         3,689,993
--------------------------------------------------------------------------------------------------------------------------------
LOUISIANA - 1.04%
--------------------------------------------------------------------------------------------------------------------------------
     2,000   De Soto Parish Pollution Control Revenue
               Refunding Southwestern Electric Power Co.
               Project (MBIA/IBC Insured)                                       01/01/19                 7.600         2,075,600
       300   East Baton Rouge Parish Womans Hospital
               Foundation (Escrow to Maturity)                                  10/01/08                 7.200           338,955
        35   East Baton Rouge Single-Family Mortgage
               Series C (GNMA/FNMA Collateralized)                              04/01/32                 7.000            35,196
       250   Jefferson Parish Home Mortgage Authority
               Single-Family Housing Revenue Refunding
               Series D-1 (Mandatory Put 06/01/10 @ $100)
               (FNMA/GNMA Collateralized)*                                      06/01/10                 5.600           252,378
                                                                                                                       2,702,129
--------------------------------------------------------------------------------------------------------------------------------
MAINE - 0.33%
--------------------------------------------------------------------------------------------------------------------------------
       840   Maine State Housing Authority Mortgage
               Purchase Series D-1                                              11/15/16                 5.050           861,462
--------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS - 2.90%
--------------------------------------------------------------------------------------------------------------------------------
     1,000   Massachusetts State Health & Educational
               Facilities Authority Revenue Caritas Christi
               Obligation Series B                                              07/01/05                 5.500         1,020,630
     6,000   Massachusetts State Refunding Series C                             12/01/06                 5.000         6,545,040
                                                                                                                       7,565,670
--------------------------------------------------------------------------------------------------------------------------------
MICHIGAN - 0.44%
--------------------------------------------------------------------------------------------------------------------------------
     1,000   Michigan State Strategic Fund Solid Waste
               Disposal Revenue Refunding Waste
               Management, Inc. Project*                                        12/01/12                 4.200         1,023,410
       110   Michigan State Strategic Limited Obligation
               (Escrow to Maturity)                                             08/15/05                 7.875           120,769
                                                                                                                       1,144,179
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                    MATURITY                INTEREST
  (000)                                                                      DATES                   RATES            VALUE
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
MINNESOTA - 0.89%
-------------------------------------------------------------------------------------------------------------------------------
$       61   Eden Prairie Multi-Family Housing (GNMA
               Collateralized)                                                  01/20/06                 5.500%   $      61,629
     2,000   Minnesota State, General Obligation Bonds                          10/01/07                 5.000        2,202,440
        50   Moorhead Residential Mortgage (Escrow to Maturity)                 08/01/11                 7.100           58,113
                                                                                                                      2,322,182
-------------------------------------------------------------------------------------------------------------------------------
MISSOURI - 1.29%
-------------------------------------------------------------------------------------------------------------------------------
     3,000   St. Louis Airport Revenue Airport Development
               Program Series A (MBIA Insured)                                  07/01/09                 5.500        3,341,790
        35   St. Louis County Single-Family Housing (AMBAC
               Insured)                                                         10/01/16                 9.250           35,363
                                                                                                                      3,377,153
-------------------------------------------------------------------------------------------------------------------------------
NEBRASKA - 0.23%
-------------------------------------------------------------------------------------------------------------------------------
       590   Nebraska Investment Finance Authority
               Single-Family Housing Revenue Series A
               (GNMA/FNMA Collateralized)*                                      03/01/21                 5.200          591,286
-------------------------------------------------------------------------------------------------------------------------------
NEVADA - 1.64%
-------------------------------------------------------------------------------------------------------------------------------
     3,000   Clark County Industrial Development Revenue
               Refunding Nevada Power Co. Project
               Series C (AMBAC/TCRs Insured)                                    10/01/22                 7.200        3,157,950
     1,000   Truckee Meadows Water Authority
               Revenue Series A (FSA Insured)                                   07/01/07                 5.500        1,109,670
                                                                                                                      4,267,620
-------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY - 0.48%
-------------------------------------------------------------------------------------------------------------------------------
     1,225   New Jersey State Housing & Mortgage Finance
               Agency Revenue Home Buyer Series G (MBIA Insured)                04/01/15                 4.625        1,260,672
-------------------------------------------------------------------------------------------------------------------------------
NEW MEXICO - 1.03%
-------------------------------------------------------------------------------------------------------------------------------
     2,500   New Mexico State Severance Tax Refunding Series A                  07/01/08                 5.000        2,694,925
-------------------------------------------------------------------------------------------------------------------------------
NEW YORK - 9.75%
-------------------------------------------------------------------------------------------------------------------------------
     1,000   Nassau Health Care Corp. Health Systems
               Revenue (FSA Insured)                                            08/01/11                 6.000         1,124,950
     3,500   New York City Municipal Water Finance Authority
               Water & Sewer Systems Revenue Series D                           06/15/11                 5.000         3,735,690
     1,000   New York City Refunding Series B                                   08/01/11                 5.500         1,065,870
     5,000   New York City Series A                                 08/01/06 to 11/01/08        5.000 to 5.250         5,386,050
     2,250   New York City Series C                                 08/01/07 to 08/01/09        5.000 to 5.250         2,421,293
     2,500   New York City Series G                                             08/01/07                 5.250         2,712,800
     1,000   New York City Transitional Finance Authority
               Future Tax Secured Series C (FSA Insured)                        08/01/08                 5.000         1,096,360
     2,000   New York City Transitional Finance Authority
               Revenue Refunded Future Tax Secured Series A                     11/01/26                 5.500         2,181,020
     1,055   New York City Unrefunded Series D (AMBAC/TCRs
               Insured)                                                         02/15/06                 6.500         1,148,220
     2,000   New York State Dorm Authority Revenue, City
               University Systems                                   01/01/06 to 07/01/07                 5.000         2,151,180
       210   New York State Mortgage Agency Revenue
               Homeowner Mortgage Series 63*                                    10/01/18                 5.150           220,758
     2,000   Triborough Bridge & Tunnel Authority
               Refunding Series B                                               11/15/09                 5.000         2,189,200
                                                                                                                      25,433,391
--------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 1.14%
--------------------------------------------------------------------------------------------------------------------------------
     2,650   North Carolina Municipal Power Agency No. 1
               Catawba Electric Revenue Series A (MBIA Insured)                 01/01/09                 5.750         2,976,533
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                         MATURITY              INTEREST
  (000)                                                                           DATES                 RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA - 0.08%
--------------------------------------------------------------------------------------------------------------------------------
$      205   North Dakota State Housing Finance Agency Revenue
               Housing Finance Home Mortgage Series D*                          07/01/16                 6.300%  $       211,704
--------------------------------------------------------------------------------------------------------------------------------
OHIO - 2.42%
--------------------------------------------------------------------------------------------------------------------------------
     1,145   Butler County Transportation Improvement District
               Series A (FSA Insured)                                           04/01/11                 6.000         1,287,747
     2,490   Cleveland Parking Facilities Revenue Refunding
               (MBIA Insured)                                                   09/15/07                 6.000         2,821,419
     2,000   Ohio State Higher Education Capital Facility
               Series A                                                         02/01/07                 5.500         2,208,360
                                                                                                                       6,317,526
--------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA - 1.37%
--------------------------------------------------------------------------------------------------------------------------------
       335   Comanche County Hospital Authority Revenue
               Series A (Connie Lee Insured)                                    07/01/06                 5.100           342,437
     1,050   Oklahoma Housing Finance Agency Single-Family
               Revenue Mortgage Homeownership Loan Series A-1                   09/01/12                 4.400         1,051,900
     2,000   Oklahoma Transportation Authority Turnpike Systems
               Revenue Refunding Series A (AMBAC Insured)                       01/01/07                 5.250         2,187,940
                                                                                                                       3,582,277
--------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 0.26%
--------------------------------------------------------------------------------------------------------------------------------
       400   Blair County Hospital Authority Revenue Hospital
               Altoona Hospital Project A (AMBAC Insured)                       07/01/06                 5.375           435,324
        35   Chester County Hospital Authority Revenue
               (Escrow to Maturity)                                             07/01/09                 7.500            40,133
        60   Lancaster Sewer Authority (Escrow to Maturity)                     04/01/12                 6.000            67,225
       125   Philadelphia Hospital & Higher Education Health
               Systems Jefferson Health Systems A (MBIA Insured)                05/15/07                 5.250           136,449
                                                                                                                         679,131
--------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND - 0.02%
--------------------------------------------------------------------------------------------------------------------------------
        45   Rhode Island Housing & Mortgage Finance Corp.
               Homeownership Opportunity-9-D*                                   10/01/12                 5.150            45,194
--------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA - 3.02%
--------------------------------------------------------------------------------------------------------------------------------
     2,000   Richland County Environmental Improvement Revenue
               Refunding International Paper Co. Projects Series A              10/01/07                 4.250         2,051,360
     5,070   South Carolina Transportation Infrastructure Bank
               Revenue Series A (MBIA Insured)                                  10/01/09                 6.000         5,832,477
                                                                                                                       7,883,837
--------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA - 2.62%
--------------------------------------------------------------------------------------------------------------------------------
     3,040   Sioux Falls Sales Tax Revenue Series B
               (AMBAC Insured)                                                  11/15/06                 5.500         3,370,296
     3,030   South Dakota Health & Educational Facilities
               Authority Revenue Refunding Prairie Lakes
               Healthcare (ACA/CBI Insured)                                     04/01/13                 5.450         3,125,324
       310   South Dakota State Health & Educational Revenue
               St. Lukes Hospital Project (Escrow to
               Maturity)                                                        10/01/07                 6.800           341,223
                                                                                                                       6,836,843
--------------------------------------------------------------------------------------------------------------------------------
TENNESSEE - 5.09%
--------------------------------------------------------------------------------------------------------------------------------
       100   Knox County Health Educational & Hospital Facility
               St. Mary's Medical Center (Escrow to Maturity)                   08/01/03                 7.250           100,000
        80   La Follette Housing Development Corp.
               (FHA/MBIA Insured)                                               01/01/05                 5.400            80,374
     7,300   Metropolitan Government Nashville & Davidson
               County Water Sewer Revenue Cab Converter
               Refunding (FGIC/TCRs)                                            01/01/12                 7.700         9,111,641
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                    MATURITY                    INTEREST
 (000)                                                                      DATES                        RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
TENNESSEE - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
$      150   Metropolitan Government Nashville Health &
               Education Southern Advantist Hospital Health
               Systems (Escrow to Maturity)                                     10/01/09                 8.700%  $       178,409
     4,395   Tennessee Housing Development Agency Homeownership
               Program Issue 3-A*                                               07/01/07                 5.250#        3,793,984
                                                                                                                      13,264,408
--------------------------------------------------------------------------------------------------------------------------------
TEXAS - 10.71%
--------------------------------------------------------------------------------------------------------------------------------
     3,400   Austin Texas Utility Systems Revenue Refunding
               (AMBAC Insured)                                                  11/15/09                 6.750         4,041,512
     5,000   Brazos River Authority Pollution Control Revenue
               Refunding TXU Electric Co. Project Series A*                     10/01/30                 4.950         5,074,700
     2,000   Canutillo Independent School District Refunding
               (PSF/GTD Insured)                                    08/15/10 to 08/15/11                 5.000         2,150,860
     1,930   Conroe Independent School District Refunding
               (PSF/GTD Insured)                                                02/15/14                 5.500         2,112,578
     2,700   El Paso Texas Independent School District
               Refunding                                                        08/15/09                 5.375         3,001,779
     2,480   Fort Bend Independent School District
               (PSF/GTD Insured)                                                08/15/07                 7.000         2,890,068
       490   Harlington Housing Finance Corp. Single-Family
               Mortgage Revenue Series A (FNMA/GNMA
               Collateralized)*                                                 09/01/22                 5.250           515,749
       200   Houston Texas Airport Systems Revenue (Escrow to
               Maturity)                                                        07/01/10                 7.600           237,890
     2,000   Katy Independent School District School Building
               Series A (PSF/GTD Insured)                                       02/15/14                 5.000         2,095,800
       345   South Plains Finance Corp. Refunding Mortgage
               Series C (FNMA/GNMA Collateralized)*                             03/01/21                 7.400           386,524
     6,775   Texas Municipal Power Agency Revenue Unrefunded
               Balance (MBIA Insured)                                           09/01/13                 6.100#        4,220,215
        50   Texas State Public Property Finance Corp. Revenue
               Mental Health Retardation                                        09/01/03                 5.400            50,013
     1,085   Texas State Water Development Board Unrefunded
               Balance                                                          08/01/18                 5.750         1,154,256
                                                                                                                      27,931,944
--------------------------------------------------------------------------------------------------------------------------------
UTAH - 0.83%
--------------------------------------------------------------------------------------------------------------------------------
        80   Utah State Housing Finance Agency Single-Family
               Mortgage Senior Issue Series D-2 (FHA/VA
               Insured)*                                                        01/01/11                 6.450            81,363
     1,805   Utah State Housing Finance Agency Single-Family
               Mortgage Series G-3 Class III*                                   07/01/15                 5.700         1,915,340
       145   Utah State Housing Finance Agency Single-Family
               Mortgage Subseries A-1 (AMBAC Insured)                           07/01/08                 5.900           153,150
        15   Utah State Housing Finance Agency Single-Family
               Mortgage Subseries G (AMBAC Insured)                             07/01/07                 5.650            15,887
        10   Utah State Housing Finance Agency Single-Family
               Mortgage Subseries H-1 (AMBAC Insured)                           07/01/07                 5.650            10,591
                                                                                                                       2,176,331
--------------------------------------------------------------------------------------------------------------------------------
VIRGINIA - 0.39%
--------------------------------------------------------------------------------------------------------------------------------
     1,000   Amelia County Industrial Development Authority
               Solid Waste Disposal Revenue Refunding Waste
               Management Project*                                              04/01/27                 4.900         1,029,850
--------------------------------------------------------------------------------------------------------------------------------
WASHINGTON - 3.26%
--------------------------------------------------------------------------------------------------------------------------------
        20   Washington State Prerefunded Series 93-A                           10/01/12                 5.750            22,734
     6,000   Washington State Public Power Supply Systems
             Nuclear Project Number 1 Revenue Refunding
               Series A                                                         07/01/08                 6.000         6,811,080
     1,480   Washington State Unrefunded Balance Series 93-A
               (FSA Insured)                                                    10/01/12                 5.750         1,672,430
                                                                                                                       8,506,244
--------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA - 1.13%
--------------------------------------------------------------------------------------------------------------------------------
     2,540   Kanawha County Residential Mortgage Revenue
               (Escrow to Maturity)                                             09/01/10                 7.375         2,959,354
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                         MATURITY               INTEREST
  (000)                                                                           DATES                  RATES        VALUE
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
WISCONSIN - 0.43%
--------------------------------------------------------------------------------------------------------------------------------
$    1,000   Wisconsin Housing & Economic Development
               Authority Housing Revenue Series B*                              11/01/03                 5.100%  $     1,007,700
       100   Wisconsin Housing & Economic Development
               Homeownership Revenue Series G*                                  03/01/04                 5.250           101,831
                                                                                                                       1,109,531
--------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds and Notes (cost - $250,307,306)                                                                256,041,994
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES++ - 2.42%
--------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA - 0.38%
--------------------------------------------------------------------------------------------------------------------------------
     1,000   Irvine Ranch Water District Consolidated
               Improvement Districts                                            08/01/03                 0.880         1,000,000
--------------------------------------------------------------------------------------------------------------------------------
INDIANA - 0.04%
--------------------------------------------------------------------------------------------------------------------------------
       100   Indiana Health Facility Financing Authority Hospital
               Revenue Clarian Health Obligation Series B                       08/01/03                 1.000           100,000
--------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS - 0.81%
--------------------------------------------------------------------------------------------------------------------------------
     2,100   Massachusetts State Development Financing Agency
               Revenue Boston University Series R-4                             08/01/03                 0.870         2,100,000
--------------------------------------------------------------------------------------------------------------------------------
NEVADA - 0.12%
--------------------------------------------------------------------------------------------------------------------------------
       300   Clark County Improvement District Local Special
               Improvement 128-A                                                08/01/03                 0.970           300,000
--------------------------------------------------------------------------------------------------------------------------------
NEW YORK - 0.69%
--------------------------------------------------------------------------------------------------------------------------------
       600   New York City Subseries B-2                                        08/01/03                 0.910           600,000
       100   New York City Subseries E-2                                        08/01/03                 0.910           100,000
     1,100   New York City Transitional Finance Authority
               New York City Recovery Project Series 3,
               Subseries 3-E                                                    08/01/03                 0.850         1,100,000
                                                                                                                       1,800,000
--------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 0.15%
--------------------------------------------------------------------------------------------------------------------------------
       400   University of North Carolina Hospital Chapel Hill
               Revenue Series A                                                 08/01/03                 0.970           400,000
--------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA - 0.04%
--------------------------------------------------------------------------------------------------------------------------------
       100   Grand Forks Hospital Facilities Revenue United
               Hospital Obligation Group Project                                08/01/03                 1.000           100,000
--------------------------------------------------------------------------------------------------------------------------------
OHIO - 0.15%
--------------------------------------------------------------------------------------------------------------------------------
       400   Montgomery Country Revenue Miami VY Hospital
               Series A                                                         08/01/03                 0.900           400,000
--------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 0.04%
--------------------------------------------------------------------------------------------------------------------------------
       100   South Fork Municipal Authority Hospital Conemaugh
               Health Systems Series A (MBIA Insured)                           08/01/03                 0.970           100,000
Total Short-Term Municipal Notes (cost - $6,300,000)                                                                   6,300,000
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
--------------------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND - 0.03%
--------------------------------------------------------------------------------------------------------------------------------
        79   Seven Seas Money Market Fund (cost - $79,036)                      08/01/03                 0.260+           79,036
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $256,686,342) - 100.60%                                                                    262,421,030
Liabilities in excess of other assets - (0.60)%                                                                       (1,570,941)
Net Assets - 100.00%                                                                                             $   260,850,089
--------------------------------------------------------------------------------------------------------------------------------

~      Zero coupon bond; interest rate represents annualized yield at date of purchase.
*      Security subject to Alternative Minimum Tax.
+      Interest rate shown reflects yield at July 31, 2003.
++ Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of July 31, 2003.
ACA    American Capital Access
AMBAC  American Municipal Bond Assurance Corporation
CBI    Certificates of Bond Insurance
FGIC   Federal Guaranty Insurance Corporation
FHA    Federal Housing Authority
FNMA   Federal National Mortgage Association
FSA    Financial Security Assurance
GNMA   Government National Mortgage Association
GTD    Guaranteed
IBC    Insured Bond Certificate
MBIA   Municipal Bond Investors Assurance
PSF    Permanent School Fund
TCRs   Transferable Custodial Receipts
VA     Veterans Association

                 See accompanying notes to financial statements

UBS PACE Global Fixed Income Investments
Portfolio of Investments - July 31, 2003

PRINCIPAL
 AMOUNT                                                                   MATURITY                 INTEREST
 (000)*                                                                    DATES                     RATES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - 98.96%
--------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA - 1.94%
--------------------------------------------------------------------------------------------------------------------------------
     7,920   Government of Australia                                            11/15/06                 6.750%  $     5,409,193
USD    360   National Australia Bank Ltd.                                       05/19/10                 8.600           442,491
USD    700   Telstra Corp. Ltd.                                                 04/01/12                 6.375           750,233
                                                                                                                       6,601,917
--------------------------------------------------------------------------------------------------------------------------------
AUSTRIA - 1.01%
--------------------------------------------------------------------------------------------------------------------------------
     3,160   Republic of Austria                                                10/20/13                 3.800         3,416,544
--------------------------------------------------------------------------------------------------------------------------------
BELGIUM - 2.05%
--------------------------------------------------------------------------------------------------------------------------------
     5,700   Kingdom of Belgium                                     09/28/13 to 03/28/28        4.250 to 8.000         6,973,807
--------------------------------------------------------------------------------------------------------------------------------
CANADA - 5.60%
--------------------------------------------------------------------------------------------------------------------------------
    25,630   Government of Canada                                   09/01/07 to 12/01/31        4.000 to 5.250        19,008,998
--------------------------------------------------------------------------------------------------------------------------------
CHANNEL ISLANDS - 0.32%
--------------------------------------------------------------------------------------------------------------------------------
EUR    900   Credit Suisse Group Capital V                                      07/09/09                 6.250         1,102,966
--------------------------------------------------------------------------------------------------------------------------------
DENMARK - 5.41%
--------------------------------------------------------------------------------------------------------------------------------
   112,781   Kingdom of Denmark                                     03/15/06 to 11/15/13        5.000 to 8.000        18,366,830
--------------------------------------------------------------------------------------------------------------------------------
FINLAND - 2.49%
--------------------------------------------------------------------------------------------------------------------------------
     6,860   Republic of Finland                                                07/04/06                 2.750         7,682,125
       650   UPM-Kymmene OYJ                                                    01/23/12                 6.125           780,146
                                                                                                                       8,462,271
--------------------------------------------------------------------------------------------------------------------------------
FRANCE - 1.40%
--------------------------------------------------------------------------------------------------------------------------------
       190   Casino Guichard Perrachon SA                                       03/06/08                 6.000           226,648
     2,010   France Telecom                                         03/14/04 to 01/28/33        5.750 to 8.125         2,442,089
     1,220   Republic of France                                                 10/25/32                 5.750         1,527,840
       500   Veolia Environnement                                               05/28/13                 4.875           550,631
                                                                                                                       4,747,208
--------------------------------------------------------------------------------------------------------------------------------
GERMANY - 1.07%
--------------------------------------------------------------------------------------------------------------------------------
       255   Continental AG                                                     12/05/08                 6.875           319,508
     2,740   Federal Republic of Germany                            02/17/06 to 01/04/31        5.000 to 5.500         3,303,726
                                                                                                                       3,623,234
--------------------------------------------------------------------------------------------------------------------------------
GREECE - 1.97%
--------------------------------------------------------------------------------------------------------------------------------
     5,630   Hellenic Republic                                      05/20/13 to 10/22/22        4.600 to 5.900         6,677,474
--------------------------------------------------------------------------------------------------------------------------------
HUNGARY - 0.47%
--------------------------------------------------------------------------------------------------------------------------------
   374,000   Republic of Hungary                                                10/12/05                 8.500         1,583,704
--------------------------------------------------------------------------------------------------------------------------------
IRELAND - 0.13%
--------------------------------------------------------------------------------------------------------------------------------
       350   Allied Irish Banks PLC                                             02/28/11                 7.500           455,833
--------------------------------------------------------------------------------------------------------------------------------
ITALY - 2.33%
--------------------------------------------------------------------------------------------------------------------------------
     1,500   Argo Mortgage SRL                                                  10/28/36                 2.810         1,685,812
       510   Intesabci Capital Trust                                            07/12/11                 6.988           633,678
       840   Republic of Italy                                      07/01/05 to 07/15/05        4.000 to 4.750           975,058
USD  1,900   Republic of Italy                                                  07/15/08                 2.500         1,815,150
       580   Sanpaolo IMI SpA                                                   04/06/10                 6.375           733,417
     1,670   UniCredito Italiano SpA                                03/16/11 to 02/28/12        6.000 to 6.100         2,073,093
                                                                                                                       7,916,208
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                   MATURITY                 INTEREST
 (000)*                                                                     DATES                    RATES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
JAPAN - 11.33%
--------------------------------------------------------------------------------------------------------------------------------
    77,000   Development Bank of Japan (2)                                      09/20/22                 1.700%  $       671,474
   100,000   Export-Import Bank of Japan                                        10/01/03                 4.375           836,001
 2,925,700   Government of Japan                                    06/20/06 to 09/20/22        0.400 to 2.500        25,159,335
   310,000   Japan Finance Corp. for Municipal Entities                         02/21/12                 1.550         2,743,193
 1,045,000   Japan Government Bond                                  06/20/11 to 12/20/11        1.200 to 1.500         9,095,542
                                                                                                                      38,505,545
--------------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG - 0.17%
--------------------------------------------------------------------------------------------------------------------------------
       450   Sogerim SA                                                         04/20/11                 7.000           574,938
--------------------------------------------------------------------------------------------------------------------------------
MALAYSIA - 0.23%
--------------------------------------------------------------------------------------------------------------------------------
USD    250   Petroliam Nasional Berhad                                          08/15/15                 7.750           290,625
EUR    400   Petronas Capital Ltd.                                              05/22/09                 6.375           495,331
                                                                                                                         785,956
--------------------------------------------------------------------------------------------------------------------------------
MEXICO - 0.31%
--------------------------------------------------------------------------------------------------------------------------------
USD    880   United Mexican States                                  03/12/08 to 02/17/09       8.625 to 10.375         1,071,500
--------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS - 4.27%
--------------------------------------------------------------------------------------------------------------------------------
     1,630   Deutsche Telekom International Finance BV              07/06/05 to 01/24/33        1.000 to 8.125         2,094,872
USD    250   Deutsche Telekom International Finance BV                          06/01/32                 9.250           314,053
     8,130   Government of the Netherlands                          07/15/08 to 01/15/28        5.000 to 5.500         9,800,742
USD    520   ING Bank NV (1)                                                    05/01/15                 5.125           501,061
       510   Koninklijke KPN NV                                                 11/05/08                 4.750           589,731
       530   Koninklijke (Royal) KPN NV                                         06/30/04                 4.000           602,745
       510   Telefonica Europe BV                                               02/14/13                 5.125           587,947
                                                                                                                      14,491,151
--------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND - 0.15%
--------------------------------------------------------------------------------------------------------------------------------
EUR    440   Fonterra Co-Operative Group Ltd.                                   05/21/07                 5.250           522,460
--------------------------------------------------------------------------------------------------------------------------------
POLAND - 1.17%
--------------------------------------------------------------------------------------------------------------------------------
    16,100   Government of Poland                                   04/21/04 to 10/24/13        4.950 to 5.000#        3,976,235
--------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA - 0.84%
--------------------------------------------------------------------------------------------------------------------------------
 3,200,000   Republic of South Korea                                04/10/07 to 07/10/07        6.150 to 7.170         2,839,711
--------------------------------------------------------------------------------------------------------------------------------
SPAIN - 3.37%
--------------------------------------------------------------------------------------------------------------------------------
     9,338   Kingdom of Spain                                       07/30/05 to 07/30/32        4.950 to 6.000        11,451,254
--------------------------------------------------------------------------------------------------------------------------------
SWEDEN - 5.93%
--------------------------------------------------------------------------------------------------------------------------------
EUR    450   Assa Abloy AB                                                      12/04/06                 5.125           529,655
   131,900   Kingdom of Sweden                                      08/15/07 to 10/08/12        5.250 to 8.000        17,412,908
EUR    650   Nordbanken AB                                                      12/13/10                 6.000           778,458
EUR  1,200   Svenska Hadelsbanken AB                                            03/07/11                 5.500         1,427,988
                                                                                                                      20,149,009
--------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - 4.45%
--------------------------------------------------------------------------------------------------------------------------------
EUR    800   Bank of Scotland                                                   12/05/13                 5.125           945,943
EUR    700   Barclays Bank PLC                                      03/08/11 to 03/31/13        4.875 to 5.750           844,186
USD    160   British Telecom PLC                                                12/15/30                 8.625           196,538
EUR    630   British Telecom PLC                                                02/15/11                 6.875           813,051
EUR    500   Compass Group PLC                                                  05/29/09                 6.000           611,437

PRINCIPAL
 AMOUNT                                                                   MATURITY                 INTEREST
 (000)*                                                                     DATES                    RATES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
USD  1,400   Diageo Capital PLC                                                 11/19/07                 3.500%  $     1,396,661
EUR    650   Hilton Group Finance PLC                                           07/17/09                 6.500           801,627
EUR    400   HSBC Capital Funding LP                                            06/30/15                 5.774           546,294
USD    800   HSBC Holdings PLC                                                  12/12/12                 5.250           796,836
EUR  1,000   Imperial Tobacco Finance                                           06/06/07                 6.250         1,205,860
EUR  1,000   Marks & Spenser PLC                                                11/07/06                 5.125         1,179,075
EUR    700   NGG Finance PLC                                                    08/23/11                 6.125           854,373
EUR    870   North West Water Finance PLC                                       03/18/09                 4.875         1,009,822
EUR    590   RBS Capital Trust I                                                06/30/12                 6.467           731,663
EUR    850   Rentokil Initial PLC                                               05/21/07                 5.750         1,017,254
EUR    750   Royal Bank of Scotland                                             04/22/15                 4.875           842,280
       800   United Kingdom Treasury Bonds                                      03/07/12                 5.000         1,332,160
                                                                                                                      15,125,060
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 40.55%
--------------------------------------------------------------------------------------------------------------------------------
       127   ABSC Long Beach Home Equity Loan Trust,
               Series 2000-LB1, Class AV                                        08/21/30                 1.360+          127,329
       220   Alabama Power Co.                                                  05/01/08                 3.125           214,212
       520   American Electric Power, Inc.                                      05/15/06                 6.125           561,067
       670   Bank of America Corp.                                  08/15/08 to 04/15/12        3.250 to 6.250           650,669
EUR    800   Bank of America Corp.                                              03/03/08                 3.625           892,889
       330   Bank of New York                                                   07/01/07                 5.200           350,347
     3,530   Bank One Corp.                                         02/01/06 to 01/30/13        2.625 to 6.500         3,580,188
     3,200   BMW Vehicle Owner Trust                                            11/25/05                 1.450         3,201,612
     1,100   Boeing Capital Corp.                                               12/01/03                 6.680         1,119,187
     4,000   Capital Auto Receivables Asset Trust,
               Series 2003-2, Class A-4B                                        01/15/09                 1.167         3,994,400
       360   Cendant Corp.                                                      01/15/08                 6.250           387,496
     3,000   Citibank Credit Card Master Trust I,
               Series 1999-7, Class A                                           11/15/06                 6.650         3,192,190
EUR    500   Citigroup, Inc.                                                    11/14/07                 4.625           583,663
       510   Comcast Cable Communications, Inc.                                 01/30/11                 6.750           550,372
     1,000   Comcast Corp.                                                      01/15/14                 5.300           952,320
       800   ConocoPhillips                                                     10/15/12                 4.750           788,240
       200   Countrywide Funding Corp., Series 1994-7,
               Class A12                                                        03/25/24                 2.300+          200,416
       900   Countrywide Home Loans, Inc.                           02/01/07 to 05/15/07        5.500 to 5.625           963,751
       370   CS First Boston, Inc.                                              01/15/12                 6.500           398,776
     1,127   CS First Boston Mortgage Securities Corp.
               Series 2003-1, Class 2A4                                         01/25/33                 1.700+        1,131,425
     4,000   Daimler Chrysler Auto Trust, Series 2002-A,
               Class A3                                                         04/06/06                 3.850         4,086,818
       600   Daimler Chrysler North America                                     09/01/04                 6.900           628,580
     1,150   Discover Card Master Trust I, Series 2001-5,
               Class A                                                          11/16/06                 5.300         1,185,236
       330   Dominion Resources, Inc.                                           03/15/33                 6.300           309,850
       190   DTE Energy Co.                                                     04/15/33                 6.375           171,722
       300   Equal Office Properties Trust Operating LP                         01/15/04                 6.500           306,329
     1,743   EQCC Home Equity Loan Trust, Series 1999-03,
               Class A3F                                                        11/25/24                 7.067         1,774,129
     1,500   European Investment Bank                                           06/16/08                 3.000         1,474,293
     1,280   Federal Home Loan Bank                                 04/01/32 to 05/01/33        6.000 to 7.000         1,304,496
       209   Federal Home Loan Mortgage Corp., Series 1686,
               Class FA                                                         02/15/24                 2.025+          208,217

PRINCIPAL
 AMOUNT                                                                   MATURITY                 INTEREST
 (000)*                                                                    DATES                     RATES             VALUE
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - (CONTINUED)
       973   Federal Home Loan Mortgage Corp., Series 2157,
               Class F                                                          05/15/29                 1.456%+  $      969,729
         9   Federal Home Loan Mortgage Corp., Series 2271,
               Class PY                                                         03/15/29                 6.500             8,822
       761   Federal Home Loan Mortgage Corp., Series 2326,
               Class FC                                                         06/15/29                 1.607+          758,954
       229   Federal Home Loan Mortgage Corp., Series 2334,
               Class FA                                                         07/15/31                 1.607+          229,299
     1,442   Federal Home Loan Mortgage Corp., Series 2394,
               Class FX                                                         12/15/31                 1.817+        1,448,264
       286   Federal Home Loan Mortgage Corp., Series 2396,
               Class FM                                                         12/15/31                 1.557+          284,222
     3,730   Federal Home Loan Mortgage Corp., Series 2562,
               Class PC                                                         02/15/13                 4.500         3,779,803
     1,488   Federal Home Loan Mortgage Corp., Series 2589,
               Class F                                                          03/17/33                 1.301+        1,486,035
       851   Federal Home Loan Mortgage Corp., Series 2603,
               Class F                                                          04/15/33                 1.410+          840,036
     4,000   Federal Home Loan Mortgage Corp. TBA                                    TBA                 6.500         4,116,240
       495   Federal National Mortgage Association                  05/15/06 to 02/01/31        2.250 to 7.500           511,533
       440   Federal National Mortgage Association REMIC,
               Trust Series 1997-68, Class FC                                   05/18/27                 1.625+          441,718
       513   Federal National Mortgage Association REMIC,
               Trust Series 2001-61, Class FM                                   10/18/16                 1.351+          514,500
       393   Federal National Mortgage Association REMIC,
               Trust Series 2002-60, Class FH                                   08/25/32                 2.100+          396,276
       322   Federal National Mortgage Association REMIC,
               Trust Series 2002-66, Class FG                                   09/25/32                 2.100+          320,036
     1,500   Federal National Mortgage Association REMIC,
               Trust Series G93-27, Class FC                                    08/25/23                 2.025+        1,513,492
    30,000   Federal National Mortgage Association TBA                               TBA        5.000 to 6.000        29,190,960
       190   Ford Motor Co.                                                     02/01/29                 6.375           143,623
       490   Ford Motor Credit Co.                                              02/01/06                 6.875           514,555
       380   Franklin Resources, Inc.                                           04/15/08                 3.700           377,218
       750   General Motors Acceptance Corp.                        05/16/05 to 02/01/07        5.250 to 6.125           771,875
       360   General Motors Corp.                                               05/01/28                 6.750           286,032
       250   Georgia Power Co.                                      07/15/07 to 04/15/23        4.875 to 5.750           250,999
       470   Goldman Sachs Group, Inc.                              04/01/13 to 07/15/13        4.750 to 5.250           451,978
EUR  1,600   Goldman Sachs Group, Inc.                                          08/04/10                 4.250         1,773,593
     3,542   Government National Mortgage Association               06/15/31 to 08/15/32        6.500 to 7.500         3,693,011
       983   Government National Mortgage Association REMIC,
               Series 1999-7, Class FA                                          03/16/29                 1.403+          983,149
       993   Government National Mortgage Association REMIC,
               Series 2000-16, Class FH                                         04/16/19                 1.553+          993,857
       426   Government National Mortgage Association REMIC,
               Series 2000-30, Class F                                          12/16/22                 1.653+          428,052
     1,000   Government National Mortgage Association TBA                            TBA                 5.000           958,440
       243   GSR Mortgage Loan Trust, Series 2003-5F, Class 1A3                 08/25/32                 2.185+          242,656
     3,000   Honda Auto Receivables Owner Trust, Series
               2003-2, Class A2                                                 12/21/05                 1.340+        2,997,690
     3,000   Household Automotive Trust, Series
               2003-1, Class A3                                                 12/17/07                 1.730+        2,977,784
EUR    800   Household Finance Corp.                                            06/24/09                 5.125           939,175
       800   Imperial Tobacco Overseas BV                                       04/01/09                 7.125           873,670
       411   J.P. Morgan Chase Commercial Mortgage Securities,
               Series 2002, Class FL1                                           02/14/14                 1.460+          411,323
     1,800   J.P. Morgan Chase & Co. (1)                            05/01/08 to 01/02/13        3.625 to 6.750+        1,843,607
       290   John Hancock Financial Services, Inc.                              12/01/08                 5.625           309,084
       780   KeySpan Corp.                                          11/15/10 to 11/15/30        7.625 to 8.000           934,128
     1,200   Lehman Brothers Holdings, Inc.                                     08/07/08                 3.500         1,171,775
       250   MBNA Corp.                                                         01/17/07                 6.250           268,838
        20   Mellon Funding Corp.                                               05/14/11                 6.400            21,950
       450   Merrill Lynch & Co., Inc.                                          07/15/08                 3.125           432,943
       560   Morgan Stanley & Co.                                               03/01/13                 5.300           550,698
     1,673   Novastar Home Equity Loan Series 2003-1, Class A1                  05/25/33                 1.480+        1,675,972
       100   Ohio Power Co.                                                     01/15/14                 4.850            95,071

 PRINCIPAL
  AMOUNT                                                                  MATURITY                 INTEREST
  (000)*                                                                    DATES                    RATES             VALUE
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
     4,962   Option One Trust                                       02/25/32 to 06/25/32        1.330 to 1.370%+ $     4,963,221
       730   PNC Funding Corp.                                                  08/01/06                 5.750           788,419
       440   PPL Energy Supply LLC                                              11/01/11                 6.400           459,155
       910   Progress Energy, Inc.                                  03/01/04 to 03/01/11        6.550 to 7.100           967,143
       250   RBS Capital Trust I                                                07/01/13                 4.709           232,184
     3,250   Residential Asset Securities Corp. Series
             2003-KS6, Class A2                                                 08/25/33                 1.400+        3,250,000
EUR    440   Sanpaolo IMI Capital Trust                                         11/10/10                 8.126           588,506
     1,510   SLM Corp.                                              03/17/08 to 08/27/12        3.625 to 5.125         1,491,443
       170   Southern Power Co.                                                 07/15/12                 6.250           180,380
       656   Structured Asset Securities Corp.                                  04/25/29                 1.360+          656,147
       500   Superior Wholesale Inventory Trust                                 03/15/06                 1.197+          499,972
     1,200   Time Warner, Inc.                                                  08/15/04                 7.975         1,260,792
     1,500   Toyota Motor Credit Corp.                                          10/11/05                 7.000         1,651,453
     3,127   U.S. Treasury Notes                                                01/15/07                 3.375         3,361,850
     1,390   US Bank, N.A.                                                      08/01/11                 6.375         1,522,278
       270   USA Education, Inc.                                                04/10/07                 5.625           289,195
     1,100   Verizon Global Funding Corp.                                       09/01/12                 7.375         1,243,360
     1,400   Verizon Wireless, Inc.                                             12/15/06                 5.375         1,496,754
       100   Virginia Electric & Power Co.                                      02/01/07                 5.375           106,720
       250   Washington Mutual Bank                                             01/15/13                 5.500           253,027
     2,720   Wells Fargo Bank N.A.                                              02/01/11                 6.450         3,020,639
                                                                                                                     137,755,522
--------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Global Debt Securities (cost - $321,163,965)                                                         336,185,335
--------------------------------------------------------------------------------------------------------------------------------

 NUMBER OF
 WARRANTS
   (000)
--------------------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.00%
--------------------------------------------------------------------------------------------------------------------------------
VENEZUELA - 0.00%
--------------------------------------------------------------------------------------------------------------------------------
         4   Republic of Venezuela, expires 04/15/20++++**
              (cost - $0)                                                                                                      0
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
 (000)*
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.09%
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 0.09%
--------------------------------------------------------------------------------------------------------------------------------
       300   U.S. Treasury Bills++(cost - $298,706)                             01/15/04                 0.930@          298,706
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
CONTRACTS
--------------------------------------------------------------------------------------------------------------------------------
OPTIONS - 0.00%
--------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED  -  0.00%
--------------------------------------------------------------------------------------------------------------------------------
       342   Euro Dollar Bonds 2 Year Mid-Curve Futures, strike
              @ $97.50, expires 12/12/03 (cost - $115,300)                                                                17,100
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
 (000)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 7.65%
--------------------------------------------------------------------------------------------------------------------------------
USD 25,984   Repurchase Agreement dated 07/31/03 with State
               Street Bank & Trust Co., collateralized by
               $17,896,224 U.S. Treasury Bills, zero coupon due
               01/29/04 and $8,224,735 U.S. Treasury Notes,
               1.625% to 7.250% due 08/15/04 to 08/15/11;
               (value - $26,507,088); proceeds: $25,984,707
               (cost - $25,984,000)                                             08/01/03                 0.980        25,984,000
================================================================================================================================

NUMBER OF
  SHARES                                                                        MATURITY               INTEREST
  (000)                                                                           DATE                   RATE^         VALUE
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED  -  0.21%
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND - 0.21%
--------------------------------------------------------------------------------------------------------------------------------
       700   UBS Private Money Market Fund LLC (cost - $700,020)                08/01/03                 1.030%  $       700,020
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $348,261,991) - 106.91%                                                                    363,185,161
Liabilities in excess of other assets - (6.91)%                                                                      (23,465,897)
Net Assets - 100.00%                                                                                             $   339,719,264
--------------------------------------------------------------------------------------------------------------------------------

Note: The Portfolio of Investments is listed by the issuer's country of origin.

*     In local currency unless otherwise indicated.

** Security is being fair valued by a valuation committee under the direction of the board of trustees.

+ Floating rate securities. The interest rates shown are the current rates as of July 31, 2003.

^     Interest rate shown reflects yield at July 31, 2003.

# Interest rates shown reflect yield to maturity at purchase date for zero coupon bonds.

++ Entire or partial amount pledged as collateral for futures and options transactions.

++++  Illiquid security.

@     Interest rate shown is discount rate at date of purchase.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.69% of net assets as of July 31, 2003, may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)   Security, or portion thereof, was on loan at July 31, 2003.

REMIC Real Estate Mortgage Investment Conduit

TBA (To Be Assigned) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

EUR   Euro Dollars

USD   U.S. Dollars

 NUMBER OF
 CONTRACTS                                                                                                             VALUE
--------------------------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS

CALL OPTIONS WRITTEN
     342     Euro Dollar Bonds 2 Year Mid-Curve Futures, strike
               @ $98.00, expires 12/12/03 (premiums received
               $25,650)                                                                                           $         4,275
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    UNREALIZED
NUMBER OF                                                                       IN                EXPIRATION       APPRECIATION
CONTRACTS                  CONTRACTS TO RECEIVE                            EXCHANGE FOR              DATES        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS
        23   Euro Bonds 10 Year Futures                                    $   3,055,003        September 2003   $       109,973
        90   U.S. Treasury Note 10 Year Futures                               10,106,906        September 2003           150,656
                                                                                                                         260,629
--------------------------------------------------------------------------------------------------------------------------------
                          CONTRACTS TO DELIVER
--------------------------------------------------------------------------------------------------------------------------------
        73   Euro Bonds 2 Year Futures                                         8,757,736        September 2003           (63,135)
       177   Euro Bonds 5 Year Futures                                        22,614,677        September 2003          (487,525)
        13   U.S. Treasury Note 5 Year Futures                                 1,500,891        September 2003           (53,625)
         5   U.S. Treasury Note 20 Year Futures                                  595,508        September 2003           (67,383)
                                                                                                                        (671,668)
Total Futures Contracts                                                                                          $      (411,039)
--------------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                    UNREALIZED
                                 CONTRACTS TO             IN            MATURITY   APPRECIATION
                                   DELIVER            EXCHANGE FOR       DATES    (DEPRECIATION)
------------------------------------------------------------------------------------------------
Australian Dollar                     8,900,000    USD      5,784,468   08/19/03  $       35,342
Canadian Dollar                      13,981,266    USD      9,910,000   08/19/03         (11,716)
Canadian Dollar                       3,494,143    USD      2,477,237   09/26/03           2,368
Canadian Dollar                       3,474,055    USD      2,470,000   11/19/03          15,837
Euro Dollar                           8,460,000    GBP      5,838,569   08/19/03         (82,390)
Euro Dollar                          12,979,850    JPY  1,780,203,580   08/19/03         110,556
Euro Dollar                          25,907,187    USD     29,450,413   08/19/03         367,877
Euro Dollar                          30,777,626    GBP     21,678,220   09/26/03         122,050
Euro Dollar                          11,070,000    JPY  1,512,936,900   09/26/03          86,953
Euro Dollar                           9,827,312    USD     11,225,850   09/26/03         206,326
Euro Dollar                           9,193,356    USD     10,361,763   11/19/03          67,617
Great Britain Pounds                  3,247,421    EUR      4,700,000   08/19/03          71,909
Great Britain Pounds                 10,690,326    USD     16,933,477   09/26/03        (205,761)
Japanese Yen                        565,342,400    EUR      4,160,000   08/19/03         (13,801)
Japanese Yen                      3,294,956,050    USD     27,652,297   08/19/03         274,243
Japanese Yen                      5,556,469,070    EUR     41,809,398   09/26/03         327,257
Japanese Yen                      1,760,000,000    EUR     12,913,176   11/19/03        (104,138)
Japanese Yen                        502,064,719    USD      4,230,407   11/19/03          46,256
Polish Zloty                         12,600,000    EUR      2,835,538   08/19/03         (29,538)
Polish Zloty                          6,000,000    USD      1,563,274   08/19/03          19,390
Polish Zloty                          8,742,000    USD      2,225,787   11/19/03          (1,431)
South Korean Won                  1,450,765,920    USD      1,225,309   08/19/03          (1,658)
Swedish Krona                         5,690,889    USD        708,439   08/19/03          16,680
Swiss Franc                           7,145,264    USD      5,525,305   08/19/03         320,828
United States Dollar                  6,375,960    AUD      9,870,000   08/19/03            (243)
United States Dollar                 11,248,643    CAD     16,071,090   08/19/03         156,103
United States Dollar                  5,310,000    CHF      7,145,264   08/19/03        (105,523)
United States Dollar                 33,319,829    EUR     29,139,727   08/19/03        (608,555)
United States Dollar                  4,550,866    GBP      2,851,284   08/19/03          31,747
United States Dollar                 43,635,857    JPY  5,206,444,623   08/19/03        (373,430)
United States Dollar                  1,188,957    KRW  1,450,765,920   08/19/03          38,010
United States Dollar                  3,148,009    PLN     12,300,000   08/19/03          16,952
United States Dollar                    978,262    SEK      5,690,889   08/19/03          13,497
United States Dollar                    949,292    AUD      1,461,000   09/26/03          (9,221)
United States Dollar                  5,946,162    EUR      5,318,570   09/26/03          17,638
United States Dollar                 26,152,817    JPY  3,109,569,919   09/26/03        (282,750)
United States Dollar                  2,480,000    CAD      3,508,697   11/19/03          (1,365)

                                                                                    UNREALIZED
                                 CONTRACTS TO              IN           MATURITY   APPRECIATION
                                   DELIVER            EXCHANGE FOR       DATES    (DEPRECIATION)
------------------------------------------------------------------------------------------------
United States Dollar                 11,722,230    EUR     10,445,154   11/19/03  $      (26,399)
United States Dollar                  9,915,685    JPY  1,176,584,902   11/19/03        (110,158)
United States Dollar                  1,217,647    KRW  1,450,765,920   11/19/03             515
United States Dollar                    705,366    SEK      5,690,889   11/19/03         (16,523)
                                                                                  $      381,351
------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:

AUD   Australian Dollars
CAD   Canadian Dollars
CHF   Swiss Francs
EUR   Euro Dollars
GBP   Great Britain Pounds
JPY   Japanese Yen
KRW   South Korean Won
PLN   Polish Zloties
SEK   Swedish Krona
USD   U.S. Dollars

INVESTMENTS BY TYPE OF ISSUER

                                                          PERCENT OF PORTFOLIO ASSETS
                                                          ---------------------------
                                                             LONG-TERM   SHORT-TERM
-------------------------------------------------------------------------------------
Government and other public issuers                            61.70%      0.08%
Repurchase agreements                                             --       7.15
Bank and other financial institutions                          19.74         --
Industrial                                                     11.14         --
Money Market Funds                                                --       0.19
Total                                                          92.58%      7.42%
-------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE Large Co Value Equity Investments
Portfolio of Investments - July 31, 2003

COMMON STOCKS - 98.62%                                   NUMBER OF
SECURITY DESCRIPTION                                       SHARES      VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.70%
--------------------------------------------------------------------------------
Boeing Co.                                                156,200   $  5,173,344
Goodrich Corp.                                            190,800      4,388,400
Lockheed Martin Corp.                                     173,000      9,054,820
Precision Castparts Corp.                                  98,300      3,170,175
United Technologies Corp.                                 122,637      9,225,982
                                                                      31,012,721
--------------------------------------------------------------------------------
AUTO COMPONENTS - 0.97%
--------------------------------------------------------------------------------
Dana Corp.                                                188,100      2,896,740
Johnson Controls, Inc.                                     26,200      2,531,182
Lear Corp.*                                                51,800      2,692,564
                                                                       8,120,486
--------------------------------------------------------------------------------
AUTOMOBILES - 0.87%
--------------------------------------------------------------------------------
General Motors Corp.                                      195,400      7,313,822
--------------------------------------------------------------------------------
BANKS - 13.11%
--------------------------------------------------------------------------------
Bank of America Corp.                                     382,650     31,595,410
Bank One Corp.                                            180,300      7,132,668
First Tennessee National Corp. (1)                        121,300      5,203,770
Flagstar Bancorp, Inc.                                    157,700      3,124,037
Golden West Financial Corp.                                49,100      4,055,660
GreenPoint Financial Corp.                                 56,400      2,834,664
KeyCorp                                                   183,000      4,924,530
M&T Bank Corp.                                             55,400      4,906,778
National City Corp.                                       228,700      7,535,665
U.S. Bancorp, Inc.                                        313,700      7,691,924
Wachovia Corp.                                            137,800      6,020,482
Washington Mutual, Inc.                                   327,800     12,941,544
Wells Fargo & Co.                                         236,350     11,942,766
                                                                     109,909,898
--------------------------------------------------------------------------------
BEVERAGES - 1.46%
--------------------------------------------------------------------------------
Diageo PLC, ADR (1)                                       144,950      6,008,178
PepsiCo, Inc.                                             135,500      6,242,485
                                                                      12,250,663
--------------------------------------------------------------------------------
CHEMICALS - 1.97%
--------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                             71,150      3,307,052
E.I. du Pont de Nemours & Co.                             209,200      9,192,248
Monsanto Co.                                              176,600      4,061,800
                                                                      16,561,100
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 1.06%
--------------------------------------------------------------------------------
Cendant Corp.*                                            319,850      5,741,308
CheckFree Corp.* (1)                                      117,000      3,148,470
                                                                       8,889,778
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.02%
--------------------------------------------------------------------------------
Nokia Corp., ADR                                          195,750   $  2,994,975
Scientific-Atlanta, Inc.                                  183,400      5,555,186
                                                                       8,550,161
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.59%
--------------------------------------------------------------------------------
Apple Computer, Inc.*                                     123,500      2,599,675
EMC Corp.*                                                256,000      2,723,840
Hewlett-Packard Co.                                       570,476     12,076,977
International Business Machines Corp.                     111,350      9,047,187
Storage Technology Corp.*                                 136,900      3,647,016
                                                                      30,094,695
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.52%
--------------------------------------------------------------------------------
Pactiv Corp.*                                             218,900      4,323,275
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 10.72%
--------------------------------------------------------------------------------
American Express Co.                                      117,381      5,184,719
Bear Stearns Cos., Inc. (1)                                73,300      4,911,100
Capital One Financial Corp. (1)                            60,900      2,917,719
Citigroup, Inc.                                           808,560     36,223,488
Federal Home Loan Mortgage Corp.                           50,400      2,462,040
Federal National Mortgage Association                      82,700      5,296,108
Goldman Sachs Group, Inc.                                  45,300      3,947,442
J.P. Morgan Chase & Co.                                   291,800     10,227,590
Lehman Brothers Holdings, Inc. (1)                         45,300      2,866,131
Merrill Lynch & Co., Inc.                                 152,700      8,302,299
Morgan Stanley & Co.                                       84,050      3,987,332
New Century Financial Corp. (1)                           153,150      3,545,422
                                                                      89,871,390
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 5.17%
--------------------------------------------------------------------------------
AT&T Corp.                                                165,780      3,524,483
BellSouth Corp.                                           443,800     11,303,586
SBC Communications, Inc.                                  341,000      7,965,760
Sprint Corp.-Fon Group                                    291,800      4,120,216
Verizon Communications                                    471,639     16,441,335
                                                                      43,355,380
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 5.87%
--------------------------------------------------------------------------------
DTE Energy Co.                                             82,900      2,960,359
Dominion Resources, Inc.                                   86,900      5,222,690
Entergy Corp.                                             173,000      8,911,230
Exelon Corp.                                              110,300      6,338,941
FirstEnergy Corp.                                          84,300      2,907,507
Hawaiian Electric Industries, Inc.                         50,200      2,135,006
PPL Corp.                                                 148,400      5,875,156

COMMON STOCKS                                            NUMBER OF
SECURITY DESCRIPTION                                       SHARES      VALUE
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (CONCLUDED)
--------------------------------------------------------------------------------
Progress Energy, Inc.                                     115,931   $  4,723,029
Public Service Enterprise Group, Inc.                     199,350      8,123,512
Southern Co.                                               71,300      2,027,772
                                                                      49,225,202
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.41%
--------------------------------------------------------------------------------
American Power Conversion Corp.                           196,500      3,424,995
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.34%
--------------------------------------------------------------------------------
Arrow Electronics, Inc.*                                  168,800      2,878,040
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 0.57%
--------------------------------------------------------------------------------
Nabors Industries Ltd.                                     75,700      2,710,060
Noble Corp.*                                               62,900      2,067,523
                                                                       4,777,583
--------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.65%
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                           143,800      3,386,490
Winn-Dixie Stores, Inc. (1)                               177,800      2,037,588
                                                                       5,424,078
--------------------------------------------------------------------------------
FOOD PRODUCTS - 1.54%
--------------------------------------------------------------------------------
ConAgra Foods, Inc.                                       341,500      7,693,995
H.J. Heinz Co.                                            152,750      5,202,665
                                                                      12,896,660
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.24%
--------------------------------------------------------------------------------
Fisher Scientific International, Inc.*                     53,000      2,003,400
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 1.87%
--------------------------------------------------------------------------------
Anthem, Inc.*                                              23,950      1,808,464
HCA, Inc.                                                  94,400      3,327,600
McKesson Corp.                                             59,100      1,906,566
PacifiCare Health Systems, Inc.*                           86,200      4,818,580
WellPoint Health Networks, Inc.*                           46,100      3,856,265
                                                                      15,717,475
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.59%
--------------------------------------------------------------------------------
Carnival Corp.                                             64,900      2,226,719
Starwood Hotels & Resorts Worldwide, Inc.                  82,400      2,686,240
                                                                       4,912,959
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 1.06%
--------------------------------------------------------------------------------
KB HOME                                                    64,000      3,623,040
Koninklijke (Royal) Philips Electronics N.V., ADR         255,124      5,298,925
                                                                       8,921,965
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.78%
--------------------------------------------------------------------------------
Clorox Co.                                                 68,050      2,952,690
Dial Corp.                                                142,800      2,796,024
Procter & Gamble Co.                                      104,100      9,147,267
                                                                      14,895,981
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 1.86%
--------------------------------------------------------------------------------
Carlisle Cos., Inc.                                        57,900   $  2,533,125
General Electric Co.                                      374,966     10,664,033
Tyco International Ltd.                                   127,400      2,369,640
                                                                      15,566,798
--------------------------------------------------------------------------------
INSURANCE - 7.19%
--------------------------------------------------------------------------------
AFLAC, Inc.                                               122,700      3,936,216
Allstate Corp.                                            165,000      6,274,950
American International Group, Inc.                        185,250     11,893,050
Fidelity National Financial, Inc.                         101,450      2,910,601
John Hancock Financial Services, Inc.                      94,400      3,082,160
MetLife, Inc.                                             172,400      4,778,928
Nationwide Financial Services, Inc.                       134,400      4,159,680
Old Republic International Corp.                          118,000      4,073,360
Prudential Financial, Inc.                                310,700     11,054,706
Travelers Property Casualty Corp., Class A                303,607      4,918,433
W.R. Berkley Corp.                                         62,000      3,179,980
                                                                      60,262,064
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.26%
--------------------------------------------------------------------------------
VeriSign, Inc.                                            160,500      2,142,675
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.18%
--------------------------------------------------------------------------------
Accenture Ltd., Class A*                                   78,700      1,528,354
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.89%
--------------------------------------------------------------------------------
Hasbro, Inc.                                              161,300      3,040,505
Mattel, Inc.                                              227,700      4,424,211
                                                                       7,464,716
--------------------------------------------------------------------------------
MACHINERY - 0.76%
--------------------------------------------------------------------------------
Caterpillar, Inc.                                          42,550      2,870,849
Deere & Co.                                                69,100      3,508,898
                                                                       6,379,747
--------------------------------------------------------------------------------
MEDIA - 4.53%
--------------------------------------------------------------------------------
AOL Time Warner, Inc.*                                    241,000      3,718,630
Clear Channel Communications, Inc.                        202,550      8,294,422
Comcast Corp., Class A*                                   184,872      5,605,319
Gannett Co., Inc.                                          40,819      3,136,124
Liberty Media Corp., Class A                              599,050      6,643,465
The McGraw-Hill Cos., Inc.                                 57,500      3,494,850
The Walt Disney Co.                                       115,400      2,529,568
Tribune Co.                                                47,400      2,238,228
Viacom, Inc., Class B                                      53,900      2,345,728
                                                                      38,006,334
--------------------------------------------------------------------------------
METALS & MINING - 0.64%
--------------------------------------------------------------------------------
Alcoa, Inc.                                               193,294      5,367,774
--------------------------------------------------------------------------------

COMMON STOCKS                                            NUMBER OF
SECURITY DESCRIPTION                                      SHARES       VALUE
--------------------------------------------------------------------------------
MULTI-LINE RETAIL - 1.17%
--------------------------------------------------------------------------------
Federated Department Stores, Inc.                         119,000   $  4,761,190
Target Corp.                                              130,992      5,019,613
                                                                       9,780,803
--------------------------------------------------------------------------------
OIL & GAS - 10.45%
--------------------------------------------------------------------------------
Amerada Hess Corp.                                         80,000      3,757,600
Apache Corp.                                               79,151      4,904,196
Burlington Resources, Inc.                                107,000      4,940,190
ChevronTexaco Corp.                                       130,900      9,439,199
Conocophillips                                            152,757      7,995,301
Devon Energy Corp.                                         79,000      3,742,230
Encana Corp.                                              129,670      4,478,802
Exxon Mobil Corp.                                         701,562     24,961,576
Kerr-McGee Corp.                                           63,500      2,794,000
Marathon Oil Corp.                                        155,100      3,992,274
Murphy Oil Corp.                                          101,300      5,002,194
Occidental Petroleum Corp.                                239,350      7,824,352
Sunoco, Inc.                                              103,000      3,811,000
                                                                      87,642,914
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.40%
--------------------------------------------------------------------------------
International Paper Co.                                    86,000      3,364,320
--------------------------------------------------------------------------------
PERSONAL PRODUCTS - 0.11%
--------------------------------------------------------------------------------
Estee Lauder Cos., Inc., Class A                           25,650        957,515
--------------------------------------------------------------------------------
PHARMACEUTICALS - 4.10%
--------------------------------------------------------------------------------
Aventis SA, ADR                                             9,350        466,098
Johnson & Johnson                                          44,500      2,304,655
Merck & Co., Inc.                                         181,100     10,011,208
Mylan Laboratories, Inc.                                   46,750      1,578,747
Pfizer, Inc.                                              346,250     11,550,900
Wyeth                                                     186,350      8,493,833
                                                                      34,405,441
--------------------------------------------------------------------------------
REAL ESTATE - 0.63%
--------------------------------------------------------------------------------
ProLogis                                                   87,900   $  2,421,645
Simon Property Group, Inc.                                 67,800      2,871,330
                                                                       5,292,975
--------------------------------------------------------------------------------
ROAD & RAIL - 1.57%
--------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                        172,400      4,751,344
Union Pacific Corp.                                       138,600      8,446,284
                                                                      13,197,628
--------------------------------------------------------------------------------
SOFTWARE - 1.40%
--------------------------------------------------------------------------------
Citrix Systems, Inc.*                                     237,400      4,308,810
Computer Associates International, Inc.                   213,900      5,443,755
Macromedia, Inc.*                                          97,700      2,004,804
                                                                      11,757,369
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 2.15%
--------------------------------------------------------------------------------
AutoZone, Inc. (1)*                                        53,100      4,421,106
Lowe's Cos., Inc.                                          66,150      3,146,094
Rent-A-Center, Inc.                                        79,500      5,797,140
Sherwin-Williams Co.                                      113,400      3,402,000
Staples, Inc.*                                             63,200      1,272,848
                                                                      18,039,188
--------------------------------------------------------------------------------
TOBACCO - 1.25%
--------------------------------------------------------------------------------
Altria Group, Inc.                                        262,900     10,518,629
Total Common Stocks (cost - $761,125,884)                            827,006,951
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                                       MATURITY   INTEREST
  (000)                                                                                          DATES      RATES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.66%
-----------------------------------------------------------------------------------------------------------------------------------
$  13,884 Repurchase Agreement dated 07/31/03 with State Street Bank & Trust Co., collateralized by $5,053,940 U.S. Treasury Bills, zero coupon, due 01/29/04, and
            $4,578,572 U.S. Treasury Notes, 1.625% to 7.250% due 08/15/04 to 08/15/11
            and $4,160,000 Federal Home Loan Mortgage Corp., 1.875% due 02/15/05;
            (value - $14,167,535); proceeds: $13,884,378 (cost - $13,884,000)                  08/01/03      0.980%  $   13,884,000
-----------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 2.45%
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 2.45%
-----------------------------------------------------------------------------------------------------------------------------------
        1 Scudder Money Market Series                                                          08/01/03      0.961+             974
   20,546 UBS Private Money Market Fund LLC                                                    08/01/03      1.030+      20,545,726
Total Money Market Funds (cost - $20,546,700)                                                                            20,546,700
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $795,556,584) - 102.73%                                                                       861,437,651
Liabilities in excess of other assets - (2.73)%                                                                         (22,905,240)
Net Assets - 100.00%                                                                                                 $  838,532,411
-----------------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.

ADR  American Depositary Receipt.

(1)  Security, or portion thereof, was on loan at July 31, 2003.

+    Interest rates shown reflect yield at July 31, 2003.

UBS PACE Large Co Growth Equity Investments
Portfolio of Investments - July 31, 2003

COMMON STOCKS - 98.24%                                     NUMBER OF
SECURITY DESCRIPTION                                        SHARES          VALUE
--------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 1.48%
--------------------------------------------------------------------------------------
FedEx Corp.                                                  125,396   $     8,074,248
--------------------------------------------------------------------------------------
BANKS - 0.09%
--------------------------------------------------------------------------------------
Wells Fargo & Co.                                              9,900           500,247
--------------------------------------------------------------------------------------
BEVERAGES - 0.57%
--------------------------------------------------------------------------------------
Coca-Cola Co.                                                 23,900         1,074,783
Coca-Cola Enterprises, Inc.                                   31,000           528,550
Constellation Brands, Inc., Class A*                          15,500           447,175
PepsiCo, Inc.                                                 23,100         1,064,217
                                                                             3,114,725
--------------------------------------------------------------------------------------
BIOTECHNOLOGY - 4.41%
--------------------------------------------------------------------------------------
Amgen, Inc.*                                                 142,848         9,939,364
Chiron Corp.*                                                 32,500         1,482,000
Genentech, Inc.*                                             156,462        12,634,306
                                                                            24,055,670
--------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.69%
--------------------------------------------------------------------------------------
Lennar Corp., Class A                                         55,754         3,634,604
Lennar Corp., Class B                                          2,135           132,690
                                                                             3,767,294
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 4.17%
--------------------------------------------------------------------------------------
Automatic Data Processing, Inc.                               64,832         2,403,971
Certegy, Inc.                                                145,907         3,973,048
CheckFree Corp. (1)*                                          91,500         2,462,265
Concord EFS, Inc.*                                           155,597         2,117,675
First Data Corp.                                             215,248         8,127,764
Paychex, Inc.                                                114,108         3,711,933
                                                                            22,796,656
--------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 5.71%
--------------------------------------------------------------------------------------
Avaya, Inc.*                                                 269,400         2,586,240
Cisco Systems, Inc.*                                       1,239,866        24,202,184
QUALCOMM, Inc.                                                60,636         2,271,425
Scientific-Atlanta, Inc.                                      47,000         1,423,630
Sonus Networks, Inc.*                                         99,400           689,836
                                                                            31,173,315
--------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 4.50%
--------------------------------------------------------------------------------------
Dell, Inc.*                                                  610,331        20,555,948
Lexmark International, Inc. (1)*                              29,600         1,899,432
SanDisk Corp. (1)*                                            37,700         2,137,213
                                                                            24,592,593
--------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 13.35%
--------------------------------------------------------------------------------------
American Express Co.                                         129,666         5,727,347
AmeriCredit Corp. (1)*                                       167,900         1,247,497
Capital One Financial Corp.                                   44,600         2,136,786
Citigroup, Inc.                                              421,724   $    18,893,235
Federal National Mortgage Association                        262,027        16,780,209
Goldman Sachs Group, Inc.                                     64,067         5,582,798
Lehman Brothers Holdings, Inc.                                14,292           904,255
MBNA Corp.                                                   105,250         2,346,023
Merrill Lynch & Co., Inc.                                    113,326         6,161,535
SLM Corp.                                                    316,668        13,129,055
                                                                            72,908,740
--------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.42%
--------------------------------------------------------------------------------------
Energizer Holdings, Inc.*                                     44,500         1,524,125
Molex, Inc., Class A                                         261,626         6,221,466
                                                                             7,745,591
--------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.26%
--------------------------------------------------------------------------------------
Sanmina-SCI Corp.*                                           176,900         1,404,586
--------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 0.98%
--------------------------------------------------------------------------------------
Baker Hughes, Inc.                                            80,395         2,525,207
Schlumberger Ltd.                                             62,242         2,805,247
                                                                             5,330,454
--------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.19%
--------------------------------------------------------------------------------------
Sara Lee Corp.                                                56,300         1,052,247
--------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.23%
--------------------------------------------------------------------------------------
DENTSPLY International, Inc.                                 115,719         5,023,362
St. Jude Medical, Inc.*                                       43,000         2,306,950
Zimmer Holdings, Inc. (1)*                                   101,309         4,843,583
                                                                            12,173,895
--------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 7.03%
--------------------------------------------------------------------------------------
Anthem, Inc.*                                                 20,400         1,540,404
Cardinal Health, Inc.                                        114,104         6,247,194
Lincare Holdings, Inc. (1)*                                  161,001         5,860,436
Quest Diagnostics, Inc.*                                      71,410         4,267,462
UnitedHealth Group, Inc.                                     347,373        18,094,660
WellPoint Health Networks, Inc.*                              28,700         2,400,755
                                                                            38,410,911
--------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 1.76%
--------------------------------------------------------------------------------------
Carnival Corp. (1)                                           259,332         8,897,681
CBRL Group, Inc.                                              20,100           708,324
                                                                             9,606,005
--------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.33%
--------------------------------------------------------------------------------------
NVR, Inc.*                                                     4,400         1,799,600
--------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.16%
--------------------------------------------------------------------------------------
Procter & Gamble Co.                                          72,200         6,344,214
--------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 1.63%
--------------------------------------------------------------------------------------
General Electric Co.                                         312,700         8,893,188
--------------------------------------------------------------------------------------

COMMON STOCKS                                              NUMBER OF
SECURITY DESCRIPTION                                        SHARES          VALUE
--------------------------------------------------------------------------------------
INSURANCE - 3.27%
--------------------------------------------------------------------------------------
AFLAC, Inc.                                                  230,275   $     7,387,222
American International Group, Inc.                           108,922         6,992,792
The Progressive Corp.                                         41,200         2,718,788
W.R. Berkley Corp.                                            14,800           759,092
                                                                            17,857,894
--------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 1.37%
--------------------------------------------------------------------------------------
eBay, Inc.*                                                   69,575         7,458,440
--------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.77%
--------------------------------------------------------------------------------------
InterActive Corp.*                                            19,400         1,517,274
Yahoo!, Inc.*                                                 85,577         2,664,012
                                                                             4,181,286
--------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 1.36%
--------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                         66,321         3,109,128
Marvel Enterprises, Inc.*                                    126,500         2,479,400
Mattel, Inc.                                                  94,300         1,832,249
                                                                             7,420,777
--------------------------------------------------------------------------------------
MACHINERY - 1.61%
--------------------------------------------------------------------------------------
Danaher Corp.                                                 25,100         1,812,220
Dover Corp.                                                  191,188         6,999,393
                                                                             8,811,613
--------------------------------------------------------------------------------------
MEDIA - 7.55%
--------------------------------------------------------------------------------------
Catalina Marketing Corp.*                                    135,689         2,283,646
Clear Channel Communications, Inc.                           150,723         6,172,107
Comcast Corp., Class A (1)*                                  259,332         7,598,428
Fox Entertainment Group, Inc., Class A*                       50,400         1,525,608
Liberty Media Corp., Class A                                 793,558         8,800,558
The McGraw-Hill Cos., Inc.                                    21,300         1,294,614
The Walt Disney Co.                                          194,270         4,258,398
Viacom, Inc., Class B                                        214,059         9,315,848
                                                                            41,249,207
--------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 2.96%
--------------------------------------------------------------------------------------
Costco Wholesale Corp.*                                       35,400         1,311,570
Sears, Roebuck & Co.                                         108,076         4,398,693
Wal-Mart Stores, Inc.                                        186,484        10,426,321
                                                                            16,136,584
--------------------------------------------------------------------------------------
OIL & GAS - 0.25%
--------------------------------------------------------------------------------------
Devon Energy Corp.                                            28,700         1,359,519
--------------------------------------------------------------------------------------
PERSONAL PRODUCTS - 0.61%
--------------------------------------------------------------------------------------
The Gillette Co.                                             108,919         3,350,348
--------------------------------------------------------------------------------------
PHARMACEUTICALS - 7.89%
--------------------------------------------------------------------------------------
Eli Lilly & Co.                                               92,787         6,109,096
Endo Pharmaceuticals Holdings, Inc.*                         161,100         2,508,327
Forest Laboratories, Inc.                                     49,600         2,374,848
Johnson & Johnson                                            130,400         6,753,416
Merck & Co., Inc.                                             43,900   $     2,426,792
Mylan Laboratories, Inc.                                      48,150         1,626,026
Pfizer, Inc.                                                 425,739        14,202,653
Wyeth                                                        155,602         7,092,339
                                                                            43,093,497
--------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.12%
--------------------------------------------------------------------------------------
Altera Corp.*                                                 92,500         1,779,700
Amkor Technology, Inc.*                                       91,000         1,334,970
Applied Materials, Inc.*                                     181,535         3,539,933
Intel Corp.                                                  796,973        19,884,476
QLogic Corp. (1)*                                             34,100         1,437,315
                                                                            27,976,394
--------------------------------------------------------------------------------------
SOFTWARE - 6.62%
--------------------------------------------------------------------------------------
Computer Associates International, Inc.                       80,900         2,058,905
Electronic Arts, Inc.*                                       102,472         8,607,648
Intuit, Inc.*                                                108,922         4,685,825
Microsoft Corp.                                              542,258        14,315,611
Oracle Corp.*                                                258,000         3,096,000
VERITAS Software Corp.*                                      110,600         3,406,480
                                                                            36,170,469
--------------------------------------------------------------------------------------
SPECIALTY RETAIL - 5.22%
--------------------------------------------------------------------------------------
AutoZone, Inc. (1)*                                           25,500         2,123,130
Blockbuster, Inc., Class A                                    37,000           660,080
Home Depot, Inc.                                             238,588         7,443,946
Lowe's Cos., Inc.                                            121,774         5,791,571
Regis Corp.                                                   36,100         1,111,519
Rent-A-Center, Inc.                                           33,600         2,450,112
Staples, Inc.*                                                95,500         1,923,370
The Gap, Inc.                                                152,800         2,748,872
Tiffany & Co.                                                123,071         4,228,720
                                                                            28,481,320
--------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 1.68%
--------------------------------------------------------------------------------------
Nextel Communications, Inc. (1)*                             129,000         2,355,540
Vodafone Group PLC, ADR                                      357,880         6,792,562
                                                                             9,148,102
--------------------------------------------------------------------------------------
Total Common Stocks (cost - $489,409,784)                                  536,439,629
--------------------------------------------------------------------------------------
TRACKING STOCK - 0.03%
--------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.03%
--------------------------------------------------------------------------------------
SPDR Trust, Series 1 (cost - $159,438)                         1,610           160,018
--------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                                       MATURITY   INTEREST
  (000)                                                                                         DATES      RATES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.56%
-----------------------------------------------------------------------------------------------------------------------------------
$  13,959 Repurchase Agreement dated 07/31/03 with State Street Bank & Trust Co., collateralized by $6,036,172 U.S. Treasury Bills, zero coupon, due 01/29/04 and
            $2,132,561 U.S. Treasury Notes, 1.625% to 5.000% due 03/31/05 to
            08/15/11 and $5,390,000 U.S. Treasury Bond, 6.125% due 08/15/29;
            (value - $14,242,685); proceeds: $13,959,380 (cost - $13,959,000)                  08/01/03     0.980%   $   13,959,000
-----------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 4.02%
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 4.02%
-----------------------------------------------------------------------------------------------------------------------------------
        1 AIM Liquid Assets Portfolio                                                          08/01/03     1.010+              590
        1 Deutsche Cash Reserves Fund                                                          08/01/03     0.912+              585
        2 Scudder Money Market Series                                                          08/01/03     0.961+            1,533
   21,976 UBS Private Money Market Fund LLC                                                    08/01/03     1.030+       21,976,292
Total Money Market Funds (cost - $21,979,000)                                                                            21,979,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $525,507,222) - 104.85%                                                                       572,537,647
Liabilities in excess of other assets - (4.85)%                                                                         (26,476,033)
Net Assets - 100.00%                                                                                                 $  546,061,614
-----------------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.

+    Interest rates shown reflect yield at July 31, 2003.

(1)  Security, or portion thereof, was on loan at July 31, 2003.

ADR  American Depositary Receipt.

                 See accompanying notes to financial statements

UBS PACE Small/Medium Co Value Equity Investments
Portfolio of Investments - July 31, 2003

COMMON STOCKS - 95.72%                                     NUMBER OF
SECURITY DESCRIPTION                                        SHARES          VALUE
--------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.31%
--------------------------------------------------------------------------------------
Goodrich Corp.                                               137,850   $     3,170,550
Precision Castparts Corp.                                     97,750         3,152,438
                                                                             6,322,988
--------------------------------------------------------------------------------------
BANKS - 6.27%
--------------------------------------------------------------------------------------
Colonial BancGroup, Inc.                                     217,500         3,242,925
Compass Bancshares, Inc.                                      98,350         3,323,246
Northern Trust Corp.                                          93,400         4,077,844
Regions Financial Corp.                                       80,050         2,889,805
Sovereign Bancorp, Inc.                                      204,400         3,666,936
                                                                            17,200,756
--------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.62%
--------------------------------------------------------------------------------------
Albany Molecular Research, Inc.*                             112,450         1,701,369
--------------------------------------------------------------------------------------
CHEMICALS - 4.07%
--------------------------------------------------------------------------------------
Cabot Corp.                                                  100,000         2,728,000
Engelhard Corp.                                              122,200         3,211,416
IMC Global, Inc.                                             391,500         2,861,865
RPM International, Inc.                                      166,950         2,348,986
                                                                            11,150,267
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 10.69%
--------------------------------------------------------------------------------------
Cendant Corp.*                                               153,700         2,758,915
Certegy, Inc.                                                 49,150         1,338,354
Dun & Bradstreet Corp.*                                      111,000         4,563,210
Equifax, Inc.                                                174,900         4,073,421
Herman Miller, Inc.                                          190,100         4,203,111
John H. Harland Co.                                           79,300         2,093,520
Pitney Bowes, Inc.                                           109,100         4,156,710
ServiceMaster Co.                                            282,800         2,828,000
Valassis Communications, Inc.*                               117,100         3,315,101
                                                                            29,330,342
--------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.17%
--------------------------------------------------------------------------------------
Adaptec, Inc.*                                               142,650           965,741
Andrew Corp. (1)*                                            205,650         2,239,528
                                                                             3,205,269
--------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.79%
--------------------------------------------------------------------------------------
Pactiv Corp.*                                                110,400         2,180,400
--------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 3.18%
--------------------------------------------------------------------------------------
Franklin Resources, Inc.                                      35,300         1,533,785
Janus Capital Group, Inc.                                    237,900         4,163,250
T. Rowe Price Group, Inc.                                     74,300         3,015,837
                                                                             8,712,872
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.92%
--------------------------------------------------------------------------------------
CenturyTel, Inc.                                              73,500         2,520,315
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.58%
--------------------------------------------------------------------------------------
IDACORP, Inc. (1)                                             58,250         1,581,488
--------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.07%
--------------------------------------------------------------------------------------
Brady Corp., Class A                                          69,200   $     2,381,172
Paxar Corp.*                                                 247,850         3,286,491
                                                                             5,667,663
--------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.20%
--------------------------------------------------------------------------------------
Coherent, Inc.*                                              103,750         2,539,800
PerkinElmer, Inc.                                            221,200         3,287,032
Symbol Technologies, Inc.                                    226,050         2,895,700
Vishay Intertechnology, Inc.*                                209,250         2,783,025
                                                                            11,505,557
--------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 2.07%
--------------------------------------------------------------------------------------
Superior Energy Services, Inc.*                              317,450         2,863,399
Universal Compression Holdings, Inc.*                        141,250         2,803,813
                                                                             5,667,212
--------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 1.22%
--------------------------------------------------------------------------------------
Casey's General Stores, Inc.                                 154,400         2,365,408
Safeway, Inc.*                                                45,900           979,965
                                                                             3,345,373
--------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.57%
--------------------------------------------------------------------------------------
Creative Bakeries, Inc. (2)*                                 882,000            61,740
McCormick & Co., Inc.                                         58,600         1,497,816
                                                                             1,559,556
--------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 5.59%
--------------------------------------------------------------------------------------
Apogent Technologies, Inc.*                                  203,500         4,523,805
Baxter International, Inc.                                   137,400         3,793,614
Invacare Corp.                                                59,800         2,098,980
Sybron Dental Specialties, Inc.*                             199,199         4,920,215
                                                                            15,336,614
--------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 7.90%
--------------------------------------------------------------------------------------
Cross Country Healthcare, Inc.*                               93,200         1,397,068
Health Management Associates, Inc., Class A                  199,650         3,987,010
IMS Health, Inc.                                             265,900         5,142,506
Manor Care, Inc.                                             114,400         3,260,400
Omnicare, Inc.(1)                                            151,400         5,143,058
US Oncology, Inc.*                                           341,150         2,736,023
                                                                            21,666,065
--------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 1.86%
--------------------------------------------------------------------------------------
Hilton Hotels Corp.                                          126,000         1,839,600
Yum! Brands, Inc.*                                           109,200         3,268,356
                                                                             5,107,956
--------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 2.31%
--------------------------------------------------------------------------------------
American Greetings Corp., Class A (1)*                       193,700         3,449,797
Black & Decker Corp.                                          70,500         2,880,630
                                                                             6,330,427
--------------------------------------------------------------------------------------

COMMON STOCKS                                              NUMBER OF
SECURITY DESCRIPTION                                        SHARES           VALUE
--------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.83%
--------------------------------------------------------------------------------------
Clorox Co.                                                    52,800   $     2,290,992
--------------------------------------------------------------------------------------
INSURANCE - 7.34%
--------------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                                 130,900         3,911,292
Horace Mann Educators Corp.                                  108,100         1,676,631
Markel Corp. (1)*                                             19,000         5,139,310
MBIA, Inc.                                                    96,700         4,894,954
St. Paul Cos., Inc.                                           73,300         2,577,961
XL Capital Ltd., Class A                                      24,300         1,931,850
                                                                            20,131,998
--------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 4.65%
--------------------------------------------------------------------------------------
Accenture Ltd., Class A*                                     208,100         4,041,302
SunGard Data Systems, Inc.*                                   97,100         2,547,904
Titan Corp.*                                                 162,450         2,491,983
Unisys Corp. (1)*                                            299,000         3,665,740
                                                                            12,746,929
--------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.78%
--------------------------------------------------------------------------------------
Hasbro, Inc.                                                 113,700         2,143,245
--------------------------------------------------------------------------------------
MACHINERY - 7.43%
--------------------------------------------------------------------------------------
AGCO Corp.*                                                  145,500         2,790,690
Harsco Corp.                                                  80,400         3,005,352
IDEX Corp.                                                    68,400         2,530,800
Joy Global, Inc.*                                            220,200         3,476,958
Stewart & Stevenson Services, Inc.                           205,200         3,303,720
Terex Corp.*                                                 189,800         4,071,210
Timken Co.                                                    77,600         1,187,280
                                                                            20,366,010
--------------------------------------------------------------------------------------
MEDIA - 5.32%
--------------------------------------------------------------------------------------
Grey Global Group, Inc.                                        2,915         2,273,700
Harte-Hanks, Inc.                                            155,950         2,995,799
Interpublic Group of Cos., Inc. (1)                          275,100         3,796,380
McClatchy Co., Class A                                        76,800         4,381,440
Tribune Co.                                                   24,100         1,138,002
                                                                            14,585,321
--------------------------------------------------------------------------------------
METALS & MINING - 0.92%
--------------------------------------------------------------------------------------
Arch Coal, Inc.                                              123,100   $     2,529,705
--------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 1.27%
--------------------------------------------------------------------------------------
Neiman Marcus Group, Inc., Class A*                           88,500         3,478,050
--------------------------------------------------------------------------------------
MULTI-UTILITIES - 1.29%
--------------------------------------------------------------------------------------
Avista Corp.                                                 240,700         3,550,325
--------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.75%
--------------------------------------------------------------------------------------
Louisiana-Pacific Corp.*                                     170,450         2,070,968
--------------------------------------------------------------------------------------
REAL ESTATE - 1.35%
--------------------------------------------------------------------------------------
Rouse Co.                                                     92,800         3,711,072
--------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.02%
--------------------------------------------------------------------------------------
Fairchild Semiconductor
  International, Inc., Class A*                              219,050         2,792,888
--------------------------------------------------------------------------------------
SOFTWARE - 1.49%
--------------------------------------------------------------------------------------
CareCentric, Inc.*                                             1,482               978
Systems & Computer Technology Corp.*                         373,500         4,078,620
                                                                             4,079,598
--------------------------------------------------------------------------------------
SPECIALTY RETAIL - 2.89%
--------------------------------------------------------------------------------------
Charming Shoppes, Inc. (1)*                                  230,350         1,209,338
Office Depot, Inc.*                                          145,500         2,415,300
Toys "R" Us, Inc. (1)*                                       233,500         2,603,525
United Rentals, Inc.*                                        117,950         1,710,275
                                                                             7,938,438
--------------------------------------------------------------------------------------
Total Common Stocks (cost - $208,943,375)                                  262,508,028
--------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                                       MATURITY     INTEREST
 (000)                                                                                         DATES        RATES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 0.00%
----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.00%
----------------------------------------------------------------------------------------------------------------------------------
$       1 Timco Aviation Services, Inc.*(2)++ (cost - $0)                                     01/02/07      8.000%  $            0
----------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
WARRANTS
----------------------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.00%
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS - 0.00%
----------------------------------------------------------------------------------------------------------------------------------
      244 American Banknote Corp., expires 10/01/07*(2)++                                                                        0
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.00%
----------------------------------------------------------------------------------------------------------------------------------
    4,914 Imperial Credit Industries, Inc., expires 01/31/08*(2)++                                                               0
----------------------------------------------------------------------------------------------------------------------------------
Total Warrants (cost - $0)                                                                                                       0
----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
 (000)
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 4.28%
----------------------------------------------------------------------------------------------------------------------------------
$  11,740   Repurchase Agreement dated 07/31/03 with State Street Bank & Trust Co., collateralized by $8,775,810 U.S. Treasury Bills, zero coupon due 01/29/04, and $3,100,467 U.S. Treasury Notes, 1.625% to 5.000% due 03/31/05
              to 08/15/11 (value - $11,975,897); proceeds; $11,740,320 (cost - $11,740,000)   08/01/03      0.980       11,740,000
----------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
 (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 5.77%
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 5.77%
----------------------------------------------------------------------------------------------------------------------------------
        1 AIM Liquid Assets Portfolio                                                         08/01/03      1.010+             988
       19 Scudder Money Market Series                                                         08/01/03      0.961+          19,348
   15,800 UBS Private Money Market Fund LLC                                                   08/01/03      1.030+      15,799,573
Total Money Market Funds (cost - $15,819,909)                                                                           15,819,909
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $236,503,284) - 105.77%                                                                      290,067,937
Liabilities in excess of other assets - (5.77)%                                                                        (15,832,923)
Net Assets - 100.00%                                                                                                $  274,235,014
----------------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.

+    Interest rates shown reflect yield at July 31, 2003.

++ Security is being fair valued by a valuation committee under the direction of the board of trustees.

(1)  Security, or portion thereof, was on loan at July 31, 2003.

(2)  Illiquid securities representing 0.02% of net assets.

                 See accompanying notes to financial statements

UBS PACE Small/Medium Co Growth Equity Investments
Portfolio of Investments - July 31, 2003

COMMON STOCKS - 98.41%                                     NUMBER OF
SECURITY DESCRIPTION                                        SHARES          VALUE
--------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 1.95%
--------------------------------------------------------------------------------------
J.B. Hunt Transport Services, Inc.*                           48,300   $     2,262,372
UTI Worldwide, Inc.                                          100,000         3,528,500
                                                                             5,790,872
--------------------------------------------------------------------------------------
AUTO COMPONENTS - 2.42%
--------------------------------------------------------------------------------------
Gentex Corp. (1)                                             202,000         7,179,080
--------------------------------------------------------------------------------------
BANKS - 9.76%
--------------------------------------------------------------------------------------
City National Corp.                                          137,000         6,897,950
Cullen/Frost Bankers, Inc.                                   161,800         5,925,116
Downey Financial Corp.                                        85,100         3,524,842
First Niagara Financial Group, Inc.                           86,420         1,417,288
IndyMac Bancorp, Inc.                                         90,700         2,207,638
Sovereign Bancorp, Inc.                                      275,900         4,949,646
Webster Financial Corp.                                      107,100         4,011,966
                                                                            28,934,446
--------------------------------------------------------------------------------------
BIOTECHNOLOGY - 7.26%
--------------------------------------------------------------------------------------
Abgenix, Inc.*                                               147,200         1,867,968
Cubist Pharmaceuticals, Inc.*                                130,100         1,710,815
CV Therapeutics, Inc. (1)*                                   109,700         3,915,193
Exelixis, Inc.*                                               63,800           526,350
ImClone Systems, Inc.*                                        34,000         1,421,880
Invitrogen Corp.*                                             80,000         4,144,000
Neurocrine Biosciences, Inc.*                                 73,400         3,940,112
Protein Design Labs, Inc.*                                   314,700         4,015,572
                                                                            21,541,890
--------------------------------------------------------------------------------------
BUILDING PRODUCTS - 1.10%
--------------------------------------------------------------------------------------
Lennar Corp., Class A                                         50,000         3,259,500
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 3.83%
--------------------------------------------------------------------------------------
Allied Waste Industries, Inc.*                               284,000         3,442,080
Bright Horizons Family Solutions, Inc.*                      104,500         3,814,250
Resources Connection, Inc.*                                   41,200         1,079,028
West Corp.*                                                  124,400         3,025,408
                                                                            11,360,766
--------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 3.56%
--------------------------------------------------------------------------------------
Brocade Communications Systems, Inc.*                        480,200         2,679,516
CIENA Corp.*                                                 316,670         1,839,853
Emulex Corp. (1)*                                            127,000         2,584,450
Tekelec*                                                     235,500         3,454,785
                                                                            10,558,604
--------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 2.21%
--------------------------------------------------------------------------------------
Cash America International, Inc.                             118,000         2,022,520
Doral Financial Corp.                                         63,250         2,776,675
Friedman, Billings, Ramsey Group, Inc., Class A              106,295         1,762,371
                                                                             6,561,566
--------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 1.82%
--------------------------------------------------------------------------------------
Pride International, Inc.*                                   161,200   $     2,656,576
Rowan Cos., Inc.*                                            125,500         2,754,725
                                                                             5,411,301
--------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.93%
--------------------------------------------------------------------------------------
American Italian Pasta Co. (1)*                               68,600         2,750,174
--------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.06%
--------------------------------------------------------------------------------------
Beckman Coulter, Inc.                                         34,300         1,520,862
Cytyc Corp.*                                                 187,300         2,213,886
Fisher Scientific International, Inc. (1)*                   200,600         7,582,680
Noven Pharmaceuticals, Inc.*                                  64,700           717,523
                                                                            12,034,951
--------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 2.28%
--------------------------------------------------------------------------------------
Coventry Health Care, Inc.*                                   57,900         3,119,073
Priority Healthcare Corp.*                                    83,700         1,726,731
The Advisory Board Co.*                                       46,400         1,920,960
                                                                             6,766,764
--------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 8.82%
--------------------------------------------------------------------------------------
Extended Stay America, Inc.*                                 257,300         3,849,208
Four Seasons Hotels, Inc. (1)                                 71,800         3,080,220
Krispy Kreme Doughnuts, Inc. (1)*                            163,200         7,125,312
Sonic Corp.*                                                 173,262         4,234,523
Wynn Resorts Ltd. (1)*                                       161,700         2,756,985
The Cheesecake Factory, Inc. (1)*                            154,537         5,091,994
                                                                            26,138,242
--------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 3.92%
--------------------------------------------------------------------------------------
D.R. Horton, Inc.                                            233,350         6,568,802
KB HOME                                                       54,500         3,085,245
WCI Communities, Inc.*                                       111,900         1,972,797
                                                                            11,626,844
--------------------------------------------------------------------------------------
INSURANCE - 7.97%
--------------------------------------------------------------------------------------
Delphi Financial Group, Inc., Class A                         40,200         1,983,870
HCC Insurance Holdings, Inc. (1)                             130,200         3,890,376
Hilb, Rogal & Hamilton Co.                                    57,200         1,925,924
IPC Holdings Ltd.                                             45,000         1,548,450
PartnerRe Ltd.                                               141,500         6,844,355
RenaissanceRe Holdings Ltd.                                   61,900         2,636,321
W.R. Berkley Corp.                                            93,600         4,800,744
                                                                            23,630,040
--------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 1.30%
--------------------------------------------------------------------------------------
Ask Jeeves, Inc. (1)*                                        143,400         2,502,330
iPass, Inc.*                                                  75,300         1,360,671
                                                                             3,863,001
--------------------------------------------------------------------------------------

COMMON STOCKS                                              NUMBER OF
SECURITY DESCRIPTION                                        SHARES          VALUE
--------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.59%
--------------------------------------------------------------------------------------
Anteon International Corp.*                                   55,000   $     1,738,000
--------------------------------------------------------------------------------------
MEDIA - 8.90%
--------------------------------------------------------------------------------------
Cumulus Media, Inc., Class A*                                242,400         4,239,576
Getty Images, Inc.*                                          126,300         4,815,819
Gray Television, Inc.                                        289,400         3,730,366
Lin TV Corp., Class A (1)*                                   224,200         4,883,076
Mediacom Communications Corp., Class A*                      365,800         3,445,836
Radio One, Inc., Class A*                                     33,100           556,775
Westwood One, Inc.*                                          154,500         4,718,430
                                                                            26,389,878
--------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 1.78%
--------------------------------------------------------------------------------------
Dollar Tree Stores, Inc.*                                    144,075         5,284,671
--------------------------------------------------------------------------------------
PHARMACEUTICALS - 3.85%
--------------------------------------------------------------------------------------
Cima Labs, Inc. (1)*                                          61,700         1,776,960
Inspire Pharmaceuticals, Inc.*                               169,200         2,554,920
Medicis Pharmaceutical Corp., Class A (1)                     56,900         3,322,960
Nektar Therapeutics*                                         427,000         3,774,680
                                                                            11,429,520
--------------------------------------------------------------------------------------
REAL ESTATE - 1.01%
--------------------------------------------------------------------------------------
Host Marriott Corp.*                                         299,000         2,984,020
--------------------------------------------------------------------------------------
ROAD & RAIL - 0.47%
--------------------------------------------------------------------------------------
Swift Transportation Co., Inc.*                               62,600         1,379,704
--------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.59%
--------------------------------------------------------------------------------------
O2Micro International Ltd.*                                   66,000   $       987,360
Applied Micro Circuits Corp.*                                180,100         1,031,973
Cymer, Inc.*                                                 115,500         4,671,975
Integrated Circuit Systems, Inc.*                            129,400         3,888,470
Micrel, Inc.*                                                268,400         3,016,816
                                                                            13,596,594
--------------------------------------------------------------------------------------
SOFTWARE - 2.54%
--------------------------------------------------------------------------------------
Jack Henry & Associates, Inc.                                284,700         5,321,043
Quest Software, Inc.*                                        249,400         2,206,941
                                                                             7,527,984
--------------------------------------------------------------------------------------
SPECIALTY RETAIL - 8.06%
--------------------------------------------------------------------------------------
Cost Plus, Inc.*                                             156,500         5,832,755
Group 1 Automotive, Inc.*                                     76,100         2,868,970
PETsMART, Inc.                                               195,800         3,882,714
Rent-A-Center, Inc.*                                          49,100         3,580,372
Tiffany & Co.                                                106,000         3,642,160
Williams-Sonoma, Inc.*                                       144,700         4,087,775
                                                                            23,894,746
--------------------------------------------------------------------------------------
TEXTILES & APPAREL - 2.35%
--------------------------------------------------------------------------------------
Coach, Inc.*                                                 131,500         6,969,500
--------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 1.08%
--------------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc., Class A                     158,500         3,193,775
Total Common Stocks (cost - $250,322,495)                                  291,796,433
--------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                                        MATURITY    INTEREST
  (000)                                                                                         DATES        RATES        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.43%
-----------------------------------------------------------------------------------------------------------------------------------
$   4,250 Repurchase Agreement dated 07/31/03 with State Street Bank & Trust Co., collateralized by $3,176,933 U.S. Treasury Bills, zero coupon due 01/29/04 and $1,122,401 U.S. Treasury Notes, 1.625% to 5.000% due 03/31/05 to
            08/15/11; (value - $4,335,397); proceeds: $4,250,116 (cost - $4,250,000)           08/01/03      0.980%  $    4,250,000
-----------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 11.20%
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 11.20%
-----------------------------------------------------------------------------------------------------------------------------------
        1   AIM Liquid Assets Portfolio                                                        08/01/03      1.010+             757
        1   Deutsche Cash Reserves Fund                                                        08/01/03      0.912+             685
   33,194   UBS Private Money Market Fund LLC                                                  08/01/03      1.030+      33,193,970
Total Money Market Funds (cost - $33,195,412)                                                                            33,195,412
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $287,767,907) - 111.04%                                                                       329,241,845
Liabilities in excess of other assets - (11.04)%                                                                        (32,731,605)
Net Assets - 100.00%                                                                                                 $  296,510,240
-----------------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.

+    Interest rates shown reflect yield at July 31, 2003.

(1)  Security, or portion thereof, was on loan at July 31, 2003.

                 See accompanying notes to financial statements

UBS PACE International Equity Investments
Portfolio of Investments - July 31, 2003

COMMON STOCKS - 91.71%                                     NUMBER OF
SECURITY DESCRIPTION                                        SHARES          VALUE
--------------------------------------------------------------------------------------
AUSTRALIA - 3.22%
--------------------------------------------------------------------------------------
BANKS - 0.93%
--------------------------------------------------------------------------------------
Westpac Banking Corp.                                        332,100   $     3,570,348
--------------------------------------------------------------------------------------
MEDIA - 0.68%
--------------------------------------------------------------------------------------
News Corp. Ltd.                                              345,000         2,583,596
--------------------------------------------------------------------------------------
METALS & MINING - 1.61%
--------------------------------------------------------------------------------------
BHP Steel Ltd.                                             1,263,000         3,408,878
Newcrest Mining Ltd.                                         485,100         2,766,173
                                                                             6,175,051
--------------------------------------------------------------------------------------
Total Australia Common Stocks                                               12,328,995
--------------------------------------------------------------------------------------
BRAZIL - 0.55%
--------------------------------------------------------------------------------------
OIL & GAS - 0.55%
--------------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR                                  110,200         2,092,698
--------------------------------------------------------------------------------------
CHINA - 0.56%
--------------------------------------------------------------------------------------
METALS & MINING - 0.56%
--------------------------------------------------------------------------------------
Aluminum Corp. of China Ltd. (1)                           7,310,000         2,155,720
--------------------------------------------------------------------------------------
DENMARK - 1.33%
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 1.33%
--------------------------------------------------------------------------------------
Group 4 Falck A/S                                            279,887         5,098,509
--------------------------------------------------------------------------------------
FRANCE - 9.35%
--------------------------------------------------------------------------------------
BANKS - 2.91%
--------------------------------------------------------------------------------------
BNP Paribas SA                                               122,153         6,629,615
Credit Agricole SA                                           238,632         4,537,775
                                                                            11,167,390
--------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 1.22%
--------------------------------------------------------------------------------------
Vinci SA                                                      71,341         4,671,593
--------------------------------------------------------------------------------------
MEDIA - 1.64%
--------------------------------------------------------------------------------------
Lagardere S.C.A                                              141,227         6,289,530
--------------------------------------------------------------------------------------
PERSONAL PRODUCTS - 1.62%
--------------------------------------------------------------------------------------
L'Oreal SA                                                    94,430         6,210,037
--------------------------------------------------------------------------------------
TEXTILES & APPAREL - 1.96%
--------------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton SA (1)                      137,357         7,525,752
Total France Common Stocks                                                  35,864,302
--------------------------------------------------------------------------------------
GERMANY - 1.29%
--------------------------------------------------------------------------------------
BANKS - 1.29%
--------------------------------------------------------------------------------------
Deutsche Bank AG                                              75,858         4,929,036
--------------------------------------------------------------------------------------
HONG KONG - 0.61%
--------------------------------------------------------------------------------------
OIL & GAS - 0.61%
--------------------------------------------------------------------------------------
CNOOC Ltd. (1)                                             1,365,500         2,354,839
--------------------------------------------------------------------------------------
HUNGARY - 0.57%
--------------------------------------------------------------------------------------
BANKS - 0.57%
--------------------------------------------------------------------------------------
OTP Bank Rt., ADR (2)*                                       114,000         2,163,720
--------------------------------------------------------------------------------------
INDONESIA - 0.77%
--------------------------------------------------------------------------------------
BANKS - 0.77%
--------------------------------------------------------------------------------------
PT Bank Mandiri*                                          32,584,000   $     2,967,403
--------------------------------------------------------------------------------------
ISRAEL - 1.09%
--------------------------------------------------------------------------------------
PHARMACEUTICALS - 1.09%
--------------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd., ADR                      73,000         4,185,820
--------------------------------------------------------------------------------------
ITALY - 7.40%
--------------------------------------------------------------------------------------
BANKS - 1.67%
--------------------------------------------------------------------------------------
UniCredito Italiano SpA                                    1,372,392         6,427,936
--------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 1.65%
--------------------------------------------------------------------------------------
Autogrill SpA*                                               554,466         6,314,953
--------------------------------------------------------------------------------------
OIL & GAS - 1.61%
--------------------------------------------------------------------------------------
ENI SpA                                                      418,744         6,166,072
--------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 2.47%
--------------------------------------------------------------------------------------
Telecom Italia Mobile SpA                                  1,069,187         4,947,755
Telecom Italia SpA                                           859,314         4,536,355
                                                                             9,484,110
--------------------------------------------------------------------------------------
Total Italy Common Stocks                                                   28,393,071
--------------------------------------------------------------------------------------
JAPAN - 19.44%
--------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 0.37%
--------------------------------------------------------------------------------------
Yamato Transport Co. Ltd.                                    120,000         1,426,946
--------------------------------------------------------------------------------------
AUTO COMPONENTS - 2.29%
--------------------------------------------------------------------------------------
Bridgestone Corp. (1)                                        260,000         3,551,588
Denso Corp.                                                  315,400         5,238,115
                                                                             8,789,703
--------------------------------------------------------------------------------------
AUTOMOBILES - 1.03%
--------------------------------------------------------------------------------------
Honda Motor Co. Ltd.                                         101,800         3,930,828
--------------------------------------------------------------------------------------
CHEMICALS - 0.70%
--------------------------------------------------------------------------------------
Shin-Etsu Chemical Co. Ltd. (1)                               77,000         2,685,489
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.96%
--------------------------------------------------------------------------------------
NICHII GAKKAN CO.                                             27,100         1,410,978
Secom Co. Ltd.                                                79,500         2,284,160
                                                                             3,695,138
--------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.23%
--------------------------------------------------------------------------------------
Aiful Corp.                                                   43,400         2,147,926
Credit Saison Co. Ltd.                                       154,200         2,560,930
                                                                             4,708,856
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.01%
--------------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. (NTT)                         938         3,886,751
--------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.49%
--------------------------------------------------------------------------------------
Mabuchi Motor Co. Ltd.                                        38,800         3,221,923
Nitto Denko Corp.                                             68,200         2,486,178
                                                                             5,708,101
--------------------------------------------------------------------------------------

COMMON STOCKS                                              NUMBER OF
SECURITY DESCRIPTION                                        SHARES          VALUE
--------------------------------------------------------------------------------------
JAPAN - (CONCLUDED)
--------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.12%
--------------------------------------------------------------------------------------
Hoya Corp.                                                    30,000   $     2,154,868
Murata Manufacturing Co. Ltd.                                 46,000         2,119,992
                                                                             4,274,860
--------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.56%
--------------------------------------------------------------------------------------
Sekisui House Ltd.                                           276,000         2,163,538
--------------------------------------------------------------------------------------
INSURANCE - 1.00%
--------------------------------------------------------------------------------------
Millea Holdings, Inc.                                            410         3,813,162
--------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.94%
--------------------------------------------------------------------------------------
Fuji Photo Film Co. Ltd.                                     121,000         3,607,141
--------------------------------------------------------------------------------------
MACHINERY - 1.41%
--------------------------------------------------------------------------------------
AMADA Co. Ltd.                                               701,000         2,398,273
Mitsubishi Heavy Industries Ltd.                           1,137,000         3,021,299
                                                                             5,419,572
--------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.59%
--------------------------------------------------------------------------------------
Marui Co. Ltd.                                               233,600         2,248,224
--------------------------------------------------------------------------------------
OFFICE ELECTRONICS - 1.09%
--------------------------------------------------------------------------------------
Canon, Inc. (1)                                               87,000         4,190,160
--------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.73%
--------------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                               78,000         2,785,136
--------------------------------------------------------------------------------------
ROAD & RAIL - 0.77%
--------------------------------------------------------------------------------------
East Japan Railway Co.                                           673         2,956,338
--------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.77%
--------------------------------------------------------------------------------------
Rohm Co. Ltd.                                                 25,200         2,967,291
--------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 1.38%
--------------------------------------------------------------------------------------
Sumitomo Corp.                                             1,009,000         5,295,312
Total Japan Common Stocks                                                   74,552,546
--------------------------------------------------------------------------------------
MALAYSIA - 0.66%
--------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.66%
--------------------------------------------------------------------------------------
Resorts World Berhad                                         953,000         2,532,974
--------------------------------------------------------------------------------------
NETHERLANDS - 4.99%
--------------------------------------------------------------------------------------
BANKS - 1.29%
--------------------------------------------------------------------------------------
ABN AMRO Holdings N.V.                                       256,988         4,927,239
--------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.67%
--------------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.                 305,111         6,418,786
--------------------------------------------------------------------------------------
MEDIA - 2.03%
--------------------------------------------------------------------------------------
VNU N.V                                                      240,849         7,772,089
Total Netherlands Common Stocks                                             19,118,114
--------------------------------------------------------------------------------------
NORWAY - 1.30%
--------------------------------------------------------------------------------------
OIL & GAS - 1.30%
--------------------------------------------------------------------------------------
Norsk Hydro ASA                                               96,800   $     4,989,280
--------------------------------------------------------------------------------------
PORTUGAL - 1.11%
--------------------------------------------------------------------------------------
Diversified Telecommunication Services - 1.11%
--------------------------------------------------------------------------------------
Portugal Telecom SGPS SA                                     638,081         4,271,490
--------------------------------------------------------------------------------------
SOUTH AFRICA - 0.80%
--------------------------------------------------------------------------------------
BANKS - 0.80%
--------------------------------------------------------------------------------------
Standard Bank Group Ltd.                                     668,200         3,079,627
--------------------------------------------------------------------------------------
SOUTH KOREA - 1.31%
--------------------------------------------------------------------------------------
Airlines - 0.59%
--------------------------------------------------------------------------------------
Korean Air Co. Ltd.                                          200,040         2,245,260
--------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.72%
--------------------------------------------------------------------------------------
Samsung Electronics Co. Ltd., GDR (2)                         15,700         2,766,285
Total South Korea Common Stocks                                              5,011,545
--------------------------------------------------------------------------------------
SPAIN - 5.95%
--------------------------------------------------------------------------------------
BANKS - 2.98%
--------------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria SA                           590,317         6,458,052
Banco Santander Central Hispano SA (1)                       553,197         4,970,809
                                                                            11,428,861
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.66%
--------------------------------------------------------------------------------------
Telefonica SA                                                543,551         6,343,269
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.31%
--------------------------------------------------------------------------------------
Iberdrola SA (1)                                             294,371         5,028,999
Total Spain Common Stocks                                                   22,801,129
--------------------------------------------------------------------------------------
SWEDEN - 6.25%
--------------------------------------------------------------------------------------
BANKS - 1.32%
--------------------------------------------------------------------------------------
Nordea AB                                                  1,046,100         5,078,464
--------------------------------------------------------------------------------------
BUILDING PRODUCTS - 1.99%
--------------------------------------------------------------------------------------
Assa Abloy AB, Series B                                      728,800         7,625,936
--------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 1.65%
--------------------------------------------------------------------------------------
Electrolux AB, Series B                                      306,700         6,343,793
--------------------------------------------------------------------------------------
MACHINERY - 1.29%
--------------------------------------------------------------------------------------
Atlas Copco AB                                               169,500         4,928,944
Total Sweden Common Stocks                                                  23,977,137
--------------------------------------------------------------------------------------
SWITZERLAND - 3.99%
--------------------------------------------------------------------------------------
INSURANCE-MULTILINE - 1.99%
--------------------------------------------------------------------------------------
Zurich Financial Services AG                                  61,426         7,624,865
--------------------------------------------------------------------------------------

COMMON STOCKS                                              NUMBER OF
SECURITY DESCRIPTION                                        SHARES          VALUE
--------------------------------------------------------------------------------------
SWITZERLAND - (CONCLUDED)
PHARMACEUTICALS - 2.00%
--------------------------------------------------------------------------------------
Roche Holdings AG                                             92,280   $     7,692,519
Total Switzerland Common Stocks                                             15,317,384
--------------------------------------------------------------------------------------
UNITED KINGDOM - 19.17%
--------------------------------------------------------------------------------------
BANKS - 5.09%
--------------------------------------------------------------------------------------
Abbey National PLC                                           601,000         5,234,585
Barclays PLC                                                 682,000         5,138,922
Royal Bank of Scotland Group PLC                             324,000         9,160,658
                                                                            19,534,165
--------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 1.28%
--------------------------------------------------------------------------------------
Tesco PLC                                                  1,413,000         4,894,352
--------------------------------------------------------------------------------------
GAS UTILITIES - 1.61%
--------------------------------------------------------------------------------------
Centrica PLC                                               2,169,000         6,186,652
--------------------------------------------------------------------------------------
INSURANCE - 1.49%
--------------------------------------------------------------------------------------
Aviva PLC                                                    687,000         5,704,484
--------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 1.31%
--------------------------------------------------------------------------------------
GUS PLC                                                      428,000         5,027,783
--------------------------------------------------------------------------------------
MEDIA - 2.71%
--------------------------------------------------------------------------------------
British Sky Broadcasting Group PLC*                          444,639         5,040,788
WPP Group PLC                                                602,460         5,351,520
                                                                            10,392,308
--------------------------------------------------------------------------------------
PHARMACEUTICALS - 2.26%
--------------------------------------------------------------------------------------
GlaxoSmithKline PLC                                          452,000   $     8,670,109
--------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 3.42%
--------------------------------------------------------------------------------------
Vodafone Group PLC                                         6,896,578        13,095,604
Total United Kingdom Common Stocks                                          73,505,457
--------------------------------------------------------------------------------------
Total Common Stocks (cost - $335,603,432)                                  351,690,796
--------------------------------------------------------------------------------------
PREFERRED STOCKS - 4.89%
--------------------------------------------------------------------------------------
BRAZIL - 0.79%
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.79%
--------------------------------------------------------------------------------------
Brasil Telecom Participacoes SA, ADR (1)                      92,600         3,051,170
--------------------------------------------------------------------------------------
GERMANY - 3.35%
--------------------------------------------------------------------------------------
AUTOMOBILES - 2.07%
--------------------------------------------------------------------------------------
Porsche AG                                                    19,383         7,924,642
--------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.28%
--------------------------------------------------------------------------------------
Henkel KGaA                                                   78,093         4,907,604
Total Germany Preferred Stocks                                              12,832,246
--------------------------------------------------------------------------------------
THAILAND - 0.75%
--------------------------------------------------------------------------------------
OIL & GAS - 0.75%
--------------------------------------------------------------------------------------
PTT Public Co. Ltd.                                        1,720,900         2,889,341
Total Preferred Stocks (cost - $19,189,223)                                 18,772,757
--------------------------------------------------------------------------------------

UBS PACE International Equity Investments
Portfolio of Investments - July 31, 2003

PRINCIPAL
  AMOUNT                                                                         MATURITY      INTEREST
  (000)                                                                           DATES          RATES          VALUE
-------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BOND - 1.10%
-------------------------------------------------------------------------------------------------------------------------
JAPAN - 1.10%
-------------------------------------------------------------------------------------------------------------------------
Finance - 1.10%
-------------------------------------------------------------------------------------------------------------------------
JPY 483,000  SMFG Finance* (cost - $4,036,882)                                    07/11/05         2.250%   $   4,202,143
-------------------------------------------------------------------------------------------------------------------------

 NUMBER OF
 WARRANTS
-------------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.22%
-------------------------------------------------------------------------------------------------------------------------
INDIA - 0.22%
-------------------------------------------------------------------------------------------------------------------------
    149,771  Bharat Petroleum Corp. Ltd., expires 02/13/04 (cost - $847,183)                                      857,319
-------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
  (000)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.30%
-------------------------------------------------------------------------------------------------------------------------
  $  12,659  Repurchase Agreement dated 07/31/03 with State Street Bank &
               Trust Co., collateralized by $9,462,776 U.S. Treasury Bills, zero coupon due 01/29/04 and $3,343,169 U.S. Treasury Notes,
               1.625% to 5.000% due 03/31/05 to 08/15/11; (value -
               $12,913,363); proceeds: $12,659,345 (cost - $12,659,000)           08/01/03         0.980       12,659,000
-------------------------------------------------------------------------------------------------------------------------

 NUMBER OF
  SHARES
  (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 6.14%
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 6.14%
-------------------------------------------------------------------------------------------------------------------------
          1  Deutsche Cash Reserve Fund                                           08/01/03         0.912+             842
          1  Scudder Money Market Series                                          08/01/03         0.961+             517
     23,547  UBS Private Money Market Fund LLC                                    08/01/03         1.030+      23,546,946
Total Money Market Funds (cost - $23,548,305)                                                                  23,548,305
-------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $395,884,025) - 107.36%                                                             411,730,320
Liabilities in excess of other assets - (7.36)%                                                               (28,230,652)
Net Assets - 100.00%                                                                                        $ 383,499,668
-------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

+    Interest rates shown reflect yield at July 31, 2003.

(1)  Security, or portion thereof, was on loan at July 31, 2003.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.29% of net assets as of July 31, 2003, may be resold in transactions exempt from registration, normally to qualified Institutional buyers.

JPY  Japanese Yen

                 See accompanying notes to financial statements

UBS PACE International Emerging Markets Equity Investments
Portfolio of Investments - July 31, 2003

COMMON STOCKS - 92.22%                                      NUMBER OF
SECURITY DESCRIPTION                                          SHARES         VALUE
---------------------------------------------------------------------------------------
BRAZIL - 4.28%
---------------------------------------------------------------------------------------
BANKS - 0.68%
---------------------------------------------------------------------------------------
Unibanco - Uniao de Bancos Brasileiros SA GDR                  37,450   $       649,009
---------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.68%
---------------------------------------------------------------------------------------
Brasil Telecom SA                                             358,790             1,344
Tele Norte Leste Participacoes SA, ADR (1)                     58,733           647,238
                                                                                648,582
---------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.02%
---------------------------------------------------------------------------------------
Companhia Energetica de Minas                                   1,600            14,384
---------------------------------------------------------------------------------------
METALS & MINING - 1.73%
---------------------------------------------------------------------------------------
Companhia Siderurgica Nacional SA                           2,000,000            54,684
Companhia Siderurgica Nacional SA, ADR (1)                      7,800           212,472
Companhia Vale do Rio Doce, ADR                                17,714           563,659
Companhia Vale do Rio Doce, Class A                            16,900           537,377
Gerdau SA, ADR (1)                                             24,830           286,290
                                                                              1,654,482
---------------------------------------------------------------------------------------
OIL & GAS - 0.15%
---------------------------------------------------------------------------------------
Petroleo Brasileiro SA - Petrobras, ADR                         7,758           147,324
---------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.55%
---------------------------------------------------------------------------------------
Votorantim Celulose e Papel SA, ADR                            22,815           527,939
---------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.47%
---------------------------------------------------------------------------------------
Telesp Celular Participacoes SA, ADR (1)                      126,815           446,389
Total Brazil Common Stocks                                                    4,088,109
---------------------------------------------------------------------------------------
CHILE - 0.71%
---------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.49%
---------------------------------------------------------------------------------------
Compania de Telecomunicaciones de
  Chile SA, ADR                                                35,440           468,163
---------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.22%
---------------------------------------------------------------------------------------
Empresa Nacional De Electricidad SA, ADR                       23,090           214,506
Total Chile Common Stocks                                                       682,669
---------------------------------------------------------------------------------------
CHINA - 3.25%
---------------------------------------------------------------------------------------
CHEMICALS - 0.14%
---------------------------------------------------------------------------------------
Sinopec Shanghai Petrochemical Co. Ltd.                       614,000           137,770
---------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.42%
---------------------------------------------------------------------------------------
Huaneng Power International, Inc. (1)                         296,000           402,295
---------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.18%
---------------------------------------------------------------------------------------
Ngai Lik Industrial Holding Ltd.                              482,000           173,042
---------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.27%
---------------------------------------------------------------------------------------
Harbin Brewery Group Ltd. (1)*                                726,000           255,986
---------------------------------------------------------------------------------------
MARINE - 0.38%
---------------------------------------------------------------------------------------
China Shipping Development Co. Ltd., Class H                  898,000           362,689
---------------------------------------------------------------------------------------
METALS & MINING - 0.84%
---------------------------------------------------------------------------------------
Aluminum Corp. of China Ltd. (1)                            1,192,000           351,521
Angang New Steel Co. Ltd., Class H (1)                        844,000   $       251,601
Yanzhou Coal Mining Co. Ltd.                                  402,000           201,019
                                                                                804,141
---------------------------------------------------------------------------------------
OIL & GAS - 1.02%
---------------------------------------------------------------------------------------
China Petroleum & Chemical Corp.
  (Sinopec), Class H                                        1,514,000           412,508
PetroChina Co. Ltd., Class H                                1,888,000           562,823
                                                                                975,331
---------------------------------------------------------------------------------------
Total China Common Stocks                                                     3,111,254
---------------------------------------------------------------------------------------
CZECH REPUBLIC - 0.59%
---------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.11%
---------------------------------------------------------------------------------------
Cesky Telecom A.S.*                                            10,500           106,791
---------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.17%
---------------------------------------------------------------------------------------
CEZ                                                            39,000           162,994
---------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.31%
---------------------------------------------------------------------------------------
Cesky Telecom A.S., GDR                                        28,400           289,680
Total Czech Republic Common Stocks                                              559,465
---------------------------------------------------------------------------------------
HONG KONG - 4.18%
---------------------------------------------------------------------------------------
AUTOMOBILES - 1.01%
---------------------------------------------------------------------------------------
Denway Motors Ltd. (1)                                      1,802,000           964,625
---------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.55%
---------------------------------------------------------------------------------------
Shandong International Power                                1,710,000           526,204
---------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.24%
---------------------------------------------------------------------------------------
TCL International Holdings Ltd. (1)                           952,000           234,361
---------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.10%
---------------------------------------------------------------------------------------
China Merchants Holdings International Co. Ltd.               100,000            91,676
---------------------------------------------------------------------------------------
OIL & GAS - 0.85%
---------------------------------------------------------------------------------------
CNOOC Ltd. (1)                                                473,500           816,563
---------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 1.43%
---------------------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd.*                                532,000         1,367,644
Total Hong Kong Common Stocks                                                 4,001,073
---------------------------------------------------------------------------------------
HUNGARY - 1.16%
---------------------------------------------------------------------------------------
OIL & GAS - 0.50%
---------------------------------------------------------------------------------------
MOL Magyar Olaj-es Gazipari Rt., GDR                           19,250           473,935
---------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.66%
---------------------------------------------------------------------------------------
Gedeon Richter Ltd., GDS                                        8,191           636,441
Total Hungary Common Stocks                                                   1,110,376
---------------------------------------------------------------------------------------
INDIA - 3.61%
---------------------------------------------------------------------------------------
AUTOMOBILES - 0.59%
---------------------------------------------------------------------------------------
Mahindra & Mahindra Ltd.                                       60,400           260,794
Maruti Udyog Ltd.                                              78,200           306,439
                                                                                567,233
---------------------------------------------------------------------------------------

COMMON STOCKS                                              NUMBER OF
SECURITY DESCRIPTION                                        SHARES           VALUE
---------------------------------------------------------------------------------------
INDIA - (CONCLUDED)
---------------------------------------------------------------------------------------
CHEMICALS - 0.41%
---------------------------------------------------------------------------------------
Reliance Industries Ltd.                                       50,600   $       392,123
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.53%
---------------------------------------------------------------------------------------
ICICI Bank Ltd., ADR                                           60,688           506,745
---------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.45%
---------------------------------------------------------------------------------------
Hindustan Lever Ltd.*                                         115,900           427,774
---------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.66%
---------------------------------------------------------------------------------------
Infosys Technologies Ltd.                                       6,895           537,436
Infosys Technologies Ltd., ADR (1)                              1,700            90,542
                                                                                627,978
---------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.97%
---------------------------------------------------------------------------------------
Ranbaxy Laboratories Ltd.                                      20,590           362,134
Ranbaxy Laboratories Ltd., GDR                                 29,473           565,292
                                                                                927,426
---------------------------------------------------------------------------------------
Total India Common Stocks                                                     3,449,279
---------------------------------------------------------------------------------------
INDONESIA - 2.11%
---------------------------------------------------------------------------------------
AUTOMOBILES - 0.14%
---------------------------------------------------------------------------------------
PT Astra International TBK*                                   290,230           129,597
---------------------------------------------------------------------------------------
BANKS - 0.95%
---------------------------------------------------------------------------------------
PT Bank Mandiri                                             3,325,500           302,851
PT Bank Pan Indonesia TBK                                  17,389,500           602,809
                                                                                905,660
---------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.80%
---------------------------------------------------------------------------------------
PT Telekomunikasi Indonesia, Series B                       1,488,830           769,783
---------------------------------------------------------------------------------------
TOBACCO - 0.22%
---------------------------------------------------------------------------------------
PT Hanjaya Mandala Sampoerna TBK                              433,000           208,613
Total Indonesia Common Stocks                                                 2,013,653
---------------------------------------------------------------------------------------
ISRAEL - 4.41%
---------------------------------------------------------------------------------------
BANKS - 0.35%
---------------------------------------------------------------------------------------
Bank Hapoalim Ltd.*                                           167,900           332,027
---------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 1.35%
---------------------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd. (1)*                        82,338         1,292,706
---------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.47%
---------------------------------------------------------------------------------------
Check Point Software Technologies Ltd.*                        25,348           450,941
---------------------------------------------------------------------------------------
PHARMACEUTICALS - 2.24%
---------------------------------------------------------------------------------------
Agis Industries Ltd.                                            4,200            79,281
Teva Pharmaceutical Industries Ltd., ADR                       36,000         2,064,240
                                                                              2,143,521
---------------------------------------------------------------------------------------
Total Israel Common Stocks                                                    4,219,195
---------------------------------------------------------------------------------------
MALAYSIA - 3.72%
---------------------------------------------------------------------------------------
BANKS - 1.76%
---------------------------------------------------------------------------------------
Commerce Asset-Holding Berhad                                 478,800           461,160
Malayan Banking Berhad                                        521,400         1,228,034
                                                                              1,689,194
---------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.59%
---------------------------------------------------------------------------------------
Magnum Corp. Berhad                                           782,600   $       562,236
---------------------------------------------------------------------------------------
OIL & GAS - 0.53%
---------------------------------------------------------------------------------------
Petronas Dagangan Berhad                                      307,000           508,974
---------------------------------------------------------------------------------------
TOBACCO - 0.35%
---------------------------------------------------------------------------------------
British American Tobacco Malaysia Berhad                       31,300           331,533
---------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.26%
---------------------------------------------------------------------------------------
PLUS (Projek Lebuhraya Utara Selatan)
  Expressways Berhad*                                         374,800           247,565
---------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.23%
---------------------------------------------------------------------------------------
Maxis Communications Berhad                                   138,900           219,316
Total Malaysia Common Stocks                                                  3,558,818
---------------------------------------------------------------------------------------
MEXICO - 8.28%
---------------------------------------------------------------------------------------
BANKS - 0.83%
---------------------------------------------------------------------------------------
Grupo Financiero Banorte SA de CV, Series O (1)               298,162           789,796
---------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.38%
---------------------------------------------------------------------------------------
Cemex SA de CV, ADR                                            15,400           363,440
---------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.85%
---------------------------------------------------------------------------------------
Telefonos de Mexico SA de CV, ADR                              26,185           808,069
---------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.48%
---------------------------------------------------------------------------------------
Consorico ARA, SA de CV (1)*                                  204,800           459,180
---------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.30%
---------------------------------------------------------------------------------------
Alfa, SA de CV, Series A (1)                                  140,452           287,003
---------------------------------------------------------------------------------------
MEDIA - 0.93%
---------------------------------------------------------------------------------------
Grupo Televisa SA, ADR                                         11,100           416,250
TV Azteca SA de CV, ADR                                        69,548           471,535
                                                                                887,785
---------------------------------------------------------------------------------------
METALS & MINING - 0.77%
---------------------------------------------------------------------------------------
Grupo IMSA SA de CV, ADR                                       29,555           351,704
Grupo Mexico SA, Series B (1)                                 249,247           383,167
                                                                                734,871
---------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 1.04%
---------------------------------------------------------------------------------------
Organizacion Soriana SA de CV, Series B (1)                   181,597           383,105
Wal-Mart de Mexico SA de CV, Series C (1)                     229,013           613,128
                                                                                996,233
---------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.36%
---------------------------------------------------------------------------------------
Grupo Elektra SA de CV, ADR                                    25,452           348,692
---------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 2.34%
---------------------------------------------------------------------------------------
America Movil SA de CV, ADR, Series L                         100,296         2,240,613
Total Mexico Common Stocks                                                    7,915,682
---------------------------------------------------------------------------------------
POLAND - 1.12%
---------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.40%
---------------------------------------------------------------------------------------
Telekomunika Polska SA, GDR                                    98,900           380,765
---------------------------------------------------------------------------------------

COMMON STOCKS                                              NUMBER OF
SECURITY DESCRIPTION                                        SHARES           VALUE
---------------------------------------------------------------------------------------
POLAND - (CONCLUDED)
---------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.24%
---------------------------------------------------------------------------------------
Bank Pakao SA, GDR (2)                                          8,200   $       227,716
---------------------------------------------------------------------------------------
OIL & GAS - 0.48%
---------------------------------------------------------------------------------------
Polski Koncern Naftowy Orlen SA, GDR (2)                       21,200           245,350
Polski Koncern Naftowy Orlen SA, GDR                           18,856           213,827
                                                                                459,177
---------------------------------------------------------------------------------------
Total Poland Common Stocks                                                    1,067,658
---------------------------------------------------------------------------------------
RUSSIA - 5.57%
---------------------------------------------------------------------------------------
Diversified Telecommunication Services - 0.07%
---------------------------------------------------------------------------------------
Rostelecom, ADR                                                 6,800            64,600
---------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.98%
---------------------------------------------------------------------------------------
RAO Unified Energy System (UES), ADR                           23,850           649,913
RAO Unified Energy System (UES), GDR                           10,400           283,504
                                                                                933,417
---------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.63%
---------------------------------------------------------------------------------------
JSC Mining & Smelting Co., ADR*                                16,100           604,555
---------------------------------------------------------------------------------------
OIL & GAS - 3.81%
---------------------------------------------------------------------------------------
Gazprom, ADR*                                                  61,590         1,213,323
LUKOIL, ADR                                                     8,435           601,415
Surgutneftegaz, ADR (1)                                        34,345           647,747
YUKOS, ADR (1)                                                 25,475         1,184,587
                                                                              3,647,072
---------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.08%
---------------------------------------------------------------------------------------
Mobile Telesystems, ADR                                         1,470            81,218
Total Russia Common Stocks                                                    5,330,862
---------------------------------------------------------------------------------------
SOUTH AFRICA - 7.87%
---------------------------------------------------------------------------------------
BANKS - 1.64%
---------------------------------------------------------------------------------------
ABSA Group Ltd.                                                86,753           432,138
FirstRand Ltd.                                                209,358           230,198
Nedcor Ltd.                                                    14,600           170,058
Standard Bank Group Ltd.                                      159,849           736,719
                                                                              1,569,113
---------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.18%
---------------------------------------------------------------------------------------
Nampak Ltd.                                                    96,700           171,777
---------------------------------------------------------------------------------------
INSURANCE - 0.27%
---------------------------------------------------------------------------------------
Old Mutual PLC                                                171,500           263,161
---------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.27%
---------------------------------------------------------------------------------------
Dimension Data Holdings PLC*                                  606,700           255,623
---------------------------------------------------------------------------------------
METALS & MINING - 4.93%
---------------------------------------------------------------------------------------
Anglo American PLC                                            154,688         2,712,128
Anglogold Ltd.                                                 22,738           752,514
Gold Fields Ltd.                                               32,400           392,802
Impala Platinum Holdings Ltd.                                  11,237   $       717,799
Kumba Resources Ltd.                                           32,000           139,176
                                                                              4,714,419
---------------------------------------------------------------------------------------
OIL & GAS - 0.23%
---------------------------------------------------------------------------------------
Sasol Ltd.                                                     19,952           219,598
---------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.35%
---------------------------------------------------------------------------------------
MTN Group Ltd.*                                               147,700           331,229
Total South Africa Common Stocks                                              7,524,920
---------------------------------------------------------------------------------------
SOUTH KOREA - 21.12%
---------------------------------------------------------------------------------------
AIRLINES - 0.29%
---------------------------------------------------------------------------------------
Korean Air Co. Ltd.                                            24,300           272,745
---------------------------------------------------------------------------------------
AUTOMOBILES - 0.82%
---------------------------------------------------------------------------------------
Hyundai Motor Co. Ltd.                                         16,800           500,940
Ssangyong Motor Co.*                                           50,490           285,704
                                                                                786,644
---------------------------------------------------------------------------------------
BANKS - 3.35%
---------------------------------------------------------------------------------------
Hana Bank                                                      24,800           276,256
Kookmin Bank                                                   63,668         2,089,907
Koram Bank                                                     25,600           184,979
Shinhan Financial Group Co. Ltd.                               52,110           655,513
                                                                              3,206,655
---------------------------------------------------------------------------------------
CHEMICALS - 0.87%
---------------------------------------------------------------------------------------
Honam Petrochemical Corp.                                       8,900           313,253
Hyosung Corp.                                                  19,400           210,351
LG Petrochemical Co. Ltd.                                      15,410           313,291
                                                                                836,895
---------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.15%
---------------------------------------------------------------------------------------
Tae Young Corp.                                                 3,700           146,370
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.50%
---------------------------------------------------------------------------------------
Shinyoung Securities Co., Ltd.                                 42,640           474,982
---------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.62%
---------------------------------------------------------------------------------------
KT Corp.                                                        6,440           241,670
KT Corp., ADR                                                  18,449           350,347
                                                                                592,017
---------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.53%
---------------------------------------------------------------------------------------
Samsung Electric Mechanics Co. Ltd.                            15,190           508,907
---------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.28%
---------------------------------------------------------------------------------------
LG Corp.                                                       17,500           121,559
Plenus Enterainment, Inc.                                       6,700           142,456
                                                                                264,015
---------------------------------------------------------------------------------------
MACHINERY - 0.09%
---------------------------------------------------------------------------------------
Daewoo Shipbuilding & Marine
  Engineering Co. Ltd.*                                        10,230            87,092
---------------------------------------------------------------------------------------

COMMON STOCKS                                             NUMBER OF
SECURITY DESCRIPTION                                       SHARES           VALUE
--------------------------------------------------------------------------------------
SOUTH KOREA - (CONCLUDED)
--------------------------------------------------------------------------------------
MARINE - 0.58%
--------------------------------------------------------------------------------------
Hanjin Shipping Co. Ltd.                                      66,800   $       556,808
--------------------------------------------------------------------------------------
MEDIA - 0.35%
--------------------------------------------------------------------------------------
Cheil Communications, Inc.                                     3,210           337,179
--------------------------------------------------------------------------------------
METALS & MINING - 2.35%
--------------------------------------------------------------------------------------
Dongkuk Steel Mill Co. Ltd.                                   64,600           282,916
Pohang Iron & Steel Co. Ltd. (POSCO)                          10,880         1,308,734
Pohang Iron & Steel Co. Ltd. (POSCO), ADR                     21,391           652,425
                                                                             2,244,075
--------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.43%
--------------------------------------------------------------------------------------
Hyundai Department Store Co. Ltd.*                            16,450           409,682
--------------------------------------------------------------------------------------
PERSONAL PRODUCTS - 0.49%
--------------------------------------------------------------------------------------
Amorepacific Corp.                                             3,830           467,192
--------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.29%
--------------------------------------------------------------------------------------
Samsung Electronics Co.                                       22,508         7,931,663
--------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 1.13%
--------------------------------------------------------------------------------------
SK Telecom Co. Ltd.                                            6,200         1,076,662
Total South Korea Common Stocks                                             20,199,583
--------------------------------------------------------------------------------------
TAIWAN - 16.11%
--------------------------------------------------------------------------------------
BANKS - 0.58%
--------------------------------------------------------------------------------------
Chinatrust Financial Holding Co. Ltd.                        706,500           553,110
--------------------------------------------------------------------------------------
CHEMICALS - 0.90%
--------------------------------------------------------------------------------------
Formosa Chemicals & Fibre Corp.                              751,640           861,892
--------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.34%
--------------------------------------------------------------------------------------
Asustek Computer, Inc.*                                      413,000         1,346,217
Compal Electronics, Inc., GDR (1)                            145,935         1,036,138
Lite-On Technology Corp.                                     573,040           612,065
Synnex Technology International Corp.*                        31,300           195,625
                                                                             3,190,045
--------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.13%
--------------------------------------------------------------------------------------
First Financial Holding Co., Ltd., GDR                        43,700           482,885
Fubon Financial Holding Co. Ltd.                             795,000           601,572
                                                                             1,084,457
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.19%
--------------------------------------------------------------------------------------
Chunghwa Telecom Co., Ltd*                                    13,200           182,028
--------------------------------------------------------------------------------------
Electrical Equipment - 0.00%
--------------------------------------------------------------------------------------
Phoenixtec Power Co. Ltd.                                      2,875             2,862
--------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.64%
--------------------------------------------------------------------------------------
Au Optronics Corp., ADR (1)                                  113,085         1,051,690
Delta Electronics, Inc.                                       12,550            17,313
Hon Hai Precision Industry Co. Ltd.                          277,850         1,269,571
Winbond Electronics Corp., GDR                                32,000           184,640
                                                                             2,523,214
--------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.70%
--------------------------------------------------------------------------------------
Far Eastern Textile Ltd.                                      88,000   $       388,670
Pro Mos Technologies, Inc., GDR (1)#*                         68,619           279,588
                                                                               668,258
--------------------------------------------------------------------------------------
MANUFACTURING-DIVERSIFIED - 0.15%
--------------------------------------------------------------------------------------
HannStar Display Corp.                                        20,000           142,800
--------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.96%
--------------------------------------------------------------------------------------
Advanced Semiconductor Engineering, Inc.                         500               349
Taiwan Semiconductor Manufacturing Co.*                    2,083,138         3,576,983
United Microelectronics Corp.*                             1,447,001         1,031,767
United Microelectronics Corp., ADR*                           32,347           134,241
                                                                             4,743,340
--------------------------------------------------------------------------------------
TRACKING STOCK - 1.52%
--------------------------------------------------------------------------------------
MSCI Taiwan Index Fund (1)                                    71,500           730,730
R.O.C. Taiwan Fund                                            39,418           167,526
Taiwan Fund, Inc.*                                            52,598           559,643
                                                                             1,457,899
--------------------------------------------------------------------------------------
Total Taiwan Common Stocks                                                  15,409,905
--------------------------------------------------------------------------------------
THAILAND - 3.28%
--------------------------------------------------------------------------------------
BANKS - 1.75%
--------------------------------------------------------------------------------------
Kasikorn Bank PCL Ltd.*                                      322,800           297,892
Siam Commercial Bank Public Co. Ltd. (1)*                  1,565,200         1,379,195
                                                                             1,677,087
--------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 1.06%
--------------------------------------------------------------------------------------
Siam Cement Public Co. Ltd. (1)                              275,700         1,015,785
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.10%
--------------------------------------------------------------------------------------
Ratchaburi Electricity Generating
  Holding Public Co. Ltd.                                    136,000            91,498
--------------------------------------------------------------------------------------
MEDIA - 0.37%
--------------------------------------------------------------------------------------
BEC World PCL                                                 59,600           349,169
--------------------------------------------------------------------------------------
Total Thailand Common Stocks                                                 3,133,539
--------------------------------------------------------------------------------------
TURKEY - 0.85%
--------------------------------------------------------------------------------------
AUTOMOBILES - 0.14%
--------------------------------------------------------------------------------------
Ford Otomotiv Sanayi A.S.*                                10,665,000           136,913
--------------------------------------------------------------------------------------
BANKS - 0.50%
--------------------------------------------------------------------------------------
Turkiye Garanti Bankasi A.S.*                            341,638,602           476,928
--------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.21%
--------------------------------------------------------------------------------------
Haci Omer Sabanci Holding A.S.                            87,066,000           203,083
Total Turkey Common Stocks                                                     816,924
--------------------------------------------------------------------------------------
Total Common Stocks (cost - $73,481,172)                                    88,192,964
--------------------------------------------------------------------------------------

PREFERRED STOCKS - 5.72%                                  NUMBER OF
SECURITY DESCRIPTION                                       SHARES           VALUE
--------------------------------------------------------------------------------------
BRAZIL - 4.81%
--------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.20%
--------------------------------------------------------------------------------------
Empresa Brasileira de Aeronautica SA, ADR (1)                 10,400   $       189,488
--------------------------------------------------------------------------------------
BANKS - 0.80%
--------------------------------------------------------------------------------------
Banco Bradesco SA                                         48,463,602           196,963
Banco Itau SA                                              7,851,100           564,484
                                                                               761,447
--------------------------------------------------------------------------------------
BEVERAGES - 0.90%
--------------------------------------------------------------------------------------
Companhia de Bebidas das Americas (AmBev)                  1,390,150           278,265
Companhia de Bebidas das
  Americas (AmBev), ADR                                       29,500           585,575
                                                                               863,840
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.50%
--------------------------------------------------------------------------------------
Brasil Telecom Participacoes SA                            7,000,000            46,549
Brasil Telecom Participacoes SA, ADR (1)                      13,030           429,338
                                                                               475,887
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.43%
--------------------------------------------------------------------------------------
Centrais Electricas Brasileiras SA (Electrobras)          32,800,900   $       247,460
Companhia Energetica de Minas
  Gerais (CEMIG)*                                         17,800,000           162,829
                                                                               410,289
--------------------------------------------------------------------------------------
METALS & MINING - 0.29%
--------------------------------------------------------------------------------------
Gerdau SA (1)                                                 24,085           274,711
--------------------------------------------------------------------------------------
OIL & GAS - 1.69%
--------------------------------------------------------------------------------------
Petroleo Brasileiro SA - Petrobras                            85,030         1,621,669
Total Brazil Preferred Stocks                                                4,597,331
--------------------------------------------------------------------------------------
SOUTH KOREA - 0.91%
--------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.91%
--------------------------------------------------------------------------------------
LG Electronics, Inc.*                                         46,000           876,747
Total Preferred Stocks (cost - $4,715,532)                                   5,474,078
--------------------------------------------------------------------------------------

 NUMBER OF
  RIGHTS
---------------------------------------------------------------------------------------------------------------------
RIGHTS - 0.00%
---------------------------------------------------------------------------------------------------------------------
THAILAND - 0.00%
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.00%
---------------------------------------------------------------------------------------------------------------------
  218,684 TelecomAsia Corp. Public Co. Ltd.* exercise price $0.351, expires 09/29/03# (cost - $0)                   0
---------------------------------------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                               MATURITY            INTEREST
  (000)                                                                  DATES               RATES
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 0.52%
---------------------------------------------------------------------------------------------------------------------
TAIWAN - 0.52%
---------------------------------------------------------------------------------------------------------------------
BANKING - 0.11%
$    100 International Commercial Bank of China                        05/27/08              0.000%           103,447
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.41%
---------------------------------------------------------------------------------------------------------------------
     370 Wan Hai Lines                                                 01/27/08              0.000            394,898
---------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (cost - $483,875)                                                                     498,345
---------------------------------------------------------------------------------------------------------------------
CORPORATE BOND - 0.00%
---------------------------------------------------------------------------------------------------------------------
BRAZIL - 0.00%
---------------------------------------------------------------------------------------------------------------------
METALS & MINING - 0.00%
---------------------------------------------------------------------------------------------------------------------
      20 Companhia Vale do Rio Doce# (cost - $0)                       09/29/49              1.000                  0
---------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                MATURITY         INTEREST
 (000)                                                                   DATES           RATES              VALUE
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.70%
---------------------------------------------------------------------------------------------------------------------
   $672 Repurchase Agreement dated 07/31/03 with State Street
          Bank & Trust Co., collateralized by $502,329
          U.S. Treasury Bills, zero coupon due 01/29/04 and
          $177,471 U.S. Treasury Notes, 1.625% to 5.000% due
          03/31/05 to 08/15/11; (value - $685,503);
          proceeds: $672,018) (cost - $672,000)                        08/01/03           0.980%        $     672,000
---------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
 (000)
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 10.85%
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 10.85%
---------------------------------------------------------------------------------------------------------------------
         1 AIM Liquid Assets Portfolio                                 08/01/03           1.010+                  732
    10,373 UBS Private Money Market Fund LLC                           08/01/03           1.030+           10,372,568
Total Money Market Funds (cost - $10,373,300)                                                              10,373,300
---------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $89,725,879) 110.01%                                                            105,210,687
Liabilities in excess of other assets - (10.01)%                                                           (9,572,058)
Net Assets - 100.00%                                                                                    $  95,638,629
---------------------------------------------------------------------------------------------------------------------

*     Non-Income producing security.

ADR   American Depositary Receipt.

GDR   Global Depositary Receipt.

GDS   Global Depositary Shares.

(1)   Security, or portion thereof, was on loan at July 31, 2003.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.49% of net assets as of July 31, 2003, may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Security is being fair valued by a valuation committee under the direction of the board of directors.

+     Interest rates shown reflect yield at July 31, 2003.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                        CONTRACTS TO        IN                           UNREALIZED
                                                          DELIVER      EXCHANGE FOR     MATURITY DATE   DEPRECIATION
---------------------------------------------------------------------------------------------------------------------
South African Rand                                       10,372,000     USD 1,330,767       10/17/03        $  48,531
---------------------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATION:

USD U.S. Dollars

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Statement of Assets and Liabilities
July 31, 2003

                                                                                                             UBS PACE
                                                                                                            GOVERNMENT
                                                                                           UBS PACE         SECURITIES
                                                                                         MONEY MARKET      FIXED INCOME
                                                                                          INVESTMENTS       INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $123,418,605; $870,885,076;
  $391,268,647; $373,805,882; $256,686,342; $348,261,991; $795,556,584;
  $525,507,222; $236,503,284; $287,767,907; $395,884,025; $89,725,879,
  respectively)*                                                                        $   123,418,605   $   862,555,189
Cash                                                                                                720                --
Foreign currency, at value (cost - $0; $0; $576,406; $236,321; $0; $7,100,173;
  $0; $0; $0; $0; $1,521,961; $56,182, respectively)                                                 --                --
Receivable from investment manager and administrator                                             36,823                --
Receivable for investments sold                                                                      --     1,015,718,164
Receivable for shares of beneficial interest sold                                             1,262,272           549,006
Dividends and interest receivable                                                                78,459         2,242,493
Receivable for interest rate swaps, net (proceeds - $0; $74,385; $0; $0; $0; $0;
  $0; $0; $0; $0; $0; $0)                                                                            --           971,945
Unrealized appreciation of forward foreign currency contracts                                        --                --
Variation margin receivable                                                                          --                --
Other assets                                                                                     26,527           145,727
-------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                124,823,406     1,882,182,524
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for shares of beneficial interest repurchased                                           667,273         2,313,481
Dividends payable to shareholders                                                                27,788                --
Payable for investments purchased                                                                    --     1,398,118,196
Payable for options written, at value (premium received - $0; $484,131;
  $0; $1,135,523; $0; $25,650; $0; $0; $0; $0; $0; $0, respectively)                                 --         1,013,767
Payable to affiliates                                                                                --           331,027
Payable to custodian                                                                                 --             7,755
Payable for cash collateral for securities loaned                                                    --                --
Unrealized depreciation of forward foreign currency contracts                                        --                --
Variation margin payable                                                                             --                --
Payable for interest rate swaps, net (proceeds-$0; $0; $0; $189,461;
  $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                                      --                --
Accrued expenses and other liabilities                                                          213,693           232,658
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                               908,754     1,402,016,884
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)                123,914,844       491,101,058
Accumulated undistributed (distributions in excess of) net investment income (loss)                  --                --
Accumulated net realized gains (losses) from investments, futures, swaps, options
  written, forward foreign currency contracts and foreign currency transactions                    (192)       (3,122,225)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, swaps, options written and
  forward foreign currency contracts                                                                 --        (7,813,193)
Net assets                                                                              $   123,914,652   $   480,165,640
-------------------------------------------------------------------------------------------------------------------------

                                                                                           UBS PACE          UBS PACE
                                                                                         INTERMEDIATE        STRATEGIC
                                                                                         FIXED INCOME      FIXED INCOME
                                                                                          INVESTMENTS       INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $123,418,605; $870,885,076;
  $391,268,647; $373,805,882; $256,686,342; $348,261,991; $795,556,584;
  $525,507,222; $236,503,284; $287,767,907; $395,884,025; $89,725,879,
  respectively)*                                                                        $   389,318,164   $   376,092,477
Cash                                                                                                 --           578,800
Foreign currency, at value (cost - $0; $0; $576,406; $236,321; $0; $7,100,173;
  $0; $0; $0; $0; $1,521,961; $56,182, respectively)                                            562,271           229,313
Receivable from investment manager and administrator                                                 --                --
Receivable for investments sold                                                              16,025,272        35,488,203
Receivable for shares of beneficial interest sold                                               696,791           568,404
Dividends and interest receivable                                                             3,876,197         2,101,248
Receivable for interest rate swaps, net (proceeds - $0; $74,385; $0; $0; $0; $0;
  $0; $0; $0; $0; $0; $0)                                                                            --                --
Unrealized appreciation of forward foreign currency contracts                                   241,824            17,172
Variation margin receivable                                                                     162,204                --
Other assets                                                                                    110,599            86,525
-------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                410,993,322       415,162,142
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for shares of beneficial interest repurchased                                         1,303,546         1,688,834
Dividends payable to shareholders                                                                    --                --
Payable for investments purchased                                                            38,097,336       108,500,699
Payable for options written, at value (premium received - $0; $484,131;
  $0; $1,135,523; $0; $25,650; $0; $0; $0; $0; $0; $0, respectively)                                 --         1,459,343
Payable to affiliates                                                                           216,017           197,629
Payable to custodian                                                                          1,643,194                --
Payable for cash collateral for securities loaned                                            21,210,997           232,207
Unrealized depreciation of forward foreign currency contracts                                   113,817                --
Variation margin payable                                                                             --         1,148,929
Payable for interest rate swaps, net (proceeds-$0; $0; $0; $189,461;
  $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                                      --           105,060
Accrued expenses and other liabilities                                                          166,461           191,422
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                            62,751,368       113,524,123
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)                392,680,736       310,589,868
Accumulated undistributed (distributions in excess of) net investment income (loss)            (116,869)          948,295
Accumulated net realized gains (losses) from investments, futures, swaps, options
  written, forward foreign currency contracts and foreign currency transactions             (43,124,261)       (6,435,089)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, swaps, options written and
  forward foreign currency contracts                                                         (1,197,652)       (3,465,055)
Net assets                                                                              $   348,241,954   $   301,638,019
-------------------------------------------------------------------------------------------------------------------------

*  Includes $0; $0; $20,534,842; $5,215,905; $0; $614,431; $19,776,978;
   $21,058,114; $15,030,405; $32,209,896; $22,248,762; $9,563,385, respectively, of investments in securities on loan, at value.

+ Includes restricted cash of $3,120,904 on deposit as initial margin for futures contracts on UBS PACE Global Fixed Income Investments.

                                                                                           UBS PACE          UBS PACE
                                                                                           MUNICIPAL       GLOBAL FIXED
                                                                                         FIXED INCOME         INCOME
                                                                                          INVESTMENTS       INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $123,418,605; $870,885,076;
  $391,268,647; $373,805,882; $256,686,342; $348,261,991; $795,556,584;
  $525,507,222; $236,503,284; $287,767,907; $395,884,025; $89,725,879,
  respectively)*                                                                        $   262,421,030   $   363,185,161
Cash                                                                                          2,094,357         3,172,991+
Foreign currency, at value (cost - $0; $0; $576,406; $236,321; $0; $7,100,173;
  $0; $0; $0; $0; $1,521,961; $56,182, respectively)                                                 --         6,938,546
Receivable from investment manager and administrator                                                 --                --
Receivable for investments sold                                                                      --         5,011,606
Receivable for shares of beneficial interest sold                                               236,965           366,233
Dividends and interest receivable                                                             3,184,268         4,393,453
Receivable for interest rate swaps, net (proceeds - $0; $74,385; $0; $0; $0; $0;
  $0; $0; $0; $0; $0; $0)                                                                            --                --
Unrealized appreciation of forward foreign currency contracts                                        --         2,365,951
Variation margin receivable                                                                          --                --
Other assets                                                                                    138,756           121,232
-------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                268,075,376       385,555,173
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for shares of beneficial interest repurchased                                           364,217           738,618
Dividends payable to shareholders                                                                    --                --
Payable for investments purchased                                                             6,587,448        39,400,258
Payable for options written, at value (premium received - $0; $484,131;
  $0; $1,135,523; $0; $25,650; $0; $0; $0; $0; $0; $0, respectively)                                 --             4,275
Payable to affiliates                                                                           175,519           246,107
Payable to custodian                                                                                 --                --
Payable for cash collateral for securities loaned                                                    --           700,020
Unrealized depreciation of forward foreign currency contracts                                        --         1,984,600
Variation margin payable                                                                             --         2,522,089
Payable for interest rate swaps, net (proceeds-$0; $0; $0; $189,461;
  $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                                      --                --
Accrued expenses and other liabilities                                                           98,103           239,942
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                             7,225,287        45,835,909
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)                257,914,708       317,154,864
Accumulated undistributed (distributions in excess of) net investment income (loss)                  --        13,074,307
Accumulated net realized gains (losses) from investments, futures, swaps, options
  written, forward foreign currency contracts and foreign currency transactions              (2,799,307)       (5,273,590)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, swaps, options written and
  forward foreign currency contracts                                                          5,734,688        14,763,683
Net assets                                                                              $   260,850,089   $   339,719,264
-------------------------------------------------------------------------------------------------------------------------

                                                                                           UBS PACE          UBS PACE
                                                                                           LARGE CO          LARGE CO
                                                                                         VALUE EQUITY      GROWTH EQUITY
                                                                                          INVESTMENTS       INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $123,418,605; $870,885,076;
  $391,268,647; $373,805,882; $256,686,342; $348,261,991; $795,556,584;
  $525,507,222; $236,503,284; $287,767,907; $395,884,025; $89,725,879, respectively)*   $   861,437,651   $   572,537,647
Cash                                                                                              4,162             1,405
Foreign currency, at value (cost - $0; $0; $576,406; $236,321; $0; $7,100,173;
  $0; $0; $0; $0; $1,521,961; $56,182, respectively)                                                 --                --
Receivable from investment manager and administrator                                                 --                --
Receivable for investments sold                                                               2,143,232         2,170,384
Receivable for shares of beneficial interest sold                                             1,549,130         1,240,225
Dividends and interest receivable                                                             1,417,787           437,245
Receivable for interest rate swaps, net (proceeds - $0; $74,385; $0; $0; $0; $0;
  $0; $0; $0; $0; $0; $0)                                                                            --                --
Unrealized appreciation of forward foreign currency contracts                                        --                --
Variation margin receivable                                                                          --                --
Other assets                                                                                    183,043           138,885
-------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                866,735,005       576,525,791
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for shares of beneficial interest repurchased                                         1,471,930           868,717
Dividends payable to shareholders                                                                    --                --
Payable for investments purchased                                                             5,182,607         6,962,674
Payable for options written, at value (premium received - $0; $484,131;
  $0; $1,135,523; $0; $25,650; $0; $0; $0; $0; $0; $0, respectively)                                 --                --
Payable to affiliates                                                                           652,236           374,132
Payable to custodian                                                                                 --                --
Payable for cash collateral for securities loaned                                            20,546,700        21,979,000
Unrealized depreciation of forward foreign currency contracts                                        --                --
Variation margin payable                                                                             --                --
Payable for interest rate swaps, net (proceeds-$0; $0; $0; $189,461;
  $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                                      --                --
Accrued expenses and other liabilities                                                          349,121           279,654
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                            28,202,594        30,464,177
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)                938,101,405       740,304,829
Accumulated undistributed (distributions in excess of) net investment income (loss)           4,257,611                --
Accumulated net realized gains (losses) from investments, futures, swaps, options
  written, forward foreign currency contracts and foreign currency transactions            (169,707,672)     (241,273,640)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, swaps, options written and
  forward foreign currency contracts                                                         65,881,067        47,030,425
Net assets                                                                              $   838,532,411   $   546,061,614
-------------------------------------------------------------------------------------------------------------------------

                                                                                            UBS PACE          UBS PACE
                                                                                        SMALL/MEDIUM CO   SMALL/MEDIUM CO
                                                                                         VALUE EQUITY      GROWTH EQUITY
                                                                                          INVESTMENTS       INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $123,418,605; $870,885,076;
  $391,268,647; $373,805,882; $256,686,342; $348,261,991; $795,556,584;
  $525,507,222; $236,503,284; $287,767,907; $395,884,025; $89,725,879,
  respectively)*                                                                        $   290,067,937   $   329,241,845
Cash                                                                                              3,964                --
Foreign currency, at value (cost - $0; $0; $576,406; $236,321; $0; $7,100,173;
  $0; $0; $0; $0; $1,521,961; $56,182, respectively)                                                 --                --
Receivable from investment manager and administrator                                                 --                --
Receivable for investments sold                                                                      --         7,799,240
Receivable for shares of beneficial interest sold                                               495,282           484,248
Dividends and interest receivable                                                               118,336            86,617
Receivable for interest rate swaps, net (proceeds - $0; $74,385; $0; $0; $0; $0;
  $0; $0; $0; $0; $0; $0)                                                                            --                --
Unrealized appreciation of forward foreign currency contracts                                        --                --
Variation margin receivable                                                                          --                --
Other assets                                                                                     90,028           111,646
-------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                290,775,547       337,723,596
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for shares of beneficial interest repurchased                                           383,516           744,129
Dividends payable to shareholders                                                                    --                --
Payable for investments purchased                                                                    --         6,430,152
Payable for options written, at value (premium received - $0; $484,131;
  $0; $1,135,523; $0; $25,650; $0; $0; $0; $0; $0; $0, respectively)                                 --                --
Payable to affiliates                                                                           206,524           222,800
Payable to custodian                                                                                 --           363,804
Payable for cash collateral for securities loaned                                            15,819,909        33,195,412
Unrealized depreciation of forward foreign currency contracts                                        --                --
Variation margin payable                                                                             --                --
Payable for interest rate swaps, net (proceeds-$0; $0; $0; $189,461;
  $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                                      --                --
Accrued expenses and other liabilities                                                          130,584           257,059
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                            16,540,533        41,213,356
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)                236,176,162       296,658,565
Accumulated undistributed (distributions in excess of) net investment income (loss)                  --                --
Accumulated net realized gains (losses) from investments, futures, swaps, options
  written, forward foreign currency contracts and foreign currency transactions             (15,505,801)      (41,622,263)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, swaps, options written and
  forward foreign currency contracts                                                         53,564,653        41,473,938
Net assets                                                                              $   274,235,014   $   296,510,240
-------------------------------------------------------------------------------------------------------------------------

                                                                                                            UBS PACE
                                                                                            UBS PACE      INTERNATIONAL
                                                                                         INTERNATIONAL   EMERGING MARKETS
                                                                                            EQUITY            EQUITY
                                                                                          INVESTMENTS      INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $123,418,605; $870,885,076;
  $391,268,647; $373,805,882; $256,686,342; $348,261,991; $795,556,584;
  $525,507,222; $236,503,284; $287,767,907; $395,884,025; $89,725,879,
  respectively)*                                                                        $   411,730,320   $   105,210,687
Cash                                                                                          2,708,689           291,283
Foreign currency, at value (cost - $0; $0; $576,406; $236,321; $0; $7,100,173;
  $0; $0; $0; $0; $1,521,961; $56,182, respectively)                                          1,514,982            56,158
Receivable from investment manager and administrator                                                 --                --
Receivable for investments sold                                                               4,563,595           741,431
Receivable for shares of beneficial interest sold                                             1,024,155           223,111
Dividends and interest receivable                                                               617,354           364,869
Receivable for interest rate swaps, net (proceeds - $0; $74,385; $0; $0; $0; $0;
  $0; $0; $0; $0; $0; $0)                                                                            --                --
Unrealized appreciation of forward foreign currency contracts                                        --                --
Variation margin receivable                                                                          --                --
Other assets                                                                                    129,834            99,332
-------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                422,288,929       106,986,871
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for shares of beneficial interest repurchased                                           394,783            80,089
Dividends payable to shareholders                                                                    --                --
Payable for investments purchased                                                            14,313,425           500,445
Payable for options written, at value (premium received - $0; $484,131;
  $0; $1,135,523; $0; $25,650; $0; $0; $0; $0; $0; $0, respectively)                                 --                --
Payable to affiliates                                                                           354,709            86,220
Payable to custodian                                                                                 --                 -
Payable for cash collateral for securities loaned                                            23,548,305        10,373,300
Unrealized depreciation of forward foreign currency contracts                                        --            48,531
Variation margin payable                                                                             --                --
Payable for interest rate swaps, net (proceeds-$0; $0; $0; $189,461;
  $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                                      --                --
Accrued expenses and other liabilities                                                          178,039           259,657
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                            38,789,261        11,348,242
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)                535,135,693       143,457,656
Accumulated undistributed (distributions in excess of) net investment income (loss)           2,648,994            48,531
Accumulated net realized gains (losses) from investments, futures, swaps, options
  written, forward foreign currency contracts and foreign currency transactions            (170,155,621)      (63,223,577)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, swaps, options written and
  forward foreign currency contracts                                                         15,870,602        15,356,019
Net assets                                                                              $   383,499,668   $    95,638,629
-------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                                                                          UBS PACE
                                                                         GOVERNMENT         UBS PACE          UBS PACE
                                                        UBS PACE         SECURITIES       INTERMEDIATE        STRATEGIC
                                                      MONEY MARKET      FIXED INCOME      FIXED INCOME      FIXED INCOME
                                                       INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                           $            --   $   190,933,341   $   113,499,853   $    26,814,182
Shares outstanding                                                --        14,904,315         9,903,688         1,995,115
--------------------------------------------------------------------------------------------------------------------------
Net asset value per share                            $            --   $         12.81   $         11.46   $         13.44
--------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                     $            --   $         13.41   $         12.00   $         14.07
--------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                           $            --   $    15,055,652   $     9,870,811   $    11,226,514
Shares outstanding                                                --         1,175,407           860,230           835,596
--------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share         $            --   $         12.81   $         11.47   $         13.44
--------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                           $            --   $    50,244,662   $    12,281,150   $    10,826,836
Shares outstanding                                                --         3,920,485         1,070,177           805,602
--------------------------------------------------------------------------------------------------------------------------
Net asset value per share                            $            --   $         12.82   $         11.48   $         13.44
--------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                     $            --   $         12.95   $         11.60   $         13.58
--------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                           $            --   $    16,465,824   $     1,729,744   $       551,481
Shares outstanding                                                --         1,286,275           150,844            41,051
--------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                    $            --   $         12.80   $         11.47   $         13.43
--------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                           $   123,914,652   $   207,466,161   $   210,860,396   $   252,219,006
Shares outstanding                                       123,914,844        16,188,479        18,387,376        18,770,400
--------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                    $          1.00   $         12.82   $         11.47   $         13.44
--------------------------------------------------------------------------------------------------------------------------

                                                        UBS PACE          UBS PACE          UBS PACE          UBS PACE
                                                        MUNICIPAL       GLOBAL FIXED        LARGE CO          LARGE CO
                                                      FIXED INCOME         INCOME         VALUE EQUITY      GROWTH EQUITY
                                                       INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                           $   153,966,428   $   176,123,644   $   296,936,203   $   109,326,326
Shares outstanding                                        12,258,648        14,945,604        19,296,268         8,556,216
--------------------------------------------------------------------------------------------------------------------------
Net asset value per share                            $         12.56   $         11.78   $         15.39   $         12.78
--------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                     $         13.15   $         12.34   $         16.29   $         13.52
--------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                           $     7,869,856   $     2,233,301   $    58,522,851   $    10,503,349
Shares outstanding                                           626,528           189,250         3,815,648           838,578
--------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share         $         12.56   $         11.80   $         15.34   $         12.53
--------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                           $    28,881,634   $     9,633,181   $    46,436,968   $    12,598,492
Shares outstanding                                         2,299,689           817,449         3,027,947         1,004,962
--------------------------------------------------------------------------------------------------------------------------
Net asset value per share                            $         12.56   $         11.78   $         15.34   $         12.54
--------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                     $         12.69   $         11.90   $         15.49   $         12.67
--------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                           $       193,838   $    12,429,309   $    36,448,214   $    23,828,510
Shares outstanding                                            15,431         1,055,085         2,364,890         1,850,100
--------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                    $         12.56   $         11.78   $         15.41   $         12.88
--------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                           $    69,938,333   $   139,299,829   $   400,188,175   $   389,804,937
Shares outstanding                                         5,568,480        11,820,349        25,981,631        30,325,653
--------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                    $         12.56   $         11.78   $         15.40   $         12.85
--------------------------------------------------------------------------------------------------------------------------

                                                                                                              UBS PACE
                                                        UBS PACE          UBS PACE          UBS PACE        INTERNATIONAL
                                                     SMALL/MEDIUM CO   SMALL/MEDIUM CO    INTERNATIONAL   EMERGING MARKETS
                                                      VALUE EQUITY      GROWTH EQUITY        EQUITY            EQUITY
                                                       INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                           $    44,758,083   $    63,434,715   $    90,629,948   $     9,810,007
Shares outstanding                                         2,714,231         4,848,786         8,743,281         1,104,910
--------------------------------------------------------------------------------------------------------------------------
Net asset value per share                            $         16.49   $         13.08   $         10.37   $          8.88
--------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                     $         17.45   $         13.84   $         10.97   $          9.40
--------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                           $    10,877,091   $     5,333,638   $     1,234,746   $     2,234,811
Shares outstanding                                           671,707           416,066           120,666           257,006
--------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share         $         16.19   $         12.82   $         10.23   $          8.70
--------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                           $    12,759,064   $     9,459,242   $     7,597,733   $     3,751,752
Shares outstanding                                           787,882           737,105           741,436           431,684
--------------------------------------------------------------------------------------------------------------------------
Net asset value per share                            $         16.19   $         12.83   $         10.25   $          8.69
--------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                     $         16.35   $         12.96   $         10.35   $          8.78
--------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                           $     1,813,273   $     1,372,011   $    33,813,226   $     1,380,348
Shares outstanding                                           109,465           104,335         3,259,830           154,454
--------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                    $         16.56   $         13.15   $         10.37   $          8.94
--------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                           $   204,027,503   $   216,910,634   $   250,224,015   $    78,461,711
Shares outstanding                                        12,303,790        16,460,098        24,142,752         8,778,869
--------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                    $         16.58   $         13.18   $         10.36   $          8.94
--------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

Statement of Operations
For the Year Ended July 31, 2003

                                                                                                             UBS PACE
                                                                                                            GOVERNMENT
                                                                                           UBS PACE         SECURITIES
                                                                                         MONEY MARKET      FIXED INCOME
                                                                                          INVESTMENTS       INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $3,162; $18; $0; $65,793;
    $0; $0; $0; $0; $5; $11, respectively)                                              $     1,880,112   $    18,237,789
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0; $0;
    $61,963; $10,929; $0; $6,604; $1,047,842; $255,296, respectively)                                --                --
-------------------------------------------------------------------------------------------------------------------------
                                                                                              1,880,112        18,237,789
-------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management and administration fees                                                   434,878         3,545,318
Service fees-Class A                                                                                 --           519,716
Service and distribution fees-Class B                                                                --           174,632
Service and distribution fees-Class C                                                                --           417,188
Transfer agency and related services fees                                                       650,068           648,664
Reports and notices to shareholders                                                             158,937           150,368
Federal and state registration fees                                                              57,226            84,554
Professional fees                                                                                48,632            69,280
Insurance expense                                                                                26,765            36,790
Custody and accounting                                                                           12,425           303,884
Trustees' fees                                                                                    2,488            10,490
Other expenses                                                                                   16,946            37,232
-------------------------------------------------------------------------------------------------------------------------
                                                                                              1,408,365         5,998,116
-------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and reimbursements from investment manager and administrator                 (703,657)         (803,900)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                    704,708         5,194,216
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  1,175,404        13,043,573
-------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                                                      28        16,767,014
    Net increase from payments by sub-advisor                                                        --                --
    Futures                                                                                          --         2,893,805
    Options written                                                                                  --        (1,169,232)
    Swaps                                                                                            --        (5,820,137)
    Forward foreign currency contracts and foreign currency transactions                             --                --
-------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                                                      --       (18,711,402)
    Futures                                                                                          --          (494,742)
    Options written                                                                                  --          (899,056)
    Swaps                                                                                            --           589,608
    Other assets and liabilities denominated in foreign currency
      and forward foreign currency contracts                                                         --                --
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities                                28        (6,844,142)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $     1,175,432   $     6,199,431
-------------------------------------------------------------------------------------------------------------------------

                                                                                           UBS PACE          UBS PACE
                                                                                         INTERMEDIATE        STRATEGIC
                                                                                         FIXED INCOME      FIXED INCOME
                                                                                          INVESTMENTS       INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $3,162; $18; $0; $65,793;
    $0; $0; $0; $0; $5; $11, respectively)                                              $    13,097,608   $    16,343,724
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0; $0;
    $61,963; $10,929; $0; $6,604; $1,047,842; $255,296, respectively)                                --                --
-------------------------------------------------------------------------------------------------------------------------
                                                                                             13,097,608        16,343,724
-------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management and administration fees                                                 2,027,054         2,138,873
Service fees-Class A                                                                            308,197            69,187
Service and distribution fees-Class B                                                           112,344           150,502
Service and distribution fees-Class C                                                           106,428            89,473
Transfer agency and related services fees                                                       435,128           425,647
Reports and notices to shareholders                                                             102,639            98,153
Federal and state registration fees                                                              74,887            70,485
Professional fees                                                                                57,633            57,498
Insurance expense                                                                                23,929            24,686
Custody and accounting                                                                          202,705           183,311
Trustees' fees                                                                                    6,865             6,222
Other expenses                                                                                   34,662            33,201
-------------------------------------------------------------------------------------------------------------------------
                                                                                              3,492,471         3,347,238
-------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and reimbursements from investment manager and administrator                 (349,763)         (250,212)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                  3,142,708         3,097,026
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  9,954,900        13,246,698
-------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                                             (13,773,084)        5,417,312
    Net increase from payments by sub-advisor                                                        --                --
    Futures                                                                                    (814,811)       15,941,004
    Options written                                                                                  --        (2,374,125)
    Swaps                                                                                            --        (5,656,087)
    Forward foreign currency contracts and foreign currency transactions                       (134,526)          524,171
-------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                                              23,435,147           (57,958)
    Futures                                                                                     633,862        (9,949,737)
    Options written                                                                                  --            31,246
    Swaps                                                                                            --         1,618,686
    Other assets and liabilities denominated in foreign currency
      and forward foreign currency contracts                                                    118,969           (27,845)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities                         9,465,557         5,466,667
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $    19,420,457   $    18,713,365
-------------------------------------------------------------------------------------------------------------------------

                                                                                           UBS PACE          UBS PACE
                                                                                           MUNICIPAL       GLOBAL FIXED
                                                                                         FIXED INCOME         INCOME
                                                                                          INVESTMENTS       INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $3,162; $18; $0; $65,793;
    $0; $0; $0; $0; $5; $11, respectively)                                              $    11,944,981   $    12,133,503
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0; $0;
    $61,963; $10,929; $0; $6,604; $1,047,842; $255,296, respectively)                                --             1,142
-------------------------------------------------------------------------------------------------------------------------
                                                                                             11,944,981        12,134,645
-------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management and administration fees                                                 1,622,890         2,658,309
Service fees-Class A                                                                            409,753           451,629
Service and distribution fees-Class B                                                            99,633            22,305
Service and distribution fees-Class C                                                           227,395            78,159
Transfer agency and related services fees                                                       144,910           608,540
Reports and notices to shareholders                                                              99,551           122,138
Federal and state registration fees                                                              64,272            80,457
Professional fees                                                                                57,287            62,097
Insurance expense                                                                                19,483            32,873
Custody and accounting                                                                          162,289           498,433
Trustees' fees                                                                                    5,563             6,715
Other expenses                                                                                   29,827            28,677
-------------------------------------------------------------------------------------------------------------------------
                                                                                              2,942,853         4,650,332
-------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and reimbursements from investment manager and administrator                 (334,698)         (520,489)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                  2,608,155         4,129,843
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  9,336,826         8,004,802
-------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                                               3,728,443        12,929,349
    Net increase from payments by sub-advisor                                                        --                --
    Futures                                                                                          --        (1,465,606)
    Options written                                                                                  --                --
    Swaps                                                                                            --                --
    Forward foreign currency contracts and foreign currency transactions                             --        15,832,059
-------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                                              (6,572,561)         (664,837)
    Futures                                                                                          --           819,842
    Options written                                                                                  --            21,375
    Swaps                                                                                            --                --
    Other assets and liabilities denominated in foreign currency
      and forward foreign currency contracts                                                         --        (1,276,719)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities                        (2,844,118)       26,195,463
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $     6,492,708   $    34,200,265
-------------------------------------------------------------------------------------------------------------------------

                                                                                           UBS PACE          UBS PACE
                                                                                           LARGE CO          LARGE CO
                                                                                         VALUE EQUITY      GROWTH EQUITY
                                                                                          INVESTMENTS       INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $3,162; $18; $0; $65,793;
    $0; $0; $0; $0; $5; $11, respectively)                                              $       173,166   $       166,851
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0; $0;
    $61,963; $10,929; $0; $6,604; $1,047,842; $255,296, respectively)                        17,304,832         3,590,261
-------------------------------------------------------------------------------------------------------------------------
                                                                                             17,477,998         3,757,112
-------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management and administration fees                                                 6,300,397         3,799,031
Service fees-Class A                                                                            728,718           265,112
Service and distribution fees-Class B                                                           653,719           109,259
Service and distribution fees-Class C                                                           469,192           126,092
Transfer agency and related services fees                                                     1,132,238           784,230
Reports and notices to shareholders                                                             254,721           173,406
Federal and state registration fees                                                             147,607           108,903
Professional fees                                                                                88,091            72,982
Insurance expense                                                                                44,863            38,088
Custody and accounting                                                                          472,530           284,927
Trustees' fees                                                                                   16,304             9,580
Other expenses                                                                                   34,925            28,304
-------------------------------------------------------------------------------------------------------------------------
                                                                                             10,343,305         5,799,914
-------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and reimbursements from investment manager and administrator                 (886,434)         (528,731)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                  9,456,871         5,271,183
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  8,021,127        (1,514,071)
-------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                                             (69,688,423)      (68,511,774)
    Net increase from payments by sub-advisor                                                        --             9,848
    Futures                                                                                          --                --
    Options written                                                                                  --                --
    Swaps                                                                                            --                --
    Forward foreign currency contracts and foreign currency transactions                           (188)               --
-------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                                              97,774,792       124,601,092
    Futures                                                                                          --                --
    Options written                                                                                  --                --
    Swaps                                                                                            --                --
    Other assets and liabilities denominated in foreign currency
      and forward foreign currency contracts                                                         --                --
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities                        28,086,181        56,099,166
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $    36,107,308   $    54,585,095
-------------------------------------------------------------------------------------------------------------------------

                                                                                           UBS PACE          UBS PACE
                                                                                        SMALL/MEDIUM CO   SMALL/MEDIUM CO
                                                                                         VALUE EQUITY      GROWTH EQUITY
                                                                                          INVESTMENTS       INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $3,162; $18; $0; $65,793;
    $0; $0; $0; $0; $5; $11, respectively)                                              $       114,756   $       174,788
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0; $0;
    $61,963; $10,929; $0; $6,604; $1,047,842; $255,296, respectively)                         2,472,164         1,133,599
-------------------------------------------------------------------------------------------------------------------------
                                                                                              2,586,920         1,308,387
-------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management and administration fees                                                 1,894,194         2,041,829
Service fees-Class A                                                                            101,257           145,308
Service and distribution fees-Class B                                                           110,976            57,410
Service and distribution fees-Class C                                                           118,075            88,212
Transfer agency and related services fees                                                       556,860           579,858
Reports and notices to shareholders                                                             104,439            99,974
Federal and state registration fees                                                              85,264            85,884
Professional fees                                                                                62,125            63,624
Insurance expense                                                                                24,384            23,816
Custody and accounting                                                                          141,964           152,838
Trustees' fees                                                                                    4,457             5,089
Other expenses                                                                                   26,020            24,961
-------------------------------------------------------------------------------------------------------------------------
                                                                                              3,230,015         3,368,803
-------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and reimbursements from investment manager and administrator                 (262,518)         (260,029)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                  2,967,497         3,108,774
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                   (380,577)       (1,800,387)
-------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                                             (14,615,065)      (20,010,925)
    Net increase from payments by sub-advisor                                                        --                --
    Futures                                                                                          --                --
    Options written                                                                                  --                --
    Swaps                                                                                            --                --
    Forward foreign currency contracts and foreign currency transactions                             --               168
-------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                                              40,975,731        72,101,801
    Futures                                                                                          --                --
    Options written                                                                                  --                --
    Swaps                                                                                            --                --
    Other assets and liabilities denominated in foreign currency
      and forward foreign currency contracts                                                         --                --
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities                        26,360,666        52,091,044
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $    25,980,089   $    50,290,657
-------------------------------------------------------------------------------------------------------------------------

                                                                                                             UBS PACE
                                                                                           UBS PACE        INTERNATIONAL
                                                                                         INTERNATIONAL   EMERGING MARKETS
                                                                                            EQUITY            EQUITY
                                                                                          INVESTMENTS       INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $3,162; $18; $0; $65,793;
    $0; $0; $0; $0; $5; $11, respectively)                                              $       539,130   $        82,269
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0; $0;
    $61,963; $10,929; $0; $6,604; $1,047,842; $255,296, respectively)                         8,028,269         2,113,787
-------------------------------------------------------------------------------------------------------------------------
                                                                                              8,567,399         2,196,056
-------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management and administration fees                                                 3,199,748           853,077
Service fees-Class A                                                                            208,644            16,330
Service and distribution fees-Class B                                                            15,759            39,326
Service and distribution fees-Class C                                                            76,270            32,799
Transfer agency and related services fees                                                       588,617           355,073
Reports and notices to shareholders                                                              94,514            92,923
Federal and state registration fees                                                              80,883            77,085
Professional fees                                                                                68,711            64,264
Insurance expense                                                                                32,653            11,110
Custody and accounting                                                                          508,950           271,329
Trustees' fees                                                                                    6,966             2,603
Other expenses                                                                                   27,525            31,463
-------------------------------------------------------------------------------------------------------------------------
                                                                                              4,909,240         1,847,382
-------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and reimbursements from investment manager and administrator                 (104,511)         (319,238)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                  4,804,729         1,528,144
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  3,762,670           667,912
-------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                                             (50,584,491)       (6,881,121)
    Net increase from payments by sub-advisor                                                        --                --
    Futures                                                                                          --             5,032
    Options written                                                                                  --                --
    Swaps                                                                                            --                --
    Forward foreign currency contracts and foreign currency transactions                       (385,981)         (460,499)
-------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                                              60,314,611        19,160,309
    Futures                                                                                          --                --
    Options written                                                                                  --                --
    Swaps                                                                                            --                --
    Other assets and liabilities denominated in foreign currency
      and forward foreign currency contracts                                                     52,121           (50,028)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities                         9,396,260        11,773,693
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $    13,158,930   $    12,441,605
-------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

Statement of Changes in Net Assets

                                                                          UBS PACE                            UBS PACE
                                                                        MONEY MARKET                   GOVERNMENT SECURITIES
                                                                        INVESTMENTS                   FIXED INCOME INVESTMENTS
                                                              --------------------------------    --------------------------------
                                                                FOR THE YEARS ENDED JULY 31,        FOR THE YEARS ENDED JULY 31,
                                                              --------------------------------    --------------------------------
                                                                   2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income                                       $    1,175,404    $    1,871,019    $   13,043,573    $   28,181,020
  Net realized gains (losses) from:
    Investments, futures, options written and swaps                       28                 1        12,671,450        13,512,229
    Forward foreign currency contracts and foreign currency
      transactions                                                        --                --                --                --
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps                       --                --       (19,515,592)       (2,190,745)
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                     --                --                --                --
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                                     1,175,432         1,871,020         6,199,431        39,502,504
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                         --                --        (6,676,528)      (10,713,530)
  Net investment income - Class B                                         --                --          (425,896)         (582,318)
  Net investment income - Class C                                         --                --        (1,492,464)       (2,559,891)
  Net investment income - Class Y                                         --                --          (717,100)       (4,193,464)
  Net investment income - Class P                                 (1,175,404)       (1,871,019)       (7,007,400)      (10,252,868)
  Net realized gains from investment activities - Class A                 --                --                --          (815,272)
  Net realized gains from investment activities - Class B                 --                --                --           (51,315)
  Net realized gains from investment activities - Class C                 --                --                --          (220,474)
  Net realized gains from investment activities - Class Y                 --                --                --          (527,155)
  Net realized gains from investment activities - Class P                 --                --                --          (755,348)
  Paid in capital                                                         --                --                --                --
----------------------------------------------------------------------------------------------------------------------------------
                                                                  (1,175,404)       (1,871,019)      (16,319,388)      (30,671,635)
----------------------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                           184,782,987       144,373,991       116,700,357       167,304,335
  Cost of shares repurchased                                    (174,057,834)     (110,892,711)     (147,919,718)     (317,982,017)
  Proceeds from dividends reinvested                               1,188,035         1,862,780        13,226,553        25,172,293
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    beneficial interest transactions                              11,913,188        35,344,060       (17,992,808)     (125,505,389)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                           11,913,216        35,344,061       (28,112,765)     (116,674,520)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of year                                              112,001,436        76,657,375       508,278,405       624,952,925
  End of year                                                 $  123,914,652    $  112,001,436    $  480,165,640    $  508,278,405
----------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income             $           --    $           --    $           --    $           --
----------------------------------------------------------------------------------------------------------------------------------

                                                                          UBS PACE                            UBS PACE
                                                                 INTERMEDIATE FIXED INCOME             STRATEGIC FIXED INCOME
                                                                        INVESTMENTS                         INVESTMENTS
                                                              --------------------------------    --------------------------------
                                                                FOR THE YEARS ENDED JULY 31,        FOR THE YEARS ENDED JULY 31,
                                                              --------------------------------    --------------------------------
                                                                   2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income                                       $    9,954,900    $   20,612,605    $   13,246,698    $   12,937,922
  Net realized gains (losses) from:
    Investments, futures, options written and swaps              (14,587,895)       (2,812,453)       13,328,104         9,758,455
    Forward foreign currency contracts and foreign currency
      transactions                                                  (134,526)               (3)          524,171           711,910
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps               24,069,009       (30,692,704)       (8,357,763)       (4,855,410)
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                118,969                 5           (27,845)         (260,101)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                                    19,420,457       (12,892,550)       18,713,365        18,292,776
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                 (3,638,571)       (9,221,180)       (1,082,741)       (1,209,880)
  Net investment income - Class B                                   (244,178)         (704,600)         (488,137)         (584,524)
  Net investment income - Class C                                   (345,757)       (1,022,516)         (407,532)         (577,221)
  Net investment income - Class Y                                    (68,114)         (201,174)          (17,780)          (24,242)
  Net investment income - Class P                                 (5,982,436)       (9,536,711)      (10,569,696)      (10,595,492)
  Net realized gains from investment activities - Class A                 --                --                --                --
  Net realized gains from investment activities - Class B                 --                --                --                --
  Net realized gains from investment activities - Class C                 --                --                --                --
  Net realized gains from investment activities - Class Y                 --                --                --                --
  Net realized gains from investment activities - Class P                 --                --                --                --
  Paid in capital                                                         --                --                --                --
----------------------------------------------------------------------------------------------------------------------------------
                                                                 (10,279,056)      (20,686,181)      (12,565,886)      (12,991,359)
----------------------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                           106,459,458       125,494,263        91,538,418        93,859,069
  Cost of shares repurchased                                     (97,041,455)     (110,931,378)     (105,282,467)      (88,621,384)
  Proceeds from dividends reinvested                               8,737,927        16,590,754        11,848,625        12,070,150
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    beneficial interest transactions                              18,155,930        31,153,639        (1,895,424)       17,307,835
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                           27,297,331        (2,425,092)        4,252,055        22,609,252
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of year                                              320,944,623       323,369,715       297,385,964       274,776,712
----------------------------------------------------------------------------------------------------------------------------------
  End of year                                                 $  348,241,954    $  320,944,623    $  301,638,019    $  297,385,964
----------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income             $           --    $           --    $      948,295    $      416,002
----------------------------------------------------------------------------------------------------------------------------------

                                                                          UBS PACE                            UBS PACE
                                                                   MUNICIPAL FIXED INCOME               GLOBAL FIXED INCOME
                                                                         INVESTMENTS                         INVESTMENTS
                                                              --------------------------------    --------------------------------
                                                                FOR THE YEARS ENDED JULY 31,        FOR THE YEARS ENDED JULY 31,
                                                              --------------------------------    --------------------------------
                                                                   2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income                                       $    9,336,826    $   10,671,967    $    8,004,802    $   10,477,246
  Net realized gains (losses) from:
    Investments, futures, options written and swaps                3,728,443           635,081        11,463,743         2,251,425
    Forward foreign currency contracts and foreign currency
      transactions                                                        --                --        15,832,059        (6,877,022)
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps               (6,572,561)        3,297,220           176,380        21,275,989
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                     --                --        (1,276,719)        3,051,714
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                                     6,492,708        14,604,268        34,200,265        30,179,352
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                 (5,708,140)       (6,923,468)       (4,986,066)               --
  Net investment income - Class B                                   (274,732)         (358,928)          (44,821)               --
  Net investment income - Class C                                   (898,928)       (1,111,889)         (232,209)               --
  Net investment income - Class Y                                     (8,687)          (15,726)         (382,924)               --
  Net investment income - Class P                                 (2,447,229)       (2,302,014)       (3,830,535)               --
  Net realized gains from investment activities - Class A                 --                --                --                --
  Net realized gains from investment activities - Class B                 --                --                --                --
  Net realized gains from investment activities - Class C                 --                --                --                --
  Net realized gains from investment activities - Class Y                 --                --                --                --
  Net realized gains from investment activities - Class P                 --                --                --                --
  Paid in capital                                                         --                --                --       (11,305,232)
----------------------------------------------------------------------------------------------------------------------------------
                                                                  (9,337,716)      (10,712,025)       (9,476,555)      (11,305,232)
----------------------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                            35,698,860        36,365,340        66,436,985        47,769,733
  Cost of shares repurchased                                     (50,434,921)      (50,970,519)      (77,089,909)      (63,413,444)
  Proceeds from dividends reinvested                               6,966,359         7,776,939         7,740,719         8,916,073
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    beneficial interest transactions                              (7,769,702)       (6,828,240)       (2,912,205)       (6,727,638)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                          (10,614,710)       (2,935,997)       21,811,505        12,146,482
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of year                                              271,464,799       274,400,796       317,907,759       305,761,277
  End of year                                                 $  260,850,089    $  271,464,799    $  339,719,264    $  317,907,759
----------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income             $           --    $           --    $   13,074,307    $           --
----------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                                                                          UBS PACE                            UBS PACE
                                                                       LARGE CO VALUE                      LARGE CO GROWTH
                                                                     EQUITY INVESTMENTS                  EQUITY INVESTMENTS
                                                              ---------------------------------   --------------------------------
                                                                FOR THE YEARS ENDED JULY 31,        FOR THE YEARS ENDED JULY 31,
                                                              ---------------------------------   --------------------------------
                                                                   2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income (loss)                                $    8,021,127    $     6,410,511   $   (1,514,071)   $   (2,316,495)
  Net realized gains (losses) from:
    Investments                                                  (69,688,423)       (59,429,288)     (68,511,774)      (86,014,042)
    Net increase from payments by sub-advisor                             --                 --            9,848                --
    Forward foreign currency contracts and foreign
      currency transactions                                             (188)            (4,431)              --                --
  Net change in unrealized appreciation/depreciation of:
    Investments                                                   97,774,792        (98,961,614)     124,601,092      (118,312,587)
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                     --                 --               --                --
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                                    36,107,308       (151,984,822)      54,585,095      (206,643,124)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                 (2,884,870)        (2,415,830)              --                --
  Net investment income - Class B                                         --                 --               --                --
  Net investment income - Class C                                    (17,142)                --               --                --
  Net investment income - Class Y                                   (525,522)          (330,121)              --                --
  Net investment income - Class P                                 (4,173,660)        (2,793,384)              --                --
  Net realized gains from investment activities - Class A                 --                 --               --                --
  Net realized gains from investment activities - Class B                 --                 --               --                --
  Net realized gains from investment activities - Class C                 --                 --               --                --
  Net realized gains from investment activities - Class Y                 --                 --               --                --
  Net realized gains from investment activities - Class P                 --                 --               --                --
----------------------------------------------------------------------------------------------------------------------------------
                                                                  (7,601,194)        (5,539,335)              --                --
----------------------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                           144,348,758        163,080,428      140,929,110       180,387,773
  Cost of shares repurchased                                    (177,279,420)      (219,036,779)    (112,724,942)     (136,030,107)
  Proceeds from dividends reinvested                               7,293,876          5,300,070               --                --
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
    interest transactions                                        (25,636,786)       (50,656,281)      28,204,168        44,357,666
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                            2,869,328       (208,180,438)      82,789,263      (162,285,458)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of year                                              835,663,083      1,043,843,521      463,272,351       625,557,809
  End of year                                                 $  838,532,411    $   835,663,083   $  546,061,614    $  463,272,351
----------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income             $    4,257,611    $     3,837,866   $           --    $           --
----------------------------------------------------------------------------------------------------------------------------------

                                                                          UBS PACE                            UBS PACE
                                                                    SMALL/MEDIUM CO VALUE              SMALL/MEDIUM CO GROWTH
                                                                     EQUITY INVESTMENTS                  EQUITY INVESTMENTS
                                                              --------------------------------    --------------------------------
                                                                FOR THE YEARS ENDED JULY 31,        FOR THE YEARS ENDED JULY 31,
                                                              --------------------------------    --------------------------------
                                                                   2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income (loss)                                $     (380,577)   $     (115,401)   $   (1,800,387)   $   (2,294,107)
  Net realized gains (losses) from:
    Investments                                                  (14,615,065)       34,535,210       (20,010,925)       (2,083,924)
    Net increase from payments by sub-advisor                             --                --                --                --
    Forward foreign currency contracts and foreign
      currency transactions                                               --                --               168                --
  Net change in unrealized appreciation/depreciation of:
    Investments                                                   40,975,731       (46,309,372)       72,101,801       (64,946,513)
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                     --                --                --                --
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                                    25,980,089       (11,889,563)       50,290,657       (69,324,544)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                         --          (130,373)               --                --
  Net investment income - Class B                                         --                --                --                --
  Net investment income - Class C                                         --                --                --                --
  Net investment income - Class Y                                         --            (7,351)               --                --
  Net investment income - Class P                                         --          (904,284)               --                --
  Net realized gains from investment activities - Class A         (3,030,496)          (78,290)               --                --
  Net realized gains from investment activities - Class B           (876,291)          (17,000)               --                --
  Net realized gains from investment activities - Class C           (906,640)          (18,909)               --                --
  Net realized gains from investment activities - Class Y            (84,798)           (2,522)               --                --
  Net realized gains from investment activities - Class P        (12,766,039)         (308,844)               --                --
----------------------------------------------------------------------------------------------------------------------------------
                                                                 (17,664,264)       (1,467,573)               --                --
----------------------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                            61,276,643        86,935,994        62,722,665        84,108,977
  Cost of shares repurchased                                     (64,315,762)     (121,841,665)      (71,616,041)     (123,865,315)
  Proceeds from dividends reinvested                              17,295,440         1,407,369                --                --
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
    interest transactions                                         14,256,321       (33,498,302)       (8,893,376)      (39,756,338)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                           22,572,146       (46,855,438)       41,397,281      (109,080,882)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of year                                              251,662,868       298,518,306       255,112,959       364,193,841
  End of year                                                 $  274,235,014    $  251,662,868    $  296,510,240    $  255,112,959
----------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income             $           --    $           --    $           --    $           --
----------------------------------------------------------------------------------------------------------------------------------

                                                                          UBS PACE                            UBS PACE
                                                                        INTERNATIONAL                  INTERNATIONAL EMERGING
                                                                     EQUITY INVESTMENTS              MARKETS EQUITY INVESTMENTS
                                                              --------------------------------    --------------------------------
                                                                FOR THE YEARS ENDED JULY 31,        FOR THE YEARS ENDED JULY 31,
                                                              --------------------------------    --------------------------------
                                                                   2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income (loss)                                $    3,762,670    $    1,447,087    $      667,912    $      (40,106)
  Net realized gains (losses) from:
    Investments                                                  (50,584,491)      (84,021,710)       (6,876,089)       (6,894,160)
    Net increase from payments by sub-advisor                             --                --                --                --
    Forward foreign currency contracts and foreign
      currency transactions                                         (385,981)       (7,016,463)         (460,499)       (5,478,063)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                   60,314,611        12,939,419        19,160,309         9,993,553
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                 52,121            (5,062)          (50,028)          (55,842)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                                    13,158,930       (76,656,729)       12,441,605        (2,474,618)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                    (54,536)       (1,148,437)               --                --
  Net investment income - Class B                                         --                --                --                --
  Net investment income - Class C                                         --           (16,338)               --                --
  Net investment income - Class Y                                   (178,733)         (504,990)               --                --
  Net investment income - Class P                                   (632,423)       (2,261,373)               --                --
  Net realized gains from investment activities - Class A                 --                --                --                --
  Net realized gains from investment activities - Class B                 --                --                --                --
  Net realized gains from investment activities - Class C                 --                --                --                --
  Net realized gains from investment activities - Class Y                 --                --                --                --
  Net realized gains from investment activities - Class P                 --                --                --                --
----------------------------------------------------------------------------------------------------------------------------------
                                                                    (865,692)       (3,931,138)               --                --
----------------------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                           216,814,636       322,448,892        45,927,468        38,697,900
  Cost of shares repurchased                                    (201,060,843)     (296,207,437)      (40,057,836)      (44,781,514)
  Proceeds from dividends reinvested                                 850,571         3,794,394                --                --
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
    interest transactions                                         16,604,364        30,035,849         5,869,632        (6,083,614)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                           28,897,602       (50,552,018)       18,311,237        (8,558,232)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of year                                              354,602,066       405,154,084        77,327,392        85,885,624
  End of year                                                 $  383,499,668    $  354,602,066    $   95,638,629    $   77,327,392
----------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income             $    2,648,994    $      136,325    $       48,531    $           --
----------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Notes to Financial Statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has twelve Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments and UBS PACE Global Fixed Income Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the UBS PACE(SM) Select Advisors Program and the UBS PACE(SM) Multi Advisor Program.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS - Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment manager, administrator and principal underwriter of the Portfolios, or by the relevant Portfolio investment sub-advisor, where applicable. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not normally be reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

REPURCHASE AGREEMENTS - The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. UBS PACE Global Fixed Income Investments amortizes premium on debt securities for financial reporting purposes only.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the year; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

FORWARD FOREIGN CURRENCY CONTRACTS - Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of a Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

OPTION WRITING - Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a security or currency at a price different from current market value.

Written option activity for the year ended July 31, 2003, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Global Fixed Income Investments was as follows:

                                            UBS PACE GOVERNMENT         UBS PACE STRATEGIC            UBS PACE GLOBAL
                                          SECURITIES FIXED INCOME          FIXED INCOME                FIXED INCOME
                                                INVESTMENTS                INVESTMENTS                  INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
                                          NUMBER OF    AMOUNT OF      NUMBER OF    AMOUNT OF                   AMOUNT OF
                                          CONTRACTS     PREMIUMS      CONTRACTS     PREMIUMS      NUMBER OF     PREMIUMS
                                            (000)       RECEIVED        (000)       RECEIVED      CONTRACTS     RECEIVED
--------------------------------------------------------------------------------------------------------------------------
Options outstanding at July 31, 2002         74,000   $  2,492,560       60,400   $  1,311,010           --             --
Options written                              79,500      1,779,383       40,200        946,368          342   $     25,650
Options terminated in closing purchase
  transactions                             (129,900)    (3,734,975)     (60,600)      (955,285)          --             --
Options expired prior to exercise                --        (52,837)          --       (166,570)          --             --
Options outstanding at July 31, 2003         23,600   $    484,131       40,000   $  1,135,523          342   $     25,650
--------------------------------------------------------------------------------------------------------------------------

PURCHASED OPTIONS - Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

FUTURES CONTRACTS - Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign equity markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

REVERSE REPURCHASE AGREEMENTS - Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the year ended July 31, 2003.

INTEREST RATE SWAP AGREEMENTS - Certain Portfolios may enter into interest rate swap agreements to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

For the year ended July 31, 2003, UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments had outstanding interest rate swap contracts with the following terms:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

                                                      RATE TYPE
                                         ------------------------------------
              NOTIONAL
               AMOUNT      TERMINATION    PAYMENTS MADE     PAYMENTS RECEIVED      UNREALIZED
               (000)          DATE         BY THE FUND         BY THE FUND        APPRECIATION
-----------------------------------------------------------------------------------------------
USD            9,500         12/17/13         4.000%              1.118%+         $   1,046,330
-----------------------------------------------------------------------------------------------

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

                                                      RATE TYPE
                                         ------------------------------------
              NOTIONAL                                                             UNREALIZED
               AMOUNT      TERMINATION    PAYMENTS MADE     PAYMENTS RECEIVED     APPRECIATION
               (000)          DATES        BY THE FUND         BY THE FUND       (DEPRECIATION)
-----------------------------------------------------------------------------------------------
USD             3,500       12/17/13         4.000%              1.118%+         $      356,125
USD             2,500       12/17/31         6.000               1.118+                (146,425)
USD             6,600       12/18/09         5.000               1.118+                 157,278
USD             1,700       06/15/31         6.000               1.118+                (155,295)
GBP               400       06/15/06         3.456++             5.500                   24,375
EUR             3,200       06/18/07         2.104+++            4.500                  137,887
USD               700       12/17/08         1.114+              4.000                  (51,681)
GBP             9,500       03/20/18         5.000               3.654++                 97,211
GBP            11,000       09/15/07         3.456++             4.000                 (279,706)
GBP            20,600       09/15/05         3.456++             4.000                  (55,368)
-----------------------------------------------------------------------------------------------
                                                                                 $       84,401
-----------------------------------------------------------------------------------------------

+    Rate based on 3 Month LIBOR (London Interbank Offered Rate).
++   Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).
+++ Rate based on 6 Month LIBOR (EURO on Interbank Offered Rate). EUR Euro Dollars.
GBP  Great Britain Pounds.
USD  U.S. Dollars.

DIVIDENDS AND DISTRIBUTIONS - Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the UBS PACE Global Fixed Income Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which the UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments Portfolios tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

INVESTMENT MANAGER AND ADMINISTRATOR

The Trust has entered into an Investment Management and Administration Contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio pays UBS Global AM investment management and administration fees, which are accrued daily and paid monthly, in accordance with the following schedule:

                                                                   ANNUAL RATE
                                                                AS A PERCENTAGE OF
                                                                 EACH PORTFOLIO'S
                     PORTFOLIO                               AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                     0.35%
UBS PACE Government Securities Fixed Income Investments               0.70%
UBS PACE Intermediate Fixed Income Investments                        0.60%
UBS PACE Strategic Fixed Income Investments                           0.70%
UBS PACE Municipal Fixed Income Investments                           0.60%
UBS PACE Global Fixed Income Investments                              0.80%
UBS PACE Large Co Value Equity Investments                            0.80%
UBS PACE Large Co Growth Equity Investments                           0.80%
UBS PACE Small/Medium Co Value Equity Investments                     0.80%
UBS PACE Small/Medium Co Growth Equity Investments                    0.80%
UBS PACE International Equity Investments                             0.90%
UBS PACE International Emerging Markets Equity Investments            1.10%
-------------------------------------------------------------------------------------

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                          ANNUAL RATE
                                                                                                      AS A PERCENTAGE OF
                                                                                                       EACH PORTFOLIO'S
                  PORTFOLIO                                INVESTMENT SUB-ADVISOR                  AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income      Pacific Investment Management Company LLC                  0.225%
  Investments

UBS PACE Intermediate Fixed Income Investments   BlackRock Financial Management, Inc.              0.200% up to $120 million
                                                                                                   0.100% above $120 million

UBS PACE Strategic Fixed Income Investments      Pacific Investment Management Company LLC                  0.250%

UBS PACE Municipal Fixed Income Investments      Standish Mellon Asset Management Company LLC      0.200% up to $60 million
                                                                                                   0.150% above $60 million

UBS PACE Global Fixed Income Investments         Rogge Global Partners plc                                  0.250%

                                                 Fischer Francis Trees & Watts, Inc.               0.250% up to $400 million
                                                   (and affiliates)                                0.200% above $400 million

UBS PACE Large Co Value Equity Investments       Institutional Capital Corp.                                0.300%

                                                 Westwood Management Corp.                                  0.300%

                                                 SSgA Funds Management, Inc.                                0.150%

UBS PACE Large Co Growth Equity Investments      Alliance Capital Management LP. (period from
                                                   November 10, 1997 to September 15, 2002)                 0.300%

                                                 GE Asset Management, Inc.
                                                   (effective September 16, 2002)                           0.300%

                                                 Marsico Capital Management, LLC
                                                   (effective September 16, 2002)                           0.300%

                                                 SSgA Funds Management, Inc.                                0.150%

UBS PACE Small/Medium Co Value Equity            ICM Asset Management, Inc.                                 0.300%
  Investments
                                                 Ariel Capital Management, Inc.                             0.300%

UBS PACE Small/Medium Co Growth Equity           Delaware Management Company                                0.400%
  Investments

UBS PACE International Equity                    Martin Currie Inc.                                0.350% up to $150 million
  Investments                                                                                      0.300% above $150 million
                                                                                                      up to $250 million
                                                                                                   0.250% above $250 million
                                                                                                      up to $350 million
                                                                                                   0.200% above $350 million

UBS PACE International Emerging Markets          Baring International Investment Limited
  Equity Investments                               (effective August 2, 2002)                               0.500%

                                                 Gartmore Global Partners (effective                        0.500%
                                                   August 2, 2002)
------------------------------------------------------------------------------------------------------------------------------

At July 31, 2003, certain Portfolios owed UBS Global AM for investment management and administration fees as follows:

                                                              AMOUNTS
                      PORTFOLIO                                OWED
-----------------------------------------------------------------------
UBS PACE Money Market Investments                            $   37,335
UBS PACE Government Securities Fixed Income Investments         293,860
UBS PACE Intermediate Fixed Income Investments                  180,886
UBS PACE Strategic Fixed Income Investments                     185,661
UBS PACE Municipal Fixed Income Investments                     135,988
UBS PACE Global Fixed Income Investments                        236,843
UBS PACE Large Co Value Equity Investments                      571,682
UBS PACE Large Co Growth Equity Investments                     367,752
UBS PACE Small/Medium Co Value Equity Investments               182,721
UBS PACE Small/Medium Co Growth Equity Investments              199,283
UBS PACE International Equity Investments                       287,638
UBS PACE International Emerging Markets Equity Investments       86,840
-----------------------------------------------------------------------

For the year ended July 31, 2003, UBS Global AM was contractually obligated to waive $551,286 and $222,519 in investment management and administration fees for UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments, respectively. Additionally, for the year ended July 31, 2003, UBS Global AM had the following voluntary fee waivers, reimbursements, and recoupments. The recoupments are included in the investment management and administration fees on the Statements of Operations. The fee waivers and reimbursements for the year ended July 31, 2003, which are subject to repayment by the Portfolios through July 31, 2006, were as follows:

                                                                  FEE
                                                              WAIVERS AND
                      PORTFOLIO                              REIMBURSEMENTS   RECOUPMENTS
------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                            $      703,657             --
UBS PACE Government Securities Fixed Income Investments             803,900             --
UBS PACE Intermediate Fixed Income Investments                      349,763             --
UBS PACE Strategic Fixed Income Investments                         250,212   $        249
UBS PACE Municipal Fixed Income Investments                         334,698             --
UBS PACE Global Fixed Income Investments                            520,489             --
UBS PACE Large Co Value Equity Investments                          335,148             --
UBS PACE Large Co Growth Equity Investments                         306,212             --
UBS PACE Small/Medium Co Value Equity Investments                   262,518          1,343
UBS PACE Small/Medium Co Growth Equity Investments                  260,029          3,988
UBS PACE International Equity Investments                           104,511        146,046
UBS PACE International Emerging Markets Equity Investments          319,238            330
------------------------------------------------------------------------------------------

UBS Global AM agreed to waive all or a portion of its investment management and administration fees and to reimburse certain operating expenses for the year ended July 31, 2003 to maintain the total annual operating expenses at a level not to exceed the following:

                                                                     PRIOR TO     EFFECTIVE
                        PORTFOLIO                                    12/01/02     12/01/02
-------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                        0.50%         0.60%
UBS PACE Government Securities Fixed Income Investments--Class A         0.96          1.08
UBS PACE Government Securities Fixed Income Investments--Class B         1.77          1.84
UBS PACE Government Securities Fixed Income Investments--Class C         1.48          1.62
UBS PACE Government Securities Fixed Income Investments--Class Y         0.64          0.76
UBS PACE Government Securities Fixed Income Investments--Class P         0.74          0.87
UBS PACE Intermediate Fixed Income Investments--Class A                  0.96          1.07
UBS PACE Intermediate Fixed Income Investments--Class B                  1.74          1.81
UBS PACE Intermediate Fixed Income Investments--Class C                  1.47          1.56
UBS PACE Intermediate Fixed Income Investments--Class Y                  0.70          0.81
UBS PACE Intermediate Fixed Income Investments--Class P                  0.70          0.80
UBS PACE Strategic Fixed Income Investments--Class A                     1.17          1.23
UBS PACE Strategic Fixed Income Investments--Class B                     1.92          1.94
UBS PACE Strategic Fixed Income Investments--Class C                     1.68          1.72
UBS PACE Strategic Fixed Income Investments--Class Y                     0.96          1.03
UBS PACE Strategic Fixed Income Investments--Class P                     0.85          0.93
UBS PACE Municipal Fixed Income Investments--Class A                     0.87          0.96
UBS PACE Municipal Fixed Income Investments--Class B                     1.62          1.71
UBS PACE Municipal Fixed Income Investments--Class C                     1.39          1.48
UBS PACE Municipal Fixed Income Investments--Class Y                     0.63          0.74
UBS PACE Municipal Fixed Income Investments--Class P                     0.64          0.76
UBS PACE Global Fixed Income Investments--Class A                        1.27          1.36
UBS PACE Global Fixed Income Investments--Class B                        2.05          2.11
UBS PACE Global Fixed Income Investments--Class C                        1.79          1.85
UBS PACE Global Fixed Income Investments--Class Y                        1.01          1.05
UBS PACE Global Fixed Income Investments--Class P                        0.95          1.13
UBS PACE Large Co Value Equity Investments--Class A                      1.14          1.25
UBS PACE Large Co Value Equity Investments--Class B                      1.94          2.05
UBS PACE Large Co Value Equity Investments--Class C                      1.93          2.04
UBS PACE Large Co Value Equity Investments--Class Y                      0.84          0.91
UBS PACE Large Co Value Equity Investments--Class P                      0.93          1.02
UBS PACE Large Co Growth Equity Investments--Class A                     1.15          1.30
UBS PACE Large Co Growth Equity Investments--Class B                     1.96          2.16
UBS PACE Large Co Growth Equity Investments--Class C                     1.93          2.11
UBS PACE Large Co Growth Equity Investments--Class Y                     0.85          0.93
UBS PACE Large Co Growth Equity Investments--Class P                     0.95          1.05
UBS PACE Small/Medium Co Value Equity Investments--Class A               1.34          1.42
UBS PACE Small/Medium Co Value Equity Investments--Class B               2.14          2.21
UBS PACE Small/Medium Co Value Equity Investments--Class C               2.13          2.19
UBS PACE Small/Medium Co Value Equity Investments--Class Y               1.11          1.19
UBS PACE Small/Medium Co Value Equity Investments--Class P               1.00          1.16

                                                                     PRIOR TO     EFFECTIVE
                        PORTFOLIO                                    12/01/02     12/01/02
-------------------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth Equity Investments--Class A              1.37%         1.41%
UBS PACE Small/Medium Co Growth Equity Investments--Class B              2.19          2.27
UBS PACE Small/Medium Co Growth Equity Investments--Class C              2.16          2.20
UBS PACE Small/Medium Co Growth Equity Investments--Class Y              1.21          1.29
UBS PACE Small/Medium Co Growth Equity Investments--Class P              1.00          1.13
UBS PACE International Equity Investments--Class A                       1.55          1.65
UBS PACE International Equity Investments--Class B                       2.54          2.65
UBS PACE International Equity Investments--Class C                       2.35          2.47
UBS PACE International Equity Investments--Class Y                       1.21          1.22
UBS PACE International Equity Investments--Class P                       1.35          1.40
UBS PACE International Emerging Markets Equity Investments--Class A      1.96          2.26
UBS PACE International Emerging Markets Equity Investments--Class B      2.76          3.03
UBS PACE International Emerging Markets Equity Investments--Class C      2.78          3.05
UBS PACE International Emerging Markets Equity Investments--Class Y      1.79          2.07
UBS PACE International Emerging Markets Equity Investments--Class P      1.50          2.00
-------------------------------------------------------------------------------------------

Each Portfolio will reimburse UBS Global AM for any such payments during a three-year period to the extent that operating expenses are otherwise below the expense caps.

At July 31, 2003, the following Portfolios had remaining fee waivers and reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

                                                                    FEE WAIVERS/
                                                                   REIMBURSEMENTS
                                                                     SUBJECT TO       EXPIRES      EXPIRES     EXPIRES
                          PORTFOLIO                                  REPAYMENT         2004         2005        2006
------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                  $    1,933,961   $  375,953   $  854,351   $  703,657
UBS PACE Government Securities Fixed Income Investments--Class A          915,837      175,001      411,547      329,289
UBS PACE Government Securities Fixed Income Investments--Class B           49,124        9,175       18,143       21,806
UBS PACE Government Securities Fixed Income Investments--Class C          313,727       60,513      144,546      108,668
UBS PACE Government Securities Fixed Income Investments--Class Y          263,759      105,283      125,580       32,896
UBS PACE Government Securities Fixed Income Investments--Class P          948,396      185,666      451,489      311,241
UBS PACE Intermediate Fixed Income Investments--Class A                   386,095       48,845      201,946      135,304
UBS PACE Intermediate Fixed Income Investments--Class B                    22,362        3,429        9,806        9,127
UBS PACE Intermediate Fixed Income Investments--Class C                    38,052        5,347       18,614       14,091
UBS PACE Intermediate Fixed Income Investments--Class Y                     8,299        1,468        4,297        2,534
UBS PACE Intermediate Fixed Income Investments--Class P                   386,080       21,675      175,698      188,707
UBS PACE Strategic Fixed Income Investments--Class A                       58,410        8,950       37,180       12,280
UBS PACE Strategic Fixed Income Investments--Class B                       10,968        3,888        4,145        2,935
UBS PACE Strategic Fixed Income Investments--Class C                       14,259        4,856        6,594        2,809
UBS PACE Strategic Fixed Income Investments--Class Y                          752          254          498           --
UBS PACE Strategic Fixed Income Investments--Class P                      505,958       29,513      244,498      231,947
UBS PACE Municipal Fixed Income Investments--Class A                      627,736      105,556      315,097      207,083
UBS PACE Municipal Fixed Income Investments--Class B                       40,569        8,856       19,479       12,234
UBS PACE Municipal Fixed Income Investments--Class C                      108,402       18,246       55,212       34,944
UBS PACE Municipal Fixed Income Investments--Class Y                        1,485          331          774          380
UBS PACE Municipal Fixed Income Investments--Class P                      225,119       32,675      112,387       80,057

                                                                       FEE WAIVERS/
                                                                      REIMBURSEMENTS
                                                                        SUBJECT TO      EXPIRES       EXPIRES     EXPIRES
                          PORTFOLIO                                     REPAYMENT         2004         2005         2006
---------------------------------------------------------------------------------------------------------------------------
UBS PACE Global Fixed Income Investments--Class A                     $      730,601   $  192,642   $  327,977   $  209,982
UBS PACE Global Fixed Income Investments--Class B                             15,549        7,745        5,154        2,650
UBS PACE Global Fixed Income Investments--Class C                             45,771       12,079       18,775       14,917
UBS PACE Global Fixed Income Investments--Class Y                             15,162        3,230        5,369        6,563
UBS PACE Global Fixed Income Investments--Class P                            821,673      214,244      321,052      286,377
UBS PACE Large Co Value Equity Investments--Class A                          545,250      104,167      289,771      151,312
UBS PACE Large Co Value Equity Investments--Class B                          141,421       44,656       62,121       34,644
UBS PACE Large Co Value Equity Investments--Class C                           97,946       28,323       45,332       24,291
UBS PACE Large Co Value Equity Investments--Class Y                           19,091          417        8,783        9,891
UBS PACE Large Co Value Equity Investments--Class P                          358,567       43,460      200,097      115,010
UBS PACE Large Co Growth Equity Investments--Class A                         369,427       69,131      186,548      113,748
UBS PACE Large Co Growth Equity Investments--Class B                          78,525       18,473       41,115       18,937
UBS PACE Large Co Growth Equity Investments--Class C                          67,070       13,786       34,220       19,064
UBS PACE Large Co Growth Equity Investments--Class Y                          19,336        1,609        9,514        8,213
UBS PACE Large Co Growth Equity Investments--Class P                         466,925       45,598      275,077      146,250
UBS PACE Small/Medium Co Value Equity Investments--Class A                    34,494        9,245        8,474       16,775
UBS PACE Small/Medium Co Value Equity Investments--Class B                     8,074        2,508        2,117        3,449
UBS PACE Small/Medium Co Value Equity Investments--Class C                     9,702        4,450        1,731        3,521
UBS PACE Small/Medium Co Value Equity Investments--Class Y                     1,094          452          375          267
UBS PACE Small/Medium Co Value Equity Investments--Class P                   529,558       43,212      249,183      237,163
UBS PACE Small/Medium Co Growth Equity Investments--Class A                   80,186       36,032       29,165       14,989
UBS PACE Small/Medium Co Growth Equity Investments--Class B                   30,036       11,684       14,853        3,499
UBS PACE Small/Medium Co Growth Equity Investments--Class C                   18,227        7,694        7,437        3,096
UBS PACE Small/Medium Co Growth Equity Investments--Class P                  559,422       50,192      274,519      234,711
UBS PACE International Equity Investments--Class A                           216,351       93,091       89,472       33,788
UBS PACE International Equity Investments--Class B                            14,360        6,224        7,152          984
UBS PACE International Equity Investments--Class C                            30,829       11,804       12,374        6,651
UBS PACE International Equity Investments--Class P                            79,632       73,378        6,254           --
UBS PACE International Emerging Markets Equity Investments--Class A           55,849       13,149       31,012       11,688
UBS PACE International Emerging Markets Equity Investments--Class B           49,336       12,582       26,092       10,662
UBS PACE International Emerging Markets Equity Investments--Class C           30,298        7,682       16,187        6,429
UBS PACE International Emerging Markets Equity Investments--Class Y            3,827        1,211        2,272          344
UBS PACE International Emerging Markets Equity Investments--Class P          988,332      232,649      465,898      289,785
---------------------------------------------------------------------------------------------------------------------------

UBS PACE Small/Medium Co Growth Equity Investments Class Y and UBS PACE International Equity Investments Class Y have no remaining fee waivers and reimbursements subject to repayment.

At July 31, 2003, UBS Global AM owed (was owed by) certain Portfolios for fee waivers and reimbursements (recouped fee waivers and reimbursements) as follows:

                                                             AMOUNTS DUE
                       PORTFOLIO                               (OWED)
------------------------------------------------------------------------
UBS PACE Money Market Investments                            $    74,158
UBS PACE Government Securities Fixed Income Investments           51,797
UBS PACE Intermediate Fixed Income Investments                     7,365
UBS PACE Strategic Fixed Income Investments                       11,588
UBS PACE Municipal Fixed Income Investments                       19,768
UBS PACE Global Fixed Income Investments                          37,673
UBS PACE Large Co Value Equity Investments                        74,128
UBS PACE Large Co Growth Equity Investments                       37,427
UBS PACE Small/Medium Co Value Equity Investments                  5,970
UBS PACE Small/Medium Co Growth Equity Investments                 3,615
UBS PACE International Equity Investments                        (33,493)
UBS PACE International Emerging Markets Equity Investments        11,048
------------------------------------------------------------------------

During the year ended July 31, 2003, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments and UBS PACE International Emerging Markets Equity Investments paid $16,971, $377, $595 and $21,127, respectively, in brokerage commissions to UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, and its affiliated broker-dealers for transactions executed on behalf of the respective Portfolios.

SERVICE AND DISTRIBUTION PLANS

UBS Global AM is the principal underwriter of each Portfolios' shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments) pay UBS Global AM monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments and UBS PACE Global Fixed Income Investments Portfolios.

UBS Global AM also receives the proceeds of the initial sales charges paid upon the purchase of Class A and Class C shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At July 31, 2003, certain Portfolios owed UBS Global AM service and distribution fees, and for the year ended July 31, 2003, certain Portfolios were informed by UBS Global AM that it had earned sales charges as follows:

                                                                  SERVICE AND      SALES CHARGES
                                                               DISTRIBUTION FEES   EARNED FOR THE
                                                                    OWED AT          YEAR ENDED
                       PORTFOLIO                                 JULY 31, 2003     JULY 31, 2003
-------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments           $       88,964     $    158,794
UBS PACE Intermediate Fixed Income Investments                            41,533           51,888
UBS PACE Strategic Fixed Income Investments                               23,427           79,649
UBS PACE Municipal Fixed Income Investments                               59,299          106,792
UBS PACE Global Fixed Income Investments                                  46,899           46,113
UBS PACE Large Co Value Equity Investments                               154,076          163,989
UBS PACE Large Co Growth Equity Investments                               43,094           46,114
UBS PACE Small/Medium Co Value Equity Investments                         29,294           44,002
UBS PACE Small/Medium Co Growth Equity Investments                        26,061           34,835
UBS PACE International Equity Investments                                 26,143           63,899
UBS PACE International Emerging Markets Equity Investments                 7,058           31,782
-------------------------------------------------------------------------------------------------

REDEMPTION FEES

UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments charge a 1.00% redemption fee if you sell or exchange Class A shares or sell Class Y shares less than 90 days after you purchase them. This amount will be paid to the applicable Portfolio, not to UBS Global AM. For the year ended July 31, 2003, the redemption fees paid to UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments were $59,611 and $64,746, respectively, which are included in the cost of shares repurchased in the Statement of Changes in Net Assets.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services Inc. provided transfer agency and related services to each Portfolio pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), each Portfolio's transfer agent, and is compensated for these services by PFPC, not the Portfolios. UBS Global AM currently provides such transfer agency services.

For the year ended July 31, 2003, UBS Financial Services Inc. received from PFPC, not the Portfolios, an approximate percentage of the total transfer agency and related services fees paid by a Portfolio to PFPC as follows:

                       PORTFOLIO
--------------------------------------------------------------------------------
UBS PACE Money Market Investments                                             50%
UBS PACE Government Securities Fixed Income Investments                       54%
UBS PACE Intermediate Fixed Income Investments                                50%
UBS PACE Strategic Fixed Income Investments                                   56%
UBS PACE Municipal Fixed Income Investments                                   49%
UBS PACE Global Fixed Income Investments                                      53%
UBS PACE Large Co Value Equity Investments                                    54%
UBS PACE Large Co Growth Equity Investments                                   56%
UBS PACE Small/Medium Co Value Equity Investments                             57%
UBS PACE Small/Medium Co Growth Equity Investments                            58%
UBS PACE International Equity Investments                                     56%
UBS PACE International Emerging Markets Equity Investments                    54%
--------------------------------------------------------------------------------

SECURITIES LENDING

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending their securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Portfolios' securities lending program.

UBS Financial Services Inc. or UBS Securities LLC, which is the Portfolios' lending agent, received compensation from certain Portfolios for the year ended July 31, 2003 as follows:

                       PORTFOLIO                                    COMPENSATION
--------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments             $      4,655
UBS PACE Intermediate Fixed Income Investments                            14,981
UBS PACE Strategic Fixed Income Investments                                9,732
UBS PACE Global Fixed Income Investments                                   4,327
UBS PACE Large Co Value Equity Investments                                12,237
UBS PACE Large Co Growth Equity Investments                                6,141
UBS PACE Small/Medium Co Value Equity Investments                          8,363
UBS PACE Small/Medium Co Growth Equity Investments                        15,640
UBS PACE International Equity Investments                                126,483
UBS PACE International Emerging Markets Equity Investments                24,368
--------------------------------------------------------------------------------

For the year ended July 31, 2003, certain Portfolios earned compensation from securities lending transactions net of fees, rebates and expenses as follows:

                       PORTFOLIO                                    COMPENSATION
--------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments             $     13,914
UBS PACE Intermediate Fixed Income Investments                            43,894
UBS PACE Strategic Fixed Income Investments                               28,973
UBS PACE Global Fixed Income Investments                                  13,341
UBS PACE Large Co Value Equity Investments                                36,396
UBS PACE Large Co Growth Equity Investments                               18,259
UBS PACE Small/Medium Co Value Equity Investments                         24,867
UBS PACE Small/Medium Co Growth Equity Investments                        46,526
UBS PACE International Equity Investments                                374,313
UBS PACE International Emerging Markets Equity Investments                72,337
--------------------------------------------------------------------------------

At July 31, 2003, certain Portfolios owed UBS Securities LLC for security lending fees as follows:

                                                                       AMOUNTS
                       PORTFOLIO                                        OWED
--------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments                      $        963
UBS PACE Strategic Fixed Income Investments                                  129
UBS PACE Global Fixed Income Investments                                      38
UBS PACE Large Co Value Equity Investments                                   606
UBS PACE Large Co Growth Equity Investments                                  713
UBS PACE Small/Medium Co Value Equity Investments                            479
UBS PACE Small/Medium Co Growth Equity Investments                         1,071
UBS PACE International Equity Investments                                  7,435
UBS PACE International Emerging Markets Equity Investments                 3,370
--------------------------------------------------------------------------------

At July 31, 2003, UBS PACE Strategic Fixed Income Investments had securities on loan having a market value of $5,215,905. The Portfolio's custodian held a $5,000,000 par value Federal National Mortgage Corp. certificate with a maturity date of 06/15/04, an interest rate of 3.000% and an aggregate market value of $5,098,865 as collateral.

BANK LINE OF CREDIT

Each of the Portfolios, with the exception of UBS PACE Money Market Investments, participated with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility ("Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. Under the Facility arrangement, the Portfolios had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest would be charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. For the year ended July 31, 2003, the Portfolios did not borrow under the Facility. For the year ended July 31, 2003, the Portfolios paid commitment fees to UBS AG as follows:

                                                                     COMMITMENT
                       PORTFOLIO                                         FEE
--------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments             $      6,984
UBS PACE Intermediate Fixed Income Investments                             4,667
UBS PACE Strategic Fixed Income Investments                                4,214
UBS PACE Municipal Fixed Income Investments                                3,720
UBS PACE Global Fixed Income Investments                                   4,603
UBS PACE Large Co Value Equity Investments                                10,981
UBS PACE Large Co Growth Equity Investments                                6,608
UBS PACE Small/Medium Co Value Equity Investments                          3,323
UBS PACE Small/Medium Co Growth Equity Investments                         3,552
UBS PACE International Equity Investments                                  4,740
UBS PACE International Emerging Markets Equity Investments                 1,066
--------------------------------------------------------------------------------

Effective September 10, 2003, each of the Portfolios, other than UBS PACE Large Co Growth Equity Investments and UBS PACE Large Co Value Equity Investments, participates with other funds advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of shareholders and other temporary or emergency purposes. Under the Facility arrangement, the Portfolios had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest would be charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings.

Effective September 10, 2003, UBS PACE Large Co Growth Equity Investments and UBS PACE Large Co Value Equity Investments participate with other funds advised or sub-advised by UBS Global Asset Management (Americas) Inc., an affiliate of UBS Global AM, in a $50 million committed credit facility with JP Morgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of shareholders and other temporary or emergency purposes. Under the Facility arrangement, the Portfolios had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest would be charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings.

FEDERAL TAX STATUS

For federal income tax purposes, the components of net unrealized appreciation (depreciation) of investments at July 31, 2003 were as follows:

                                                                                                    NET
                                                                   GROSS          GROSS          UNREALIZED
                                                                UNREALIZED      UNREALIZED      APPRECIATION
                       PORTFOLIO                               APPRECIATION    DEPRECIATION    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments        $  4,396,836   $ (13,525,129)   $   (9,128,293)
UBS PACE Intermediate Fixed Income Investments                    3,661,710      (5,882,682)       (2,220,972)
UBS PACE Strategic Fixed Income Investments                       7,648,543      (6,133,302)        1,515,241
UBS PACE Municipal Fixed Income Investments                       8,128,984      (2,405,259)        5,723,725
UBS PACE Global Fixed Income Investments                         17,927,139      (3,962,700)       13,964,439
UBS PACE Large Co Value Equity Investments                       81,891,279     (29,886,893)       52,004,386
UBS PACE Large Co Growth Equity Investments                      52,954,108     (18,516,683)       34,437,425
UBS PACE Small/Medium Co Value Equity Investments                59,492,921      (6,735,568)       52,757,353
UBS PACE Small/Medium Co Growth Equity Investments               60,139,355     (21,106,505)       39,032,850
UBS PACE International Equity Investments                        27,696,484     (14,145,146)       13,551,338
UBS PACE International Emerging Markets Equity Investments       14,959,806      (1,230,411)       13,729,395
-------------------------------------------------------------------------------------------------------------

For the year ended July 31, 2003, aggregate purchases and sales of portfolio securities, excluding short-term securities and U.S. Government securities, were as follows:

                       PORTFOLIO                                                PURCHASES           SALES
--------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                      $    42,434,430   $    35,598,584
UBS PACE Intermediate Fixed Income Investments                                   235,225,460       241,176,012
UBS PACE Strategic Fixed Income Investments                                      111,647,852       149,715,030
UBS PACE Municipal Fixed Income Investments                                      109,979,847       114,716,767
UBS PACE Global Fixed Income Investments                                         374,805,596       354,369,336
UBS PACE Large Co Value Equity Investments                                       558,657,954       583,166,226
UBS PACE Large Co Growth Equity Investments                                      522,203,087       498,162,621
UBS PACE Small/Medium Co Value Equity Investments                                 73,175,071        84,094,212
UBS PACE Small/Medium Co Growth Equity Investments                               122,869,617       131,091,866
UBS PACE International Equity Investments                                        315,111,124       291,239,254
UBS PACE International Emerging Markets Equity Investments                       173,070,587       162,242,098
--------------------------------------------------------------------------------------------------------------

For the year ended July 31, 2003, aggregate purchases and sales of U.S. Government securities, excluding short-term securities, were as follows:

                       PORTFOLIO                                                PURCHASES           SALES
--------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                      $ 4,471,684,269   $ 4,470,332,567
UBS PACE Intermediate Fixed Income Investments                                   716,046,677       654,253,218
UBS PACE Strategic Fixed Income Investments                                      996,972,386     1,006,227,994
UBS PACE Global Fixed Income Investments                                         520,559,502       536,874,040

Each of the Portfolios intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

At July 31, 2003, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized capital gains. These losses expire as follows:

                                    UBS PACE
                                   GOVERNMENT       UBS PACE        UBS PACE        UBS PACE        UBS PACE
                     UBS PACE      SECURITIES     INTERMEDIATE      STRATEGIC       MUNICIPAL        GLOBAL
FISCAL                MONEY           FIXED           FIXED           FIXED           FIXED           FIXED
YEAR                  MARKET         INCOME           INCOME          INCOME          INCOME         INCOME
ENDING             INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS
-----------------------------------------------------------------------------------------------------------------
2006                         --              --   $   1,199,794              --              --              --
2007              $         192   $   2,840,027      19,336,984   $  10,996,041              --   $   4,356,224
2008                         --              --       3,620,638         413,371   $   2,788,344       1,235,103
2009                         --              --              --              --              --          20,824
2011                         --              --       9,353,216              --              --              --
TOTAL             $         192   $   2,840,027   $  33,510,632   $  11,409,412   $   2,788,344   $   5,612,151
-----------------------------------------------------------------------------------------------------------------

                                                    UBS PACE       UBS PACE                         UBS PACE
                     UBS PACE        UBS PACE        SMALL/         SMALL/                        INTERNATIONAL
                     LARGE CO        LARGE CO       MEDIUM CO      MEDIUM CO        UBS PACE        EMERGING
FISCAL                VALUE           GROWTH          VALUE         GROWTH        INTERNATIONAL      MARKETS
YEAR                  EQUITY          EQUITY         EQUITY         EQUITY           EQUITY          EQUITY
ENDING             INVESTMENTS     INVESTMENTS     INVESTMENTS    INVESTMENTS      INVESTMENTS     INVESTMENTS
-----------------------------------------------------------------------------------------------------------------
2005                         --              --              --              --              --   $  24,759,036
2006                         --              --              --              --              --         308,374
2007                         --              --              --              --              --          16,232
2008                         --              --              --              --   $   9,995,177         246,462
2009              $  17,549,388              --              --              --              --       3,280,571
2010                 35,942,379   $  89,314,031              --   $  15,743,758      46,322,650      20,071,109
2011                 73,462,150     122,048,908   $   7,525,612      12,705,268      77,631,497      12,786,380
TOTAL             $ 126,953,917   $ 211,362,939   $   7,525,612   $  28,449,026   $ 133,949,324   $  61,468,164
-----------------------------------------------------------------------------------------------------------------

Except for UBS PACE Large Co Value Equity Investments, the capital loss carryforwards for the other Portfolios include realized capital losses from the acquisition of certain other funds. These losses may be subject to annual limitations imposed by the Internal Revenue Code.

During the current fiscal year UBS PACE International Emerging Markets Equity Investments and UBS PACE Global Fixed Income Investments had capital loss carryforwards of $5,437,965 and $5,916,705, respectively, expire unutilized. In addition, UBS PACE Money Market Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Government Securities Fixed Income Investments utilized capital loss carryforwards of $28, $3,713,959, $9,837,110, $2,890,937 and $8,412,336, respectively, to offset current year realized gains.

In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 2002. Such losses are treated for tax purposes as arising on August 1, 2003:

                                                                                     FOREIGN
                                                                   CAPITAL          CURRENCY
                       PORTFOLIO                                   LOSSES            LOSSES
--------------------------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income investments                 $     8,709,278       $     6,519
UBS PACE Large Co Value Equity Investments                          28,877,074               939
UBS PACE Large Co Growth Equity Investments                         17,317,701                --
UBS PACE Small/Medium Co Value Equity Investments                    7,172,889                --
UBS PACE Small/Medium Co Growth Equity Investments                  10,732,149                --
UBS PACE International Equity Investments                           33,911,340           174,923
--------------------------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended July 31, 2003 and July 31, 2002 were as follows:

                                                                              2003
                                                            -------------------------------------------
                                                                                           LONG TERM
                                                            TAX-EXEMPT      ORDINARY        REALIZED
                       PORTFOLIO                              INCOME         INCOME      CAPITAL GAINS
-------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                    --   $  1,175,404              --
UBS PACE Government Securities Fixed Income Investments              --     16,319,388              --
UBS PACE Intermediate Fixed Income Investments                       --     10,279,056              --
UBS PACE Strategic Fixed Income Investments                          --     12,565,886              --
UBS PACE Municipal Fixed Income Investments                 $ 9,337,716             --              --
UBS PACE Global Fixed Income Investments                             --      9,476,555              --
UBS PACE Large Co Value Equity Investments                           --      7,601,194              --
UBS PACE Small/Medium Co Value Equity Investments                    --             --   $  17,664,264
UBS PACE International Equity Investments                            --        865,692              --
-------------------------------------------------------------------------------------------------------

                                                                                       2002
                                                            ----------------------------------------------------------
                                                                                                           LONG TERM
                                                             TAX-EXEMPT      ORDINARY        REALIZED      TAX RETURN
                       PORTFOLIO                               INCOME         INCOME      CAPITAL GAINS    OF CAPITAL
----------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                     --   $  1,871,019              --             --
UBS PACE Government Securities Fixed Income Investments               --     30,671,635              --             --
UBS PACE Intermediate Fixed Income Investments                        --     20,686,181              --             --
UBS PACE Strategic Fixed Income Investments                           --     12,991,359              --             --
UBS PACE Municipal Fixed Income Investments                 $ 10,712,025             --              --             --
UBS PACE Global Fixed Income Investments                              --             --              --   $ 11,305,232
UBS PACE Large Co Value Equity Investments                            --      5,539,335              --             --
UBS PACE Small/Medium Co Value Equity Investments                     --        692,025   $     775,548             --
UBS PACE International Equity Investments                             --      3,931,138              --             --
----------------------------------------------------------------------------------------------------------------------

At July 31, 2003, the components of accumulated earnings/deficit on a tax basis were as follows:

                                                                               ACCUMULATED
                                                               UNDISTRIBUTED     REALIZED         UNREALIZED
                                                                 ORDINARY      CAPITAL AND       APPRECIATION
                       PORTFOLIO                                  INCOME       OTHER LOSSES     (DEPRECIATION)         TOTAL
--------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                              $     27,788   $         (192)               --    $       27,596
UBS PACE Government Securities Fixed Income Investments                  --       (2,840,027)   $   (8,095,391)      (10,935,418)
UBS PACE Intermediate Fixed Income Investments                       17,657      (42,226,429)       (2,230,010)      (44,438,782)
UBS PACE Strategic Fixed Income Investments                         965,467      (11,409,412)        1,492,096        (8,951,849)
UBS PACE Municipal Fixed Income Investments                              --       (2,788,344)        5,723,725         2,935,381
UBS PACE Global Fixed Income Investments                         14,296,877       (5,753,857)       14,021,380        22,564,400
UBS PACE Large Co Value Equity Investments                        4,258,550     (155,831,930)       52,004,386       (99,568,994)
UBS PACE Large Co Growth Equity Investments                              --     (228,680,640)       34,437,425      (194,243,215)
UBS PACE Small/Medium Co Value Equity Investments                        --      (14,698,501)       52,757,353        38,058,852
UBS PACE Small/Medium Co Growth Equity Investments                       --      (39,181,175)       39,032,850          (148,325)
UBS PACE International Equity Investments                         2,823,917     (168,035,587)       13,575,645      (151,636,025)
UBS PACE International Emerging Markets Equity Investments               --      (61,468,164)       13,649,137       (47,819,027)

At July 31, 2003, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

                                                                 ACCUMULATED      ACCUMULATED
                                                               NET INVESTMENT     NET REALIZED     BENEFICIAL
                       PORTFOLIO                               INCOME (LOSS)      GAIN (LOSS)       INTEREST
--------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments        $    3,275,815    $  (3,259,223)   $    (16,592)
UBS PACE Intermediate Fixed Income Investments                        207,287         (207,287)             --
UBS PACE Strategic Fixed Income Investments                          (148,519)         148,518               1
UBS PACE Municipal Fixed Income Investments                               890               --            (890)
UBS PACE Global Fixed Income Investments                           16,596,425      (11,472,156)     (5,124,269)
UBS PACE Large Co Value Equity Investments                               (188)      (1,035,968)      1,036,156
UBS PACE Large Co Growth Equity Investments                         1,514,071         (730,108)       (783,963)
UBS PACE Small/Medium Co Value Equity Investments                     380,577       (5,639,294)      5,258,717
UBS PACE Small/Medium Co Growth Equity Investments                  1,800,387          (91,819)     (1,708,568)
UBS PACE International Equity Investments                            (384,309)        (357,445)        741,754
UBS PACE International Emerging Markets Equity Investments           (432,945)       5,432,041      (4,999,096)
--------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND INSURANCE BONDS

At July 31, 2003, UBS PACE Money Market Investments had the ability to use insurance bonds that provided limited coverage for certain loss events involving certain money market instruments held by the Portfolio. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bonds provided for coverage up to $200 million for a number of funds managed, advised or sub-advised by UBS Global AM with a deductible of 30 basis points (0.30%) of the total assets of the Portfolio for First Tier Securities, determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the insurance bonds, the Portfolio would have expected to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which would generally be no later than the maturity of the security. While the insurance bonds were intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there was no guarantee that the insurance bonds would have done so. For the year ended July 31, 2003, the Portfolio did not use these insurance bonds. The Portfolio has determined to discontinue this insurance after September 30, 2003.

CAPITAL CONTRIBUTION FROM SUB-ADVISOR

On November 25, 2002, UBS PACE Large Co Growth Equity Investments recorded a capital contribution from SSgA Funds Management, Inc., one of the Portfolio's sub-advisors, in the amount of $9,848. This amount was paid by the sub-advisor in connection with losses incurred due to the disposition of a restricted security.

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided in the Statement of Changes in Net Assets, were as follows:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2003:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                    2,845,988    $   37,216,430           400,556    $    5,242,748           225,640    $    2,957,154
Shares repurchased            (4,709,207)      (61,547,809)         (451,010)       (5,889,532)         (737,001)       (9,630,903)
Shares converted from
  Class B to Class A              97,100         1,269,358           (97,107)       (1,269,358)               --                --
Dividends reinvested             322,231         4,203,988            25,575           333,684            87,297         1,139,794
Net increase (decrease)       (1,443,888)   $  (18,858,033)         (121,986)   $   (1,582,458)         (424,064)   $   (5,533,955)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                      670,144    $    8,770,030         4,777,972    $   62,513,995
Shares repurchased              (911,014)      (11,906,603)       (4,503,593)      (58,944,871)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested              54,306           707,949           524,158         6,841,138
Net increase (decrease)         (186,564)   $   (2,428,624)          798,537    $   10,410,262
----------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                    2,010,469    $   25,987,071           708,121    $    9,176,699           610,381    $    7,904,147
Shares repurchased            (3,813,462)      (49,173,454)         (394,852)       (5,098,211)         (924,201)      (11,917,889)
Shares converted from
  Class B to Class A              78,944         1,023,448           (78,940)       (1,023,448)               --                --
Dividends reinvested             555,356         7,147,731            36,512           470,084           161,002         2,072,720
Net increase (decrease)       (1,168,693)   $  (15,015,204)          270,841    $    3,525,124          (152,818)   $   (1,941,022)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                    4,708,753    $   60,266,279         4,954,777    $   63,970,139
Shares repurchased           (14,012,719)     (179,081,142)       (5,630,089)      (72,711,321)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested             366,024         4,708,923           836,831        10,772,835
Net increase (decrease)       (8,937,942)   $ (114,105,940)          161,519    $    2,031,653
----------------------------------------------------------------------------------------------

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2003:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                      780,440    $    8,953,388           151,878    $    1,744,343            62,808    $      716,497
Shares repurchased            (2,780,384)      (31,938,479)         (291,416)       (3,351,253)         (402,717)       (4,634,359)
Shares converted from
  Class B to Class A              59,191           692,403           (59,095)         (692,403)               --                --
Dividends reinvested             212,661         2,430,611            15,792           180,476            18,953           216,744
Net increase (decrease)       (1,728,092)   $  (19,862,077)         (182,841)   $   (2,118,837)         (320,956)   $   (3,701,118)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                      113,266    $    1,334,616         8,126,832    $   93,710,614
Shares repurchased              (200,627)       (2,327,463)       (4,760,855)      (54,789,901)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested               5,861            66,948           509,847         5,843,148
Net increase (decrease)          (81,500)   $     (925,899)        3,875,824    $   44,763,861
----------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                    3,069,631    $   37,598,055           200,021    $    2,395,834           155,906    $    1,875,918
Shares repurchased            (4,790,130)      (58,302,383)         (342,650)       (4,155,322)         (396,385)       (4,771,686)
Shares converted from
  Class B to Class A              85,496         1,050,570           (85,431)       (1,050,570)               --                --
Dividends reinvested             498,193         5,996,291            40,986           493,539            48,064           578,723
Net increase (decrease)       (1,136,810)   $  (13,657,467)         (187,074)   $   (2,316,519)         (192,415)   $   (2,317,045)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                        8,276    $      101,283         6,932,424    $   83,523,173
Shares repurchased               (85,336)       (1,034,031)       (3,556,690)      (42,667,956)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested              16,370           197,348           776,431         9,324,853
Net increase (decrease)          (60,690)   $     (735,400)        4,152,165    $   50,180,070
----------------------------------------------------------------------------------------------

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2003:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                      555,538    $    7,583,481           158,005    $    2,156,529            80,533    $    1,101,427
Shares repurchased              (717,408)       (9,783,007)         (483,068)       (6,637,065)         (311,108)       (4,233,128)
Shares converted from
  Class B to Class A             107,546         1,504,787          (107,599)       (1,504,787)               --                --
Dividends reinvested              55,274           754,849            26,276           357,699            23,446           319,658
Net increase (decrease)              950    $       60,110          (406,386)   $   (5,627,624)         (207,129)   $   (2,812,043)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                      116,689    $    1,626,522         5,751,060    $   79,070,459
Shares repurchased              (102,682)       (1,417,114)       (6,070,379)      (83,212,153)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested               1,060            14,526           762,304        10,401,893
Net increase (decrease)           15,067    $      223,934           442,985    $    6,260,199
----------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                      454,779    $    5,963,853           316,574    $    4,162,878           129,177    $    1,702,905
Shares repurchased              (886,057)      (11,667,709)         (374,624)       (4,886,952)         (446,910)       (5,807,341)
Shares converted from
  Class B to Class A              49,937           658,717           (49,970)         (658,717)               --                --
Dividends reinvested              60,348           789,074            27,132           354,731            33,907           443,175
Net increase (decrease)         (320,993)   $   (4,256,065)          (80,888)   $   (1,028,060)         (283,826)   $   (3,661,261)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                       25,574    $      335,777         6,226,118    $   81,693,656
Shares repurchased               (48,858)         (638,821)       (4,997,176)      (65,620,561)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested               1,814            23,731           799,931        10,459,439
Net increase (decrease)          (21,470)   $     (279,313)        2,028,873    $   26,532,534
----------------------------------------------------------------------------------------------

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2003:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                      754,049    $    9,643,174            72,677    $      929,508            92,183    $    1,180,969
Shares repurchased            (2,037,522)      (26,072,258)         (277,541)       (3,541,475)         (270,242)       (3,451,508)
Shares converted from
  Class B to Class A              39,929           514,127           (39,929)         (514,127)               --                --
Dividends reinvested             297,404         3,794,714             9,155           116,810            53,967           688,555
Net increase (decrease)         (946,140)   $  (12,120,243)         (235,638)   $   (3,009,284)         (124,092)   $   (1,581,984)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                          255    $        3,336         1,867,803    $   23,941,873
Shares repurchased               (10,384)         (131,519)       (1,345,713)      (17,238,161)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested                 651             8,295           184,748         2,357,985
Net increase (decrease)           (9,478)   $     (119,888)          706,838    $    9,061,697
----------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                      888,689    $   11,224,243           180,636    $    2,276,801           135,626    $    1,705,290
Shares repurchased            (2,394,091)      (30,128,833)         (384,224)       (4,815,033)         (344,261)       (4,321,798)
Shares converted from
  Class B to Class A             106,350         1,331,785          (106,350)       (1,331,785)               --                --
Dividends reinvested             360,342         4,517,050            12,243           153,559            69,803           874,957
Net increase (decrease)       (1,038,710)   $  (13,055,755)         (297,695)   $   (3,716,458)         (138,832)   $   (1,741,551)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                          520    $        6,500         1,684,949    $   21,152,506
Shares repurchased                (8,709)         (108,245)         (923,164)      (11,596,610)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested               1,220            15,284           176,785         2,216,089
Net increase (decrease)           (6,969)   $      (86,461)          938,570    $   11,771,985
----------------------------------------------------------------------------------------------

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2003:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                      669,882    $    7,945,112            92,932    $    1,081,165            67,416    $      788,311
Shares repurchased            (2,352,599)      (27,427,029)          (44,573)         (520,014)         (457,671)       (5,085,720)
Shares converted from
  Class B to Class A              31,600           377,869           (31,557)         (377,869)               --                --
Dividends reinvested             297,495         3,426,044             1,959            22,614            13,901           160,153
Net increase (decrease)       (1,353,622)   $  (15,678,004)           18,761    $      205,896          (376,354)   $   (4,137,256)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                      983,958    $   11,327,702         3,895,222    $   45,294,695
Shares repurchased              (911,145)      (10,519,812)       (2,917,868)      (33,537,334)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested              32,718           378,389           325,359         3,753,519
Net increase (decrease)          105,531    $    1,186,279         1,302,713    $   15,510,880
----------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                      163,115    $    1,736,347            50,971    $      554,419            46,135    $      486,221
Shares repurchased            (2,930,883)      (30,461,696)          (52,502)         (539,357)         (210,374)       (2,192,392)
Shares converted from
  Class B to Class A              63,013           647,644           (62,159)         (647,644)               --                --
Dividends reinvested             424,522         4,413,677             2,613            27,270            30,621           317,886
Net increase (decrease)       (2,280,233)   $  (23,664,028)          (61,077)   $     (605,312)         (133,618)   $   (1,388,285)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                      729,607    $    7,670,798         3,598,652    $   37,321,948
Shares repurchased              (271,729)       (2,808,187)       (2,618,317)      (27,411,812)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested              21,822           227,686           377,830         3,929,554
Net increase (decrease)          479,700    $    5,090,297         1,358,165    $   13,839,690
----------------------------------------------------------------------------------------------

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2003:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                      848,994    $   12,288,350            96,469    $    1,362,365            97,347    $    1,376,190
Shares repurchased            (4,253,353)      (60,403,450)         (980,706)      (13,816,033)         (658,162)       (9,285,916)
Shares converted from
  Class B to Class A             570,266         8,111,970          (570,719)       (8,111,970)               --                --
Dividends reinvested             191,146         2,649,282                --                --             1,163            16,139
Net increase (decrease)       (2,642,947)   $  (37,353,848)       (1,454,956)   $  (20,565,638)         (559,652)   $   (7,893,587)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                      709,902    $    9,892,150         8,353,062    $  119,429,703
Shares repurchased            (1,146,634)      (16,365,780)       (5,489,726)      (77,408,241)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested              37,689           521,987           296,496         4,106,468
Net increase (decrease)         (399,043)   $   (5,951,643)        3,159,832    $   46,127,930
----------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                      592,777    $    9,756,508           152,128    $    2,491,123           383,254    $    6,255,385
Shares repurchased            (5,145,302)      (84,293,172)       (1,610,698)      (26,288,435)       (1,204,849)      (19,699,409)
Shares converted from
  Class B to Class A             810,087        13,324,128          (814,644)      (13,324,128)               --                --
Dividends reinvested             136,180         2,227,900                --                --                --                --
Net increase (decrease)       (3,606,258)   $  (58,984,636)       (2,273,214)   $  (37,121,440)         (821,595)   $  (13,444,024)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                      925,762    $   15,291,750         7,845,278    $  129,285,662
Shares repurchased              (440,339)       (7,112,210)       (5,037,999)      (81,643,553)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested              19,922           325,928           167,966         2,746,242
Net increase (decrease)          505,345    $    8,505,468         2,975,245    $   50,388,351
----------------------------------------------------------------------------------------------

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2003:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                      734,158    $    8,268,488            68,750    $      779,925            61,582    $      687,907
Shares repurchased            (2,330,706)      (26,427,445)         (273,753)       (3,039,950)         (275,412)       (3,098,107)
Shares converted from
  Class B to Class A              86,828           977,634           (88,281)         (977,634)               --                --
Net increase (decrease)       (1,509,720)   $  (17,181,323)         (293,284)   $   (3,237,659)         (213,830)   $   (2,410,200)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                      752,558    $    8,530,609        10,627,629    $  122,662,181
Shares repurchased              (721,864)       (8,199,071)       (6,324,608)      (71,960,369)
Shares converted from
  Class B to Class A                  --                --                --                --
Net increase (decrease)           30,694    $      331,538         4,303,021    $   50,701,812
----------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                      583,738    $    8,261,301           115,560    $    1,740,282           137,616    $    2,028,788
Shares repurchased            (3,126,073)      (44,751,709)         (490,279)       (6,996,703)         (406,744)       (5,769,433)
Shares converted from
  Class B to Class A             266,117         4,155,767          (267,629)       (4,155,767)               --                --
Net increase (decrease)       (2,276,218)   $  (32,334,641)         (642,348)   $   (9,412,188)         (269,128)   $   (3,740,645)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                      506,168    $    7,266,913        11,478,215    $  161,090,489
Shares repurchased              (441,960)       (6,172,400)       (5,183,651)      (72,339,862)
Shares converted from
  Class B to Class A                  --                --                --                --
Net increase (decrease)           64,208    $    1,094,513         6,294,564    $   88,750,627
----------------------------------------------------------------------------------------------

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2003:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                      943,906    $   13,670,551            83,177    $    1,218,700            26,365    $      388,505
Shares repurchased            (1,277,709)      (18,468,174)         (206,957)       (2,956,157)         (145,757)       (2,096,924)
Shares converted from
  Class B to Class A              74,976         1,092,649           (76,163)       (1,092,649)               --                --
Dividends reinvested             210,662         2,907,132            59,422           809,328            64,021           871,966
Net increase (decrease)          (48,165)   $     (797,842)         (140,521)   $   (2,020,778)          (55,371)   $     (836,453)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                       57,301    $      863,811         3,049,261    $   45,135,076
Shares repurchased               (45,591)         (683,773)       (2,767,014)      (40,110,734)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested               5,942            82,295           910,874        12,624,719
Net increase (decrease)           17,652    $      262,333         1,193,121    $   17,649,061
----------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                    1,579,814    $   27,580,701           294,709    $    5,527,377           164,255    $    3,062,749
Shares repurchased            (1,604,390)      (27,340,080)         (182,202)       (3,244,512)         (133,315)       (2,367,796)
Shares converted from
  Class B to Class A              57,250           985,565           (57,595)         (985,565)               --                --
Dividends reinvested               9,422           164,893               889            15,489             1,048            18,261
Net increase (decrease)           42,096    $    1,391,079            55,801    $    1,312,789            31,988    $      713,214
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                       35,218    $      619,881         2,792,951    $   50,145,286
Shares repurchased               (43,770)         (751,915)       (4,912,737)      (88,137,362)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested                 551             9,643            68,479         1,199,083
Net increase (decrease)           (8,001)   $     (122,391)       (2,051,307)   $  (36,792,993)
----------------------------------------------------------------------------------------------

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2003:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                    1,375,207    $   15,435,015            33,999    $      380,736            27,378    $      294,325
Shares repurchased            (2,277,085)      (25,244,077)         (179,183)       (1,923,490)         (165,645)       (1,787,434)
Shares converted from
  Class B to Class A              71,940           816,557           (73,203)         (816,557)               --                --
Net increase (decrease)         (829,938)   $   (8,992,505)         (218,387)   $   (2,359,311)         (138,267)   $   (1,493,109)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                      105,643    $    1,288,951         4,027,835    $   45,323,638
Shares repurchased               (27,474)         (328,661)       (3,843,079)      (42,332,379)
Shares converted from
  Class B to Class A                  --                --                --                --
Net increase (decrease)           78,169    $      960,290           184,756    $    2,991,259
----------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                      848,269    $   10,291,863            60,409    $      767,922            67,555    $      866,193
Shares repurchased            (2,070,365)      (25,743,464)         (285,483)       (3,532,777)         (195,886)       (2,425,234)
Shares converted from
  Class B to Class A             360,149         4,609,642          (362,304)       (4,609,642)               --                --
Net decrease                    (861,947)   $  (10,841,959)         (587,378)   $   (7,374,497)         (128,331)   $   (1,559,041)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                    1,568,945    $   20,589,423         4,048,234    $   51,593,576
Shares repurchased            (1,571,291)      (21,138,589)       (5,646,073)      (71,025,251)
Shares converted from
  Class B to Class A                  --                --                --                --
Net decrease                      (2,346)   $     (549,166)       (1,597,839)   $  (19,431,675)
----------------------------------------------------------------------------------------------

UBS PACE INTERNATIONAL EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2003:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                    3,582,647    $   33,668,493            24,761    $      239,863            31,294    $      295,629
Shares repurchased            (4,292,358)      (40,097,848)          (60,550)         (555,262)         (183,101)       (1,704,742)
Shares converted from
  Class B to Class A              44,469           422,399           (44,868)         (422,399)               --                --
Dividends reinvested               5,443            49,747                --                --                --                --
Net increase (decrease)         (659,799)   $   (5,957,209)          (80,657)   $     (737,798)         (151,807)   $   (1,409,113)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                   10,900,515    $   99,623,426         8,869,169    $   82,987,225
Shares repurchased           (12,186,566)     (112,875,152)       (4,941,633)      (45,827,839)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested              19,594           178,699            68,216           622,125
Net increase (decrease)       (1,266,457)   $  (13,073,027)        3,995,752    $   37,781,511
----------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                    9,202,140    $  104,068,201            58,971    $      690,894           291,672    $    3,261,766
Shares repurchased           (11,390,325)     (130,664,797)         (108,887)       (1,286,023)         (461,285)       (5,247,268)
Shares converted from
  Class B to Class A             117,525         1,344,645          (118,203)       (1,344,645)               --                --
Dividends reinvested              93,578         1,056,496                --                --             1,393            15,756
Net increase (decrease)       (1,977,082)   $  (24,195,455)         (168,119)   $   (1,939,774)         (168,220)   $   (1,969,746)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                   10,621,965    $  118,797,730         8,536,924    $   95,630,301
Shares repurchased            (9,746,910)     (110,225,925)       (4,362,590)      (48,783,424)
Shares converted from
  Class B to Class A                  --                --                --                --
Dividends reinvested              44,685           504,044           196,640         2,218,098
Net increase (decrease)          919,740    $    9,075,849         4,370,974    $   49,064,975
----------------------------------------------------------------------------------------------

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2003:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                    1,915,719    $   13,917,144             2,754    $       20,563            41,950    $      317,186
Shares repurchased            (1,888,208)      (13,856,866)          (88,822)         (644,460)          (66,888)         (477,662)
Shares converted from
  Class B to Class A             358,745         2,615,939          (365,508)       (2,615,939)               --                --
Net increase (decrease)          386,256    $    2,676,217          (451,576)   $   (3,239,836)          (24,938)   $     (160,476)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                    1,702,484    $   12,235,243         2,569,539    $   19,437,332
Shares repurchased            (1,607,563)      (11,645,643)       (1,801,370)      (13,433,205)
Shares converted from
  Class B to Class A                  --                --                --                --
Net increase (decrease)           94,921    $      589,600           768,169    $    6,004,127
----------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                       CLASS A                             CLASS B                             CLASS C
                          --------------------------------    --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                    1,999,200    $   14,696,585            20,192    $      173,347           513,645    $    3,683,090
Shares repurchased            (2,321,964)      (17,064,299)         (212,335)       (1,760,675)         (571,451)       (4,187,394)
Shares converted from
  Class B to Class A              15,245           123,648           (15,345)         (123,648)               --                --
Net decrease                    (307,519)   $   (2,244,066)         (207,488)   $   (1,710,976)          (57,806)   $     (504,304)
----------------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                             CLASS P
                          --------------------------------    --------------------------------
                                  SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                        8,165    $       64,072         2,391,418    $   20,080,806
Shares repurchased               (17,126)         (150,772)       (2,573,384)      (21,618,374)
Shares converted from
  Class B to Class A                  --                --                --                --
Net decrease                      (8,961)   $      (86,700)         (181,966)   $   (1,537,568)
----------------------------------------------------------------------------------------------

                  (This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial Highlights
UBS PACE Money Market Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                             FOR THE YEARS ENDED JULY 31,
                                                     ------------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
Net investment income                                        0.01           0.02           0.05           0.05           0.05
Dividends from net investment income                        (0.01)         (0.02)         (0.05)         (0.05)         (0.05)

NET ASSET VALUE, END OF YEAR                         $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                   0.96%          2.10%          5.44%          5.53%          4.85%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                      $    123,915   $    112,001   $     76,657   $     65,521   $     47,174
Expenses to average net assets, net of fee waivers
  and expense reimbursements                                 0.57%          0.50%          0.50%          0.50%          0.50%
Expenses to average net assets, before fee waivers
  and expense reimbursements                                 1.13%          1.43%          1.00%          0.95%          1.07%
Net investment income to average net assets, net
  of fee waivers and expense reimbursements                  0.94%          2.03%          5.26%          5.46%          4.70%
Net investment income to average net assets, before
  fee waivers and expense reimbursements                     0.38%          1.10%          4.76%          5.01%          4.13%
-----------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if this fee was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

UBS PACE Government Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS A
                                                    ------------------------------------------
                                                                                     FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------     JULY 31,
                                                           2003           2002       2001(a)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    13.08     $    12.84     $    12.65
Net investment income                                      0.33           0.64           0.39
Net realized and unrealized gains (losses) from
  investment activities, options written, swaps
  and futures                                             (0.18)          0.29           0.18
Net increase from operations                               0.15           0.93           0.57
Dividends from net investment income                      (0.42)         (0.64)         (0.38)
Distributions from net realized gains from
  investment activities                                      --          (0.05)            --
Total dividends and distributions                         (0.42)         (0.69)         (0.38)

NET ASSET VALUE, END OF PERIOD                       $    12.81     $    13.08     $    12.84
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 1.13%          7.47%          4.61%
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  190,933     $  213,835     $  224,837
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.04%          0.96%          0.98%#*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.20%          1.15%          1.14%#*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements                2.57%          4.92%          6.09%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements                   2.41%          4.73%          5.93%*
Portfolio turnover                                          741%           369%           631%
---------------------------------------------------------------------------------------------

                                                                      CLASS B
                                                    ------------------------------------------
                                                                                     FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------     JULY 31,
                                                           2003            2002      2001(b)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    13.08     $    12.83     $    12.47
Net investment income                                      0.23           0.53           0.47
Net realized and unrealized gains (losses) from
  investment activities, options written, swaps
  and futures                                             (0.18)          0.31           0.37
Net increase from operations                               0.05           0.84           0.84
Dividends from net investment income                      (0.32)         (0.54)         (0.48)
Distributions from net realized gains from
  investment activities                                      --          (0.05)            --
Total dividends and distributions                         (0.32)         (0.59)         (0.48)

NET ASSET VALUE, END OF PERIOD                       $    12.81     $    13.08     $    12.83
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 0.34%          6.63%          6.96%
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   15,056     $   16,966     $   13,175
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.82%          1.76%          1.75%#*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.94%          1.90%          1.90%#*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements                1.79%          4.12%          5.31%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements                   1.67%          3.99%          5.16%*
Portfolio turnover                                          741%           369%           631%
---------------------------------------------------------------------------------------------

*    Annualized.

++ Includes 0.03%, 0.02% and 0.01% of interest expense related to reverse repurchase agreements during the years ended July 31, 2001, July 31, 2000 and July 31, 1999, respectively.

# Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.

(b) For the period December 18, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                      CLASS C
                                                    ------------------------------------------
                                                                                     FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------     JULY 31,
                                                           2003           2002       2001(c)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    13.09     $    12.84     $     12.33
Net investment income                                      0.26           0.57            0.49
Net realized and unrealized gains (losses) from
  investment activities, options written, swaps
  and futures                                             (0.18)          0.30            0.51
Net increase from operations                               0.08           0.87            1.00
Dividends from net investment income                      (0.35)         (0.57)          (0.49)
Distributions from net realized gains from
  investment activities                                      --          (0.05)             --
Total dividends and distributions                         (0.35)         (0.62)          (0.49)

NET ASSET VALUE, END OF PERIOD                       $    12.82     $    13.09     $     12.84
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 0.59%          6.99%           8.26%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   50,245     $   56,849     $    57,745
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.57%          1.48%           1.49%#*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.77%          1.73%           1.70%#*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements                2.04%          4.40%           5.59%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements                   1.84%          4.15%           5.38%*
Portfolio turnover                                          741%           369%            631%
----------------------------------------------------------------------------------------------

                                                                      CLASS Y
                                                    ------------------------------------------
                                                                                     FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------     JULY 31,
                                                           2003           2002       2001(d)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    13.07     $    12.84     $     12.65
Net investment income                                      0.37           0.68            0.39
Net realized and unrealized gains (losses) from
  investment activities, options written, swaps
  and futures                                             (0.18)          0.29            0.20
Net increase from operations                               0.19           0.97            0.59
Dividends from net investment income                      (0.46)         (0.69)          (0.40)
Distributions from net realized gains from
  investment activities                                      --          (0.05)             --
Total dividends and distributions                         (0.46)         (0.74)          (0.40)

NET ASSET VALUE, END OF PERIOD                       $    12.80     $    13.07     $     12.84
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 1.46%          7.77%           4.77%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   16,466     $   19,250     $   133,649
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.72%          0.64%           0.66%#*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       0.88%          0.80%           0.84%#*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements                2.89%          5.32%           6.50%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements                   2.73%          5.16%           6.32%*
Portfolio turnover                                          741%           369%            631%
----------------------------------------------------------------------------------------------

                                                                                     CLASS P
                                                     -----------------------------------------------------------------------
                                                                           FOR THE YEARS ENDED JULY 31,
                                                     -----------------------------------------------------------------------
                                                           2003           2002           2001            2000           1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    13.09     $    12.84     $    12.09      $    12.10     $    12.59
Net investment income                                      0.36           0.67           0.84            0.73           0.68
Net realized and unrealized gains (losses) from
  investment activities, options written, swaps
  and futures                                             (0.18)          0.31           0.82            0.01          (0.43)
Net increase from operations                               0.18           0.98           1.66            0.74           0.25
Dividends from net investment income                      (0.45)         (0.68)         (0.91)          (0.75)         (0.71)
Distributions from net realized gains from
  investment activities                                      --          (0.05)            --              --          (0.03)
Total dividends and distributions                         (0.45)         (0.73)         (0.91)          (0.75)         (0.74)

NET ASSET VALUE, END OF PERIOD                       $    12.82     $    13.09     $    12.84      $    12.09     $    12.10
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 1.35%          7.84%         14.21%           6.36%          2.02%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  207,466     $  201,378     $  195,546      $  198,918     $  191,719
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.83%          0.70%          0.78%++         0.87%++        0.87%++
Expenses to average net assets, before fee
  waivers and expense reimbursements                       0.98%          0.93%          0.87%++         0.91%++        0.93%++
Net investment income to average net assets, net
  of fee waivers and expense reimbursements                2.76%          5.18%          6.69%           6.12%          5.49%
Net investment income to average net assets, before
  fee waivers and expense reimbursements                   2.61%          4.95%          6.60%           6.08%          5.43%
Portfolio turnover                                          741%           369%           631%            585%           418%
----------------------------------------------------------------------------------------------------------------------------

UBS PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                       CLASS A
                                                     -------------------------------------------
                                                                                      FOR THE
                                                     FOR THE YEARS ENDED JULY  31,  PERIOD ENDED
                                                     -----------------------------    JULY 31,
                                                           2003           2002^       2001(a)^
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    11.13      $    12.32      $     12.16
Net investment income                                      0.33            0.75             0.35
Net realized and unrealized gains (losses) from
  investment activities, futures and foreign
  currency transactions and forward contracts              0.34           (1.19)            0.16
Net increase (decrease) from operations                    0.67           (0.44)            0.51
Dividends from net investment income                      (0.34)          (0.75)           (0.35)
Distributions from net realized gains
  from investment activities                                 --              --               --
Total dividends and distributions                         (0.34)          (0.75)           (0.35)

NET ASSET VALUE, END OF PERIOD                       $    11.46      $    11.13      $     12.32
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 6.05%          (3.90)%           4.24%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  113,500      $  129,520      $   157,341
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.03%           0.96%            0.97%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.14%           1.10%            1.03%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            2.86%           6.14%            5.77%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements            2.75%           6.00%            5.71%*
Portfolio turnover                                          294%            121%              82%
------------------------------------------------------------------------------------------------

                                                                       CLASS B
                                                     -------------------------------------------
                                                                                      FOR THE
                                                     FOR THE YEARS ENDED JULY  31,  PERIOD ENDED
                                                     ----------------------------     JULY 31,
                                                           2003           2002^       2001(b)^
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    11.15      $    12.33      $     12.03
Net investment income                                      0.24            0.65             0.41
Net realized and unrealized gains (losses) from
  investment activities, futures and foreign
  currency transactions and forward contracts              0.33           (1.18)            0.30
Net increase (decrease) from operations                    0.57           (0.53)            0.71
Dividends from net investment income                      (0.25)          (0.65)           (0.41)
Distributions from net realized gains
  from investment activities                                 --              --               --
Total dividends and distributions                         (0.25)          (0.65)           (0.41)

NET ASSET VALUE, END OF PERIOD                       $    11.47      $    11.15      $     12.33
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 5.13%          (4.57)%           6.04%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    9,871      $   11,626      $    15,168
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.79%           1.74%            1.74%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.87%           1.82%            1.78%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            2.10%           5.35%            4.99%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements            2.02%           5.27%            4.95%*
Portfolio turnover                                          294%            121%              82%
------------------------------------------------------------------------------------------------

++   The Portfolio made a distribution of less than $0.005 during the period.

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on October 10, 2000. BlackRock Financial Management, Inc. assumed investment advisory functions on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.

(b) For the period December 14, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                       CLASS C
                                                     -------------------------------------------
                                                                                      FOR THE
                                                     FOR THE YEARS ENDED JULY  31,  PERIOD ENDED
                                                     ----------------------------     JULY 31,
                                                           2003           2002^       2001(c)^
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    11.15      $    12.33      $    11.92
Net investment income                                      0.27            0.69            0.44
Net realized and unrealized gains (losses) from
  investment activities, futures and foreign
  currency transactions and forward contracts              0.34           (1.19)           0.41
Net increase (decrease) from operations                    0.61           (0.50)           0.85
Dividends from net investment income                      (0.28)          (0.68)          (0.44)
Distributions from net realized gains
  from investment activities                                 --              --              --
Total dividends and distributions                         (0.28)          (0.68)          (0.44)

NET ASSET VALUE, END OF PERIOD                       $    11.48      $    11.15      $    12.33
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 5.49%          (4.31)%          7.20%
-----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   12,281      $   15,508      $   19,529
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.53%           1.47%           1.48%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.63%           1.58%           1.54%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            2.37%           5.63%           5.26%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements            2.27%           5.52%           5.20%*
Portfolio turnover                                          294%            121%             82%
-----------------------------------------------------------------------------------------------

                                                                       CLASS Y
                                                     -------------------------------------------
                                                                                      FOR THE
                                                     FOR THE YEARS ENDED JULY  31,  PERIOD ENDED
                                                     -----------------------------    JULY 31,
                                                           2003           2002^       2001(d)^
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    11.14      $    12.33      $    12.16
Net investment income                                      0.36            0.78            0.36
Net realized and unrealized gains (losses) from
  investment activities, futures and foreign
  currency transactions and forward contracts              0.34           (1.19)           0.17
Net increase (decrease) from operations                    0.70           (0.41)           0.53
Dividends from net investment income                      (0.37)          (0.78)          (0.36)
Distributions from net realized gains
  from investment activities                                 --              --              --
Total dividends and distributions                         (0.37)          (0.78)          (0.36)

NET ASSET VALUE, END OF PERIOD                       $    11.47      $    11.14      $    12.33
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 6.32%          (3.64)%          4.45%
-----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    1,730      $    2,589      $    3,613
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.77%           0.71%           0.71%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       0.89%           0.84%           0.79%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            3.15%           6.39%           5.96%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements            3.03%           6.26%           5.88%*
Portfolio turnover                                          294%            121%             82%
-----------------------------------------------------------------------------------------------

                                                                                      CLASS P
                                                     --------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                     --------------------------------------------------------------------------
                                                           2003           2002^           2001^            2000            1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    11.14      $    12.33      $    11.82      $    11.98      $    12.35
Net investment income                                      0.36            0.77            0.74            0.70            0.63
Net realized and unrealized gains (losses) from
  investment activities, futures and foreign
  currency transactions and forward contracts              0.34           (1.18)           0.56           (0.16)          (0.28)
Net increase (decrease) from operations                    0.70           (0.41)           1.30            0.54            0.35
Dividends from net investment income                      (0.37)          (0.78)          (0.79)          (0.70)          (0.64)
Distributions from net realized gains
  from investment activities                                 --              --              --            0.00++         (0.08)
Total dividends and distributions                         (0.37)          (0.78)          (0.79)          (0.70)          (0.72)

NET ASSET VALUE, END OF PERIOD                       $    11.47      $    11.14      $    12.33      $    11.82      $    11.98
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 6.34%          (3.64)%         11.39%           4.74%           2.81%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  210,860      $  161,702      $  127,718      $  134,102      $  139,043
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.77%           0.70%           0.75%           0.78%           0.80%
Expenses to average net assets, before fee
  waivers and expense reimbursements                       0.87%           0.82%           0.77%           0.79%           0.80%
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            3.10%           6.45%           6.07%           5.95%           5.26%
Net investment income to average net assets,
  before fee waivers and expense reimbursements            3.00%           6.33%           6.05%           5.94%           5.26%
Portfolio turnover                                          294%            121%             82%             88%             89%
-------------------------------------------------------------------------------------------------------------------------------

UBS PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS A
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003           2002      2001(a)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    13.16     $    12.91     $     12.53
Net investment income                                      0.57@          0.58@           0.47
Net realized and unrealized gains (losses) from
  investment activities, futures, swaps, options
  written and foreign currency transactions and
  forward contracts                                        0.25@          0.25@           0.38
Net increase from operations                               0.82           0.83            0.85
Dividends from net investment income                      (0.54)         (0.58)          (0.47)
Distributions from net realized gains from
  investment activities                                      --             --              --
Total dividends and distributions                         (0.54)         (0.58)          (0.47)

NET ASSET VALUE, END OF PERIOD                       $    13.44     $    13.16     $     12.91
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 6.22%          6.55%           6.93%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   26,814     $   26,242     $    29,899
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.21%          1.14%           1.14%#*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.25%          1.27%           1.21%#*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements                4.13%          4.41%           5.52%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements                   4.09%          4.28%           5.45%*
Portfolio turnover                                          357%           375%            519%
----------------------------------------------------------------------------------------------

                                                                      CLASS B
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003           2002      2001(b)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    13.15     $    12.91     $     12.66
Net investment income                                      0.48@          0.48@           0.30
Net realized and unrealized gains (losses) from
  investment activities, futures, swaps, options
  written and foreign currency transactions and
  forward contracts                                        0.25@          0.24@           0.25
Net increase from operations                               0.73           0.72            0.55
Dividends from net investment income                      (0.44)         (0.48)          (0.30)
Distributions from net realized gains from
  investment activities                                      --             --              --
Total dividends and distributions                         (0.44)         (0.48)          (0.30)

NET ASSET VALUE, END OF PERIOD                       $    13.44     $    13.15     $     12.91
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 5.52%          5.66%           4.38%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   11,227     $   16,337     $    17,078
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.93%          1.90%           1.91%#*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.95%          1.93%           1.96%#*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements                3.49%          3.64%           4.73%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements                   3.47%          3.61%           4.68%*
Portfolio turnover                                          357%           375%            519%
----------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

++ Includes 0.06% and 0.03% of interest expense related to reverse repurchase agreements during the years ended July 31, 2001 and July 31, 1999, respectively.

# Includes 0.03% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b)  For the period January 30, 2001 (reissuance of shares) through July 31,
     2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                      CLASS C
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003           2002      2001(c)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    13.16     $    12.91     $     12.43
Net investment income                                      0.50@          0.51@           0.43
Net realized and unrealized gains (losses) from
  investment activities, futures, swaps, options
  written and foreign currency transactions and
  forward contracts                                        0.25@          0.25@           0.48
Net increase from operations                               0.75           0.76            0.91
Dividends from net investment income                      (0.47)         (0.51)          (0.43)
Distributions from net realized gains from
  investment activities                                      --             --              --
Total dividends and distributions                         (0.47)         (0.51)          (0.43)

NET ASSET VALUE, END OF PERIOD                       $    13.44     $    13.16     $     12.91
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 5.69%          6.01%           7.43%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   10,827     $   13,325     $    16,743
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.70%          1.65%           1.65%#*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.72%          1.70%           1.71%#*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements                3.67%          3.90%           5.00%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements                   3.65%          3.85%           4.94%*
Portfolio turnover                                          357%           375%            519%
----------------------------------------------------------------------------------------------

                                                                      CLASS Y
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003           2002      2001(d)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    13.16     $    12.91     $     12.77
Net investment income                                      0.61@          0.61@           0.36
Net realized and unrealized gains (losses) from
  investment activities, futures, swaps, options
  written and foreign currency transactions and
  forward contracts                                        0.23@          0.25@           0.14
Net increase from operations                               0.84           0.86            0.50
Dividends from net investment income                      (0.57)         (0.61)          (0.36)
Distributions from net realized gains from
  investment activities                                      --             --              --
Total dividends and distributions                         (0.57)         (0.61)          (0.36)

NET ASSET VALUE, END OF PERIOD                       $    13.43     $    13.16     $     12.91
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 6.39%          6.80%           3.98%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $      551     $      342     $       613
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.98%          0.89%           0.88%#*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       0.98%          0.99%           0.97%#*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements                4.19%          4.65%           5.74%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements                   4.19%          4.55%           5.65%*
Portfolio turnover                                          357%           375%            519%
----------------------------------------------------------------------------------------------

                                                                                      CLASS P
                                                     -----------------------------------------------------------------------
                                                                           FOR THE YEARS ENDED JULY 31,
                                                     -----------------------------------------------------------------------
                                                           2003           2002           2001            2000           1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    13.16     $    12.91     $    12.21      $    12.33     $    13.32
Net investment income                                      0.61@          0.61@          0.73            0.73           0.69
Net realized and unrealized gains (losses) from
  investment activities, futures, swaps, options
  written and foreign currency transactions and
  forward contracts                                        0.25@          0.26@          0.78           (0.13)         (0.64)
Net increase from operations                               0.86           0.87           1.51            0.60           0.05
Dividends from net investment income                      (0.58)         (0.62)         (0.81)          (0.72)         (0.70)
Distributions from net realized gains from
  investment activities                                      --             --             --              --          (0.34)
Total dividends and distributions                         (0.58)         (0.62)         (0.81)          (0.72)         (1.04)

NET ASSET VALUE, END OF PERIOD                       $    13.44     $    13.16     $    12.91      $    12.21     $    12.33
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 6.54%          6.86%         12.74%           5.08%          0.21%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  252,219     $  241,140     $  210,444      $  234,748     $  222,214
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.90%          0.85%          0.91%++         0.85%          0.88%++
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.00%          0.96%          0.93%++         0.89%          0.92%++
Net investment income to average net assets, net
  of fee waivers and expense reimbursements                4.44%          4.70%          6.09%           6.04%          5.51%
Net investment income to average net assets, before
  fee waivers and expense reimbursements                   4.34%          4.59%          6.07%           6.00%          5.47%
Portfolio turnover                                          357%           375%           519%            391%           202%
----------------------------------------------------------------------------------------------------------------------------

UBS PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS A
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003           2002      2001(a)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    12.70     $    12.52     $    12.43
Net investment income                                      0.45           0.51           0.26
Net realized and unrealized gains
  (losses) from investment activities                     (0.14)          0.18           0.09
Net increase from operations                               0.31           0.69           0.35
Dividends from net investment income                      (0.45)         (0.51)         (0.26)

NET ASSET VALUE, END OF PERIOD                       $    12.56     $    12.70     $    12.52
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.42%          5.62%          2.86%
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  153,966     $  167,685     $  178,299
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.93%          0.87%          0.88%*
Expenses to average net assets, before fee
  waivers and expense reinbursements                       1.06%          1.05%          1.01%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            3.49%          4.01%          4.16%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements            3.36%          3.83%          4.03%*
Portfolio turnover                                           42%            20%            68%
---------------------------------------------------------------------------------------------

                                                                      CLASS B
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003           2002      2001(c)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    12.70     $    12.52     $    12.42
Net investment income                                      0.35           0.41           0.19
Net realized and unrealized gains
  (losses) from investment activities                     (0.14)          0.18           0.10
Net increase from operations                               0.21           0.59           0.29
Dividends from net investment income                      (0.35)         (0.41)         (0.19)

NET ASSET VALUE, END OF PERIOD                       $    12.56     $    12.70     $    12.52
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 1.65%          4.81%          2.32%
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    7,870     $   10,949     $   14,518
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.68%          1.62%          1.63%*
Expenses to average net assets, before fee
  waivers and expense reinbursements                       1.80%          1.80%          1.76%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            2.75%          3.26%          3.41%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements            2.63%          3.08%          3.28%*
Portfolio turnover                                           42%            20%            68%
---------------------------------------------------------------------------------------------

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Deutsche Asset Management, Inc. to Standish Mellon Asset Management Company LLC's predecessor on June 1, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 23, 2001 (commencement of issuance) through July 31, 2001.

(b) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

                                                                      CLASS C
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003           2002      2001(b)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    12.70     $    12.52     $    12.19
Net investment income                                      0.38           0.44           0.31
Net realized and unrealized gains
  (losses) from investment activities                     (0.14)          0.18           0.33
Net increase from operations                               0.24           0.62           0.64
Dividends from net investment income                      (0.38)         (0.44)         (0.31)

NET ASSET VALUE, END OF PERIOD                       $    12.56     $    12.70     $    12.52
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 1.88%          5.07%          5.33%
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   28,882     $   30,776     $   32,075
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.45%          1.39%          1.40%*
Expenses to average net assets, before fee
  waivers and expense reinbursements                       1.56%          1.57%          1.53%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            2.96%          3.50%          3.65%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements            2.85%          3.32%          3.52%*
Portfolio turnover                                           42%            20%            68%
---------------------------------------------------------------------------------------------

                                                                      CLASS Y
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003           2002      2001(c)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    12.70     $    12.52     $    12.42
Net investment income                                      0.48           0.54           0.24
Net realized and unrealized gains
  (losses) from investment activities                     (0.14)          0.18           0.10
Net increase from operations                               0.34           0.72           0.34
Dividends from net investment income                      (0.48)         (0.54)         (0.24)

NET ASSET VALUE, END OF PERIOD                       $    12.56     $    12.70     $    12.52
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.65%          5.87%          2.72%
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $      194     $      316     $      399
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.69%          0.63%          0.64%*
Expenses to average net assets, before fee
  waivers and expense reinbursements                       0.85%          0.84%          0.83%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            3.73%          4.25%          4.40%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements            3.57%          4.04%          4.21%*
Portfolio turnover                                           42%            20%            68%
---------------------------------------------------------------------------------------------

                                                                                      CLASS P
                                                     -----------------------------------------------------------------------
                                                                           FOR THE YEARS ENDED JULY 31,
                                                     -----------------------------------------------------------------------
                                                           2003           2002            2001         2000^            1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    12.70     $    12.52     $    12.15     $    12.44     $     12.70
Net investment income                                      0.47           0.54           0.55           0.57            0.56
Net realized and unrealized gains
  (losses) from investment activities                     (0.14)          0.18           0.42          (0.29)          (0.26)
Net increase from operations                               0.33           0.72           0.97           0.28            0.30
Dividends from net investment income                      (0.47)         (0.54)         (0.60)         (0.57)          (0.56)

NET ASSET VALUE, END OF PERIOD                       $    12.56     $    12.70     $    12.52     $    12.15     $     12.44
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.64%          5.86%          8.20%          2.37%           2.34%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   69,938     $   61,739     $   49,110     $   53,594     $    56,659
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.72%          0.64%          0.76%          0.85%           0.85%
Expenses to average net assets, before fee
  waivers and expense reinbursements                       0.84%          0.85%          0.82%          0.89%           0.89%
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            3.69%          4.24%          4.44%          4.68%           4.42%
Net investment income to average net assets,
  before fee waivers and expense reimbursements            3.57%          4.03%          4.38%          4.64%           4.38%
Portfolio turnover                                           42%            20%            68%            33%             11%
----------------------------------------------------------------------------------------------------------------------------

UBS PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS A
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003          2002+      2001(a)^
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.91     $    10.27     $     10.45
Net investment income                                      0.27@          0.35@           0.30
Net realized and unrealized gains (losses) from
  investment activities, futures, options written
  and foreign currency transactions and forward
  contracts                                                0.92@          0.67@          (0.18)
Net increase (decrease) from operations                    1.19           1.02            0.12
Dividends from net investment income                      (0.32)            --              --
Distributions from net realized gains from
  investment activities                                      --             --              --
Dividends from paid in capital                               --          (0.38)          (0.30)
Total dividends and distributions                         (0.32)         (0.38)          (0.30)

NET ASSET VALUE, END OF PERIOD                       $    11.78     $    10.91     $     10.27
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                11.01%         10.20%           1.09%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  176,124     $  177,870     $   190,838
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.33%          1.24%           1.21%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.45%          1.42%           1.41%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            2.32%          3.40%           4.42%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements            2.20%          3.22%           4.22%*
Portfolio turnover                                          274%           328%            270%
----------------------------------------------------------------------------------------------

                                                                      CLASS B
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003          2002+      2001(b)^
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.93     $    10.28     $     10.81
Net investment income                                      0.18@          0.27@           0.18
Net realized and unrealized gains (losses) from
  investment activities, futures, options written
  and foreign currency transactions and forward
  contracts                                                0.92@          0.68@          (0.54)
Net increase (decrease) from operations                    1.10           0.95           (0.36)
Dividends from net investment income                      (0.23)            --              --
Distributions from net realized gains from
  investment activities                                      --             --              --
Dividends from paid in capital                               --          (0.30)          (0.17)
Total dividends and distributions                         (0.23)         (0.30)          (0.17)

NET ASSET VALUE, END OF PERIOD                       $    11.80     $    10.93     $     10.28
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                10.16%          9.44%          (3.34)%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    2,233     $    1,863     $     2,381
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       2.09%          2.01%           1.98%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       2.21%          2.29%           2.55%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            1.56%          2.65%           3.61%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements            1.44%          2.37%           3.04%*
Portfolio turnover                                          274%           328%            270%
----------------------------------------------------------------------------------------------

*    Annualized.

^ A portion of the investment advisory function for this Portfolio was transferred from Rogge Global Partners plc to Fischer Francis Trees & Watts, Inc. (and its affiliates) on October 10, 2000.

@    Calculated using average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period February 5, 2001 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period January 16, 2001 (commencement of issuance) through July 31, 2001.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains from investment activities, futures and forward foreign currency transactions per share by $0.03, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.67% to 3.40% for Class A, from 2.91% to 2.65% for Class B, from 3.15% to 2.89% for Class C, from 3.88% to 3.62% for Class Y and from 3.95% to 3.68% for Class P. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

                                                                      CLASS C
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003          2002+       2001(c)^
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.91     $    10.27     $     10.38
Net investment income                                      0.21@          0.30@           0.26
Net realized and unrealized gains (losses) from
  investment activities, futures, options written
  and foreign currency transactions and forward
  contracts                                                0.92@          0.67@          (0.11)
Net increase (decrease) from operations                    1.13           0.97            0.15
Dividends from net investment income                      (0.26)            --              --
Distributions from net realized gains from
  investment activities                                      --             --              --
Dividends from paid in capital                               --          (0.33)          (0.26)
Total dividends and distributions                         (0.26)         (0.33)          (0.26)

NET ASSET VALUE, END OF PERIOD                       $    11.78     $    10.91     $     10.27
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                10.43%          9.63%           1.45%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    9,633     $   13,025     $    13,632
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.83%          1.76%           1.72%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.97%          1.90%           1.90%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            1.84%          2.89%           3.91%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements            1.70%          2.75%           3.73%*
Portfolio turnover                                          274%           328%            270%
----------------------------------------------------------------------------------------------

                                                                      CLASS Y
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003          2002+      2001(d)^
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.91     $    10.27     $     10.73
Net investment income                                      0.30@          0.36@           0.27
Net realized and unrealized gains (losses) from
  investment activities, futures, options written
  and foreign currency transactions and forward
  contracts                                                0.92@          0.69@          (0.46)
Net increase (decrease) from operations                    1.22           1.05           (0.19)
Dividends from net investment income                      (0.35)            --              --
Distributions from net realized gains from
  investment activities                                      --             --              --
Dividends from paid in capital                               --          (0.41)          (0.27)
Total dividends and distributions                         (0.35)         (0.41)          (0.27)

NET ASSET VALUE, END OF PERIOD                       $    11.78     $    10.91     $     10.27
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                11.34%         10.49%          (1.76)%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   12,429     $   10,360     $     4,825
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.04%          0.99%           0.95%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.09%          1.08%           1.08%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            2.61%          3.62%           4.69%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements            2.56%          3.53%           4.56%*
Portfolio turnover                                          274%           328%            270%
----------------------------------------------------------------------------------------------

                                                                                    CLASS P
                                                     -----------------------------------------------------------------------
                                                                           FOR THE YEARS ENDED JULY 31,
                                                     -----------------------------------------------------------------------
                                                           2003          2002+          2001^            2000           1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.91     $    10.27     $    10.68      $    11.82     $    12.25
Net investment income                                      0.30@          0.38@          0.43            0.53           0.65
Net realized and unrealized gains (losses) from
  investment activities, futures, options written
  and foreign currency transactions and forward
  contracts                                                0.92@          0.67@         (0.35)          (1.10)          0.20
Net increase (decrease) from operations                    1.22           1.05           0.08           (0.57)          0.85
Dividends from net investment income                      (0.35)            --             --           (0.42)         (0.81)
Distributions from net realized gains from
  investment activities                                      --             --             --           (0.09)         (0.47)
Dividends from paid in capital                               --          (0.41)         (0.49)          (0.06)            --
Total dividends and distributions                         (0.35)         (0.41)         (0.49)          (0.57)         (1.28)

NET ASSET VALUE, END OF PERIOD                       $    11.78     $    10.91     $    10.27      $    10.68     $    11.82
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                11.31%         10.52%          0.71%          (4.97)%         6.49%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  139,300     $  114,790     $   94,085      $  100,831     $  101,143
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.07%          0.95%          0.95%           0.95%          0.95%
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.30%          1.27%          1.17%           1.18%          1.17%
Net investment income to average net assets,
  net of fee waivers and expense reimbursements            2.57%          3.68%          4.23%           4.50%          4.57%
Net investment income to average net assets,
  before fee waivers and expense reimbursements            2.34%          3.36%          4.01%           4.27%          4.35%
Portfolio turnover                                          274%           328%           270%            170%           226%
----------------------------------------------------------------------------------------------------------------------------

UBS PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS A
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    ----------------------------      JULY 31,
                                                           2003           2002        2001(a)^
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    14.83      $   17.52      $      16.76
Net investment income (loss)                               0.15           0.12              0.04
Net realized and unrealized gains (losses) from
  investment activities and futures                        0.55          (2.71)             0.72
Net increase (decrease) from operations                    0.70          (2.59)             0.76
Dividends from net investment income                      (0.14)         (0.10)               --
Distributions from net realized gains from
  investment activities                                      --             --                --
Total dividends and distributions                         (0.14)         (0.10)               --

NET ASSET VALUE, END OF PERIOD                       $    15.39      $   14.83      $      17.52
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 4.82%        (14.85)%            4.53%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  296,936     $  325,252      $    447,486
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.21%          1.14%             1.13%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.33%          1.28%             1.25%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements                                           1.01%          0.71%             0.54%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements                                           0.89%          0.57%             0.42%*
Portfolio turnover                                           72%            79%              148%
------------------------------------------------------------------------------------------------

                                                                      CLASS B
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    ----------------------------      JULY 31,
                                                           2003           2002        2001(a)^
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    14.75      $   17.46      $      16.76
Net investment income (loss)                               0.02          (0.02)            (0.02)
Net realized and unrealized gains (losses) from
  investment activities and futures                        0.57          (2.69)             0.72
Net increase (decrease) from operations                    0.59          (2.71)             0.70
Dividends from net investment income                         --             --                --
Distributions from net realized gains from
  investment activities                                      --             --                --
Total dividends and distributions                            --             --                --

NET ASSET VALUE, END OF PERIOD                       $    15.34      $   14.75      $      17.46
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 4.00%        (15.52)%            4.18%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   58,523      $  77,722      $    131,700
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       2.01%          1.92%             1.90%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       2.13%          2.06%             2.04%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements                                           0.21%         (0.07)%           (0.22)%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements                                           0.09%         (0.21)%           (0.38)%*
Portfolio turnover                                           72%            79%              148%
------------------------------------------------------------------------------------------------

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Brinson Partners, Inc. to Institutional Capital Corp. and Westwood Management Corp. on July 1, 2000. SSgA Funds Management, Inc. assumed investment advisory functions with respect to a portion of the portfolio on October 10, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period January 19, 2001 (commencement of issuance) through July 31, 2001.

                                                                      CLASS C
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    ----------------------------      JULY 31,
                                                           2003            2002       2001(a)^
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    14.75      $    17.46      $     16.76
Net investment income (loss)                               0.03           (0.02)           (0.02)
Net realized and unrealized gains (losses) from
  investment activities and futures                        0.57           (2.69)            0.72
Net increase (decrease) from operations                    0.60           (2.71)            0.70
Dividends from net investment income                      (0.01)             --               --
Distributions from net realized gains from
  investment activities                                      --              --               --
Total dividends and distributions                         (0.01)             --               --

NET ASSET VALUE, END OF PERIOD                       $    15.34      $    14.75      $     17.46
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 4.04%         (15.52)%           4.18%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   46,437      $   52,912      $    76,977
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       2.00%           1.92%            1.89%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       2.12%           2.06%            2.04%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements                                           0.22%          (0.07)%          (0.21)%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements                                           0.10%          (0.21)%          (0.38)%*
Portfolio turnover                                           72%             79%             148%
------------------------------------------------------------------------------------------------

                                                                      CLASS Y
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    ----------------------------      JULY 31,
                                                           2003            2002       2001(b)^
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    14.85      $    17.54      $     17.15
Net investment income (loss)                               0.20            0.16             0.06
Net realized and unrealized gains (losses) from
  investment activities and futures                        0.55           (2.71)            0.33
Net increase (decrease) from operations                    0.75           (2.55)            0.39
Dividends from net investment income                      (0.19)          (0.14)              --
Distributions from net realized gains from
  investment activities                                      --              --               --
Total dividends and distributions                         (0.19)          (0.14)              --

NET ASSET VALUE, END OF PERIOD                       $    15.41      $    14.85      $     17.54
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 5.19%         (14.63)%           2.27%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   36,448      $   41,046      $    39,612
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.87%           0.84%            0.85%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       0.97%           0.93%            0.93%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements                                           1.35%           0.99%            0.80%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements                                           1.25%           0.90%            0.72%*
Portfolio turnover                                           72%             79%             148%
------------------------------------------------------------------------------------------------

                                                                                      CLASS P
                                                     --------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                     --------------------------------------------------------------------------
                                                           2003            2002           2001^           2000^            1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    14.84      $    17.54      $    16.35      $    21.14      $    20.27
Net investment income (loss)                               0.17            0.15            0.17            0.15            0.13
Net realized and unrealized gains (losses) from
  investment activities and futures                        0.57           (2.71)           1.18           (3.17)           2.34
Net increase (decrease) from operations                    0.74           (2.56)           1.35           (3.02)           2.47
Dividends from net investment income                      (0.18)          (0.14)          (0.16)          (0.14)          (0.14)
Distributions from net realized gains from
  investment activities                                      --              --              --           (1.63)          (1.46)
Total dividends and distributions                         (0.18)          (0.14)          (0.16)          (1.77)          (1.60)

NET ASSET VALUE, END OF PERIOD                       $    15.40      $    14.84      $    17.54      $    16.35      $    21.14
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 5.09%         (14.68)%          8.32%         (14.74)%         12.82%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  400,188      $  338,732      $  348,068      $  335,294      $  375,465
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.97%           0.89%           0.88%           0.96%           0.96%
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.07%           1.03%           0.94%           0.96%           0.96%
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements                                           1.24%           0.96%           0.99%           0.85%           0.71%
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements                                           1.14%           0.82%           0.93%           0.85%           0.71%
Portfolio turnover                                           72%             79%            148%            195%             40%
-------------------------------------------------------------------------------------------------------------------------------

UBS PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS A
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                         2003++           2002      2001(a)+
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    11.49     $    16.86     $     21.61
Net investment loss                                       (0.05)@        (0.08)@         (0.05)
Net realized and unrealized gains (losses)
  from investment activities                               1.34@         (5.29)@         (4.70)
Net increase (decrease) from operations                    1.29          (5.37)          (4.75)
Distributions from net realized gains
  from investment activities                                 --             --              --

NET ASSET VALUE, END OF PERIOD                       $    12.78     $    11.49     $     16.86
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                11.23%        (31.85)%        (21.98)%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  109,326     $  115,625     $   208,102
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.25%          1.14%           1.11%*
Expenses to average net assets, before fee
  waivers and expense reinbursements                       1.40%          1.31%           1.25%*
Net investment loss to average net assets,
  net of fee waivers and expense reimbursements           (0.46)%        (0.52)%         (0.54)%*
Net investment loss to average net assets,
  before fee waivers and expense reimbursements           (0.61)%        (0.69)%         (0.68)%*
Portfolio turnover                                          107%            57%             64%
----------------------------------------------------------------------------------------------

                                                                      CLASS B
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                         2003++           2002      2001(a)+
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    11.36     $    16.80     $     21.61
Net investment loss                                       (0.15)@        (0.19)@         (0.15)
Net realized and unrealized gains (losses)
  from investment activities                               1.32@         (5.25)@         (4.66)
Net increase (decrease) from operations                    1.17          (5.44)          (4.81)
Distributions from net realized gains
  from investment activities                                 --             --              --

NET ASSET VALUE, END OF PERIOD                       $    12.53     $    11.36     $     16.80
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                10.30%        (32.38)%        (22.26)%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   10,503     $   12,853     $    29,814
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       2.09%          1.94%           1.88%*
Expenses to average net assets, before fee
  waivers and expense reinbursements                       2.31%          2.20%           2.09%*
Net investment loss to average net assets,
  net of fee waivers and expense reimbursements           (1.29)%        (1.32)%         (1.32)%*
Net investment loss to average net assets,
  before fee waivers and expense reimbursements           (1.51)%        (1.58)%         (1.53)%*
Portfolio turnover                                          107%            57%             64%
----------------------------------------------------------------------------------------------

*    Annualized.

+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to SSgA Funds Management, Inc. on October 10, 2000.

++ A portion of the investment advisory function for this portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Mangement, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period February 15, 2001 (commencement of issuance) through July 31, 2001.

                                                                      CLASS C
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                         2003++           2002      2001(a)+
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    11.36     $    16.81     $     21.61
Net investment loss                                       (0.14)@        (0.19)@         (0.14)
Net realized and unrealized gains (losses)
  from investment activities                               1.32@         (5.26)@         (4.66)
Net increase (decrease) from operations                    1.18          (5.45)          (4.80)
Distributions from net realized gains
  from investment activities                                 --             --              --

NET ASSET VALUE, END OF PERIOD                       $    12.54     $    11.36     $     16.81
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                10.39%        (32.42)%        (22.21)%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   12,598     $   13,845     $    25,005
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       2.05%          1.92%           1.87%*
Expenses to average net assets, before fee
  waivers and expense reinbursements                       2.24%          2.15%           2.07%*
Net investment loss to average net assets,
  net of fee waivers and expense reimbursements           (1.26)%        (1.29)%         (1.31)%*
Net investment loss to average net assets,
  before fee waivers and expense reimbursements           (1.45)%        (1.52)%         (1.51)%*
Portfolio turnover                                          107%            57%             64%
----------------------------------------------------------------------------------------------

                                                                      CLASS Y
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                         2003++           2002      2001(b)+
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    11.54     $    16.88     $     20.02
Net investment loss                                       (0.01)@        (0.03)@         (0.02)
Net realized and unrealized gains (losses)
  from investment activities                               1.35@         (5.31)@         (3.12)
Net increase (decrease) from operations                    1.34          (5.34)          (3.14)
Distributions from net realized gains
  from investment activities                                 --             --              --

NET ASSET VALUE, END OF PERIOD                       $    12.88     $    11.54     $     16.88
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                11.61%        (31.64)%        (15.63)%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   23,829     $   20,990     $    29,634
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       0.90%          0.85%           0.85%*
Expenses to average net assets, before fee
  waivers and expense reinbursements                       0.98%          0.95%           0.91%*
Net investment loss to average net assets,
  net of fee waivers and expense reimbursements           (0.11)%        (0.23)%         (0.27)%*
Net investment loss to average net assets,
  before fee waivers and expense reimbursements           (0.19)%        (0.33)%         (0.33)%*
Portfolio turnover                                          107%            57%             64%
----------------------------------------------------------------------------------------------

                                                                                      CLASS P
                                                     -----------------------------------------------------------------------
                                                                           FOR THE YEARS ENDED JULY 31,
                                                     -----------------------------------------------------------------------
                                                         2003++           2002          2001+           2000            1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    11.53     $    16.88     $    29.70     $    25.88     $     22.99
Net investment loss                                       (0.03)@        (0.04)@        (0.07)         (0.12)          (0.05)
Net realized and unrealized gains (losses)
  from investment activities                               1.35@         (5.31)@        (9.42)          4.69            4.44
Net increase (decrease) from operations                    1.32          (5.35)         (9.49)          4.57            4.39
Distributions from net realized gains
  from investment activities                                 --             --          (3.33)         (0.75)          (1.50)

NET ASSET VALUE, END OF PERIOD                       $    12.85     $    11.53     $    16.88     $    29.70     $     25.88
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                11.45%        (31.69)%       (34.17)%        17.76%          19.66%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  389,805     $  299,959     $  333,003     $  436,806     $   379,988
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.01%          0.91%          0.89%          0.94%           0.97%
Expenses to average net assets, before fee
  waivers and expense reinbursements                       1.10%          1.05%          0.94%          0.94%           0.97%
Net investment loss to average net assets,
  net of fee waivers and expense reimbursements           (0.22)%        (0.28)%        (0.36)%        (0.42)%         (0.24)%
Net investment loss to average net assets,
  before fee waivers and expense reimbursements           (0.31)%        (0.42)%        (0.41)%        (0.42)%         (0.24)%
Portfolio turnover                                          107%            57%            64%            59%             43%
----------------------------------------------------------------------------------------------------------------------------

UBS PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS A
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003           2002      2001(a)^
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    16.10     $    17.00     $    13.91
Net investment income (loss)                              (0.04)@        (0.05)          0.03
Net realized and unrealized gains (losses) from
  investment activities                                    1.57@         (0.79)          3.06
Net increase (decrease) from operations                    1.53          (0.84)          3.09
Dividends from net investment income                         --          (0.04)            --
Distributions from net realized gains from
  investment activities                                   (1.14)         (0.02)            --
Total dividends and distributions                         (1.14)         (0.06)            --

NET ASSET VALUE, END OF PERIOD                       $    16.49     $    16.10     $    17.00
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                10.88%         (4.95)%        22.21%
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   44,758     $   44,464     $   46,241
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.36%          1.30%          1.26%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.40%          1.32%          1.28%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements           (0.27)%        (0.19)%         0.41%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements           (0.31)%        (0.21)%         0.39%*
Portfolio turnover                                           32%            44%            72%
---------------------------------------------------------------------------------------------

                                                                      CLASS B
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003           2002      2001(b)^
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    15.95     $    16.94     $    13.86
Net investment income (loss)                              (0.16)@        (0.16)         (0.03)
Net realized and unrealized gains (losses) from
  investment activities                                    1.54@         (0.81)          3.11
Net increase (decrease) from operations                    1.38          (0.97)          3.08
Dividends from net investment income                         --             --             --
Distributions from net realized gains from
  investment activities                                   (1.14)         (0.02)            --
Total dividends and distributions                         (1.14)         (0.02)            --

NET ASSET VALUE, END OF PERIOD                       $    16.19     $    15.95     $    16.94
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                10.00%         (5.72)%        22.22%
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   10,877     $   12,953     $   12,811
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       2.17%          2.09%          2.03%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       2.20%          2.11%          2.05%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements           (1.08)%        (0.98)%        (0.37)%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements           (1.11)%        (1.00)%        (0.39)%*
Portfolio turnover                                           32%            44%            72%
---------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

+    Amount is less than $0.005 per share.

^ Prior to October 4, 1999, Brandywine Asset Management, Inc. ("Brandywine") served as investment advisor. From October 4, 1999 to October 9, 2000, Brandywine and Ariel Capital Management, Inc. ("Ariel") served as investment advisors. On October 10, 2000, ICM Asset Management, Inc. joined Ariel as an investment advisor, replacing Brandywine.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period November 28, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 20, 2000 (commencement of issuance) through July 31, 2001.

                                                                      CLASS C
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003           2002      2001(a)^
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    15.95     $    16.94     $    13.91
Net investment income (loss)                              (0.15)@        (0.17)         (0.03)
Net realized and unrealized gains (losses) from
  investment activities                                    1.53@         (0.80)          3.06
Net increase (decrease) from operations                    1.38          (0.97)          3.03
Dividends from net investment income                         --             --             --
Distributions from net realized gains from
  investment activities                                   (1.14)         (0.02)            --
Total dividends and distributions                         (1.14)         (0.02)            --

NET ASSET VALUE, END OF PERIOD                       $    16.19     $    15.95     $    16.94
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                10.00%         (5.72)%        21.78%
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   12,759     $   13,450     $   13,741
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       2.16%          2.09%          2.02%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       2.19%          2.10%          2.06%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements           (1.07)%        (0.98)%        (0.36)%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements           (1.10)%        (0.99)%        (0.40)%*
Portfolio turnover                                           32%            44%            72%
---------------------------------------------------------------------------------------------

                                                                      CLASS Y
                                                    ------------------------------------------
                                                                                    FOR THE
                                                    FOR THE YEARS ENDED JULY 31,  PERIOD ENDED
                                                    ----------------------------    JULY 31,
                                                           2003           2002      2001(c)^
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    16.13     $    17.02     $    13.69
Net investment income (loss)                              (0.01)@         0.01           0.05
Net realized and unrealized gains (losses) from
  investment activities                                    1.58@         (0.81)          3.28
Net increase (decrease) from operations                    1.57          (0.80)          3.33
Dividends from net investment income                         --          (0.07)            --
Distributions from net realized gains from
  investment activities                                   (1.14)         (0.02)            --
Total dividends and distributions                         (1.14)         (0.09)            --

NET ASSET VALUE, END OF PERIOD                       $    16.56     $    16.13     $    17.02
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                11.12%         (4.73)%        24.32%
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    1,813     $    1,481     $    1,699
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.14%          1.06%          1.00%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.16%          1.08%          1.03%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements           (0.05)%         0.07%          0.67%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements           (0.07)%         0.05%          0.64%*
Portfolio turnover                                           32%            44%            72%
---------------------------------------------------------------------------------------------

                                                                                    CLASS P
                                                     ----------------------------------------------------------------------
                                                                          FOR THE YEARS ENDED JULY 31,
                                                     ----------------------------------------------------------------------
                                                           2003           2002          2001^          2000^           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    16.14     $    17.02     $    13.33     $    15.75     $    17.39
Net investment income (loss)                              (0.00)+@        0.02           0.14           0.10           0.06
Net realized and unrealized gains (losses) from
  investment activities                                    1.58@         (0.81)          3.71          (1.79)         (0.06)
Net increase (decrease) from operations                    1.58          (0.79)          3.85          (1.69)          0.00+
Dividends from net investment income                         --          (0.07)         (0.16)         (0.06)         (0.09)
Distributions from net realized gains from
  investment activities                                   (1.14)         (0.02)            --          (0.67)         (1.55)
Total dividends and distributions                         (1.14)         (0.09)         (0.16)         (0.73)         (1.64)

NET ASSET VALUE, END OF PERIOD                       $    16.58     $    16.14     $    17.02     $    13.33     $    15.75
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                11.18%         (4.67)%        29.20%        (10.59)%         1.16%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  204,028     $  179,315     $  224,026     $  213,749     $  206,131
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.11%          0.99%          0.97%          1.00%          1.00%
Expenses to average net assets, before fee
  waivers and expense reimbursements                       1.25%          1.10%          0.99%          1.01%          1.01%
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements           (0.01)%         0.12%          0.98%          0.77%          0.42%
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements           (0.15)%         0.01%          0.96%          0.76%          0.41%
Portfolio turnover                                           32%            44%            72%            83%            57%
---------------------------------------------------------------------------------------------------------------------------

UBS PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS A
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    -----------------------------     JULY 31,
                                                           2003            2002       2001(a)
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.84      $    13.65      $     17.19
Net investment loss                                       (0.10)@         (0.11)@          (0.04)
Net realized and unrealized gains (losses) from
  investment activities                                    2.34@          (2.70)@          (3.50)
Net increase (decrease) from operations                    2.24           (2.81)           (3.54)
Distributions from net realized gains from
  investment activities                                      --              --               --

NET ASSET VALUE, END OF PERIOD                       $    13.08      $    10.84      $     13.65
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                20.66%         (20.59)%         (20.59)%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   63,435      $   61,535      $    89,283
Expenses to average net assets, net of fee
  waivers and expense reimbursements
  from and recoupments to manager                          1.38%           1.30%            1.21%*
Expenses to average net assets, before fee
  waivers and expense reimbursements
  from and recoupments to manager                          1.41%           1.34%            1.29%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements
  from and recoupments to manager                         (0.87)%         (0.88)%          (0.56)%*
Net investment loss to average net assets, before
  fee waivers and expense reimbursements
  from and recoupments to manager                         (0.90)%         (0.92)%          (0.64)%*
Portfolio turnover                                           50%             48%              68%
------------------------------------------------------------------------------------------------

                                                                      CLASS B
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    -----------------------------     JULY 31,
                                                           2003            2002       2001(a)
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.71      $    13.60      $     17.19
Net investment loss                                       (0.19)@         (0.20)@          (0.09)
Net realized and unrealized gains (losses) from
  investment activities                                    2.30@          (2.69)@          (3.50)
Net increase (decrease) from operations                    2.11           (2.89)           (3.59)
Distributions from net realized gains from
  investment activities                                      --              --               --

NET ASSET VALUE, END OF PERIOD                       $    12.82      $    10.71      $     13.60
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                19.70%         (21.25)%         (20.88)%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    5,334      $    6,795      $    16,620
Expenses to average net assets, net of fee
  waivers and expense reimbursements
  from and recoupments to manager                          2.24%           2.08%            1.98%*
Expenses to average net assets, before fee
  waivers and expense reimbursements
  from and recoupments to manager                          2.30%           2.22%            2.12%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements
  from and recoupments to manager                         (1.72)%         (1.63)%          (1.24)%*
Net investment loss to average net assets, before
  fee waivers and expense reimbursements
  from and recoupments to manager                         (1.78)%         (1.77)%          (1.38)%*
Portfolio turnover                                           50%             48%              68%
------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(2) For the years ended July 31, 2003 and July 31, 2002, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class Y.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period February 12, 2001 (commencement of issuance) through July 31, 2001.

                                                                      CLASS C
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    -----------------------------     JULY 31,
                                                           2003            2002       2001(a)
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.71      $    13.60      $     17.19
Net investment loss                                       (0.18)@         (0.21)@          (0.09)
Net realized and unrealized gains (losses) from
  investment activities                                    2.30@          (2.68)@          (3.50)
Net increase (decrease) from operations                    2.12           (2.89)           (3.59)
Distributions from net realized gains from
  investment activities                                      --              --               --

NET ASSET VALUE, END OF PERIOD                       $    12.83      $    10.71      $     13.60
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                19.79%         (21.25)%         (20.88)%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    9,459      $    9,380      $    13,654
Expenses to average net assets, net of fee
  waivers and expense reimbursements
  from and recoupments to manager                          2.18%           2.08%            1.97%*
Expenses to average net assets, before fee
  waivers and expense reimbursements
  from and recoupments to manager                          2.22%           2.14%            2.09%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements
  from and recoupments to manager                         (1.67)%         (1.65)%          (1.24)%*
Net investment loss to average net assets, before
  fee waivers and expense reimbursements
  from and recoupments to manager                         (1.71)%         (1.71)%          (1.36)%*
Portfolio turnover                                           50%             48%              68%
------------------------------------------------------------------------------------------------

                                                                      CLASS Y
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    -----------------------------     JULY 31,
                                                           2003            2002       2001(b)
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.87      $    13.68      $     14.93
Net investment loss                                       (0.08)@         (0.02)@          (0.02)
Net realized and unrealized gains (losses) from
  investment activities                                    2.36@          (2.79)@          (1.23)
Net increase (decrease) from operations                    2.28           (2.81)           (1.25)
Distributions from net realized gains from
  investment activities                                      --              --               --

NET ASSET VALUE, END OF PERIOD                       $    13.15      $    10.87      $     13.68
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                20.97%         (20.54)%          (8.37)%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    1,372      $      284      $       390
Expenses to average net assets, net of fee
  waivers and expense reimbursements
  from and recoupments to manager                          1.22%(2)        1.04%            0.95%*
Expenses to average net assets, before fee
  waivers and expense reimbursements
  from and recoupments to manager                          1.16%(2)        1.00%(2)         1.13%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements
  from and recoupments to manager                         (0.69)%(2)      (0.21)%          (0.26)%*
Net investment loss to average net assets, before
  fee waivers and expense reimbursements
  from and recoupments to manager                         (0.63)%(2)      (0.17)%(2)       (0.44)%*
Portfolio turnover                                           50%             48%              68%
------------------------------------------------------------------------------------------------

                                                                                       CLASS P
                                                     --------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                     --------------------------------------------------------------------------
                                                           2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.88      $    13.67      $    30.27      $    20.62      $    15.80
Net investment loss                                       (0.06)@         (0.07)@         (0.07)          (0.19)          (0.08)
Net realized and unrealized gains (losses) from
  investment activities                                    2.36@          (2.72)@         (8.06)          12.58            5.28
Net increase (decrease) from operations                    2.30           (2.79)          (8.13)          12.39            5.20
Distributions from net realized gains from
  investment activities                                      --              --           (8.47)          (2.74)          (0.38)

NET ASSET VALUE, END OF PERIOD                       $    13.18      $    10.88      $    13.67      $    30.27      $    20.62
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                21.14%         (20.41)%        (30.93)%         62.30%          33.62%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  216,911      $  177,119      $  244,247      $  319,571      $  265,405
Expenses to average net assets, net of fee
  waivers and expense reimbursements
  from and recoupments to manager                          1.09%           0.98%           0.94%           0.95%           1.00%
Expenses to average net assets, before fee
  waivers and expense reimbursements
  from and recoupments to manager                          1.22%           1.11%           0.97%           0.96%           1.01%
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements
  from and recoupments to manager                         (0.57)%         (0.56)%         (0.48)%         (0.64)%         (0.48)%
Net investment loss to average net assets, before
  fee waivers and expense reimbursements
  from and recoupments to manager                         (0.70)%         (0.69)%         (0.51)%         (0.65)%         (0.49)%
Portfolio turnover                                           50%             48%             68%             81%            102%
-------------------------------------------------------------------------------------------------------------------------------

UBS PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS A
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    -----------------------------     JULY 31,
                                                           2003            2002       2001(a)
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.08      $    12.58      $    15.25
Net investment income (loss)                               0.09            0.04            0.08
Net realized and unrealized gains (losses) from
  investment activities and foreign currency
  transactions and forward contracts                       0.21           (2.43)          (2.75)
Net increase from payments by advisor                        --              --              --
Net increase (decrease) from operations                    0.30           (2.39)          (2.67)
Dividends from net investment income                      (0.01)          (0.11)             --
Distributions from net realized gains from
  investment activities                                      --              --              --
Total dividends and distributions                         (0.01)          (0.11)             --

NET ASSET VALUE, END OF PERIOD                       $    10.37      $    10.08      $    12.58
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.95%         (19.09)%        (17.51)%
-----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   90,630      $   94,785      $  143,163
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                               1.58%           1.52%           1.40%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  and recoupments to manager                               1.62%           1.60%           1.50%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements from
  and recoupments to manager                               0.92%           0.20%           1.10%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements from
  and recoupments to manager                               0.88%           0.12%           1.00%*
Portfolio turnover                                           88%            109%             60%
-----------------------------------------------------------------------------------------------

                                                                      CLASS B
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    -----------------------------     JULY 31,
                                                           2003            2002       2001(a)
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.05      $    12.53      $    15.25
Net investment income (loss)                              (0.03)          (0.03)           0.02
Net realized and unrealized gains (losses) from
  investment activities and foreign currency
  transactions and forward contracts                       0.21           (2.45)          (2.74)
Net increase from payments by advisor                        --              --              --
Net increase (decrease) from operations                    0.18           (2.48)          (2.72)
Dividends from net investment income                         --              --              --
Distributions from net realized gains from
  investment activities                                      --              --              --
Total dividends and distributions                            --              --              --

NET ASSET VALUE, END OF PERIOD                       $    10.23      $    10.05      $    12.53
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 1.79%         (19.79)%        (17.84)%
-----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    1,235      $    2,023      $    4,630
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                               2.58%           2.37%           2.17%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  and recoupments to manager                               2.65%           2.62%           2.43%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements from
  and recoupments to manager                              (0.18)%         (0.73)%          0.29%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements from
  and recoupments to manager                              (0.25)%         (0.98)%          0.03%*
Portfolio turnover                                           88%            109%             60%
-----------------------------------------------------------------------------------------------

*    Annualized.

+ For the year ended July 31, 2003, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class Y and Class P.

++   Amount is less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period January 17, 2001 (commencement of issuance) through July 31, 2001.

                                                                      CLASS C
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    -----------------------------     JULY 31,
                                                           2003            2002       2001(a)
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.04      $    12.53      $    15.25
Net investment income (loss)                               0.00++         (0.05)           0.02
Net realized and unrealized gains (losses) from
  investment activities and foreign currency
  transactions and forward contracts                       0.21           (2.42)          (2.74)
Net increase from payments by advisor                        --              --              --
Net increase (decrease) from operations                    0.21           (2.47)          (2.72)
Dividends from net investment income                         --           (0.02)             --
Distributions from net realized gains from
  investment activities                                      --              --              --
Total dividends and distributions                            --           (0.02)             --

NET ASSET VALUE, END OF PERIOD                       $    10.25      $    10.04      $    12.53
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.09%         (19.75)%        (17.84)%
-----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    7,598      $    8,972      $   13,304
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                               2.41%           2.30%           2.16%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  and recoupments to manager                               2.48%           2.42%           2.31%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements from
  and recoupments to manager                               0.05%          (0.59)%          0.34%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements from
  and recoupments to manager                              (0.02)%         (0.71)%          0.19%*
Portfolio turnover                                           88%            109%             60%
-----------------------------------------------------------------------------------------------

                                                                      CLASS Y
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    -----------------------------     JULY 31,
                                                           2003            2002       2001(b)
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.09      $    12.59      $    14.96
Net investment income (loss)                               0.13            0.07            0.04
Net realized and unrealized gains (losses) from
  investment activities and foreign currency
  transactions and forward contracts                       0.19           (2.43)          (2.41)
Net increase from payments by advisor                        --              --              --
Net increase (decrease) from operations                    0.32           (2.36)          (2.37)
Dividends from net investment income                      (0.04)          (0.14)             --
Distributions from net realized gains from
  investment activities                                      --              --              --
Total dividends and distributions                         (0.04)          (0.14)             --

NET ASSET VALUE, END OF PERIOD                       $    10.37      $    10.09      $    12.59
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 3.24%         (18.84)%        (15.84)%
-----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   33,813      $   45,674      $   45,414
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                               1.21%+          1.20%           1.14%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  and recoupments to manager                               1.19%+          1.20%           1.19%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements from
  and recoupments to manager                               1.25%+          0.61%           1.11%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements from
  and recoupments to manager                               1.27%+          0.61%           1.06%*
Portfolio turnover                                           88%            109%             60%
-----------------------------------------------------------------------------------------------

                                                                                       CLASS P
                                                     --------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                     --------------------------------------------------------------------------
                                                           2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $    10.08      $    12.59      $    18.67      $    17.18      $    16.54
Net investment income (loss)                               0.11            0.06            0.06            0.07            0.07
Net realized and unrealized gains (losses) from
  investment activities and foreign currency
  transactions and forward contracts                       0.20           (2.43)          (4.88)           2.51            1.10
Net increase from payments by advisor                        --              --            0.00++          0.05              --
Net increase (decrease) from operations                    0.31           (2.37)          (4.82)           2.63            1.17
Dividends from net investment income                      (0.03)          (0.14)          (0.04)          (0.12)          (0.19)
Distributions from net realized gains from
  investment activities                                      --              --           (1.22)          (1.02)          (0.34)
Total dividends and distributions                         (0.03)          (0.14)          (1.26)          (1.14)          (0.53)

NET ASSET VALUE, END OF PERIOD                       $    10.36      $    10.08      $    12.59      $    18.67      $    17.18
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 3.10%         (18.93)%        (26.97)%         14.91%           7.33%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  250,224      $  203,148      $  198,643      $  246,452      $  214,017
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                               1.35%+          1.30%           1.13%           1.16%           1.22%
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  and recoupments to manager                               1.31%+          1.34%           1.17%           1.16%           1.22%
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements from
  and recoupments to manager                               1.21%+          0.52%           0.36%           0.37%           0.53%
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements from
  and recoupments to manager                               1.25%+          0.48%           0.32%           0.37%           0.53%
Portfolio turnover                                           88%            109%             60%             72%             89%
-------------------------------------------------------------------------------------------------------------------------------

UBS PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS A
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    -----------------------------     JULY 31,
                                                          2003^            2002       2001(a)
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $     7.74      $     8.01      $     9.82
Net investment income (loss)                               0.07@          (0.03)           0.04
Net realized and unrealized gains (losses) from
  investment activities, futures and foreign
  currency transactions and forward contracts              1.07@          (0.24)          (1.85)
Net increase (decrease) from operations                    1.14           (0.27)          (1.81)
Dividends from net investment income                         --              --              --

NET ASSET VALUE, END OF PERIOD                       $     8.88      $     7.74      $     8.01
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                14.73%          (3.37)%        (18.43)%
-----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    9,810      $    5,566      $    8,219
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       2.18%           1.87%           1.76%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       2.36%           2.27%           2.06%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements            0.91%          (0.23)%          0.87%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements            0.73%          (0.63)%          0.57%*
Portfolio turnover                                          214%            129%            121%
-----------------------------------------------------------------------------------------------

                                                                      CLASS B
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    ----------------------------      JULY 31,
                                                          2003^            2002       2001(b)
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $     7.66      $     7.98      $      9.14
Net investment income (loss)                              (0.04)@         (0.11)            0.01
Net realized and unrealized gains (losses) from
  investment activities, futures and foreign
  currency transactions and forward contracts              1.08@          (0.21)           (1.17)
Net increase (decrease) from operations                    1.04           (0.32)           (1.16)
Dividends from net investment income                         --              --               --

NET ASSET VALUE, END OF PERIOD                       $     8.70      $     7.66      $      7.98
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                13.58%          (4.01)%         (12.69)%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    2,235      $    5,426      $     7,310
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       2.91%           2.66%            2.53%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       3.18%           3.05%            2.85%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements           (0.51)%         (1.05)%           0.11%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements           (0.78)%         (1.44)%          (0.21)%*
Portfolio turnover                                          214%            129%             121%
------------------------------------------------------------------------------------------------

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002.

@    Calculated using average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period December 22, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period February 9, 2001 (commencement of issuance) through July 31, 2001.

                                                                      CLASS C
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    ----------------------------      JULY 31,
                                                          2003^            2002       2001(c)
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $     7.66      $     7.98      $      9.13
Net investment income (loss)                              (0.01)@         (0.10)            0.01
Net realized and unrealized gains (losses) from
  investment activities, futures and foreign
  currency transactions and forward contracts              1.04@          (0.22)           (1.16)
Net increase (decrease) from operations                    1.03           (0.32)           (1.15)
Dividends from net investment income                         --              --               --

NET ASSET VALUE, END OF PERIOD                       $     8.69      $     7.66      $      7.98
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                13.45%          (4.01)%         (12.60)%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    3,752      $    3,497      $     4,105
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       2.96%           2.67%            2.52%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       3.15%           3.07%            2.92%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements           (0.17)%         (1.05)%           0.16%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements           (0.36)%         (1.45)%          (0.24)%*
Portfolio turnover                                          214%            129%             121%
------------------------------------------------------------------------------------------------

                                                                      CLASS Y
                                                    --------------------------------------------
                                                                                      FOR THE
                                                    FOR THE YEARS ENDED JULY 31,    PERIOD ENDED
                                                    -----------------------------     JULY 31,
                                                          2003^            2002       2001(d)
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $     7.77      $     8.02      $     10.00
Net investment income (loss)                               0.16@          (0.01)            0.05
Net realized and unrealized gains (losses) from
  investment activities, futures and foreign
  currency transactions and forward contracts              1.01@          (0.24)           (2.03)
Net increase (decrease) from operations                    1.17           (0.25)           (1.98)
Dividends from net investment income                         --              --               --

NET ASSET VALUE, END OF PERIOD                       $     8.94      $     7.77      $      8.02
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                15.06%          (3.12)%         (19.80)%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    1,380      $      462      $       549
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.96%           1.67%            1.50%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                       2.01%           2.07%            1.93%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements            2.03%          (0.05)%           1.11%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements            1.98%          (0.45)%           0.68%*
Portfolio turnover                                          214%            129%             121%
------------------------------------------------------------------------------------------------

                                                                                       CLASS P
                                                     --------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                     --------------------------------------------------------------------------
                                                          2003^            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                $     7.79      $     8.02      $    11.96      $    12.05      $    10.41
Net investment income (loss)                               0.07@           0.01            0.02           (0.01)           0.09
Net realized and unrealized gains (losses) from
  investment activities, futures and foreign
  currency transactions and forward contracts              1.08@          (0.24)          (3.96)           0.02            1.62
Net increase (decrease) from operations                    1.15           (0.23)          (3.94)           0.01            1.71
Dividends from net investment income                         --              --              --           (0.10)          (0.07)

NET ASSET VALUE, END OF PERIOD                       $     8.94      $     7.79      $     8.02      $    11.96      $    12.05
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                14.76%          (2.87)%        (32.94)%         (0.02)%         16.66%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   78,462      $   62,376      $   65,703      $   82,179      $   88,497
Expenses to average net assets, net of fee
  waivers and expense reimbursements                       1.84%           1.50%           1.50%           1.50%           1.50%
Expenses to average net assets, before fee
  waivers and expense reimbursements                       2.30%           2.18%           1.82%           1.75%           1.79%
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements            0.98%           0.13%           0.24%          (0.08)%          1.05%
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements            0.52%          (0.55)%         (0.08)%         (0.33)%          0.76%
Portfolio turnover                                          214%            129%            121%            115%             66%
-------------------------------------------------------------------------------------------------------------------------------

UBS PACE Select Advisors Trust

Report of Ernst & Young LLP, Independent Auditors


The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities of UBS PACE Select Advisors Trust (comprising, respectively, UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments) (the "Trust"), including the portfolios of investments as of July 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2003 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting UBS PACE Select Advisors Trust at July 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ Ernst & Young LLP


New York, New York
September 22, 2003

Tax Information (unaudited)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 2003) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the designation of long-term capital gain, the percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

                                                                       DIVIDEND            FOREIGN
                                                       LONG-TERM       RECEIVED                TAX
PORTFOLIO                                           CAPITAL GAIN      DEDUCTION             CREDIT
--------------------------------------------------------------------------------------------------
UBS PACE Large Co Value Equity Investments                    --            100%                --
UBS PACE Small/Medium Co Value Equity Investments   $ 17,664,264             --                 --
UBS PACE International Equity Investments                     --             --       $  1,047,842

Also, for the fiscal year ended July 31, 2003, the foreign source income for information reporting purposes is $9,076,111 for UBS PACE International Equity Investments.

In addition, 100% of the net investment income distributions paid by UBS PACE Municipal Fixed Income Investments during the fiscal year ended July 31, 2003, qualify as tax-exempt interest dividends for Federal income tax purposes.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2003. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2004. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

General Information (unaudited)


PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Portfolios' proxy voting policies and procedures, without charge, upon request by contacting the Portfolios directly at 1-800-647 1568 or online on the Portfolios' Web site www.ubs.com/ubsglobalam-proxy.

Supplemental Information (unaudited)


BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the Trustee or for which a person served as an Officer, and other directorships held by the Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.


INTERESTED TRUSTEES

                                              TERM OF                                      NUMBER OF
                                            OFFICE+ AND                                  PORTFOLIOS IN
                               POSITION(S)   LENGTH OF                                    FUND COMPLEX
                                HELD WITH      TIME        PRINCIPAL OCCUPATION(S)         OVERSEEN BY          OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE            TRUST       SERVED         DURING PAST 5 YEARS             TRUSTEE              HELD BY TRUSTEE
----------------------------  ------------  -----------  -------------------------  -------------------------   -------------------
Margo N. Alexander*++; 56     Trustee       Since 1995   Mrs. Alexander is          Mrs. Alexander is a         None
                                                         retired. She was an        director or trustee of 19
                                                         executive vice president   investment companies
                                                         of UBS Financial Services  (consisting of 40
                                                         Inc. (March 1984 to        portfolios) for which UBS
                                                         December 2002). She was    Global AM or one of its
                                                         chief executive officer    affiliates serves as
                                                         (from January 1995 to      investment advisor,
                                                         October 2000), a director  sub-advisor or manager.
                                                         (from January 1995 to
                                                         September 2001) and
                                                         chairman (from March 1999
                                                         to September 2001) of UBS
                                                         Global AM.

Brian M. Storms*++; 49        Trustee and   Since 2003   Mr. Storms is chief        Mr. Storms is a director    None
                              Chairman of                executive officer of UBS   or trustee of 23
                              the Board of               Global Asset               investment companies
                              Trustees                   Management--Americas       (consisting of 83
                                                         region (since July 2002).  portfolios) for which UBS
                                                         Mr. Storms was chief       Global AM or one of its
                                                         executive officer,         affiliates serves as
                                                         president and/or chief     investment advisor,
                                                         operating officer of UBS   sub-advisor or manager.
                                                         Global AM and certain
                                                         affiliated asset
                                                         management companies from
                                                         1999 to July 2002. He was
                                                         president of Prudential
                                                         Investments (1996-1999).

                                              TERM OF                                      NUMBER OF
                                            OFFICE+ AND                                  PORTFOLIOS IN
                               POSITION(S)   LENGTH OF                                    FUND COMPLEX
                                HELD WITH      TIME        PRINCIPAL OCCUPATION(S)         OVERSEEN BY         OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE            TRUST       SERVED         DURING PAST 5 YEARS             TRUSTEE             HELD BY TRUSTEE
----------------------------  ------------  -----------  -------------------------  -------------------------  -------------------
Richard Q. Armstrong; 68      Trustee       Since 2001   Mr. Armstrong is chairman  Mr. Armstrong is a         Mr. Armstrong is
R.Q.A. Enterprises                                       and principal of R.Q.A.    director or trustee of 19  also a director of
One Old Church Road--                                    Enterprises (management    investment companies       AlFresh Beverages
Unit # 6                                                 consulting firm) (since    (consisting of 40          Canada, Inc. (a
Greenwich,                                               April 1991 and principal   portfolios) for which UBS  Canadian beverage
CT 06830                                                 occupation since March     Global AM or one of its    subsidiary of
                                                         1995).                     affiliates serves as       AlFresh Foods Inc.)
                                                                                    investment advisor,
                                                                                    sub-advisor or manager.

David J. Beaubien; 69         Trustee       Since 1995   Mr. Beaubien is chairman   Mr. Beaubien is a          Mr. Beaubien is also
101 Industrial Road                                      of Yankee Environmental    director or trustee of 19  a director of IEC
Turners Falls, MA 01376                                  Systems, Inc., a           investment companies       Electronics, Inc., a
                                                         manufacturer of            (consisting of 40          manufacturer of
                                                         meteorological measuring   portfolios) for which UBS  electronic
                                                         systems (since 1991).      Global AM or one of its    assemblies.
                                                                                    affiliates serves as
                                                                                    investment advisor,
                                                                                    sub-advisor or manager.

Richard R. Burt; 56           Trustee       Since 2001   Mr. Burt is chairman of    Mr. Burt is a director or  Mr. Burt is also a
1275 Pennsylvania Ave.,                                  Diligence LLC              trustee of 19 investment   director of
N.W. Washington, D.C.                                    (international             companies (consisting of   Hollinger
20004                                                    information and security   40 portfolios) for which   International, Inc.
                                                         firm) and IEP Advisors     UBS Global AM or one of    (publishing), HCL
                                                         (international             its affiliates serves as   Technologies, Ltd.,
                                                         investments and            investment advisor,        The Central European
                                                         consulting firm).          sub-advisor or manager.    Fund, Inc., The
                                                                                                               Germany Fund, Inc.,
                                                                                                               IGT, Inc. (provides
                                                                                                               technology to gaming
                                                                                                               and wagering
                                                                                                               industry) and
                                                                                                               chairman of Weirton
                                                                                                               Steel Corp. (makes
                                                                                                               and finishes steel
                                                                                                               products). He is
                                                                                                               also a director or
                                                                                                               trustee of funds in
                                                                                                               the Scudder Mutual
                                                                                                               Funds Family
                                                                                                               (consisting of 47
                                                                                                               portfolios).

Meyer Feldberg; 61            Trustee       Since 2001   Mr. Feldberg is Dean and   Dean Feldberg is a         Dean Feldberg is
Columbia University                                      Professor of Management    director or trustee of 33  also a director of
101 Uris Hall                                            of the Graduate School of  investment companies       Primedia Inc.
New York, New York                                       Business, Columbia         (consisting of 54          (publishing),
10027                                                    University (since 1989).   portfolios) for which UBS  Federated Department
                                                                                    Global AM or one of its    Stores, Inc.
                                                                                    affiliates serves as       (operator of
                                                                                    investment advisor,        department stores),
                                                                                    sub-advisor or manager.    Revlon, Inc.
                                                                                                               (cosmetics), Select
                                                                                                               Medical Inc.
                                                                                                               (healthcare
                                                                                                               services) and SAPPI,
                                                                                                               Ltd. (producer of
                                                                                                               paper).

                                              TERM OF                                      NUMBER OF
                                            OFFICE+ AND                                  PORTFOLIOS IN
                               POSITION(S)   LENGTH OF                                    FUND COMPLEX
                                HELD WITH      TIME        PRINCIPAL OCCUPATION(S)         OVERSEEN BY         OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE            TRUST       SERVED         DURING PAST 5 YEARS             TRUSTEE             HELD BY TRUSTEE
----------------------------  ------------  -----------  -------------------------  -------------------------  -------------------
Frederic V. Malek; 66         Trustee       Since 2001   Mr. Malek is chairman of   Mr. Malek is a director    Mr. Malek is also a
1455 Pennsylvania                                        Thayer Capital Partners    or trustee of 19           director of Aegis
Avenue, N.W.                                             (merchant bank) and        investment companies       Communications, Inc.
Suite 350 Washington,                                    chairman of Thayer Hotel   (consisting of 40          (tele-services),
D.C. 20004                                               Investors III, Thayer      portfolios) for which UBS  American Management
                                                         Hotel Investors II and     Global AM or one of its    Systems, Inc.
                                                         Lodging Opportunities      affiliates serves as       (management
                                                         Fund (hotel investment     investment advisor,        consulting and
                                                         partnerships) (since       sub-advisor or manager.    computer related
                                                         1992).                                                services), Automatic
                                                                                                               Data Processing,
                                                                                                               Inc. (computing
                                                                                                               services), CB
                                                                                                               Richard Ellis, Inc.
                                                                                                               (real estate
                                                                                                               services), Federal
                                                                                                               National Mortgage
                                                                                                               Association, FPL
                                                                                                               Group, Inc.
                                                                                                               (electric services),
                                                                                                               Manor Care, Inc.
                                                                                                               (health care), and
                                                                                                               Northwest Airlines
                                                                                                               Inc.

Carl W. Schafer; 67           Trustee       Since 2001   Mr. Schafer is president   Mr. Schafer is a director  Mr. Schafer is also
66 Witherspoon                                           of the Atlantic            or trustee of 19           a director of Labor
Street #1100 Princeton,                                  Foundation (charitable     investment companies       Ready, Inc.
NJ 08542                                                 foundation) (since 1993).  (consisting of 40          (temporary
                                                                                    portfolios) for which UBS  employment), Roadway
                                                                                    Global AM or one of its    Corp. (trucking),
                                                                                    affiliates serves as       Guardian Life
                                                                                    investment advisor,        Insurance Company
                                                                                    sub-advisor or manager.    Mutual Funds
                                                                                                               (consisting of 19
                                                                                                               portfolios), the
                                                                                                               Harding, Loevner
                                                                                                               Funds (consisting of
                                                                                                               three portfolios),
                                                                                                               E.I.I. Realty
                                                                                                               Securities Trust
                                                                                                               (investment company)
                                                                                                               and Frontier Oil
                                                                                                               Corporation.

William D. White; 69          Trustee       Since 1995   Mr. White is retired       Mr. White is a director    None
P.O. Box 199                                             (since 1994).              or trustee of 19
Upper Black Eddy,                                                                   investment companies
PA 18972                                                                            (consisting of 40
                                                                                    portfolios) for which UBS
                                                                                    Global AM or one of its
                                                                                    affiliates serves as
                                                                                    investment advisor,
                                                                                    sub-advisor or manager.

OFFICERS

                                                 TERM OF
                                               OFFICE+ AND
                                POSITION(S)     LENGTH OF                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                HELD WITH         TIME                         NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE            TRUST          SERVED                         FOR WHICH PERSON SERVES AS OFFICER
----------------------------  --------------   -----------   ----------------------------------------------------------------------
W. Douglas Beck*; 36          Vice President   Since 2003    Mr. Beck is an executive director and head of mutual fund product management of UBS Global AM (since 2002). From March 1998 to November
                                                             2002, he held various positions at Merrill Lynch, the most recent being first vice president and co-manager of the managed solutions group. Mr. Beck is vice president of 22 investment companies
                                                             (consisting of 81 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 37           Vice President   Since 2000    Mr. Disbrow is a director and a senior manager of the mutual fund
                              and Assistant                  finance department of UBS Global AM. Prior to November 1999, he was a
                                Treasurer                    vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and assistant treasurer of 19 investment companies
                                                             (consisting of 40 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Amy R. Doberman*; 41          Vice President   Since 2000    Ms. Doberman is a managing director and general counsel of UBS Global
                              and Secretary                  AM. From December 1997 through July 2000, she was general counsel of
                                                             Aeltus Investment Management, Inc. Ms. Doberman is vice president and assistant secretary of five investment companies (consisting of 44 portfolios) and vice president and secretary of 19 investment companies (consisting of 40 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

David M. Goldenberg*; 37      Vice President   Since 2002    Mr. Goldenberg is an executive director and deputy general counsel of
                              and Assistant                  UBS Global AM. From 2000 to 2002 he was director, legal affairs at
                               Secretary                     Lazard Asset Management. Mr. Goldenberg served in various capacities, including most recently as global director of compliance for SSB Citi
                                                             Asset Management Group from 1996 to 2000. Mr. Goldenberg is a vice president and secretary of five investment companies (consisting of 44 portfolios) and a vice president and assistant secretary of 19 investment companies (consisting of 40 portfolios) for which UBS
                                                             Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 35       Vice President   Since 1999    Ms. Kilkeary is an associate director and a manager of the mutual fund
                              and Assistant                  finance department of UBS Global AM. Ms. Kilkeary is a vice president
                                Treasurer                    and assistant treasurer of one investment company (consisting of 12 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

                                                 TERM OF
                                               OFFICE+ AND
                                POSITION(S)     LENGTH OF                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                HELD WITH         TIME                         NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE            TRUST          SERVED                         FOR WHICH PERSON SERVES AS OFFICER
----------------------------  --------------   -----------   ----------------------------------------------------------------------
Kevin J. Mahoney*; 38         Vice President   Since 1999    Mr. Mahoney is a director and a senior manager of the mutual fund
                              and Assistant                  finance department of UBS Global AM. Prior to April 1999, he was the
                                Treasurer                    manager of the mutual fund internal control group of Salomon Smith
                                                             Barney. Mr. Mahoney is a vice president and assistant treasurer of 19 investment companies (consisting of 40 portfolios) for which UBS
                                                             Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael H. Markowitz**; 38    Vice President   Since 2001    Mr. Markowitz is an executive director, portfolio manager and head of
                                                             U.S. short duration fixed income of UBS Global AM. He is also an executive director and portfolio manager of UBS Global Asset
                                                             Management (Americas) Inc., an affiliate of UBS Global AM. Mr.
                                                             Markowitz is a vice president of five investment companies (consisting of 25 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Paul H. Schubert*; 40         Vice President   Since 1995    Mr. Schubert is an executive director and head of the mutual fund
                              and Treasurer                  finance department of UBS Global AM. Mr. Schubert is treasurer and principal accounting officer of three investment companies (consisting of 41 portfolios), a vice president and treasurer of 20 investment companies (consisting of 41 portfolios), and treasurer and chief financial officer of one investment company (consisting of two portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph A. Varnas*; 35         President        Since 2003    Mr. Varnas is a managing director (since March 2003), chief technology officer (since March 2001) and head of product, technology and operations of UBS Global AM (since November 2002). From 2000 to 2001, he was manager of product development in Investment Consulting
                                                             Services at UBS Financial Services Inc. Mr. Varnas was a senior analyst in the Global Securities Research and Economics Group at
                                                             Merrill Lynch from 1995 to 1999. Mr. Varnas is president of 22 investment companies (consisting of 81 portfolios) for which UBS
                                                             Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 42          Vice President   Since 2000    Mr. Weller is a director and senior associate general counsel of UBS
                              and Assistant                  Global AM. Mr. Weller is a vice president and assistant secretary of
                                Secretary                    19 investment companies (consisting of 40 portfolios) for which UBS
                                                             Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

+ Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of a board.

++ Mrs. Alexander and Mr. Storms are "interested persons" of the Trust as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or its affiliates.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


(C)2003 UBS Global Asset Management (US) Inc.
UBS Global Asset Management (US) Inc. is a subsidiary of UBS AG.
All Rights Reserved
www.ubs.com

[UBS Logo] UBS Global Asset
               Management

(C)2003 UBS Global Asset Management (US) Inc.
UBS Global Asset Management (US) Inc. is a subsidiary of UBS AG.
All Rights Reserved
www.ubs.com


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

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the following persons serving on the registrant's Audit and Contract Review Committee are "audit committee financial experts" as defined in item 3 of Form N-CSR : Richard Q. Armstrong and Carl W. Schafer. Each of Mr. Armstrong and Mr. Schafer is independent as defined in item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED BY SEC FOR FUTURE USE. ]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED - END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED BY SEC FOR FUTURE USE. ]


ITEM 9.  CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

    (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

    ITEM 10. EXHIBITS.

    (a)(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

    (a)(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.CERT.

    (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE SELECT ADVISORS TRUST

By:   /s/ Joseph A. Varnas
      --------------------
      Joseph A. Varnas
      President

Date: October 9, 2003
      ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Joseph A. Varnas
      --------------------
      Joseph A. Varnas
      President

Date: October 9, 2003
      ---------------

By:   /s/ Paul H. Schubert
      --------------------
      Paul H. Schubert
      Treasurer

Date: October 9, 2003
      ---------------